SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT (NO. 33-32548)
UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 123	[X]
and

REGISTRATION STATEMENT (NO. 811-05972) UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 124	[X]

VANGUARD INTERNATIONAL EQUITY

INDEX FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

P.O. Box 2600, Valley Forge, PA 19482

(Address of Principal Executive Office)

Registrant's Telephone Number (610) 669-1000

Anne E. Robinson, Esquire

P.O. Box 876

Valley Forge, PA 19482

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filling pursuant to paragraph (b)

[X]on February 27, 2020 pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Vanguard International Stock Index Funds Prospectus

February 27, 2020

Investor Shares & Admiral™ Shares

Vanguard European Stock Index Fund Investor Shares (VEURX)

Vanguard European Stock Index Fund Admiral Shares (VEUSX)

Vanguard Pacific Stock Index Fund Investor Shares (VPACX)

Vanguard Pacific Stock Index Fund Admiral Shares (VPADX)

Vanguard Emerging Markets Stock Index Fund Investor Shares (VEIEX) Vanguard Emerging Markets Stock Index Fund Admiral Shares (VEMAX)

See the inside front cover for important information about access to your fund's annual and semiannual shareholder reports.

This prospectus contains financial data for the Funds through the fiscal year ended October 31, 2019.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund's annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Vanguard Fund Summaries		Investing With Vanguard	39
European Stock Index Fund	1	Purchasing Shares	39

Pacific Stock Index Fund	6	Converting Shares	42

Emerging Markets Stock Index Fund	11	Redeeming Shares	44

Investing in Index Funds	17	Exchanging Shares	47

More on the Funds	18	Frequent-Trading Limitations	48

The Funds and Vanguard	26	Other Rules You Should Know	50

Investment Advisor	27	Fund and Account Updates	54

Dividends, Capital Gains, and Taxes	28	Employer-Sponsored Plans	55

Share Price	31	Contacting Vanguard	56

Financial Highlights	33	Additional Information	57

		Glossary of Investment Terms	58

Vanguard European Stock Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None

Purchase Fee	None	None

Sales Charge (Load) Imposed on Reinvested Dividends	None	None

Redemption Fee	None	None

Account Service Fee (for certain fund account balances below	$20/year	$20/year
$10,000)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares

Management Fees	0.21%	0.09%

12b-1 Distribution Fee	None	None

Other Expenses	0.02%	0.01%

Total Annual Fund Operating Expenses	0.23%	0.10%

1

Examples

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$24	$74	$130	$293

Admiral Shares	$10	$32	$56	$128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach by investing all, or substantially all, of its assets in the common stocks included in the FTSE Developed Europe All Cap Index. The FTSE Developed Europe All Cap Index is a market-capitalization-weighted index that is made up of approximately 1,307 common stocks of large-, mid-, and small-cap companies located in 16 European countries—mostly companies in the United Kingdom, France, Switzerland, and Germany. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Ireland, Italy, Netherlands, Norway, Poland, Portugal, Spain, and Sweden.

2

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

•Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. The Index's, and therefore the Fund's, heavy exposure to four countries (the United Kingdom, France, Switzerland, and Germany) subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.

•Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because the eligibility requirements for the Fund's Admiral Shares were recently changed, annual total returns for the Fund's Admiral Shares are relevant for most investors. Accordingly, the information presented in the bar chart reflects the performance of the Fund's Admiral Shares. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and other comparative indexes, which have investment characteristics similar to those of the Fund. The Spliced European Stock Index reflects the performance of the MSCI Europe Index through March 26, 2013; the FTSE Developed Europe Index through September 30, 2015; and the FTSE Developed Europe All Cap Index thereafter. Returns for the FTSE Indexes shown are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund

3

will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard European Stock Index Fund Admiral Shares

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
100%

80%
60%								27.05
40%			20.99	24.89						24.25
20%	5.01
0%
-20%		-11.49			-6.55	-1.88	-0.63		-14.79

-40%
-60%

During the periods shown in the bar chart, the highest return for a calendar quarter was 20.40% (quarter ended September 30, 2010), and the lowest return for a quarter was –23.36% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Vanguard European Stock Index Fund Admiral Shares

Return Before Taxes	24.25%	5.57%	5.58%

Return After Taxes on Distributions	23.30	4.79	4.82

Return After Taxes on Distributions and Sale of Fund Shares	15.05	4.28	4.41

Vanguard European Stock Index Fund Investor Shares

Return Before Taxes	24.06%	5.42%	5.44%

Comparative Indexes
(reflect no deduction for fees or expenses)

FTSE Developed Europe All Cap Index	24.58%	5.67%	5.82%

FTSE Developed Europe Index	24.19	5.44	5.46

Spliced European Stock Index	24.58	5.51	5.46

FTSE Developed Europe All Cap Fair Market Value Index	24.32	—	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Admiral Shares and may differ for each share class.

4

After-tax returns are not relevant for a shareholder who holds fund shares in a tax- deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Christine D. Franquin, Principal of Vanguard. She has co-managed the Fund since 2016.

Justin E. Hales, CFA, CFP, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Admiral Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Investor Shares are generally available only to Vanguard funds that operate as funds of funds and to certain retirement plan clients that receive recordkeeping services from Vanguard. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer- sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

Vanguard Pacific Stock Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None

Purchase Fee	None	None

Sales Charge (Load) Imposed on Reinvested Dividends	None	None

Redemption Fee	None	None

Account Service Fee (for certain fund account balances below	$20/year	$20/year
$10,000)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares

Management Fees	0.21%	0.09%

12b-1 Distribution Fee	None	None

Other Expenses	0.02%	0.01%

Total Annual Fund Operating Expenses	0.23%	0.10%

6

Examples

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$24	$74	$130	$293

Admiral Shares	$10	$32	$56	$128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach by investing all, or substantially all, of its assets in the common stocks included in the FTSE Developed Asia Pacific All Cap Index. The FTSE Developed Asia Pacific All Cap Index is a market-capitalization- weighted index that is made up of approximately 2,313 common stocks of large-, mid-, and small-cap companies located in Japan, Korea, Australia, Hong Kong, Singapore, and New Zealand.

7

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

•Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. The Index's, and therefore the Fund's, heavy exposure to Japan, Australia, and Korea subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.

•Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because the eligibility requirements for the Fund's Admiral Shares were recently changed, annual total returns for the Fund's Admiral Shares are relevant for most investors. Accordingly, the information presented in the bar chart reflects the performance of the Fund's Admiral Shares. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and other comparative indexes, which have investment characteristics similar to those of the Fund. The Spliced Pacific Stock Index reflects the performance of the MSCI Pacific Index through March 26, 2013; the FTSE Developed Asia Pacific Index through September 30, 2015; and the FTSE Developed Asia Pacific All Cap Index thereafter. Returns for the FTSE Indexes shown are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

8

Annual Total Returns — Vanguard Pacific Stock Index Fund Admiral Shares

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
100%

80%
60%								28.62
40%	15.93		15.61	17.55						17.58
20%						2.43	5.29
0%
-20%		-13.89			-4.54				-13.89
-40%

-60%

During the periods shown in the bar chart, the highest return for a calendar quarter was 12.82% (quarter ended September 30, 2010), and the lowest return for a quarter was –13.49% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Vanguard Pacific Stock Index Fund Admiral Shares

Return Before Taxes	17.58%	7.03%	6.16%

Return After Taxes on Distributions	16.76	6.32	5.47

Return After Taxes on Distributions and Sale of Fund Shares	10.93	5.41	4.84

Vanguard Pacific Stock Index Fund Investor Shares

Return Before Taxes	17.42%	6.88%	6.02%

Comparative Indexes
(reflect no deduction for fees or expenses)

FTSE Developed Asia Pacific All Cap Index	18.00%	7.07%	6.31%

FTSE Developed Asia Pacific Index	18.36	7.14	6.44

Spliced Pacific Stock Index	18.00	6.95	6.24

FTSE Developed Asia Pacific All Cap Fair Market Value Index	17.63	—	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Admiral Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-

9

deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Michael Perre, Principal of Vanguard. He has co-managed the Fund since 2016.

Jeffrey D. Miller, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Admiral Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Investor Shares are generally available only to Vanguard funds that operate as funds of funds and to certain retirement plan clients that receive recordkeeping services from Vanguard. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer- sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

10

Vanguard Emerging Markets Stock Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None

Purchase Fee	None	None

Sales Charge (Load) Imposed on Reinvested Dividends	None	None

Redemption Fee	None	None

Account Service Fee (for certain fund account balances below	$20/year	$20/year
$10,000)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares

Management Fees	0.25%	0.11%

12b-1 Distribution Fee	None	None

Other Expenses	0.04%	0.03%

Total Annual Fund Operating Expenses	0.29%	0.14%

11

Examples

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$30	$93	$163	$368

Admiral Shares	$14	$45	$79	$179

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the FTSE Emerging Markets All Cap China A Inclusion Index, a market-capitalization-weighted index that is made up of approximately 4,018 common stocks of large-, mid-, and small-cap companies located in emerging markets around the world. The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

12

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

•Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

•Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area.

•Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

•China A-shares risk, which is the chance that the Fund may not be able to access a sufficient amount of China A-shares to track its target index. China A-shares are only available to foreign investors through a quota license or the China Stock Connect program.

•Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund's target index.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

13

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because the eligibility requirements for the Fund's Admiral Shares were recently changed, annual total returns for the Fund's Admiral Shares are relevant for most investors. Accordingly, the information presented in the bar chart reflects the performance of the Fund's Admiral Shares. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and other comparative indexes, which have investment characteristics similar to those of the Fund. The Spliced Emerging Markets Index reflects the performance of the MSCI Emerging Markets Index through January 9, 2013; the FTSE Emerging Transition Index through June 27, 2013; the FTSE Emerging Index through November 1, 2015; the FTSE Emerging Markets All Cap China A Transition Index through September 18, 2016; and the FTSE Emerging Markets All Cap China A Inclusion Index thereafter. Returns for the FTSE Indexes shown are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Emerging Markets Stock Index Fund Admiral Shares

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
100%

80%
60%								31.38
40%	18.99		18.86				11.73			20.31

20%					0.60

0%
-20%		-18.67		-5.02		-15.35			-14.58
-40%

-60%

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.78% (quarter ended September 30, 2010), and the lowest return for a quarter was –23.95% (quarter ended September 30, 2011).

14

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Vanguard Emerging Markets Stock Index Fund Admiral Shares

Return Before Taxes	20.31%	5.01%	3.45%

Return After Taxes on Distributions	19.13	4.20	2.78

Return After Taxes on Distributions and Sale of Fund Shares	12.40	3.69	2.58

Vanguard Emerging Markets Stock Index Fund Investor Shares

Return Before Taxes	20.13%	4.84%	3.28%

Comparative Indexes
(reflect no deduction for fees or expenses)

FTSE Emerging Markets All Cap China A Inclusion Index	20.40%	5.11%	3.74%

FTSE Emerging Index	20.16	5.65	3.84

Spliced Emerging Markets Index	20.40	4.93	3.52

FTSE Emerging Markets All Cap China A Inclusion Fair Market
Value Index	20.55	5.19	3.78

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Admiral Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax- deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Michael Perre, Principal of Vanguard. He has managed the Fund since 2008 (co-managed since 2016).

Jeffrey D. Miller, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.

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Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Admiral Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Investor Shares are generally available only to Vanguard funds that operate as funds of funds and to certain retirement plan clients that receive recordkeeping services from Vanguard. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer- sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. One cannot invest directly in an index.

The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. Generally, the index sponsor does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the target index or its related data. Errors made by the index sponsor may occur from time to time and may not be identified by the index sponsor for a period of time or at all. Vanguard does not provide any warranty or guarantee against such errors. Therefore, the gains, losses, or costs associated with the index sponsor's errors will generally be borne by the index fund and its shareholders.

An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them. The ability of an index fund to match its performance to that of its target index can also be impacted by, among other things, the timing and size of cash flows and the size of the fund. Market disruptions and regulatory restrictions could also have an adverse effect on a fund's ability to adjust its exposure to the required levels in order to track the index.

Index funds typically have the following characteristics:

•Variety of investments. Index funds generally invest in the securities of a variety of companies and industries.

•Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

•Low cost. Index funds are generally inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity— and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.

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More on the Funds

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Funds' Investor Shares and Admiral Shares. A separate prospectus offers the Funds' Institutional Shares and Institutional Plus Shares for the European Stock Index Fund and the Emerging Markets Stock Index Fund, which are generally for investors who invest a minimum of $5 million and $100 million, respectively. In addition, each Fund issues ETF Shares (an exchange-traded class of shares), which are also offered through a separate prospectus.

All share classes offered by a Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result,

their investment returns will differ.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

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The following sections explain the principal investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees each Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, each Fund will invest at least 80% of its assets in the types of stocks indicated by its name. A Fund may change its 80% policy or indexing strategy only upon 60 days' notice to shareholders.

Market Exposure

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in the foreign stocks included in their particular indexes.

Plain Talk About International Investing

U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar accounting, auditing, legal, tax, and financial reporting standards and practices as U.S. companies and the U.S. government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

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Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company's outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time.

Each Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because each Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

The Emerging Markets Stock Index Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

The Emerging Markets Stock Index Fund is subject to China A-shares risk, which is the chance that the Fund may not be able to access a sufficient amount of China A-shares to track its target index. China A-shares are only available to foreign investors through a quota license or through the China Stock Connect program.

China A-shares (A-shares) are shares of mainland Chinese companies that are traded locally on the Shanghai and Shenzhen stock exchanges. In order for foreign investors to purchase A-shares, a Qualified Foreign Institutional Investor (QFII) or Renminbi QFII (RQFII) license and quota are required. The quota available to the Emerging Markets Stock Index Fund through a Vanguard entity with an RQFII or QFII license may be limited by a Chinese regulator or the quota use of other Vanguard funds. A-shares are also available to foreign investors through the China Stock Connect program (Stock Connect), subject to separate quota limitations. It is possible that the A-shares quota available to the Fund as a foreign investor may not be sufficient to meet the Fund's investment needs. In this situation, the Fund may underweight A-shares relative to its

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target index or seek an alternative method of economic exposure, such as by purchasing other classes of securities or depositary receipts or by utilizing derivatives. These options could increase the Fund's index sampling risk or investment cost. Additionally, investing in A-shares generally increases emerging markets risk due in part to government and issuer market controls and the developing settlement and legal systems.

Plain Talk About Regional Versus Broad International Investing

Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).

Security Selection

Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. Vanguard European Stock Index Fund and Vanguard Pacific Stock Index Fund use the replication method of indexing, meaning that each Fund generally holds the same stocks as its target index and in approximately the same proportions. Vanguard Emerging Markets Stock Index Fund uses the sampling method of indexing, meaning that the Fund's advisor, using computer programs, selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. These include industry weightings, market capitalization, and other financial characteristics of stocks.

European Stock Index Fund. The Fund invests in the common stocks included in the FTSE Developed Europe All Cap Index, which is made up of approximately 1,307 common stocks of large-, mid-, and small-cap companies located in 16 European countries. Four countries—the United Kingdom, France, Switzerland, and Germany— represent a large portion of the Index. The other countries represented in the Index are much less significant to the Index and, consequently, to the Fund. The Fund's heavy exposure to four countries subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.

Pacific Stock Index Fund. The Fund invests in the common stocks included in the FTSE Developed Asia Pacific All Cap Index, which is made up of approximately 2,313 common stocks of large-, mid-, and small-cap Pacific Basin companies. The Japanese, Australian, and Korean stock markets represent a large portion of the Index. The other markets represented in the Index are Hong Kong, Singapore, and New Zealand. The

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Fund's large investments in the Japanese, Australian, and Korean stock markets subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.

Emerging Markets Stock Index Fund. The Fund invests in the common stocks included in the FTSE Emerging Markets All Cap China A Inclusion Index, which is made up of approximately 4,018 common stocks of large-, mid-, and small-cap companies located in emerging markets around the world and is part of the FTSE China A Inclusion indexes, which contain FTSE China A All Cap Index securities adjusted for the aggregate approved QFII and RQFII quotas available to foreign investors. The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

Emerging markets can be substantially more volatile, and substantially less liquid, than both U.S. markets and more developed foreign markets. Therefore, the Fund may expose investors to a higher degree of volatility and illiquidity than funds that invest in more developed markets.

Depositary receipts. Each Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in the component securities. However, each Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts (also sold as participatory notes) of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets in one country but represent shares of issuers domiciled in another country. Generally, a Fund will hold depositary receipts only when the advisor believes that the Fund would benefit from holding the depositary receipt, rather than the underlying component security. For example, a Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or if government regulators place restrictions on the free flow of capital or currency. Each Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund's portfolio.

Other Investment Policies and Risks

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

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Each Fund may invest, to a limited extent, in equity futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. The Emerging Markets Stock Index Fund may use derivatives as an alternative method of economic exposure to China A-shares.

Each Fund may enter into foreign currency exchange forward contracts, which are a type of derivative, in order to maintain the same currency exposure as its respective index. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, would not prevent the Fund's securities from falling in value as a result of risks other than unfavorable currency exchange movements. The Funds may use these contracts to gain currency exposure when investing in equity futures and to settle trades in a foreign currency.

Each Fund's target index is maintained by FTSE Group (FTSE), a widely known global index provider.

Cash Management

Each Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, each Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.

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Methods Used to Meet Redemption Requests

Under normal circumstances, each Fund typically expects to meet redemptions with positive cash flows. When this is not an option, each Fund seeks to maintain its risk exposure by selling a cross section of the Fund's holdings to meet redemptions, while also factoring in transaction costs. Additionally, a Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see "Potentially disruptive redemptions" under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that each Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor's transaction to match trade settlement within regulatory requirements. A Fund may also suspend payment of redemption proceeds for up to seven days; see "Emergency circumstances" under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, a Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange- traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the

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long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation- Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short- term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

•Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund's operation or performance.

•Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

•Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

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Turnover Rate

Although each Fund generally seeks to invest for the long term, a Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund's return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds' marketing costs.

Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

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Investment Advisor

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Equity Index Group. As of October 31, 2019, Vanguard served as advisor for approximately $4.7 trillion in assets. Vanguard provides investment advisory services to the Funds pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended October 31, 2019, the advisory expenses represented an effective annual rate of 0.01% of each Fund's average net assets.

Under the terms of an SEC exemption, the Funds' board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund's advisory arrangements will be communicated to shareholders in writing. As the Funds' sponsor and overall manager, Vanguard may provide investment advisory services to a Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Funds have filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Funds may rely on the new SEC relief.

For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the most recent semiannual reports to shareholders covering the fiscal period ended April 30.

The managers primarily responsible for the day-to-day management of the Funds are:

Christine D. Franquin, Principal of Vanguard. She has managed investment portfolios since joining Vanguard in 2000 and has co-managed the European Stock Index Fund since 2016. Education: B.A., Universitaire Faculteiten Sint-Ignatius Antwerpen, Belgium; J.D., University of Liege, Belgium; M.S., Clark University.

Justin E. Hales, CFA, CFP, Portfolio Manager at Vanguard. He has been with Vanguard since 2004, has worked in investment management since 2006, has managed investment portfolios since 2014, and has co-managed the European Stock Index Fund since 2016. Education: B.A., University of Maryland.

Jeffrey D. Miller, Portfolio Manager at Vanguard. He has been with Vanguard since 1999, has managed investment portfolios since 2010, and has co-managed the Pacific Stock Index Fund and the Emerging Markets Stock Index Fund since 2016. Education: B.A., The Pennsylvania State University; M.B.A., Drexel University.

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Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990, has managed investment portfolios since 1999, has managed the Emerging Markets Stock Index Fund since 2008 (co-managed since 2016), and has co-managed the Pacific Stock Index Fund since 2016. Education: B.A., Saint Joseph's University; M.B.A., Villanova University.

The Funds' Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, each Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

From time to time, a Fund may pay out higher-than-expected distributions. As an index fund, the Fund must adjust its holdings to reflect changes in its target index. In some cases, such changes may force an index fund to sell securities that have appreciated in value, thereby realizing a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, a substantial change in the market capitalization of the issuer, or the movement of a country from emerging market to developed market status.

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Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

•Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

•Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

•Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding- period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on "qualified dividend income,"if any, distributed by the Fund.

•Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

•Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.

•A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

•Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

•Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on "net investment income." Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

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Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

Each Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of a Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund's distribution schedule before you invest.

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General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

•Provide your correct taxpayer identification number.

•Certify that the taxpayer identification number is correct.

•Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the non-U.S. investors page on our website at vanguard.com for information on Vanguard's non- U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund's assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

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Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

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Financial Highlights

Financial highlights information is intended to help you understand a fund's performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund's most recent annual report to shareholders. You may obtain a free copy of a fund's latest annual or semiannual report, which is available upon request.

European Stock Index Fund Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$27.85	$31.44	$25.27	$27.98	$29.05

Investment Operations

Net Investment Income	1.0531	.9681	.8271	.881	.866

Net Realized and Unrealized Gain (Loss)
on Investments	1.913	(3.572)	6.109	(2.738)	(1.058)

Total from Investment Operations	2.966	(2.604)	6.936	(1.857)	(.192)

Distributions

Dividends from Net Investment Income	(.976)	(.986)	(.766)	(.853)	(.878)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.976)	(.986)	(.766)	(.853)	(.878)

Net Asset Value, End of Period	$29.84	$27.85	$31.44	$25.27	$27.98

Total Return2	10.90%	–8.53%	27.77%	–6.63%	–0.77%
Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$25	$543	$701	$608	$730

Ratio of Total Expenses to
Average Net Assets	0.23%	0.23%	0.26%	0.26%	0.26%
Ratio of Net Investment Income to
Average Net Assets	3.72%	3.14%	2.81%	3.35%	3.05%
Portfolio Turnover Rate3	3%	6%	4%	6%	13%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

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European Stock Index Fund Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$64.84	$73.23	$58.85	$65.16	$67.64

Investment Operations

Net Investment Income	2.2981	2.3531	2.0161	2.151	2.113

Net Realized and Unrealized Gain (Loss)
on Investments	4.693	(8.338)	14.251	(6.379)	(2.454)

Total from Investment Operations	6.991	(5.985)	16.267	(4.228)	(.341)

Distributions

Dividends from Net Investment Income	(2.351)	(2.405)	(1.887)	(2.082)	(2.139)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(2.351)	(2.405)	(1.887)	(2.082)	(2.139)

Net Asset Value, End of Period	$69.48	$64.84	$73.23	$58.85	$65.16

Total Return2	11.05%	–8.43%	27.99%	–6.48%	–0.61%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$4,671	$4,174	$4,754	$3,609	$4,137

Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%

Ratio of Net Investment Income to
Average Net Assets	3.47%	3.27%	2.97%	3.51%	3.19%

Portfolio Turnover Rate3	3%	6%	4%	6%	13%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

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Pacific Stock Index Fund Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$12.24	$13.56	$11.42	$10.99	$11.59

Investment Operations

Net Investment Income	.309	1.347	1.295	1.257	.258

Net Realized and Unrealized Gain (Loss)
on Investments	.801	(1.336)	2.141	.426	(.612 )

Total from Investment Operations	1.110	(.989)	2.436	.683	(.354 )

Distributions

Dividends from Net Investment Income	(.340)	(.331)	(.296 )	(.253 )	(.246 )

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.340)	(.331)	(.296 )	(.253 )	(.246 )

Net Asset Value, End of Period	$13.01	$12.24	$13.56	$11.42	$10.99

Total Return2	9.39%	–7.53%	21.71%	6.40%	–3.07%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$11	$225	$296	$281	$309

Ratio of Total Expenses to
Average Net Assets	0.23%	0.23%	0.26%	0.26%	0.26%

Ratio of Net Investment Income to
Average Net Assets	2.50%	2.51%	2.44%	2.39%	2.26%

Portfolio Turnover Rate3	4%	4%	3%	4%	14%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

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Pacific Stock Index Fund Admiral Shares

For a Share Outstanding					Year Ended October 31,
Throughout Each Period	2019		2018		2017		2016	2015

Net Asset Value, Beginning of Period	$79.43		$87.97		$74.10		$71.30	$75.19

Investment Operations

Net Investment Income	2.251	1	2.360	1	2.049	1	1.781	1.783

Net Realized and Unrealized Gain (Loss)
on Investments	5.031		(8.618)		13.876		2.763	(3.963)
Total from Investment Operations	7.282		(6.258)		15.925		4.544	(2.180)

Distributions

Dividends from Net Investment Income	(2.302)		(2.282)		(2.055)		(1.744)	(1.710)

Distributions from Realized Capital Gains	—		—		—		—	—

Total Distributions	(2.302)		(2.282)		(2.055)		(1.744)	(1.710)

Net Asset Value, End of Period	$84.41		$79.43		$87.97		$74.10	$71.30

Total Return2	9.50%		–7.36%		21.90%		6.57%	–2.92%
Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$2,493		$2,202		$2,388		$1,983	$1,981

Ratio of Total Expenses to
Average Net Assets	0.10%		0.10%		0.10%		0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.80%		2.64%		2.60%		2.55%	2.40%
Portfolio Turnover Rate3	4%		4%		3%		4%	14%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

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Emerging Markets Stock Index Fund Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$24.02	$28.16	$23.85	$22.16	$27.02

Investment Operations

Net Investment Income	.6431,2	.6631	.6011	.530	.642

Net Realized and Unrealized Gain (Loss)
on Investments	2.601	(4.187)	4.302	1.691	(4.865)

Total from Investment Operations	3.244	(3.524)	4.903	2.221	(4.223)

Distributions

Dividends from Net Investment Income	(.674)	(.616)	(.593)	(.531)	(.637)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.674)	(.616)	(.593)	(.531)	(.637)

Net Asset Value, End of Period	$26.59	$24.02	$28.16	$23.85	$22.16

Total Return3	13.66%	–12.73%	20.76%	10.21%	–15.74%
Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$239	$1,283	$1,738	$1,570	$1,573

Ratio of Total Expenses to
Average Net Assets	0.29%	0.29%	0.32%	0.32%	0.33%

Ratio of Net Investment Income to		2.36%	2.38%	2.50%	2.53%
Average Net Assets	2.48%2

Portfolio Turnover Rate4	9%	11%	6%	13%	7%

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $0.171 and 0.66%, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.

3 Total returns do not include account service fees that may have applied in the periods shown.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

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Emerging Markets Stock Index Fund Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$31.53	$36.99	$31.33	$29.10	$35.49

Investment Operations

Net Investment Income	1.1541,2	.9441	.860	1.747	.903

Net Realized and Unrealized Gain (Loss)
on Investments	3.155	(5.531)	5.645	2.222	(6.394)

Total from Investment Operations	4.309	(4.587)	6.505	2.969	(5.491)

Distributions

Dividends from Net Investment Income	(.929)	(.873)	(.845)	(.739)	(.899)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.929)	(.873)	(.845)	(.739)	(.899)

Net Asset Value, End of Period	$34.91	$31.53	$36.99	$31.33	$29.10

Total Return3	13.83%	–12.64%	21.00%	10.41%	–15.60%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$14,383	$11,632	$12,585	$9,166	$8,060

Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.14%	0.14%	0.15%

Ratio of Net Investment Income to		2.51%	2.56%	2.68%	2.71%
Average Net Assets	3.38%2

Portfolio Turnover Rate4	9%	11%	6%	13%	7%

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $0.225 and 0.66%, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.

3 Total returns do not include account service fees that may have applied in the periods shown.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

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Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to "you" in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares

Investor Shares are generally available only to Vanguard funds that operate as funds of funds and to certain retirement plan clients that receive recordkeeping services from Vanguard.

Account Minimums for Admiral Shares

To open and maintain an account. $3,000. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

To add to an existing account. Generally $1.

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How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for Funds and share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.

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Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. See Share Price.

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.

Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler's checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

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Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund's operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. See Share Price.

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

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Conversions to Institutional Shares or Institutional Plus Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares or Institutional Plus Shares of the same Fund, provided that your account meets all eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares or Institutional Plus Shares will not be automatically converted.

Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by a Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm.

Vanguard Brokerage Services does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

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Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.

Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

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By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. See Share Price.

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

•Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

•Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we

45

may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by a Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see "Potentially disruptive redemptions" and "Emergency circumstances."

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard's policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail.

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Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

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Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation- Protected Securities Index Fund) limits an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

•Purchases of shares with reinvested dividend or capital gains distributions.

•Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

•Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, and Vanguard Digital AdvisorTM.

•Redemptions of shares to pay fund or account fees.

•Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).

•Transfers and reregistrations of shares within the same fund.

•Purchases of shares by asset transfer or direct rollover.

•Conversions of shares from one share class to another in the same fund.

•Checkwriting redemptions.

•Section 529 college savings plans.

•Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the limitations.)

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For participants in employer-sponsored defined contribution plans,* the frequent- trading limitations do not apply to:

•Purchases of shares with participant payroll or employer contributions or loan repayments.

•Purchases of shares with reinvested dividend or capital gains distributions.

•Distributions, loans, and in-service withdrawals from a plan.

•Redemptions of shares as part of a plan termination or at the direction of the plan.

•Transactions executed through the Vanguard Managed Account Program.

•Redemptions of shares to pay fund or account fees.

•Share or asset transfers or rollovers.

•Reregistrations of shares.

•Conversions of shares from one share class to another in the same fund.

•Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

*The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 30-day policy previously described, prohibiting a client's purchases of fund shares, and/or revoking the client's exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary's clients. Intermediaries also may monitor their clients' trading activities with respect to Vanguard funds.

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For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent- trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department by telephone or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under "Account Maintenance." You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard's automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

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Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

•Authorization to act on the account (as the account owner or by legal documentation or other means).

•Account registration and address.

•Fund name and account number, if applicable.

•Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions:

•Are provided by the person(s) authorized in accordance with Vanguard's policies and procedures to access the account and request transactions.

•Include the fund name and account number.

•Include the amount of the transaction (stated in dollars, shares, or percentage). Written instructions also must generally be provided on a Vanguard form and include:

•Signature(s) and date from the authorized person(s).

•Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)

•Any supporting documentation that may be required.

Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

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Responsibility for Fraud

You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.

Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state's abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state's abandoned property law, subject to potential federal or state withholding taxes.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

52

Account Service Fee

Vanguard may charge a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from fund accounts subject to the fee once per calendar year.

If you elect to receive your statements and other materials electronically (i.e., by e-delivery), the account service fee will not be charged, so long as your election remains in effect. You can make your e-delivery election on vanguard.com.

Beginning on January 1, 2021, you may elect to receive paper copies of shareholder reports free of charge as noted on the cover of this prospectus.

Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

Each Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.

Account Restrictions

Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to

53

do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

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Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard International Stock Index Funds twice a year, in June and December. These reports include overviews of the financial markets and provide the following specific Fund information:

•Performance assessments and comparisons with industry benchmarks.

•Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Funds' Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of a Fund's portfolio holdings.

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.

•If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard Participant Services toll- free at 800-523-1188 or visit our website at vanguard.com.

•If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

•Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

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Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan's recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to a Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

Contacting Vanguard

Web

Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone

Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week

Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)

For fund and service information For literature requests

Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)

Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)

For information and services for participants in employer- sponsored plans

Institutional Division	For information and services for large institutional investors
888-809-8102

Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies

Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

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Additional Information

	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation	Fund Number	Number

European Stock Index Fund

Investor Shares	6/18/1990	Europe	79	922042205

Admiral Shares	8/13/2001	EuropeAdml	579	922042809

Pacific Stock Index Fund

Investor Shares	6/18/1990	Pacific	72	922042106

Admiral Shares	8/13/2001	PacifAdml	572	922042700

Emerging Markets Stock Index Fund

Investor Shares	5/4/1994	EmerMkt	533	922042304

Admiral Shares	6/23/2006	EmMkAdml	5533	922042841

CFA® is a registered trademark owned by CFA Institute.

London Stock Exchange Group companies include FTSE International Limited ("FTSE"), Frank Russell Company ("Russell"), MTS Next Limited ("MTS"), and FTSE TMX Global Debt Capital Markets Inc. ("FTSE TMX"). All rights reserved. "FTSE®", "Russell®", "MTS®", "FTSE TMX®" and "FTSE Russell" and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under licence. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies' index values and the use of their indexes to create financial products require a licence with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

57

Glossary of Investment Terms

Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation.

Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

FTSE Developed Asia Pacific All Cap Fair Market Value Index. An index that measures returns of the FTSE Developed Asia Pacific All Cap Index, adjusted to reflect price changes for index securities in markets that have closed prior to the close of the U.S. stock market. Fair value prices and foreign exchange rates as of 4 p.m., Eastern time, are used in the calculation. The FTSE Developed Asia Pacific All Cap Fair Market Value Index uses tax rates based on the withholding tax rates applicable to dividends received by a regulated investment company (mutual fund) domiciled in the United States.

FTSE Developed Asia Pacific Index. An index that consists of approximately 886 common stocks of companies located in Japan, Korea, Australia, Hong Kong, Singapore, and New Zealand.

FTSE Developed Europe All Cap Fair Market Value Index. An index that measures returns of the FTSE Developed Europe All Cap Index, adjusted to reflect price changes for index securities in markets that have closed prior to the close of the U.S. stock market. Fair value prices and foreign exchange rates as of 4 p.m., Eastern time, are used in the calculation. The FTSE Developed Europe All Cap Fair Market Value Index uses tax rates based on the withholding tax rates applicable to dividends received by a regulated investment company (mutual fund) domiciled in the United States.

FTSE Developed Europe Index. An index that is made up of approximately 583 common stocks of companies located in 16 European countries—mostly companies in the United Kingdom, France, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Germany, Ireland, Italy, the Netherlands, Norway, Poland, Portugal, Spain, and Sweden.

FTSE Emerging Index. A market-capitalization-weighted index representing large- and mid-cap stocks of companies located in emerging markets around the world.

58

FTSE Emerging Markets All Cap China A Inclusion Fair Market Value Index. An index that measures returns of the FTSE Emerging Markets All Cap China A Inclusion Index, adjusted to reflect price changes for index securities in markets that have closed prior to the close of the U.S. stock market. Fair value prices and foreign exchange rates as of 4 p.m., Eastern time, are used in the calculation. The FTSE Emerging Markets All Cap China A Inclusion Fair Market Value Index uses tax rates based on the withholding tax rates applicable to dividends received by a regulated investment company (mutual fund) domiciled in the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track— rather than outperform—a specified market benchmark, or "index."

Joint Committed Credit Facility. Each Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Funds' board of trustees and renegotiation with the lender syndicate on an annual basis.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

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Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard International Stock Index Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI) The SAI provides more detailed information about the Funds and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group

Investor Information Department P.O. Box 2600

Valley Forge, PA 19482-2600

Telephone: 800-662-7447; Text telephone for people

with hearing impairment: 800-749-7273

If you are a participant in an employer-sponsored plan: The Vanguard Group

Participant Services P.O. Box 2900

Valley Forge, PA 19482-2900

Telephone: 800-523-1188; Text telephone for people

with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department

Telephone: 800-662-2739; Text telephone for people

with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

Reports and other information about the Funds are available in the EDGAR database on the SEC's website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.

Funds' Investment Company Act file number: 811-05972

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

P 072 022020

Vanguard International Stock Index Funds Prospectus

February 27, 2020

Institutional Shares & Institutional Plus Shares

Vanguard European Stock Index Fund Institutional Shares (VESIX) Vanguard European Stock Index Fund Institutional Plus Shares (VEUPX) Vanguard Pacific Stock Index Fund Institutional Shares (VPKIX)

Vanguard Emerging Markets Stock Index Fund Institutional Shares (VEMIX) Vanguard Emerging Markets Stock Index Fund Institutional Plus Shares (VEMRX)

See the inside front cover for important information about access to your fund's annual and semiannual shareholder reports.

This prospectus contains financial data for the Funds through the fiscal year ended October 31, 2019.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund's annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Vanguard Fund Summaries		Investing With Vanguard	39
European Stock Index Fund	1	Purchasing Shares	39

Pacific Stock Index Fund	7	Converting Shares	42

Emerging Markets Stock Index Fund	12	Redeeming Shares	44

Investing in Index Funds	18	Exchanging Shares	47

More on the Funds	19	Frequent-Trading Limitations	48

The Funds and Vanguard	27	Other Rules You Should Know	50

Investment Advisor	28	Fund and Account Updates	54

Dividends, Capital Gains, and Taxes	29	Employer-Sponsored Plans	55

Share Price	32	Contacting Vanguard	56

Financial Highlights	34	Additional Information	57

		Glossary of Investment Terms	58

Vanguard European Stock Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares or Institutional Plus Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

	Institutional	Institutional Plus
	Shares	Shares

Sales Charge (Load) Imposed on Purchases	None	None

Purchase Fee	None	None

Sales Charge (Load) Imposed on Reinvested Dividends	None	None

Redemption Fee	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Institutional Plus
	Shares	Shares

Management Fees	0.07%	0.06%

12b-1 Distribution Fee	None	None

Other Expenses	0.01%	0.01%

Total Annual Fund Operating Expenses	0.08%	0.07%

Examples

The following examples are intended to help you compare the cost of investing in the Fund's Institutional Shares or Institutional Plus Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$8	$26	$45	$103

Institutional Plus Shares	$7	$23	$40	$90

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach by investing all, or substantially all, of its assets in the common stocks included in the FTSE Developed Europe All Cap Index. The FTSE Developed Europe All Cap Index is a market-capitalization-weighted index that is made up of approximately 1,307 common stocks of large-, mid-, and small-cap companies located in 16 European countries—mostly companies in the United Kingdom, France, Switzerland, and Germany. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Ireland, Italy, Netherlands, Norway, Poland, Portugal, Spain, and Sweden.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

•Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. The Index's, and therefore the Fund's, heavy exposure to four countries (the United Kingdom, France, Switzerland, and Germany) subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.

•Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and other comparative indexes, which have investment characteristics similar to those of the Fund. The Spliced European Stock Index reflects the performance of the MSCI Europe Index through March 26, 2013; the FTSE Developed Europe Index through September 30, 2015; and the FTSE Developed Europe All Cap Index thereafter. Returns for the FTSE Indexes shown are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard European Stock Index Fund Institutional Shares

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
100%

80%
60%								27.06
40%			21.04	24.95						24.28
20%	5.07
0%
-20%		-11.47			-6.54	-1.83	-0.61		-14.76

-40%
-60%

During the periods shown in the bar chart, the highest return for a calendar quarter was 20.39% (quarter ended September 30, 2010), and the lowest return for a quarter was –23.35% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Vanguard European Stock Index Fund Institutional Shares

Return Before Taxes	24.28%	5.60%	5.61%

Return After Taxes on Distributions	23.32	4.81	4.85

Return After Taxes on Distributions and Sale of Fund Shares	15.07	4.30	4.44

Comparative Indexes
(reflect no deduction for fees or expenses)

FTSE Developed Europe All Cap Index	24.58%	5.67%	5.82%

FTSE Developed Europe Index	24.19	5.44	5.46

Spliced European Stock Index	24.58	5.51	5.46

FTSE Developed Europe All Cap Fair Market Value Index	24.32	—	—

			Since
			Inception
			(Dec. 5,
	1 Year	5 Years	2014)

Vanguard European Stock Index Fund Institutional Plus Shares

Return Before Taxes	24.29%	5.62%	4.61%

Comparative Indexes
(reflect no deduction for fees or expenses)

FTSE Developed Europe All Cap Index	24.58%	5.67%	4.81%

FTSE Developed Europe Index	24.19	5.44	4.53

Spliced European Stock Index	24.58	5.51	4.59

FTSE Developed Europe All Cap Fair Market Value Index	24.32	—	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax- deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Christine D. Franquin, Principal of Vanguard. She has co-managed the Fund since 2016.

Justin E. Hales, CFA, CFP, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone

(800-662-2739). The minimum investment amount required to open and maintain a Fund account for Institutional Shares or Institutional Plus Shares is $5 million or $100 million, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer- sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Pacific Stock Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None

Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.06%
12b-1 Distribution Fee	None

Other Expenses	0.02%

Total Annual Fund Operating Expenses	0.08%

Example

The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$8	$26	$45	$103

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach by investing all, or substantially all, of its assets in the common stocks included in the FTSE Developed Asia Pacific All Cap Index. The FTSE Developed Asia Pacific All Cap Index is a market-capitalization-weighted index that is made up of approximately 2,313 common stocks of large-, mid-, and small-cap companies located in Japan, Korea, Australia, Hong Kong, Singapore, and New Zealand.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

•Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. The Index's, and therefore the Fund's, heavy exposure to Japan, Australia, and Korea subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.

•Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund's target index and other comparative indexes, which have investment characteristics similar to those of the Fund. The Spliced Pacific Stock Index reflects the performance of the MSCI Pacific Index through March 26, 2013; the FTSE Developed Asia Pacific Index through September 30, 2015; and the FTSE Developed Asia Pacific All Cap Index thereafter. Returns for the FTSE Indexes shown are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Pacific Stock Index Fund Institutional Shares

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
100%

80%
60%								28.54
40%	16.03		15.67	17.57						17.62
20%						2.52	5.32
0%
-20%		-13.83			-4.57				-13.83
-40%

-60%

During the periods shown in the bar chart, the highest return for a calendar quarter was 12.86% (quarter ended September 30, 2010), and the lowest return for a quarter was –13.50% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Vanguard Pacific Stock Index Fund Institutional Shares

Return Before Taxes	17.62%	7.06%	6.20%

Return After Taxes on Distributions	16.79	6.35	5.50

Return After Taxes on Distributions and Sale of Fund Shares	10.95	5.44	4.87

Comparative Indexes
(reflect no deduction for fees or expenses)

FTSE Developed Asia Pacific All Cap Index	18.00%	7.07%	6.31%

FTSE Developed Asia Pacific Index	18.36	7.14	6.44

Spliced Pacific Stock Index	18.00	6.95	6.24

FTSE Developed Asia Pacific All Cap Fair Market Value Index	17.63	—	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Michael Perre, Principal of Vanguard. He has co-managed the Fund since 2016.

Jeffrey D. Miller, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Institutional Shares is $5 million. The minimum investment amount required to add to an existing Fund account is generally $1. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer- sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Emerging Markets Stock Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares or Institutional Plus Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

	Institutional	Institutional Plus
	Shares	Shares

Sales Charge (Load) Imposed on Purchases	None	None

Purchase Fee	None	None

Sales Charge (Load) Imposed on Reinvested Dividends	None	None

Redemption Fee	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Institutional Plus
	Shares	Shares

Management Fees	0.08%	0.06%

12b-1 Distribution Fee	None	None

Other Expenses	0.02%	0.02%

Total Annual Fund Operating Expenses	0.10%	0.08%

Examples

The following examples are intended to help you compare the cost of investing in the Fund's Institutional Shares or Institutional Plus Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$10	$32	$56	$128

Institutional Plus Shares	$8	$26	$45	$103

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the FTSE Emerging Markets All Cap China A Inclusion Index, a market-capitalization-weighted index that is made up of approximately 4,018 common stocks of large-, mid-, and small-cap companies located in emerging markets around the world. The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

•Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

•Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area.

•Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

•China A-shares risk, which is the chance that the Fund may not be able to access a sufficient amount of China A-shares to track its target index. China A-shares are only available to foreign investors through a quota license or the China Stock Connect program.

•Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund's target index.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and other comparative indexes, which have investment characteristics similar to those of the Fund. The Spliced Emerging Markets Index reflects the performance of the MSCI Emerging Markets Index through January 9, 2013; the FTSE Emerging Transition Index through June 27, 2013; the FTSE Emerging Index through November 1, 2015; the FTSE Emerging Markets All Cap China A Transition Index through September 18, 2016; and the FTSE Emerging Markets All Cap China A Inclusion Index thereafter. Returns for the FTSE Indexes shown are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Emerging Markets Stock Index Fund Institutional Shares

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
100%

80%
60%								31.43
40%	19.06		18.91				11.76			20.37

20%					0.67
0%
-20%		-18.63		-4.99		-15.34			-14.54
-40%

-60%

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.79% (quarter ended September 30, 2010), and the lowest return for a quarter was –23.95% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Vanguard Emerging Markets Stock Index Fund Institutional Shares

Return Before Taxes	20.37%	5.05%	3.49%

Return After Taxes on Distributions	19.18	4.22	2.82

Return After Taxes on Distributions and Sale of Fund Shares	12.44	3.71	2.62

Comparative Indexes
(reflect no deduction for fees or expenses)

FTSE Emerging Markets All Cap China A Inclusion Index	20.40%	5.11%	3.74%

FTSE Emerging Index	20.16	5.65	3.84

Spliced Emerging Markets Index	20.40	4.93	3.52

FTSE Emerging Markets All Cap China A Inclusion Fair Market
Value Index	20.55	5.19	3.78

			Since
			Inception
			(Dec. 15,
	1 Year	5 Years	2010)

Vanguard Emerging Markets Stock Index Fund Institutional Plus Shares

Return Before Taxes	20.41%	5.07%	2.27%

Comparative Indexes
(reflect no deduction for fees or expenses)

FTSE Emerging Markets All Cap China A Inclusion Index	20.40%	5.11%	2.42%

FTSE Emerging Index	20.16	5.65	2.56

Spliced Emerging Markets Index	20.40	4.93	2.25

FTSE Emerging Markets All Cap China A Inclusion Fair Market
Value Index	20.55	5.19	2.47

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax- deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Michael Perre, Principal of Vanguard. He has managed the Fund since 2008 (co-managed since 2016).

Jeffrey D. Miller, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Institutional Shares or Institutional Plus Shares is $5 million or $100 million, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. If you are investing through an employer- sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer- sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. One cannot invest directly in an index.

The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. Generally, the index sponsor does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the target index or its related data. Errors made by the index sponsor may occur from time to time and may not be identified by the index sponsor for a period of time or at all. Vanguard does not provide any warranty or guarantee against such errors. Therefore, the gains, losses, or costs associated with the index sponsor's errors will generally be borne by the index fund and its shareholders.

An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them. The ability of an index fund to match its performance to that of its target index can also be impacted by, among other things, the timing and size of cash flows and the size of the fund. Market disruptions and regulatory restrictions could also have an adverse effect on a fund's ability to adjust its exposure to the required levels in order to track the index.

Index funds typically have the following characteristics:

•Variety of investments. Index funds generally invest in the securities of a variety of companies and industries.

•Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

•Low cost. Index funds are generally inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity— and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.

More on the Funds

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Funds' Institutional Shares and Institutional Plus Shares for the European Stock Index Fund and the Emerging Markets Stock Index Fund, which are generally for investors who invest a minimum of $5 million and $100 million, respectively. A separate prospectus offers the Funds' AdmiralTM Shares, which generally have an investment minimum of $3,000, and Investor Shares, which are generally available only to Vanguard funds that operate as funds of funds and to certain retirement plan clients that receive recordkeeping services from Vanguard. In addition, each Fund issues ETF Shares (an exchange-traded class of shares), which are also offered through a separate prospectus.

All share classes offered by a Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

The following sections explain the principal investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees each Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, each Fund will invest at least 80% of its assets in the types of stocks indicated by its name. A Fund may change its 80% policy or indexing strategy only upon 60 days' notice to shareholders.

Market Exposure

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in the foreign stocks included in their particular indexes.

Plain Talk About International Investing

U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar accounting, auditing, legal, tax, and financial reporting standards and practices as U.S. companies and the U.S. government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company's outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time.

Each Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because each Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

The Emerging Markets Stock Index Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

The Emerging Markets Stock Index Fund is subject to China A-shares risk, which is the chance that the Fund may not be able to access a sufficient amount of China A-shares to track its target index. China A-shares are only available to foreign investors through a quota license or through the China Stock Connect program.

China A-shares (A-shares) are shares of mainland Chinese companies that are traded locally on the Shanghai and Shenzhen stock exchanges. In order for foreign investors to purchase A-shares, a Qualified Foreign Institutional Investor (QFII) or Renminbi QFII (RQFII) license and quota are required. The quota available to the Emerging Markets Stock Index Fund through a Vanguard entity with an RQFII or QFII license may be limited by a Chinese regulator or the quota use of other Vanguard funds. A-shares are also available to foreign investors through the China Stock Connect program (Stock Connect), subject to separate quota limitations. It is possible that the A-shares quota available to the Fund as a foreign investor may not be sufficient to meet the Fund's investment needs. In this situation, the Fund may underweight A-shares relative to its target index or seek an alternative method of economic exposure, such as by purchasing other classes of securities or depositary receipts or by utilizing derivatives. These options could increase the Fund's index sampling risk or investment cost. Additionally, investing in A-shares generally increases emerging markets risk due in part to government and issuer market controls and the developing settlement and legal systems.

Plain Talk About Regional Versus Broad International Investing

Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).

Security Selection

Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. Vanguard European Stock Index Fund and Vanguard Pacific Stock Index Fund use the replication method of indexing, meaning that each Fund generally holds the same stocks as its target index and in approximately the same proportions. Vanguard Emerging Markets Stock Index Fund uses the sampling method of indexing, meaning that the Fund's advisor, using computer programs, selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. These include industry weightings, market capitalization, and other financial characteristics of stocks.

European Stock Index Fund. The Fund invests in the common stocks included in the FTSE Developed Europe All Cap Index, which is made up of approximately 1,307 common stocks of large-, mid-, and small-cap companies located in 16 European countries. Four countries—the United Kingdom, France, Switzerland, and Germany— represent a large portion of the Index. The other countries represented in the Index are much less significant to the Index and, consequently, to the Fund. The Fund's heavy exposure to four countries subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.

Pacific Stock Index Fund. The Fund invests in the common stocks included in the FTSE Developed Asia Pacific All Cap Index, which is made up of approximately 2,313 common stocks of large-, mid-, and small-cap Pacific Basin companies. The Japanese, Australian, and Korean stock markets represent a large portion of the Index. The other markets represented in the Index are Hong Kong, Singapore, and New Zealand. The

Fund's large investments in the Japanese, Australian, and Korean stock markets subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.

Emerging Markets Stock Index Fund. The Fund invests in the common stocks included in the FTSE Emerging Markets All Cap China A Inclusion Index, which is made up of approximately 4,018 common stocks of large-, mid-, and small-cap companies located in emerging markets around the world and is part of the FTSE China A Inclusion indexes, which contain FTSE China A All Cap Index securities adjusted for the aggregate approved QFII and RQFII quotas available to foreign investors. The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

Emerging markets can be substantially more volatile, and substantially less liquid, than both U.S. markets and more developed foreign markets. Therefore, the Fund may expose investors to a higher degree of volatility and illiquidity than funds that invest in more developed markets.

Depositary receipts. Each Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in the component securities. However, each Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts (also sold as participatory notes) of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets in one country but represent shares of issuers domiciled in another country. Generally, a Fund will hold depositary receipts only when the advisor believes that the Fund would benefit from holding the depositary receipt, rather than the underlying component security. For example, a Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or if government regulators place restrictions on the free flow of capital or currency. Each Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund's portfolio.

Other Investment Policies and Risks

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

Each Fund may invest, to a limited extent, in equity futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. The Emerging Markets Stock Index Fund may use derivatives as an alternative method of economic exposure to China A-shares.

Each Fund may enter into foreign currency exchange forward contracts, which are a type of derivative, in order to maintain the same currency exposure as its respective index. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, would not prevent the Fund's securities from falling in value as a result of risks other than unfavorable currency exchange movements. The Funds may use these contracts to gain currency exposure when investing in equity futures and to settle trades in a foreign currency.

Each Fund's target index is maintained by FTSE Group (FTSE), a widely known global index provider.

Cash Management

Each Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, each Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, each Fund typically expects to meet redemptions with positive cash flows. When this is not an option, each Fund seeks to maintain its risk exposure by selling a cross section of the Fund's holdings to meet redemptions, while also factoring in transaction costs. Additionally, a Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see "Potentially disruptive redemptions" under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that each Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor's transaction to match trade settlement within regulatory requirements. A Fund may also suspend payment of redemption proceeds for up to seven days; see "Emergency circumstances" under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, a Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange- traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation- Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short- term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

•Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund's operation or performance.

•Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

•Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although each Fund generally seeks to invest for the long term, a Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund's return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds' marketing costs.

Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Equity Index Group. As of October 31, 2019, Vanguard served as advisor for approximately $4.7 trillion in assets. Vanguard provides investment advisory services to the Funds pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended October 31, 2019, the advisory expenses represented an effective annual rate of 0.01% of each Fund's average net assets.

Under the terms of an SEC exemption, the Funds' board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund's advisory arrangements will be communicated to shareholders in writing. As the Funds' sponsor and overall manager, Vanguard may provide investment advisory services to a Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Funds have filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Funds may rely on the new SEC relief.

For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the most recent semiannual reports to shareholders covering the fiscal period ended April 30.

The managers primarily responsible for the day-to-day management of the Funds are:

Christine D. Franquin, Principal of Vanguard. She has managed investment portfolios since joining Vanguard in 2000 and has co-managed the European Stock Index Fund since 2016. Education: B.A., Universitaire Faculteiten Sint-Ignatius Antwerpen, Belgium; J.D., University of Liege, Belgium; M.S., Clark University.

Justin E. Hales, CFA, CFP, Portfolio Manager at Vanguard. He has been with Vanguard since 2004, has worked in investment management since 2006, has managed investment portfolios since 2014, and has co-managed the European Stock Index Fund since 2016. Education: B.A., University of Maryland.

Jeffrey D. Miller, Portfolio Manager at Vanguard. He has been with Vanguard since 1999, has managed investment portfolios since 2010, and has co-managed the Pacific Stock Index Fund and the Emerging Markets Stock Index Fund since 2016. Education: B.A., The Pennsylvania State University; M.B.A., Drexel University.

Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990, has managed investment portfolios since 1999, has managed the Emerging Markets Stock Index Fund since 2008 (co-managed since 2016), and has co-managed the Pacific Stock Index Fund since 2016. Education: B.A., Saint Joseph's University; M.B.A., Villanova University.

The Funds' Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, each Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

From time to time, a Fund may pay out higher-than-expected distributions. As an index fund, the Fund must adjust its holdings to reflect changes in its target index. In some cases, such changes may force an index fund to sell securities that have appreciated in value, thereby realizing a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, a substantial change in the market capitalization of the issuer, or the movement of a country from emerging market to developed market status.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

•Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

•Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

•Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding- period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on "qualified dividend income,"if any, distributed by the Fund.

•Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

•Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.

•A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

•Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

•Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on "net investment income." Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

Each Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of a Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund's distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

•Provide your correct taxpayer identification number.

•Certify that the taxpayer identification number is correct.

•Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the non-U.S. investors page on our website at vanguard.com for information on Vanguard's non-U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, a Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund's assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

Financial Highlights

Financial highlights information is intended to help you understand a fund's performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund's most recent annual report to shareholders. You may obtain a free copy of a fund's latest annual or semiannual report, which is available upon request.

European Stock Index Fund Institutional Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$27.65	$31.23	$25.10	$27.79	$28.85

Investment Operations

Net Investment Income	.9931	1.0141	.8731	.921	.910

Net Realized and Unrealized Gain (Loss)
on Investments	1.998	(3.564)	6.068	(2.719)	(1.048)

Total from Investment Operations	2.991	(2.550)	6.941	(1.798)	(.138)

Distributions

Dividends from Net Investment Income	(1.011)	(1.030)	(.811)	(.892)	(.922)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(1.011)	(1.030)	(.811)	(.892)	(.922)

Net Asset Value, End of Period	$29.63	$27.65	$31.23	$25.10	$27.79

Total Return	11.09%	–8.42%	28.00%	–6.46%	–0.58%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$870	$760	$756	$574	$867

Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.09%

Ratio of Net Investment Income to
Average Net Assets	3.51%	3.29%	2.99%	3.53%	3.22%

Portfolio Turnover Rate2	3%	6%	4%	6%	13%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

European Stock Index Fund Institutional Plus Shares

							Dec. 5,
				Year Ended October 31,			20141 to
For a Share Outstanding							Oct. 31,
Throughout Each Period	2019		2018		2017	2016	2015

Net Asset Value, Beginning of Period	$123.55		$139.48		$112.09	$124.09	$131.51

Investment Operations

Net Investment Income	4.197	2	4.711	2	3.9102	4.121	3.878

Net Realized and Unrealized Gain
(Loss) on Investments	9.160		(16.018)		27.110	(12.133)	(7.151)

Total from Investment Operations	13.357		(11.307)		31.020	(8.012)	(3.273)

Distributions

Dividends from Net Investment Income	(4.527)		(4.623)		(3.630)	(3.988)	(4.147)

Distributions from Realized Capital Gains	—		—		—	—	—

Total Distributions	(4.527)		(4.623)		(3.630)	(3.988)	(4.147)

Net Asset Value, End of Period	$132.38		$123.55		$139.48	$112.09	$124.09

Total Return	11.08%		–8.36%		28.03%	–6.45%	–2.59%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$106		$170		$122	$99	$242

Ratio of Total Expenses to Average Net Assets	0.07%		0.07%		0.07%	0.07%	0.08%3

Ratio of Net Investment Income to
Average Net Assets	3.34%		3.30%		3.00%	3.54%	3.11%3

Portfolio Turnover Rate4	3%		6%		4%	6%	13%

1 Recommencement of operations.

2 Calculated based on average shares outstanding.

3Annualized.

4Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Pacific Stock Index Fund Institutional Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$12.15	$13.46	$11.34	$10.91	$11.50

Investment Operations

Net Investment Income	.3461	.3641	.3201	.275	.276

Net Realized and Unrealized Gain (Loss)
on Investments	.770	(1.323)	2.118	.424	(.601)

Total from Investment Operations	1.116	(.959)	2.438	.699	(.325)

Distributions

Dividends from Net Investment Income	(.356)	(.351)	(.318)	(.269)	(.265)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.356)	(.351)	(.318)	(.269)	(.265)

Net Asset Value, End of Period	$12.91	$12.15	$13.46	$11.34	$10.91

Total Return	9.51%	–7.37%	21.91%	6.61%	–2.84%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$508	$443	$408	$291	$329

Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.09%

Ratio of Net Investment Income to
Average Net Assets	2.81%	2.66%	2.62%	2.57%	2.43%

Portfolio Turnover Rate2	4%	4%	3%	4%	14%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Emerging Markets Stock Index Fund Institutional Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$23.98	$28.13	$23.82	$22.13	$26.99

Investment Operations

Net Investment Income	.8881,2	.7211	.6591	.577	.696

Net Realized and Unrealized Gain (Loss)
on Investments	2.401	(4.198)	4.301	1.683	(4.865)
Total from Investment Operations	3.289	(3.477)	4.960	2.260	(4.169)

Distributions

Dividends from Net Investment Income	(.719)	(.673)	(.650)	(.570)	(.691)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.719)	(.673)	(.650)	(.570)	(.691)

Net Asset Value, End of Period	$26.55	$23.98	$28.13	$23.82	$22.13

Total Return	13.88%	–12.60%	21.06%	10.42%	–15.57%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$6,309	$5,142	$5,647	$4,191	$3,645

Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to		2.55%	2.59%	2.71%	2.74%
Average Net Assets	3.43%2
Portfolio Turnover Rate3	9%	11%	6%	13%	7%

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $0.171 and 0.66%, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Emerging Markets Stock Index Fund Institutional Plus Shares

For a Share Outstanding				Year Ended October 31,
Throughout Each Period	2019	2018		2017	2016	2015

Net Asset Value, Beginning of Period	$79.77	$93.57		$79.26	$73.61	$89.77

Investment Operations

Net Investment Income	3.1021,2	2.182	1	2.2211	1.928	2.326

Net Realized and Unrealized Gain (Loss)
on Investments	7.869	(13.725)		14.266	5.630	(16.171)

Total from Investment Operations	10.971	(11.543)		16.487	7.558	(13.845)

Distributions

Dividends from Net Investment Income	(2.421)	(2.257)		(2.177)	(1.908)	(2.315)

Distributions from Realized Capital Gains	—	—		—	—	—

Total Distributions	(2.421)	(2.257)		(2.177)	(1.908)	(2.315)

Net Asset Value, End of Period	$88.32	$79.77		$93.57	$79.26	$73.61

Total Return	13.93%	–12.58%		21.04%	10.48%	–15.55%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$2,784	$1,973		$3,991	$3,026	$2,566

Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%		0.09%	0.09%	0.10%

Ratio of Net Investment Income to
Average Net Assets	3.59%2	2.57%		2.61%	2.73%	2.76%

Portfolio Turnover Rate3	9%	11%		6%	13%	7%

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $0.571 and 0.66%, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to "you" in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Institutional Shares and Institutional Plus Shares

To open and maintain an account. Institutional Shares—$5 million; Institutional Plus Shares—$100 million. If you request Institutional Shares or Institutional Plus Shares when you open a new account but the investment amount does not meet the account minimum for the requested share class, your investment will be placed in another share class of the Fund, as appropriate.

Certain Vanguard institutional clients may meet the minimum investment amount by aggregating separate accounts within the same Fund. This aggregation policy does not apply to financial intermediaries.

Vanguard may charge additional recordkeeping fees for institutional clients whose accounts are recordkept by Vanguard. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your account.

To add to an existing account. Generally $1.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for Funds and share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. See Share Price.

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler's checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund's operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. See Share Price.

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions to Institutional Shares or Institutional Plus Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares or Institutional Plus Shares of the same Fund, provided that your account meets all eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares or Institutional Plus Shares will not be automatically converted.

Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by a Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm.

Vanguard Brokerage Services does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.

Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. See Share Price.

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

•Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

•Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by a Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see "Potentially disruptive redemptions" and "Emergency circumstances."

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard's policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation- Protected Securities Index Fund) limits an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

•Purchases of shares with reinvested dividend or capital gains distributions.

•Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

•Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, and Vanguard Digital AdvisorTM.

•Redemptions of shares to pay fund or account fees.

•Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).

•Transfers and reregistrations of shares within the same fund.

•Purchases of shares by asset transfer or direct rollover.

•Conversions of shares from one share class to another in the same fund.

•Checkwriting redemptions.

•Section 529 college savings plans.

•Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent- trading limitations do not apply to:

•Purchases of shares with participant payroll or employer contributions or loan repayments.

•Purchases of shares with reinvested dividend or capital gains distributions.

•Distributions, loans, and in-service withdrawals from a plan.

•Redemptions of shares as part of a plan termination or at the direction of the plan.

•Transactions executed through the Vanguard Managed Account Program.

•Redemptions of shares to pay fund or account fees.

•Share or asset transfers or rollovers.

•Reregistrations of shares.

•Conversions of shares from one share class to another in the same fund.

•Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

*The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 30-day policy previously described, prohibiting a client's purchases of fund shares, and/or revoking the client's exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary's clients. Intermediaries also may monitor their clients' trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent- trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department by telephone or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under "Account Maintenance." You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard's automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

•Authorization to act on the account (as the account owner or by legal documentation or other means).

•Account registration and address.

•Fund name and account number, if applicable.

•Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions:

•Are provided by the person(s) authorized in accordance with Vanguard's policies and procedures to access the account and request transactions.

•Include the fund name and account number.

•Include the amount of the transaction (stated in dollars, shares, or percentage). Written instructions also must generally be provided on a Vanguard form and include:

•Signature(s) and date from the authorized person(s).

•Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)

•Any supporting documentation that may be required.

Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.

Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state's abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state's abandoned property law, subject to potential federal or state withholding taxes.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Low-Balance Accounts

Each Fund reserves the right to convert an investor's Institutional Shares or Institutional Plus Shares to another share class, as appropriate, if the investor's fund account balance falls below the account minimum for any reason, including market fluctuation. Any such conversion will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.

Account Restrictions

Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard International Stock Index Funds twice a year, in June and December. These reports include overviews of the financial markets and provide the following specific Fund information:

•Performance assessments and comparisons with industry benchmarks.

•Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Funds' Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of a Fund's portfolio holdings.

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.

•If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard Participant Services toll- free at 800-523-1188 or visit our website at vanguard.com.

•If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

•Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan's recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to a Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

Contacting Vanguard

Web

Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone

Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week

Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)

For fund and service information For literature requests

Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)

Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)

For information and services for participants in employer- sponsored plans

Institutional Division	For information and services for large institutional investors
888-809-8102

Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies

Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

Additional Information

		Newspaper	Vanguard	CUSIP
	Inception Date	Abbreviation	Fund Number	Number

European Stock Index Fund

Institutional Shares	5/15/2000	EuroInst	235	922042502

Institutional Plus Shares	12/5/2014	EuroInstPl	1863	922042627

Pacific Stock Index Fund

Institutional Shares	5/15/2000	PacInst	237	922042403

Emerging Markets Stock Index Fund

Institutional Shares	6/22/2000	EmergInst	239	922042601

Institutional Plus Shares	12/15/2010	EmerMktInstPl	1865	922042650

CFA® is a registered trademark owned by CFA Institute.

London Stock Exchange Group companies include FTSE International Limited ("FTSE"), Frank Russell Company ("Russell"), MTS Next Limited ("MTS"), and FTSE TMX Global Debt Capital Markets Inc. ("FTSE TMX"). All rights reserved. "FTSE®", "Russell®", "MTS®", "FTSE TMX®" and "FTSE Russell" and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under licence. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies' index values and the use of their indexes to create financial products require a licence with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

Glossary of Investment Terms

Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation.

Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

FTSE Developed Asia Pacific All Cap Fair Market Value Index. An index that measures returns of the FTSE Developed Asia Pacific All Cap Index, adjusted to reflect price changes for index securities in markets that have closed prior to the close of the U.S. stock market. Fair value prices and foreign exchange rates as of 4 p.m., Eastern time, are used in the calculation. The FTSE Developed Asia Pacific All Cap Fair Market Value Index uses tax rates based on the withholding tax rates applicable to dividends received by a regulated investment company (mutual fund) domiciled in the United States.

FTSE Developed Asia Pacific Index. An index that consists of approximately 886 common stocks of companies located in Japan, Korea, Australia, Hong Kong, Singapore, and New Zealand.

FTSE Developed Europe All Cap Fair Market Value Index. An index that measures returns of the FTSE Developed Europe All Cap Index, adjusted to reflect price changes for index securities in markets that have closed prior to the close of the U.S. stock market. Fair value prices and foreign exchange rates as of 4 p.m., Eastern time, are used in the calculation. The FTSE Developed Europe All Cap Fair Market Value Index uses tax rates based on the withholding tax rates applicable to dividends received by a regulated investment company (mutual fund) domiciled in the United States.

FTSE Developed Europe Index. An index that is made up of approximately 583 common stocks of companies located in 16 European countries—mostly companies in the United Kingdom, France, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Germany, Ireland, Italy, the Netherlands, Norway, Poland, Portugal, Spain, and Sweden.

FTSE Emerging Index. A market-capitalization-weighted index representing large- and mid-cap stocks of companies located in emerging markets around the world.

FTSE Emerging Markets All Cap China A Inclusion Fair Market Value Index. An index that measures returns of the FTSE Emerging Markets All Cap China A Inclusion Index, adjusted to reflect price changes for index securities in markets that have closed prior to the close of the U.S. stock market. Fair value prices and foreign exchange rates as of 4 p.m., Eastern time, are used in the calculation. The FTSE Emerging Markets All Cap China A Inclusion Fair Market Value Index uses tax rates based on the withholding tax rates applicable to dividends received by a regulated investment company (mutual fund) domiciled in the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track— rather than outperform—a specified market benchmark, or "index."

Joint Committed Credit Facility. Each Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Funds' board of trustees and renegotiation with the lender syndicate on an annual basis.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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Institutional Division

P.O. Box 2900

Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard International Stock Index Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group

Investor Information Department P.O. Box 2900

Valley Forge, PA 19482-2900

Telephone: 800-662-7447; Text telephone for people

with hearing impairment: 800-749-7273

If you are a client of Vanguard's Institutional Division: The Vanguard Group

Institutional Investor Information Department P.O. Box 2900

Valley Forge, PA 19482-2900

Telephone: 888-809-8102; Text telephone for people

with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department

Telephone: 800-662-2739; Text telephone for people

with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

Reports and other information about the Funds are available in the EDGAR database on the SEC's website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.

Funds' Investment Company Act file number: 811-05972

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

I 235 022020

Vanguard FTSE Europe ETF

Vanguard FTSE Pacific ETF

Vanguard FTSE Emerging Markets ETF

Prospectus

February 27, 2020

Exchange-traded fund shares that are not individually redeemable and are listed on NYSE Arca

Vanguard European Stock Index Fund ETF Shares (VGK)

Vanguard Pacific Stock Index Fund ETF Shares (VPL)

Vanguard Emerging Markets Stock Index Fund ETF Shares (VWO)

See the inside front cover for important information about access to your fund's annual and semiannual shareholder reports.

This prospectus contains financial data for the Funds through the fiscal year ended October 31, 2019.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund's annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Vanguard ETF Summaries		More on the Funds and ETF Shares	21
FTSE Europe ETF	1	The Funds and Vanguard	31

FTSE Pacific ETF	7	Investment Advisor	31

FTSE Emerging Markets ETF	12	Dividends, Capital Gains, and Taxes	32

Investing in Vanguard ETF Shares	18	Share Price and Market Price	35

Investing in Index Funds	20	Additional Information	36

		Financial Highlights	37

		Glossary of Investment Terms	41

Vanguard FTSE Europe ETF

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)

Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)

Transaction Fee on Conversion to ETF Shares	None through Vanguard
(Broker fees vary)

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.07%
12b-1 Distribution Fee	None

Other Expenses	0.01%

Total Annual Fund Operating Expenses	0.08%

1

Example

The following example is intended to help you compare the cost of investing in the Fund's ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to sell your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$8	$26	$45	$103

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach by investing all, or substantially all, of its assets in the common stocks included in the FTSE Developed Europe All Cap Index. The FTSE Developed Europe All Cap Index is a market-capitalization-weighted index that is made up of approximately 1,307 common stocks of large-, mid-, and small-cap companies located in 16 European countries—mostly companies in the United Kingdom, France, Switzerland, and Germany. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Ireland, Italy, Netherlands, Norway, Poland, Portugal, Spain, and Sweden.

2

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

•Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. The Index's, and therefore the Fund's, heavy exposure to four countries (the United Kingdom, France, Switzerland, and Germany) subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.

•Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

•The Fund's ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

•Although the Fund's ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

•Trading of the Fund's ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund's ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

3

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index and other comparative indexes, which have investment characteristics similar to those of the Fund. The Spliced European Stock Index reflects the performance of the MSCI Europe Index through March 26, 2013; the FTSE Developed Europe Index through September 30, 2015; and the FTSE Developed Europe All Cap Index thereafter. Returns for the FTSE Indexes shown are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard European Stock Index Fund ETF Shares

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
100%

80%
60%								27.06
40%			21.01	24.93						24.26
20%	5.01
0%
-20%		-11.49			-6.56	-1.87	-0.59		-14.79

-40%
-60%

During the periods shown in the bar chart, the highest return for a calendar quarter was 20.41% (quarter ended September 30, 2010), and the lowest return for a quarter was –23.35% (quarter ended September 30, 2011).

4

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Vanguard European Stock Index Fund ETF Shares
Based on NAV

Return Before Taxes	24.26%	5.59%	5.59%

Return After Taxes on Distributions	23.31	4.80	4.83

Return After Taxes on Distributions and Sale of Fund Shares	15.06	4.29	4.42

Based on Market Price

Return Before Taxes	24.86	5.67	5.64

Comparative Indexes
(reflect no deduction for fees or expenses)

FTSE Developed Europe All Cap Index	24.58%	5.67%	5.82%

FTSE Developed Europe Index	24.19	5.44	5.46

Spliced European Stock Index	24.58	5.51	5.46

FTSE Developed Europe All Cap Fair Market Value Index	24.32	—	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Christine D. Franquin, Principal of Vanguard. She has co-managed the Fund since 2016.

Justin E. Hales, CFA, CFP, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.

5

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), typically in exchange for baskets of securities.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer- sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

6

Vanguard FTSE Pacific ETF

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)

Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)

Transaction Fee on Conversion to ETF Shares	None through Vanguard
(Broker fees vary)

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.06%
12b-1 Distribution Fee	None

Other Expenses	0.02%

Total Annual Fund Operating Expenses	0.08%

Example

The following example is intended to help you compare the cost of investing in the Fund's ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to sell your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$8	$26	$45	$103

7

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach by investing all, or substantially all, of its assets in the common stocks included in the FTSE Developed Asia Pacific All Cap Index. The FTSE Developed Asia Pacific All Cap Index is a market-capitalization- weighted index that is made up of approximately 2,313 common stocks of large-, mid-, and small-cap companies located in Japan, Korea, Australia, Hong Kong, Singapore, and New Zealand.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

•Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. The Index's, and therefore the Fund's, heavy exposure to Japan, Australia, and Korea subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.

8

•Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

•The Fund's ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

•Although the Fund's ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

•Trading of the Fund's ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund's ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index and other comparative indexes, which have investment characteristics similar to those of the Fund. The Spliced Pacific Stock Index reflects the performance of the MSCI Pacific Index through March 26, 2013; the FTSE Developed Asia Pacific Index through September 30, 2015; and the FTSE Developed Asia Pacific All Cap Index thereafter. Returns for the FTSE Indexes shown are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

9

Annual Total Returns — Vanguard Pacific Stock Index Fund ETF Shares

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
100%

80%
60%								28.60
40%	15.91		15.60	17.55						17.61
20%						2.43	5.31
0%
-20%		-13.89			-4.58				-13.85
-40%

-60%

During the periods shown in the bar chart, the highest return for a calendar quarter was 12.83% (quarter ended September 30, 2010), and the lowest return for a quarter was –13.49% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Vanguard Pacific Stock Index Fund ETF Shares
Based on NAV

Return Before Taxes	17.61%	7.05%	6.17%

Return After Taxes on Distributions	16.78	6.33	5.47

Return After Taxes on Distributions and Sale of Fund Shares	10.95	5.42	4.84

Based on Market Price

Return Before Taxes	18.16	6.97	6.16

Comparative Indexes
(reflect no deduction for fees or expenses)

FTSE Developed Asia Pacific All Cap Index	18.00%	7.07%	6.31%

FTSE Developed Asia Pacific Index	18.36	7.14	6.44

Spliced Pacific Stock Index	18.00	6.95	6.24

FTSE Developed Asia Pacific All Cap Fair Market Value Index	17.63	—	—

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Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Michael Perre, Principal of Vanguard. He has co-managed the Fund since 2016.

Jeffrey D. Miller, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), typically in exchange for baskets of securities.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer- sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

11

Vanguard FTSE Emerging Markets ETF

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)

Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)

Transaction Fee on Conversion to ETF Shares	None through Vanguard
(Broker fees vary)

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.08%
12b-1 Distribution Fee	None

Other Expenses	0.02%

Total Annual Fund Operating Expenses	0.10%

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Example

The following example is intended to help you compare the cost of investing in the Fund's ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to sell your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the FTSE Emerging Markets All Cap China A Inclusion Index, a market-capitalization-weighted index that is made up of approximately 4,018 common stocks of large-, mid-, and small-cap companies located in emerging markets around the world. The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

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Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

•Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

•Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area.

•Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

•China A-shares risk, which is the chance that the Fund may not be able to access a sufficient amount of China A-shares to track its target index. China A-shares are only available to foreign investors through a quota license or the China Stock Connect program.

•Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund's target index.

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Because ETF Shares are traded on an exchange, they are subject to additional risks:

•The Fund's ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

•Although the Fund's ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

•Trading of the Fund's ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund's ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index and other comparative indexes, which have investment characteristics similar to those of the Fund. The Spliced Emerging Markets Index reflects the performance of the MSCI Emerging Markets Index through January 9, 2013; the FTSE Emerging Transition Index through June 27, 2013; the FTSE Emerging Index through November 1, 2015; the FTSE Emerging Markets All Cap China A Transition Index through September 18, 2016; and the FTSE Emerging Markets All Cap China A Inclusion Index thereafter. Returns for the FTSE Indexes shown are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

15

Annual Total Returns — Vanguard Emerging Markets Stock Index Fund ETF Shares

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
100%

80%
60%								31.38
40%	18.99		18.84				11.75			20.40

20%					0.60
0%
-20%		-18.68		-5.00		-15.35			-14.57
-40%

-60%

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.78% (quarter ended September 30, 2010), and the lowest return for a quarter was –23.93% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Vanguard Emerging Markets Stock Index Fund ETF Shares
Based on NAV

Return Before Taxes	20.40%	5.03%	3.46%

Return After Taxes on Distributions	19.20	4.21	2.79

Return After Taxes on Distributions and Sale of Fund Shares	12.46	3.70	2.59

Based on Market Price

Return Before Taxes	20.77	5.06	3.47

Comparative Indexes
(reflect no deduction for fees or expenses)

FTSE Emerging Markets All Cap China A Inclusion Index	20.40%	5.11%	3.74%

FTSE Emerging Index	20.16	5.65	3.84

Spliced Emerging Markets Index	20.40	4.93	3.52

FTSE Emerging Markets All Cap China A Inclusion Fair Market
Value Index	20.55	5.19	3.78

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Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Michael Perre, Principal of Vanguard. He has managed the Fund since 2008 (co-managed since 2016).

Jeffrey D. Miller, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), typically in exchange for baskets of securities.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer- sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

17

Investing in Vanguard ETF® Shares

What Are Vanguard ETF Shares?

Vanguard ETF Shares are an exchange-traded class of shares issued by certain Vanguard funds. ETF Shares represent an interest in the portfolio of stocks or bonds held by the issuing fund. The following ETF Shares are offered through this prospectus:

Vanguard Fund	Vanguard ETF Shares	Seeks to Track
European Stock Index Fund	FTSE Europe ETF	Developed European
stock markets

Pacific Stock Index Fund	FTSE Pacific ETF	Developed Australian and Far
East stock markets

Emerging Markets Stock Index Fund	FTSE Emerging Markets ETF	Emerging stock markets
in Europe, Asia, Africa, and
Latin America

In addition to ETF Shares, each Fund (other than Vanguard Pacific Stock Index Fund) offers four conventional (not exchange-traded) classes of shares. Vanguard Pacific Stock Index Fund offers three conventional (not exchange-traded) classes of shares. This prospectus, however, relates only to ETF Shares.

How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?

Conventional mutual fund shares can be directly purchased from and redeemed with the issuing fund for cash at the net asset value (NAV), typically calculated once a day. ETF Shares, by contrast, cannot be purchased directly from or redeemed directly with the issuing fund by an individual investor. Rather, ETF Shares can only be purchased or redeemed directly from the issuing fund by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), usually in exchange for baskets of securities and not for cash (although some funds issue and redeem Creation Units in exchange for cash or a combination of cash and securities).

An organized secondary trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Individual investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that are subject to change throughout the day based on the supply of and demand for ETF Shares, changes in the prices of the fund's portfolio holdings, and other factors.

The market price of a fund's ETF Shares typically will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of market disruption or extreme market volatility, the difference may become significant.

18

How Do I Buy and Sell Vanguard ETF Shares?

ETF Shares of the Funds are listed for trading on NYSE Arca. You can buy and sell ETF Shares on the secondary market in the same way you buy and sell any other exchange-traded security—through a broker. Your broker may charge a commission to execute a transaction. You will also incur the cost of the "bid-ask spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. Because secondary-market transactions occur at market prices, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares and receive more or less than NAV when you sell those shares. In times of severe market disruption, the bid-ask spread and premiums/ discounts can increase significantly. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.

Your ownership of ETF Shares will be shown on the records of the broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for ensuring that you receive income and capital gains distributions, as well as shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

19

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. One cannot invest directly in an index.

The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. Generally, the index sponsor does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the target index or its related data. Errors made by the index sponsor may occur from time to time and may not be identified by the index sponsor for a period of time or at all. Vanguard does not provide any warranty or guarantee against such errors. Therefore, the gains, losses, or costs associated with the index sponsor's errors will generally be borne by the index fund and its shareholders.

An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them. The ability of an index fund to match its performance to that of its target index can also be impacted by, among other things, the timing and size of cash flows and the size of the fund. Market disruptions and regulatory restrictions could also have an adverse effect on a fund's ability to adjust its exposure to the required levels in order to track the index.

Index funds typically have the following characteristics:

•Variety of investments. Index funds generally invest in the securities of a variety of companies and industries.

•Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

•Low cost. Index funds are generally inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity— and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.

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More on the Funds and ETF Shares

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Funds' ETF Shares, an exchange-traded class of shares. A separate prospectus offers the Funds' AdmiralTM Shares, which generally have an investment minimum of $3,000, and Investor Shares, which are generally available only to Vanguard funds that operate as funds of funds and to certain retirement plan clients that receive recordkeeping services from Vanguard. Another prospectus offers the Funds' Institutional Shares and Institutional Plus Shares for the European Stock Index Fund and the Emerging Markets Stock Index Fund, which are generally for investors who invest a minimum of $5 million and $100 million, respectively.

All share classes offered by a Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.

A Note to Investors

Vanguard ETF Shares can be purchased directly from the issuing Fund only by certain authorized broker-dealers in exchange for a basket of securities (or, in some cases, for cash or a combination of cash and securities). Individual investors generally will not be able to purchase ETF Shares directly from a Fund. Instead, these investors will purchase ETF Shares on the secondary market through a broker.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing an ETF. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

21

The following sections explain the principal investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees each Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, each Fund will invest at least 80% of its assets in the types of stocks indicated by its name. A Fund may change its 80% policy or indexing strategy only upon 60 days' notice to shareholders.

Market Exposure

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in the foreign stocks included in their particular indexes.

Plain Talk About International Investing

U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar accounting, auditing, legal, tax, and financial reporting standards and practices as U.S. companies and the U.S. government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

22

Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company's outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time.

Each Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because each Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

The Emerging Markets Stock Index Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

The Emerging Markets Stock Index Fund is subject to China A-shares risk, which is the chance that the Fund may not be able to access a sufficient amount of China A-shares to track its target index. China A-shares are only available to foreign investors through a quota license or through the China Stock Connect program.

China A-shares (A-shares) are shares of mainland Chinese companies that are traded locally on the Shanghai and Shenzhen stock exchanges. In order for foreign investors to purchase A-shares, a Qualified Foreign Institutional Investor (QFII) or Renminbi QFII (RQFII) license and quota are required. The quota available to the Emerging Markets Stock Index Fund through a Vanguard entity with an RQFII or QFII license may be limited by a Chinese regulator or the quota use of other Vanguard funds. A-shares are also available to foreign investors through the China Stock Connect program (Stock Connect), subject to separate quota limitations. It is possible that the A-shares quota available to the Fund as a foreign investor may not be sufficient to meet the Fund's investment needs. In this situation, the Fund may underweight A-shares relative to its

23

target index or seek an alternative method of economic exposure, such as by purchasing other classes of securities or depositary receipts or by utilizing derivatives. These options could increase the Fund's index sampling risk or investment cost. Additionally, investing in A-shares generally increases emerging markets risk due in part to government and issuer market controls and the developing settlement and legal systems.

Plain Talk About Regional Versus Broad International Investing

Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).

Security Selection

Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. Vanguard European Stock Index Fund and Vanguard Pacific Stock Index Fund use the replication method of indexing, meaning that each Fund generally holds the same stocks as its target index and in approximately the same proportions. Vanguard Emerging Markets Stock Index Fund uses the sampling method of indexing, meaning that the Fund's advisor, using computer programs, selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. These include industry weightings, market capitalization, and other financial characteristics of stocks.

European Stock Index Fund. The Fund invests in the common stocks included in the FTSE Developed Europe All Cap Index, which is made up of approximately 1,307 common stocks of large-, mid-, and small-cap companies located in 16 European countries. Four countries—the United Kingdom, France, Switzerland, and Germany— represent a large portion of the Index. The other countries represented in the Index are much less significant to the Index and, consequently, to the Fund. The Fund's heavy exposure to four countries subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.

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Pacific Stock Index Fund. The Fund invests in the common stocks included in the FTSE Developed Asia Pacific All Cap Index, which is made up of approximately 2,313 common stocks of large-, mid-, and small-cap Pacific Basin companies. The Japanese, Australian, and Korean stock markets represent a large portion of the Index. The other markets represented in the Index are Hong Kong, Singapore, and New Zealand. The Fund's large investments in the Japanese, Australian, and Korean stock markets subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.

Emerging Markets Stock Index Fund. The Fund invests in the common stocks included in the FTSE Emerging Markets All Cap China A Inclusion Index, which is made up of approximately 4,018 common stocks of large-, mid-, and small-cap companies located in emerging markets around the world and is part of the FTSE China A Inclusion indexes, which contain FTSE China A All Cap Index securities adjusted for the aggregate approved QFII and RQFII quotas available to foreign investors. The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

Emerging markets can be substantially more volatile, and substantially less liquid, than both U.S. markets and more developed foreign markets. Therefore, the Fund may expose investors to a higher degree of volatility and illiquidity than funds that invest in more developed markets.

Depositary receipts. Each Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in the component securities. However, each Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts (also sold as participatory notes) of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets in one country but represent shares of issuers domiciled in another country. Generally, a Fund will hold depositary receipts only when the advisor believes that the Fund would benefit from holding the depositary receipt, rather than the underlying component security. For example, a Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or if government regulators place restrictions on the free flow of capital or currency. Each Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund's portfolio.

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Other Investment Policies and Risks

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

Each Fund may invest, to a limited extent, in equity futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. The Emerging Markets Stock Index Fund may use derivatives as an alternative method of economic exposure to China A-shares.

Each Fund may enter into foreign currency exchange forward contracts, which are a type of derivative, in order to maintain the same currency exposure as its respective index. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, would not prevent the Fund's securities from falling in value as a result of risks other than unfavorable currency exchange movements. The Funds may use these contracts to gain currency exposure when investing in equity futures and to settle trades in a foreign currency.

Each Fund's target index is maintained by FTSE Group (FTSE), a widely known global index provider.

Cash Management

Each Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, each Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.

Methods Used to Meet Redemption Requests

Redemptions of ETF Shares are typically met through a combination of cash and securities held by each Fund; see "How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?" If cash is used to meet redemptions, the Fund typically obtains such cash through positive cash flows or the sale of Fund holdings

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consistent with the Fund's investment objective and strategy. Please consult the Funds' Statement of Additional Information for further information on redemptions of ETF Shares.

Under certain circumstances, a Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange- traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Special Risks of Exchange-Traded Shares

ETF Shares are not individually redeemable. They can be redeemed with the issuing Fund at NAV only by certain authorized broker-dealers and only in large blocks known as Creation Units. Consequently, if you want to liquidate some or all of your ETF Shares, you must sell them on the secondary market at prevailing market prices.

The market price of ETF Shares may differ from NAV. Although it is expected that the market price of an ETF Share typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares. These discounts and premiums are likely to be greatest during times of market disruption or extreme market volatility.

Vanguard's website at vanguard.com shows the previous day's closing NAV and closing market price for each Fund's ETF Shares. The website also discloses, in the Premium/Discount Analysis section of the ETF Shares' Price & Performance page, how frequently each Fund's ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

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An active trading market may not exist. Although Vanguard ETF Shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained. Although this could happen at any time, it is more likely to occur during times of severe market disruption. If you attempt to sell your ETF Shares when an active trading market is not functioning, you may have to sell at a significant discount to NAV. In extreme cases, you may not be able to sell your shares at all.

Trading may be halted. Trading of Vanguard ETF Shares on an exchange may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of ETF Shares may also be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

Conversion Privilege

Owners of conventional shares issued by a Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

You must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® or with any other brokerage firm. To initiate a conversion of conventional shares to ETF Shares, please contact your broker.

Vanguard Brokerage Services does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege.

Converting conventional shares to ETF Shares is generally accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer,

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Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective NAVs of the two share classes.

Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares can be converted. For example, if you owned 300.25 conventional shares, and this was equivalent in value to 90.75 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares with a value equal to 0.75 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.75 ETF Shares or (2) redeem the 2.481 conventional shares for cash at NAV and deliver that cash to your account. If your broker chose to redeem your conventional shares, you would realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services, all conventional shares for which you request conversion will be converted to ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will not be taxable.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund to ETF Shares:

•The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class to which the shares will be converted.

•Until the conversion process is complete, you will remain fully invested in a fund's conventional shares, and your investment will increase or decrease in value in tandem with the NAV of those shares.

•The conversion transaction is nontaxable except, if applicable, to the very limited extent previously described.

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A precautionary note to investment companies: Vanguard ETF Shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940. Vanguard has obtained an SEC exemptive order that allows registered investment companies to invest in the issuing funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including the requirement to enter into a participation agreement with Vanguard.

Frequent Trading and Market-Timing

Unlike frequent trading of a Vanguard fund's conventional (i.e., not exchange-traded) classes of shares, frequent trading of ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund, they do not harm the fund or its shareholders. Certain broker-dealers are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades typically are effected in kind (i.e., for securities and not for cash), or are assessed a transaction fee when effected in cash, they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent trading. For these reasons, the board of trustees of each fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.

Portfolio Holdings

Please consult the Funds' Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of a Fund's portfolio holdings.

Turnover Rate

Although each Fund generally seeks to invest for the long term, a Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund's return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

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The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds' marketing costs.

Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Equity Index Group. As of October 31, 2019, Vanguard served as advisor for approximately $4.7 trillion in assets. Vanguard provides investment advisory services to the Funds pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended October 31, 2019, the advisory expenses represented an effective annual rate of 0.01% of each Fund's average net assets.

Under the terms of an SEC exemption, the Funds' board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund's advisory arrangements will be communicated to shareholders in writing. As the Funds' sponsor and overall manager, Vanguard may provide investment advisory services to a Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Funds have filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Funds may rely on the new SEC relief.

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For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the most recent semiannual reports to shareholders covering the fiscal period ended April 30.

The managers primarily responsible for the day-to-day management of the Funds are:

Christine D. Franquin, Principal of Vanguard. She has managed investment portfolios since joining Vanguard in 2000 and has co-managed the European Stock Index Fund since 2016. Education: B.A., Universitaire Faculteiten Sint-Ignatius Antwerpen, Belgium; J.D., University of Liege, Belgium; M.S., Clark University.

Justin E. Hales, CFA, CFP, Portfolio Manager at Vanguard. He has been with Vanguard since 2004, has worked in investment management since 2006, has managed investment portfolios since 2014, and has co-managed the European Stock Index Fund since 2016. Education: B.A., University of Maryland.

Jeffrey D. Miller, Portfolio Manager at Vanguard. He has been with Vanguard since 1999, has managed investment portfolios since 2010, and has co-managed the Pacific Stock Index Fund and the Emerging Markets Stock Index Fund since 2016. Education: B.A., The Pennsylvania State University; M.B.A., Drexel University.

Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990, has managed investment portfolios since 1999, has managed the Emerging Markets Stock Index Fund since 2008 (co-managed since 2016), and has co-managed the Pacific Stock Index Fund since 2016. Education: B.A., Saint Joseph's University; M.B.A., Villanova University.

The Funds' Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, each Fund may occasionally make a supplemental distribution at some other time during the year.

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From time to time, a Fund may pay out higher-than-expected distributions. As an index fund, the Fund must adjust its holdings to reflect changes in its target index. In some cases, such changes may force an index fund to sell securities that have appreciated in value, thereby realizing a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, a substantial change in the market capitalization of the issuer, or the movement of a country from emerging market to developed market status.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Reinvestment of Distributions

In order to reinvest dividend and capital gains distributions, investors in a Fund's ETF Shares must hold their shares at a broker that offers a reinvestment service. This can be the broker's own service or a service made available by a third party, such as the broker's outside clearing firm or the DTC. If a reinvestment service is available, distributions of income and capital gains can automatically be reinvested in additional whole and fractional ETF Shares of the Fund. If a reinvestment service is not available, investors will receive their distributions in cash. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

As with all exchange-traded funds, reinvestment of dividend and capital gains distributions in additional ETF Shares will occur four business days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of a Fund's shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund's income, gains, and losses.

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Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

•Distributions are taxable to you whether or not you reinvest these amounts in additional ETF Shares.

•Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

•Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding- period requirements with respect to your ETF Shares, you may be eligible for reduced tax rates on "qualified dividend income,"if any, distributed by the Fund.

•Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned ETF Shares.

•Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.

•A sale of ETF Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on "net investment income." Net investment income takes into account distributions paid by the Fund and capital gains from any sale of ETF Shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale of ETF Shares, may be subject to state and local income taxes.

Each Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of a Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

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Share Price and Market Price

Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, a Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund's assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Remember: If you buy or sell ETF Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your ETF Shares in Creation Unit blocks (an option available only to certain authorized broker-dealers) or if you convert your conventional fund shares to ETF Shares.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be

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company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard's website will show the previous day's closing NAV and closing market price for each Fund's ETF Shares.

Additional Information

		Vanguard	CUSIP
	Inception Date	Fund Number	Number

European Stock Index Fund

ETF Shares	3/4/2005	963	922042874
	(Investor Shares
	6/18/1990)

Pacific Stock Index Fund

ETF Shares	3/4/2005	962	922042866
	(Investor Shares
	6/18/1990)

Emerging Markets Stock Index Fund

ETF Shares	3/4/2005	964	922042858
	(Investor Shares
	5/4/1994)

Certain affiliates of the Funds and the advisor may purchase and resell ETF Shares pursuant to the prospectus.

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Financial Highlights

Financial highlights information is intended to help you understand a fund's performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund's most recent annual report to shareholders. You may obtain a free copy of a fund's latest annual or semiannual report, which is available upon request.

European Stock Index Fund ETF Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$51.84	$58.54	$47.05	$52.09	$54.08

Investment Operations

Net Investment Income	1.8541	1.9121	1.5671	1.717	1.691

Net Realized and Unrealized Gain (Loss)
on Investments	3.744	(6.689)	11.434	(5.094)	(1.970)

Total from Investment Operations	5.598	(4.777)	13.001	(3.377)	(.279)

Distributions

Dividends from Net Investment Income	(1.898)	(1.923)	(1.511)	(1.663)	(1.711)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(1.898)	(1.923)	(1.511)	(1.663)	(1.711)

Net Asset Value, End of Period	$55.54	$51.84	$58.54	$47.05	$52.09

Total Return	11.08%	–8.44%	27.98%	–6.43%	–0.62%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$13,067	$14,624	$17,880	$10,533	$15,578

Ratio of Total Expenses to
Average Net Assets	0.08%	0.09%	0.10%	0.10%	0.12%

Ratio of Net Investment Income to
Average Net Assets	3.50%	3.28%	2.97%	3.51%	3.19%

Portfolio Turnover Rate2	3%	6%	4%	6%	13%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

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Pacific Stock Index Fund ETF Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$64.24	$71.13	$59.92	$57.65	$60.80

Investment Operations

Net Investment Income	1.8231	1.8951	1.6771	1.440	1.443

Net Realized and Unrealized Gain (Loss)
on Investments	4.071	(6.940)	11.195	2.240	(3.210)

Total from Investment Operations	5.894	(5.045)	12.872	3.680	(1.767)

Distributions

Dividends from Net Investment Income	(1.884)	(1.845)	(1.662)	(1.410)	(1.383)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(1.884)	(1.845)	(1.662)	(1.410)	(1.383)

Net Asset Value, End of Period	$68.25	$64.24	$71.13	$59.92	$57.65

Total Return	9.53%	–7.34%	21.89%	6.59%	–2.93%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$3,708	$3,927	$5,015	$3,217	$2,931

Ratio of Total Expenses to
Average Net Assets	0.08%	0.09%	0.10%	0.10%	0.12%

Ratio of Net Investment Income to
Average Net Assets	2.80%	2.65%	2.60%	2.55%	2.40%

Portfolio Turnover Rate2	4%	4%	3%	4%	14%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

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Emerging Markets Stock Index Fund ETF Shares

For a Share Outstanding				Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$37.91	$44.47	$37.67	$34.98	$42.66

Investment Operations

Net Investment Income	1.3931,2	1.1261	1.0351	.900	1.086

Net Realized and Unrealized Gain (Loss)
on Investments	3.826	(6.636)	6.781	2.679	(7.685)

Total from Investment Operations	5.219	(5.510)	7.816	3.579	(6.599)

Distributions

Dividends from Net Investment Income	(1.139)	(1.050)	(1.016)	(.889)	(1.081)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(1.139)	(1.050)	(1.016)	(.889)	(1.081)

Net Asset Value, End of Period	$41.99	$37.91	$44.47	$37.67	$34.98

Total Return	13.95%	–12.64%	20.98%	10.47%	–15.59%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$63,089	$53,765	$64,967	$44,636	$37,071

Ratio of Total Expenses to
Average Net Assets	0.10%	0.12%	0.14%	0.14%	0.15%

Ratio of Net Investment Income to		2.53%	2.56%	2.68%	2.71%
Average Net Assets	3.40%2

Portfolio Turnover Rate3	9%	11%	6%	13%	7%

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $0.271 and 0.66%, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

39

CFA® is a registered trademark owned by CFA Institute.

London Stock Exchange Group companies include FTSE International Limited ("FTSE"), Frank Russell Company ("Russell"), MTS Next Limited ("MTS"), and FTSE TMX Global Debt Capital Markets Inc. ("FTSE TMX"). All rights reserved. "FTSE®", "Russell®", "MTS®", "FTSE TMX®" and "FTSE Russell" and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under licence. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies' index values and the use of their indexes to create financial products require a licence with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

40

Glossary of Investment Terms

Authorized Participant. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the issuing fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund's Distributor.

Bid-Ask Spread. The difference between the price a dealer is willing to pay for a security (the bid price) and the somewhat higher price at which the dealer is willing to sell the same security (the ask price).

Capital Gains Distributions. Payments to fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation.

Creation Unit. A large block of a specified number of ETF Shares. Certain broker- dealers known as "Authorized Participants" may purchase and redeem ETF Shares from the issuing fund in Creation Unit size blocks.

Dividend Distributions. Payments to fund shareholders of income from interest or dividends generated by a fund's investments.

Ex-Dividend Date. The date when a distribution of dividends and/or capital gains is deducted from the share price of a mutual fund, ETF, or stock. On the ex-dividend date, the share price drops by the amount of the distribution per share (plus or minus any market activity).

Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

FTSE Developed Asia Pacific All Cap Fair Market Value Index. An index that measures returns of the FTSE Developed Asia Pacific All Cap Index, adjusted to reflect price changes for index securities in markets that have closed prior to the close of the U.S. stock market. Fair value prices and foreign exchange rates as of 4 p.m., Eastern time, are used in the calculation. The FTSE Developed Asia Pacific All Cap Fair Market Value Index uses tax rates based on the withholding tax rates applicable to dividends received by a regulated investment company (mutual fund) domiciled in the United States.

FTSE Developed Asia Pacific Index. An index that consists of approximately 886 common stocks of companies located in Japan, Korea, Australia, Hong Kong, Singapore, and New Zealand.

41

FTSE Developed Europe All Cap Fair Market Value Index. An index that measures returns of the FTSE Developed Europe All Cap Index, adjusted to reflect price changes for index securities in markets that have closed prior to the close of the U.S. stock market. Fair value prices and foreign exchange rates as of 4 p.m., Eastern time, are used in the calculation. The FTSE Developed Europe All Cap Fair Market Value Index uses tax rates based on the withholding tax rates applicable to dividends received by a regulated investment company (mutual fund) domiciled in the United States.

FTSE Developed Europe Index. An index that is made up of approximately 583 common stocks of companies located in 16 European countries—mostly companies in the United Kingdom, France, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Germany, Ireland, Italy, the Netherlands, Norway, Poland, Portugal, Spain, and Sweden.

FTSE Emerging Index. A market-capitalization-weighted index representing large- and mid-cap stocks of companies located in emerging markets around the world.

FTSE Emerging Markets All Cap China A Inclusion Fair Market Value Index. An index that measures returns of the FTSE Emerging Markets All Cap China A Inclusion Index, adjusted to reflect price changes for index securities in markets that have closed prior to the close of the U.S. stock market. Fair value prices and foreign exchange rates as of 4 p.m., Eastern time, are used in the calculation. The FTSE Emerging Markets All Cap China A Inclusion Fair Market Value Index uses tax rates based on the withholding tax rates applicable to dividends received by a regulated investment company (mutual fund) domiciled in the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a fund attempts to track—rather than outperform—a specified market benchmark, or "index."

Joint Committed Credit Facility. Each Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Funds' board of trustees and renegotiation with the lender syndicate on an annual basis.

42

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

43

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Institutional Division

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Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard FTSE Europe ETF, FTSE Pacific ETF, and FTSE Emerging Markets ETF, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds' ETF Shares and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about Vanguard ETF Shares, please visit vanguard.com or contact us as follows:

The Vanguard Group

Institutional Investor Information

P.O. Box 2900

Valley Forge, PA 19482-2900

Telephone: 866-499-8473

Information Provided by the Securities and Exchange Commission (SEC)

Reports and other information about the Funds are available in the EDGAR database on the SEC's website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.

Funds' Investment Company Act file number: 811-05972

© 2020 The Vanguard Group, Inc. All rights reserved.

U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

Vanguard Marketing Corporation, Distributor.

P 963 022020

Vanguard FTSE All-World ex-US Small-Cap ETF Prospectus

February 27, 2020

Exchange-traded fund shares that are not individually redeemable and are listed on NYSE Arca

Vanguard FTSE All-World ex-US Small-Cap Index Fund ETF Shares (VSS)

See the inside front cover for important information about access to your fund's annual and semiannual shareholder reports.

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2019.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund's annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Vanguard ETF Summary	1	More on the Fund and ETF Shares	10
Investing in Vanguard ETF Shares	7	The Fund and Vanguard	19

Investing in Index Funds	9	Investment Advisor	19

		Dividends, Capital Gains, and Taxes	20

		Share Price and Market Price	23

		Additional Information	24

		Financial Highlights	25

		Glossary of Investment Terms	27

ETF Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks of international small-cap companies.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)

Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)

Transaction Fee on Conversion to ETF Shares	None through Vanguard
(Broker fees vary)

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.08%
12b-1 Distribution Fee	None

Other Expenses	0.03%

Total Annual Fund Operating Expenses	0.11%

1

Example

The following example is intended to help you compare the cost of investing in the Fund's ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to sell your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$11	$35	$62	$141

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the FTSE Global Small Cap ex US Index, a float-adjusted, market- capitalization-weighted index designed to measure equity market performance of international small-capitalization stocks. As of October 31, 2019, the Index included 3,792 stocks of companies located in 47 markets, including both developed and emerging markets. As of October 31, 2019, the largest markets covered in the Index were Japan, Canada, the United Kingdom, and Taiwan (which made up approximately 16%, 14%, 11%, and 7%, respectively, of the Index's market capitalization). The Fund attempts to sample the target index by investing all, or substantially all, of its assets in common stocks in the Index and by holding a representative sample of securities that resembles the full Index in terms of key risk factors and other characteristics. These factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

2

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

•Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

•Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

•Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

•Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund's target index. Index sampling risk for the Fund is expected to be low.

•Investment style risk, which is the chance that returns from non-U.S. small- capitalization stocks will trail returns from global stock markets. Historically, non-U.S. small-cap stocks have been more volatile in price than the large-cap stocks that dominate the global markets, and they often perform quite differently. The stock prices of small companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

•The Fund's ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market

3

price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

•Although the Fund's ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

•Trading of the Fund's ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund's ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index and a comparative index, which have investment characteristics similar to those of the Fund. Returns for the FTSE Indexes shown are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

4

Annual Total Returns — Vanguard FTSE All-World ex-US Small-Cap Index Fund ETF Shares

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
60%

40%	25.26		19.12					30.26		21.73
				17.72
20%							4.37

0%
-20%					-4.67	-0.20
		-18.93							-18.43

-40%

During the periods shown in the bar chart, the highest return for a calendar quarter was 20.23% (quarter ended September 30, 2010), and the lowest return for a quarter was –22.25% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Vanguard FTSE All-World ex-US Small-Cap Index Fund ETF Shares
Based on NAV

Return Before Taxes	21.73%	6.14%	6.22%

Return After Taxes on Distributions	20.58	5.26	5.42

Return After Taxes on Distributions and Sale of Fund Shares	13.31	4.57	4.80

Based on Market Price

Return Before Taxes	21.38	6.13	6.16

Comparative Indexes
(reflect no deduction for fees or expenses)

FTSE Global Small Cap ex US Index	21.72%	5.87%	6.18%

FTSE Global Small Cap ex US Fair Value Index	21.48	—	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After

5

Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Jeffrey D. Miller, Portfolio Manager at Vanguard. He has managed the Fund since 2015 (co-managed since 2016).

Michael Perre, Principal of Vanguard. He has co-managed the Fund since 2016.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), typically in exchange for baskets of securities.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer- sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

6

Investing in Vanguard ETF® Shares

What Are Vanguard ETF Shares?

Vanguard ETF Shares are an exchange-traded class of shares issued by certain Vanguard funds. ETF Shares represent an interest in the portfolio of stocks or bonds held by the issuing fund. This prospectus describes Vanguard FTSE All-World ex-US Small-Cap ETF, a class of shares issued by Vanguard FTSE All-World ex-US Small-Cap Index Fund. In addition to ETF Shares, the Fund offers two conventional (not exchange-traded) classes of shares. This prospectus, however, relates only to ETF Shares.

How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?

Conventional mutual fund shares can be directly purchased from and redeemed with the issuing fund for cash at the net asset value (NAV), typically calculated once a day. ETF Shares, by contrast, cannot be purchased directly from or redeemed directly with the issuing fund by an individual investor. Rather, ETF Shares can only be purchased or redeemed directly from the issuing fund by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), usually in exchange for baskets of securities and not for cash (although some funds issue and redeem Creation Units in exchange for cash or a combination of cash and securities).

An organized secondary trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Individual investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that are subject to change throughout the day based on the supply of and demand for ETF Shares, changes in the prices of the fund's portfolio holdings, and other factors.

The market price of a fund's ETF Shares typically will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of market disruption or extreme market volatility, the difference may become significant.

7

How Do I Buy and Sell Vanguard ETF Shares?

ETF Shares of the Fund are listed for trading on NYSE Arca. You can buy and sell ETF Shares on the secondary market in the same way you buy and sell any other exchange-traded security—through a broker. Your broker may charge a commission to execute a transaction. You will also incur the cost of the "bid-ask spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. Because secondary-market transactions occur at market prices, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares and receive more or less than NAV when you sell those shares. In times of severe market disruption, the bid-ask spread and premiums/ discounts can increase significantly. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.

Your ownership of ETF Shares will be shown on the records of the broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for ensuring that you receive income and capital gains distributions, as well as shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

8

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. One cannot invest directly in an index.

The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. Generally, the index sponsor does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the target index or its related data. Errors made by the index sponsor may occur from time to time and may not be identified by the index sponsor for a period of time or at all. Vanguard does not provide any warranty or guarantee against such errors. Therefore, the gains, losses, or costs associated with the index sponsor's errors will generally be borne by the index fund and its shareholders.

An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them. The ability of an index fund to match its performance to that of its target index can also be impacted by, among other things, the timing and size of cash flows and the size of the fund. Market disruptions and regulatory restrictions could also have an adverse effect on a fund's ability to adjust its exposure to the required levels in order to track the index.

Index funds typically have the following characteristics:

•Variety of investments. Index funds generally invest in the securities of a variety of companies and industries.

•Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

•Low cost. Index funds are generally inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity— and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.

9

More on the Fund and ETF Shares

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund's ETF Shares, an exchange-traded class of shares. A separate prospectus offers the Fund's Admiral™ Shares, which generally have an investment minimum of $3,000. Another prospectus offers the Fund's Institutional Shares, which are generally for investors who invest a minimum of $5 million.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.

A Note to Investors

Vanguard ETF Shares can be purchased directly from the issuing Fund only by certain authorized broker-dealers in exchange for a basket of securities (or, in some cases, for cash or a combination of cash and securities). Individual investors generally will not be able to purchase ETF Shares directly from the Fund. Instead, these investors will purchase ETF Shares on the secondary market through a broker.

Plain Talk About Fund Expenses

All funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard FTSE All-World ex-US Small-Cap Index Fund ETF Shares' expense ratio would be 0.11%, or $1.10 per $1,000 of average net assets. The average expense ratio for international small-cap funds in 2018 was 1.51%, or $15.10 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the fund industry).

10

Plain Talk About Costs of Investing

Costs are an important consideration in choosing an ETF. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days' notice to shareholders.

Market Exposure

The Fund invests mainly in common stocks of international small-cap companies.

Plain Talk About International Investing

U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar accounting, auditing, legal, tax, and financial reporting standards and practices as U.S. companies and the U.S. government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

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The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

The Fund is subject to investment style risk, which is the chance that returns from non-U.S. small-capitalization stocks will trail returns from global stock markets. Historically, non-U.S. small-cap stocks have been more volatile in price than the large-cap stocks that dominate the global markets, and they often perform quite differently. The stock prices of small companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.

Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company's outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. The asset-weighted median market capitalization of the Fund's stock holdings as of October 31, 2019, was $1.6 billion.

The Fund invests in companies that are smaller and generally less well known than larger, more widely held companies. Small companies tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or they may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of

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securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared with larger companies, and it may take longer for the prices of these securities to reflect the full value of their issuers' earnings potential or assets.

Security Selection

The Fund attempts to track the investment performance of a benchmark index consisting of common stocks of international small-cap companies located in developed and emerging markets around the world. The companies in which the Fund invests will be within the capitalization range of the companies included in the FTSE Global Small Cap ex US Index ($10 million to $31 billion as of October 31, 2019). Historically, the stocks of these companies have been more volatile than—and at times have performed quite differently from—large-cap stocks. In the future, the Index's market capitalization range may be higher or lower, and the Fund's investments may track a different index. Such changes may occur at any time and without notice to Fund shareholders.

The Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

Indexing strategy. The Fund uses a sampling method of indexing, meaning that the Fund's advisor, using computer programs, generally selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. These factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund's target index. Index sampling risk for the Fund is expected to be low.

Depositary receipts. The Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in the component securities. However, the Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts (also sold as participatory notes) of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets in one country but represent shares of issuers domiciled in another country. Generally, the

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Fund will hold depositary receipts only when the advisor believes that the Fund would benefit from holding the depositary receipt, rather than the underlying component security. For example, the Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or if government regulators place restrictions on the free flow of capital or currency. The Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund's portfolio.

The FTSE Global Small Cap ex US Index. The FTSE Global Small Cap ex US Index is maintained by FTSE Group (FTSE), a widely known global index provider.

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

The Fund may invest, to a limited extent, in equity futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative, in order to maintain the same currency exposure as its target index. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, would not prevent the Fund's securities from falling in value as a result of risks other than unfavorable currency exchange movements. The Fund may use these contracts to gain currency exposure when investing in equity futures and to settle trades in a foreign currency.

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Cash Management

The Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.

Methods Used to Meet Redemption Requests

Redemptions of ETF Shares are typically met through a combination of cash and securities held by the Fund; see "How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?" If cash is used to meet redemptions, the Fund typically obtains such cash through positive cash flows or the sale of Fund holdings consistent with the Fund's investment objective and strategy. Please consult the Fund's Statement of Additional Information for further information on redemptions of ETF Shares.

Under certain circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange- traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Special Risks of Exchange-Traded Shares

ETF Shares are not individually redeemable. They can be redeemed with the issuing Fund at NAV only by certain authorized broker-dealers and only in large blocks known as Creation Units. Consequently, if you want to liquidate some or all of your ETF Shares, you must sell them on the secondary market at prevailing market prices.

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The market price of ETF Shares may differ from NAV. Although it is expected that the market price of an ETF Share typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares. These discounts and premiums are likely to be greatest during times of market disruption or extreme market volatility.

Vanguard's website at vanguard.com shows the previous day's closing NAV and closing market price for the Fund's ETF Shares. The website also discloses, in the Premium/Discount Analysis section of the ETF Shares' Price & Performance page, how frequently the Fund's ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

An active trading market may not exist. Although Vanguard ETF Shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained. Although this could happen at any time, it is more likely to occur during times of severe market disruption. If you attempt to sell your ETF Shares when an active trading market is not functioning, you may have to sell at a significant discount to NAV. In extreme cases, you may not be able to sell your shares at all.

Trading may be halted. Trading of Vanguard ETF Shares on an exchange may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of ETF Shares may also be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

Conversion Privilege

Owners of conventional shares issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

You must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new,

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brokerage account. This account may be with Vanguard Brokerage Services® or with any other brokerage firm. To initiate a conversion of conventional shares to ETF Shares, please contact your broker.

Vanguard Brokerage Services does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege.

Converting conventional shares to ETF Shares is generally accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective NAVs of the two share classes.

Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares can be converted. For example, if you owned 300.25 conventional shares, and this was equivalent in value to 90.75 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares with a value equal to 0.75 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.75 ETF Shares or (2) redeem the 2.481 conventional shares for cash at NAV and deliver that cash to your account. If your broker chose to redeem your conventional shares, you would realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services, all conventional shares for which you request conversion will be converted to ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will not be taxable.

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Here are some important points to keep in mind when converting conventional shares of a Vanguard fund to ETF Shares:

•The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class to which the shares will be converted.

•Until the conversion process is complete, you will remain fully invested in a fund's conventional shares, and your investment will increase or decrease in value in tandem with the NAV of those shares.

•The conversion transaction is nontaxable except, if applicable, to the very limited extent previously described.

A precautionary note to investment companies: Vanguard ETF Shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940. Vanguard has obtained an SEC exemptive order that allows registered investment companies to invest in the issuing funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including the requirement to enter into a participation agreement with Vanguard.

Frequent Trading and Market-Timing

Unlike frequent trading of a Vanguard fund's conventional (i.e., not exchange-traded) classes of shares, frequent trading of ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund, they do not harm the fund or its shareholders. Certain broker-dealers are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades typically are effected in kind (i.e., for securities and not for cash), or are assessed a transaction fee when effected in cash, they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent trading. For these reasons, the board of trustees of each fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.

Portfolio Holdings

Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

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Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange- traded) shares or to changes in the composition of its target index. Turnover rates for small-cap stock index funds tend to be higher than for large-cap stock index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are more likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund's return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds' marketing costs.

Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of October 31, 2019, Vanguard served as advisor for approximately $4.7 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the

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Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended October 31, 2019, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.

Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.

For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.

The managers primarily responsible for the day-to-day management of the Fund are:

Jeffrey D. Miller, Portfolio Manager at Vanguard. He has been with Vanguard since 1999, has worked in investment management since 2007, has managed investment portfolios since 2010, and has managed the Fund since 2015 (co-managed since 2016). Education: B.A., The Pennsylvania State University; M.B.A., Drexel University.

Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990, has managed investment portfolios since 1999, and has co-managed the Fund since 2016. Education: B.A., Saint Joseph's University; M.B.A., Villanova University.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any,

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generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

From time to time, the Fund may pay out higher-than-expected distributions. As an index fund, the Fund must adjust its holdings to reflect changes in its target index. In some cases, such changes may force an index fund to sell securities that have appreciated in value, thereby realizing a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, a substantial change in the market capitalization of the issuer, or the movement of a country from emerging market to developed market status.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Reinvestment of Distributions

In order to reinvest dividend and capital gains distributions, investors in the Fund's ETF Shares must hold their shares at a broker that offers a reinvestment service. This can be the broker's own service or a service made available by a third party, such as the broker's outside clearing firm or the DTC. If a reinvestment service is available, distributions of income and capital gains can automatically be reinvested in additional whole and fractional ETF Shares of the Fund. If a reinvestment service is not available, investors will receive their distributions in cash. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

As with all exchange-traded funds, reinvestment of dividend and capital gains distributions in additional ETF Shares will occur four business days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of the Fund's shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund's income, gains, and losses.

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Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

•Distributions are taxable to you whether or not you reinvest these amounts in additional ETF Shares.

•Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

•Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding- period requirements with respect to your ETF Shares, you may be eligible for reduced tax rates on "qualified dividend income,"if any, distributed by the Fund.

•Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned ETF Shares.

•Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

•A sale of ETF Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on "net investment income." Net investment income takes into account distributions paid by the Fund and capital gains from any sale of ETF Shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale of ETF Shares, may be subject to state and local income taxes.

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

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Share Price and Market Price

Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Remember: If you buy or sell ETF Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your ETF Shares in Creation Unit blocks (an option available only to certain authorized broker-dealers) or if you convert your conventional fund shares to ETF Shares.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be

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company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard's website will show the previous day's closing NAV and closing market price for the Fund's ETF Shares.

Additional Information

		Vanguard	CUSIP
	Inception Date	Fund Number	Number

FTSE All-World ex-US Small-Cap Index Fund

ETF Shares	4/2/2009	3184	922042718

Certain affiliates of the Fund and the advisor may purchase and resell ETF Shares pursuant to the prospectus.

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Financial Highlights

Financial highlights information is intended to help you understand a fund's performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund's most recent annual report to shareholders. You may obtain a free copy of a fund's latest annual or semiannual report, which is available upon request.

FTSE All-World ex-US Small-Cap Index Fund ETF Shares

			Year Ended October 31,
For a Share Outstanding Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$100.93	$116.30	$96.34	$95.09	$99.89

Investment Operations

Net Investment Income	2.8711	3.0191	2.6501	2.574	2.461

Net Realized and Unrealized Gain (Loss) on
Investments	5.156	(15.269)	20.140	1.216	(4.634)
Total from Investment Operations	8.027	(12.250)	22.790	3.790	(2.173)

Distributions

Dividends from Net Investment Income	(2.997)	(3.120)	(2.830)	(2.540)	(2.627)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(2.997)	(3.120)	(2.830)	(2.540)	(2.627)

Net Asset Value, End of Period	$105.96	$100.93	$116.30	$96.34	$95.09

Total Return	8.28%	–10.87%	24.16%	4.11%	–2.19%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$5,400	$5,009	$4,568	$2,652	$2,407

Ratio of Total Expenses to Average Net Assets	0.11%	0.12%	0.13%	0.13%	0.17%

Ratio of Net Investment Income to Average
Net Assets	2.80%	2.60%	2.52%	2.77%	2.55%

Portfolio Turnover Rate2	17%	15%	14%	14%	9%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

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London Stock Exchange Group companies include FTSE International Limited ("FTSE"), Frank Russell Company ("Russell"), MTS Next Limited ("MTS"), and FTSE TMX Global Debt Capital Markets Inc. ("FTSE TMX"). All rights reserved. "FTSE®", "Russell®", "MTS®", "FTSE TMX®" and "FTSE Russell" and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under licence. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies' index values and the use of their indexes to create financial products require a licence with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

26

Glossary of Investment Terms

Authorized Participant. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the issuing fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund's Distributor.

Bid-Ask Spread. The difference between the price a dealer is willing to pay for a security (the bid price) and the somewhat higher price at which the dealer is willing to sell the same security (the ask price).

Capital Gains Distributions. Payments to fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation.

Creation Unit. A large block of a specified number of ETF Shares. Certain broker- dealers known as "Authorized Participants" may purchase and redeem ETF Shares from the issuing fund in Creation Unit size blocks.

Dividend Distributions. Payments to fund shareholders of income from interest or dividends generated by a fund's investments.

Ex-Dividend Date. The date when a distribution of dividends and/or capital gains is deducted from the share price of a mutual fund, ETF, or stock. On the ex-dividend date, the share price drops by the amount of the distribution per share (plus or minus any market activity).

Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer's securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

27

FTSE Global Small Cap ex US Fair Value Index. An index that measures returns of the FTSE Global Small Cap ex US Index, adjusted to reflect price changes for index securities in markets that have closed prior to the close of the U.S. stock market. Fair value prices and foreign exchange rates as of 4 p.m., Eastern time, are used in the calculation. The FTSE Global Small Cap ex US Fair Value Index uses tax rates based on the withholding tax rates applicable to dividends received by a regulated investment company (mutual fund) domiciled in the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a fund attempts to track—rather than outperform—a specified market benchmark, or "index."

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund's board of trustees and renegotiation with the lender syndicate on an annual basis.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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Institutional Division

P.O. Box 2900

Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard FTSE All-World ex-US Small-Cap ETF, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund's ETF Shares and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about Vanguard ETF Shares, please visit vanguard.com or contact us as follows:

The Vanguard Group

Institutional Investor Information

P.O. Box 2900

Valley Forge, PA 19482-2900

Telephone: 866-499-8473

Information Provided by the Securities and Exchange Commission (SEC)

Reports and other information about the Fund are available in the EDGAR database on the SEC's website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.

Fund's Investment Company Act file number: 811-05972

© 2020 The Vanguard Group, Inc. All rights reserved.

U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

Vanguard Marketing Corporation, Distributor.

P 3184 022020

Vanguard FTSE All-World ex-US Small-Cap Index Fund Prospectus

February 27, 2020

Institutional Shares

Vanguard FTSE All-World ex-US Small-Cap Index Fund Institutional Shares (VFSNX)

See the inside front cover for important information about access to your fund's annual and semiannual shareholder reports.

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2019.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund's annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Fund Summary	1	Investing With Vanguard	22
Investing in Index Funds	6	Purchasing Shares	22

More on the Fund	7	Converting Shares	25

The Fund and Vanguard	14	Redeeming Shares	27

Investment Advisor	15	Exchanging Shares	30

Dividends, Capital Gains, and Taxes	16	Frequent-Trading Limitations	30

Share Price	19	Other Rules You Should Know	32

Financial Highlights	21	Fund and Account Updates	36

		Employer-Sponsored Plans	37

		Contacting Vanguard	39

		Additional Information	40

		Glossary of Investment Terms	41

Fund Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks of international small-cap companies.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None

Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.09%
12b-1 Distribution Fee	None

Other Expenses	0.02%

Total Annual Fund Operating Expenses	0.11%

Example

The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$11	$35	$62	$141

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the FTSE Global Small Cap ex US Index, a float-adjusted, market- capitalization-weighted index designed to measure equity market performance of international small-capitalization stocks. As of October 31, 2019, the Index included 3,792 stocks of companies located in 47 markets, including both developed and emerging markets. As of October 31, 2019, the largest markets covered in the Index were Japan, Canada, the United Kingdom, and Taiwan (which made up approximately 16%, 14%, 11%, and 7%, respectively, of the Index's market capitalization). The Fund attempts to sample the target index by investing all, or substantially all, of its assets in common stocks in the Index and by holding a representative sample of securities that resembles the full Index in terms of key risk factors and other characteristics. These factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

•Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one

2

country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

•Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

•Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

•Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund's target index. Index sampling risk for the Fund is expected to be low.

•Investment style risk, which is the chance that returns from non-U.S. small- capitalization stocks will trail returns from global stock markets. Historically, non-U.S. small-cap stocks have been more volatile in price than the large-cap stocks that dominate the global markets, and they often perform quite differently. The stock prices of small companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund's target index and a comparative index, which have investment characteristics similar to those of the Fund. Returns for the FTSE Indexes shown are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

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Annual Total Returns — Vanguard FTSE All-World ex-US Small-Cap Index Fund Institutional Shares

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
60%

40%	25.30		19.14	17.72				30.30		21.73

20%							4.35

0%

-20%					-4.65	-0.18
		-18.90							-18.43
-40%

During the periods shown in the bar chart, the highest return for a calendar quarter was 20.25% (quarter ended September 30, 2010), and the lowest return for a quarter was –22.24% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Vanguard FTSE All-World ex-US Small-Cap Index Fund Institutional Shares

Return Before Taxes	21.73%	6.15%	6.24%

Return After Taxes on Distributions	20.59	5.27	5.43

Return After Taxes on Distributions and Sale of Fund Shares	13.31	4.57	4.81

Comparative Indexes
(reflect no deduction for fees or expenses)

FTSE Global Small Cap ex US Index	21.72%	5.87%	6.18%

FTSE Global Small Cap ex US Fair Value Index	21.48	—	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

4

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Jeffrey D. Miller, Portfolio Manager at Vanguard. He has managed the Fund since 2015 (co-managed since 2016).

Michael Perre, Principal of Vanguard. He has co-managed the Fund since 2016.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Institutional Shares is $5 million. The minimum investment amount required to add to an existing Fund account is generally $1. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer- sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. One cannot invest directly in an index.

The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. Generally, the index sponsor does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the target index or its related data. Errors made by the index sponsor may occur from time to time and may not be identified by the index sponsor for a period of time or at all. Vanguard does not provide any warranty or guarantee against such errors. Therefore, the gains, losses, or costs associated with the index sponsor's errors will generally be borne by the index fund and its shareholders.

An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them. The ability of an index fund to match its performance to that of its target index can also be impacted by, among other things, the timing and size of cash flows and the size of the fund. Market disruptions and regulatory restrictions could also have an adverse effect on a fund's ability to adjust its exposure to the required levels in order to track the index.

Index funds typically have the following characteristics:

•Variety of investments. Index funds generally invest in the securities of a variety of companies and industries.

•Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

•Low cost. Index funds are generally inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity— and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.

6

More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund's Institutional Shares, which are generally for investors who invest a minimum of $5 million. A separate prospectus offers the Fund's Admiral™ Shares, which generally have an investment minimum of $3,000. In addition, the Fund issues ETF Shares (an exchange-traded class of shares), which are also offered through a separate prospectus.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard FTSE All-World ex-US Small-Cap Index Fund Institutional Shares' expense ratio would be 0.11%, or $1.10 per $1,000 of average net assets. The average expense ratio for international small-cap funds in 2018 was 1.51%, or $15.10 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

7

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days' notice to shareholders.

Market Exposure

The Fund invests mainly in common stocks of international small-cap companies.

Plain Talk About International Investing

U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar accounting, auditing, legal, tax, and financial reporting standards and practices as U.S. companies and the U.S. government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

8

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

The Fund is subject to investment style risk, which is the chance that returns from non-U.S. small-capitalization stocks will trail returns from global stock markets. Historically, non-U.S. small-cap stocks have been more volatile in price than the large-cap stocks that dominate the global markets, and they often perform quite differently. The stock prices of small companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.

Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company's outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. The asset-weighted median market capitalization of the Fund's stock holdings as of October 31, 2019, was $1.6 billion.

The Fund invests in companies that are smaller and generally less well known than larger, more widely held companies. Small companies tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or they may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of

9

securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared with larger companies, and it may take longer for the prices of these securities to reflect the full value of their issuers' earnings potential or assets.

Security Selection

The Fund attempts to track the investment performance of a benchmark index consisting of common stocks of international small-cap companies located in developed and emerging markets around the world. The companies in which the Fund invests will be within the capitalization range of the companies included in the FTSE Global Small Cap ex US Index ($10 million to $31 billion as of October 31, 2019). Historically, the stocks of these companies have been more volatile than—and at times have performed quite differently from—large-cap stocks. In the future, the Index's market capitalization range may be higher or lower, and the Fund's investments may track a different index. Such changes may occur at any time and without notice to Fund shareholders.

The Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

Indexing strategy. The Fund uses a sampling method of indexing, meaning that the Fund's advisor, using computer programs, generally selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. These factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund's target index. Index sampling risk for the Fund is expected to be low.

Depositary receipts. The Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in the component securities. However, the Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts (also sold as participatory notes) of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets in one country but represent shares of issuers domiciled in another country. Generally, the

10

Fund will hold depositary receipts only when the advisor believes that the Fund would benefit from holding the depositary receipt, rather than the underlying component security. For example, the Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or if government regulators place restrictions on the free flow of capital or currency. The Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund's portfolio.

The FTSE Global Small Cap ex US Index. The FTSE Global Small Cap ex US Index is maintained by FTSE Group (FTSE), a widely known global index provider.

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

The Fund may invest, to a limited extent, in equity futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative, in order to maintain the same currency exposure as its target index. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, would not prevent the Fund's securities from falling in value as a result of risks other than unfavorable currency exchange movements. The Fund may use these contracts to gain currency exposure when investing in equity futures and to settle trades in a foreign currency.

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Cash Management

The Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund's holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see "Potentially disruptive redemptions" under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor's transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see "Emergency circumstances" under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange- traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of

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the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation- Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short- term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

•Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund's operation or performance.

•Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

•Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

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Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange- traded) shares or to changes in the composition of its target index. Turnover rates for small-cap stock index funds tend to be higher than for large-cap stock index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are more likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund's return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds' marketing costs.

Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

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Investment Advisor

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of October 31, 2019, Vanguard served as advisor for approximately $4.7 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended October 31, 2019, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.

Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.

For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.

The managers primarily responsible for the day-to-day management of the Fund are:

Jeffrey D. Miller, Portfolio Manager at Vanguard. He has been with Vanguard since 1999, has worked in investment management since 2007, has managed investment portfolios since 2010, and has managed the Fund since 2015 (co-managed since 2016). Education: B.A., The Pennsylvania State University; M.B.A., Drexel University.

Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990, has managed investment portfolios since 1999, and has co-managed the Fund since 2016. Education: B.A., Saint Joseph's University; M.B.A., Villanova University.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of shares of the Fund.

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Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

From time to time, the Fund may pay out higher-than-expected distributions. As an index fund, the Fund must adjust its holdings to reflect changes in its target index. In some cases, such changes may force an index fund to sell securities that have appreciated in value, thereby realizing a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, a substantial change in the market capitalization of the issuer, or the movement of a country from emerging market to developed market status.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

•Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

•Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

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•Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding- period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on "qualified dividend income,"if any, distributed by the Fund.

•Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

•Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

•A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

•Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

•Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on "net investment income." Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

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Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund's distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

•Provide your correct taxpayer identification number.

•Certify that the taxpayer identification number is correct.

•Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the non-U.S. investors page on our website at vanguard.com for information on Vanguard's non- U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

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Share Price

Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

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Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

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Financial Highlights

Financial highlights information is intended to help you understand a fund's performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund's most recent annual report to shareholders. You may obtain a free copy of a fund's latest annual or semiannual report, which is available upon request.

FTSE All-World ex-US Small-Cap Index Fund Institutional Shares

			Year Ended October 31,
For a Share Outstanding Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$192.87	$222.24	$184.07	$181.69	$190.87

Investment Operations

Net Investment Income	5.5001	5.7481	5.0441	4.937	4.756

Net Realized and Unrealized Gain (Loss) on
Investments	9.824	(29.138)	38.536	2.326	(8.864)

Total from Investment Operations	15.324	(23.390)	43.580	7.263	(4.108)

Distributions

Dividends from Net Investment Income	(5.734)	(5.980)	(5.410)	(4.883)	(5.072)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(5.734)	(5.980)	(5.410)	(4.883)	(5.072)

Net Asset Value, End of Period	$202.46	$192.87	$222.24	$184.07	$181.69

Total Return	8.26%	–10.85%	24.18%	4.11%	–2.17%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$242	$203	$226	$175	$164

Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.12%	0.12%	0.15%

Ratio of Net Investment Income to Average
Net Assets	2.81%	2.61%	2.53%	2.78%	2.57%
Portfolio Turnover Rate2	17%	15%	14%	14%	9%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

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Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to "you" in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Institutional Shares

To open and maintain an account. $5 million. If you request Institutional Shares when you open a new account but the investment amount does not meet the account minimum for Institutional Shares, your investment will be placed in another share class of the Fund, as appropriate.

Certain Vanguard institutional clients may meet the minimum investment amount by aggregating separate accounts within the same Fund. This aggregation policy does not apply to financial intermediaries.

Vanguard may charge additional recordkeeping fees for institutional clients whose accounts are recordkept by Vanguard. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your account.

To add to an existing account. Generally $1.

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How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—884).

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.

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Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. See Share Price.

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler's checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

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Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund's operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. See Share Price.

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

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Conversions to Institutional Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares of the Fund, provided that your account meets all Institutional Shares' eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.

Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm.

Vanguard Brokerage Services does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

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Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.

Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

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By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. See Share Price.

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

•Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

•Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we

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may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see "Potentially disruptive redemptions" and "Emergency circumstances."

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard's policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.

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Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, the board of trustees of each Vanguard fund places

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certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation- Protected Securities Index Fund) limits an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

•Purchases of shares with reinvested dividend or capital gains distributions.

•Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

•Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, and Vanguard Digital AdvisorTM.

•Redemptions of shares to pay fund or account fees.

•Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).

•Transfers and reregistrations of shares within the same fund.

•Purchases of shares by asset transfer or direct rollover.

•Conversions of shares from one share class to another in the same fund.

•Checkwriting redemptions.

•Section 529 college savings plans.

•Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent- trading limitations do not apply to:

•Purchases of shares with participant payroll or employer contributions or loan repayments.

•Purchases of shares with reinvested dividend or capital gains distributions.

•Distributions, loans, and in-service withdrawals from a plan.

•Redemptions of shares as part of a plan termination or at the direction of the plan.

•Transactions executed through the Vanguard Managed Account Program.

•Redemptions of shares to pay fund or account fees.

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•Share or asset transfers or rollovers.

•Reregistrations of shares.

•Conversions of shares from one share class to another in the same fund.

•Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

*The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 30-day policy previously described, prohibiting a client's purchases of fund shares, and/or revoking the client's exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary's clients. Intermediaries also may monitor their clients' trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent- trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an

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attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department by telephone or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under "Account Maintenance." You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard's automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

•Authorization to act on the account (as the account owner or by legal documentation or other means).

•Account registration and address.

•Fund name and account number, if applicable.

•Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions:

•Are provided by the person(s) authorized in accordance with Vanguard's policies and procedures to access the account and request transactions.

•Include the fund name and account number.

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•Include the amount of the transaction (stated in dollars, shares, or percentage). Written instructions also must generally be provided on a Vanguard form and include:

•Signature(s) and date from the authorized person(s).

•Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)

•Any supporting documentation that may be required.

Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.

Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state's abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state's abandoned property law, subject to potential federal or state withholding taxes.

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Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Low-Balance Accounts

The Fund reserves the right to convert an investor's Institutional Shares to another share class, as appropriate, if the fund account balance falls below the account minimum for any reason, including market fluctuation. Any such conversion will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.

Account Restrictions

Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place

35

restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

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Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard FTSE All-World ex-US Small-Cap Index Fund twice a year, in June and December. These reports include overviews of the financial markets and provide the following specific Fund information:

•Performance assessments and comparisons with industry benchmarks.

•Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

•If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

•If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

•Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

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Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan's recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

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Contacting Vanguard

Web

Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone

Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week

Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)

For fund and service information For literature requests

Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)

Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)

For information and services for participants in employer- sponsored plans

Institutional Division	For information and services for large institutional investors
888-809-8102

Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies

Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

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Additional Information

			Vanguard
	Inception	Newspaper	Fund	CUSIP
	Date	Abbreviation	Number	Number

FTSE All-World ex-US Small-Cap Index Fund

Institutional Shares	4/2/2009	AWxUSSCIst	884	922042726

London Stock Exchange Group companies include FTSE International Limited ("FTSE"), Frank Russell Company ("Russell"), MTS Next Limited ("MTS"), and FTSE TMX Global Debt Capital Markets Inc. ("FTSE TMX"). All rights reserved. "FTSE®", "Russell®", "MTS®", "FTSE TMX®" and "FTSE Russell" and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under licence. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies' index values and the use of their indexes to create financial products require a licence with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

40

Glossary of Investment Terms

Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation.

Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer's securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

FTSE Global Small Cap ex US Fair Value Index. An index that measures returns of the FTSE Global Small Cap ex US Index, adjusted to reflect price changes for index securities in markets that have closed prior to the close of the U.S. stock market. Fair value prices and foreign exchange rates as of 4 p.m., Eastern time, are used in the calculation. The FTSE Global Small Cap ex US Fair Value Index uses tax rates based on the withholding tax rates applicable to dividends received by a regulated investment company (mutual fund) domiciled in the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track— rather than outperform—a specified market benchmark, or "index."

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund's board of trustees and renegotiation with the lender syndicate on an annual basis.

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Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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Institutional Division

P.O. Box 2900

Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard FTSE All-World ex-US Small-Cap Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group

Investor Information Department P.O. Box 2900

Valley Forge, PA 19482-2900

Telephone: 800-662-7447; Text telephone for people

with hearing impairment: 800-749-7273

If you are a client of Vanguard's Institutional Division: The Vanguard Group

Institutional Investor Information Department P.O. Box 2900

Valley Forge, PA 19482-2900

Telephone: 888-809-8102; Text telephone for people

with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department

Telephone: 800-662-2739; Text telephone for people

with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

Reports and other information about the Fund are available in the EDGAR database on the SEC's website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.

Fund's Investment Company Act file number: 811-05972

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

I 884 022020

Vanguard FTSE All-World ex-US Small-Cap Index Fund Prospectus

February 27, 2020

Admiral™ Shares

Vanguard FTSE All-World ex-US Small-Cap Index Fund Admiral Shares (VFSAX)

See the inside front cover for important information about access to your fund's annual and semiannual shareholder reports.

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2019.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund's annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Fund Summary	1	Investing With Vanguard	23
Investing in Index Funds	7	Purchasing Shares	23

More on the Fund	8	Converting Shares	26

The Fund and Vanguard	15	Redeeming Shares	27

Investment Advisor	16	Exchanging Shares	31

Dividends, Capital Gains, and Taxes	17	Frequent-Trading Limitations	31

Share Price	20	Other Rules You Should Know	33

Financial Highlights	22	Fund and Account Updates	37

		Employer-Sponsored Plans	38

		Contacting Vanguard	40

		Additional Information	41

		Glossary of Investment Terms	42

Fund Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks of international small-cap companies.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None

Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Account Service Fee (for certain fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.14%

12b-1 Distribution Fee	None

Other Expenses	0.02%

Total Annual Fund Operating Expenses	0.16%

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Example

The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$16	$52	$90	$205

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the FTSE Global Small Cap ex US Index, a float-adjusted, market- capitalization-weighted index designed to measure equity market performance of international small-capitalization stocks. As of October 31, 2019, the Index included 3,792 stocks of companies located in 47 markets, including both developed and emerging markets. As of October 31, 2019, the largest markets covered in the Index were Japan, Canada, the United Kingdom, and Taiwan (which made up approximately 16%, 14%, 11%, and 7%, respectively, of the Index's market capitalization). The Fund attempts to sample the target index by investing all, or substantially all, of its assets in common stocks in the Index and by holding a representative sample of securities that resembles the full Index in terms of key risk factors and other characteristics. These factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

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Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

•Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

•Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

•Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

•Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund's target index. Index sampling risk for the Fund is expected to be low.

•Investment style risk, which is the chance that returns from non-U.S. small- capitalization stocks will trail returns from global stock markets. Historically, non-U.S. small-cap stocks have been more volatile in price than the large-cap stocks that dominate the global markets, and they often perform quite differently. The stock prices of small companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund's Admiral Shares have not been in operation long enough to report a full calendar-year return. The information presented in the bar chart and table reflects the performance of the Fund's ETF Shares, which are offered through a separate prospectus. Performance of the Fund's Admiral Shares would be substantially similar to that of the ETF Shares because both share classes constitute an investment in the same portfolio of securities; therefore, their returns generally should differ only to the extent that the expenses of the two share classes differ. The bar chart shows how the performance of the Fund's ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index and a comparative index, which have investment characteristics similar to those of the Fund. Returns for the FTSE Indexes shown are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard FTSE All-World ex-US Small-Cap Index Fund ETF Shares

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
60%

40%	25.26		19.12					30.26		21.73
				17.72
20%							4.37

0%

						-0.20
-20%					-4.67
		-18.93							-18.43

-40%

During the periods shown in the bar chart, the highest return for a calendar quarter was 20.23% (quarter ended September 30, 2010), and the lowest return for a quarter was –22.25% (quarter ended September 30, 2011).

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Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Vanguard FTSE All-World ex-US Small-Cap Index Fund ETF Shares
Based on NAV

Return Before Taxes	21.73%	6.14%	6.22%

Return After Taxes on Distributions	20.58	5.26	5.42

Return After Taxes on Distributions and Sale of Fund Shares	13.31	4.57	4.80

Based on Market Price

Return Before Taxes	21.38	6.13	6.16

Comparative Indexes
(reflect no deduction for fees or expenses)

FTSE Global Small Cap ex US Index	21.72%	5.87%	6.18%

FTSE Global Small Cap ex US Fair Value Index	21.48	—	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Jeffrey D. Miller, Portfolio Manager at Vanguard. He has managed the Fund since 2015 (co-managed since 2016).

Michael Perre, Principal of Vanguard. He has co-managed the Fund since 2016.

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Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Admiral Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer- sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. One cannot invest directly in an index.

The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. Generally, the index sponsor does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the target index or its related data. Errors made by the index sponsor may occur from time to time and may not be identified by the index sponsor for a period of time or at all. Vanguard does not provide any warranty or guarantee against such errors. Therefore, the gains, losses, or costs associated with the index sponsor's errors will generally be borne by the index fund and its shareholders.

An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them. The ability of an index fund to match its performance to that of its target index can also be impacted by, among other things, the timing and size of cash flows and the size of the fund. Market disruptions and regulatory restrictions could also have an adverse effect on a fund's ability to adjust its exposure to the required levels in order to track the index.

Index funds typically have the following characteristics:

•Variety of investments. Index funds generally invest in the securities of a variety of companies and industries.

•Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

•Low cost. Index funds are generally inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity— and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.

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More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund's Admiral Shares. A separate prospectus offers the Fund's Institutional Shares, which are generally for investors who invest a minimum of $5 million. In addition, the Fund issues ETF Shares (an exchange-traded class of shares), which are also offered through a separate prospectus.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard FTSE All-World ex-US Small-Cap Index Fund Admiral Shares' expense ratio would be 0.16%, or $1.60 per $1,000 of average net assets. The average expense ratio for international small-cap funds in 2018 was 1.51%, or $15.10 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

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Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days' notice to shareholders.

Market Exposure

The Fund invests mainly in common stocks of international small-cap companies.

Plain Talk About International Investing

U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar accounting, auditing, legal, tax, and financial reporting standards and practices as U.S. companies and the U.S. government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

9

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

The Fund is subject to investment style risk, which is the chance that returns from non-U.S. small-capitalization stocks will trail returns from global stock markets. Historically, non-U.S. small-cap stocks have been more volatile in price than the large-cap stocks that dominate the global markets, and they often perform quite differently. The stock prices of small companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.

Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company's outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. The asset-weighted median market capitalization of the Fund's stock holdings as of October 31, 2019, was $1.6 billion.

The Fund invests in companies that are smaller and generally less well known than larger, more widely held companies. Small companies tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or they may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of

10

securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared with larger companies, and it may take longer for the prices of these securities to reflect the full value of their issuers' earnings potential or assets.

Security Selection

The Fund attempts to track the investment performance of a benchmark index consisting of common stocks of international small-cap companies located in developed and emerging markets around the world. The companies in which the Fund invests will be within the capitalization range of the companies included in the FTSE Global Small Cap ex US Index ($10 million to $31 billion as of October 31, 2019). Historically, the stocks of these companies have been more volatile than—and at times have performed quite differently from—large-cap stocks. In the future, the Index's market capitalization range may be higher or lower, and the Fund's investments may track a different index. Such changes may occur at any time and without notice to Fund shareholders.

The Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

Indexing strategy. The Fund uses a sampling method of indexing, meaning that the Fund's advisor, using computer programs, generally selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. These factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund's target index. Index sampling risk for the Fund is expected to be low.

Depositary receipts. The Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in the component securities. However, the Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts (also sold as participatory notes) of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets in one country but represent shares of issuers domiciled in another country. Generally, the

11

Fund will hold depositary receipts only when the advisor believes that the Fund would benefit from holding the depositary receipt, rather than the underlying component security. For example, the Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or if government regulators place restrictions on the free flow of capital or currency. The Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund's portfolio.

The FTSE Global Small Cap ex US Index. The FTSE Global Small Cap ex US Index is maintained by FTSE Group (FTSE), a widely known global index provider.

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

The Fund may invest, to a limited extent, in equity futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative, in order to maintain the same currency exposure as its target index. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, would not prevent the Fund's securities from falling in value as a result of risks other than unfavorable currency exchange movements. The Fund may use these contracts to gain currency exposure when investing in equity futures and to settle trades in a foreign currency.

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Cash Management

The Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund's holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see "Potentially disruptive redemptions" under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor's transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see "Emergency circumstances" under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange- traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of

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the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation- Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short- term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

•Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund's operation or performance.

•Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

•Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

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Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange- traded) shares or to changes in the composition of its target index. Turnover rates for small-cap stock index funds tend to be higher than for large-cap stock index funds (although still relatively low, compared with actively managed stock funds) because the indexes they track are more likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows the turnover rate for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one- year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund's return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds' marketing costs.

Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

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Investment Advisor

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of October 31, 2019, Vanguard served as advisor for approximately $4.7 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended October 31, 2019, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.

Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.

For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.

The managers primarily responsible for the day-to-day management of the Fund are:

Jeffrey D. Miller, Portfolio Manager at Vanguard. He has been with Vanguard since 1999, has worked in investment management since 2007, has managed investment portfolios since 2010, and has managed the Fund since 2015 (co-managed since 2016). Education: B.A., The Pennsylvania State University; M.B.A., Drexel University.

Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990, has managed investment portfolios since 1999, and has co-managed the Fund since 2016. Education: B.A., Saint Joseph's University; M.B.A., Villanova University.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of shares of the Fund.

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Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

From time to time, the Fund may pay out higher-than-expected distributions. As an index fund, the Fund must adjust its holdings to reflect changes in its target index. In some cases, such changes may force an index fund to sell securities that have appreciated in value, thereby realizing a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, a substantial change in the market capitalization of the issuer, or the movement of a country from emerging market to developed market status.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

•Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

•Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

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•Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding- period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on "qualified dividend income,"if any, distributed by the Fund.

•Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

•Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

•A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

•Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

•Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on "net investment income." Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

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Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund's distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

•Provide your correct taxpayer identification number.

•Certify that the taxpayer identification number is correct.

•Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the non-U.S. investors page on our website at vanguard.com for information on Vanguard's non- U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

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Share Price

Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. Each share class offered by the Fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

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Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

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Financial Highlights

Financial highlights information is intended to help you understand a fund's performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund's most recent annual report to shareholders. You may obtain a free copy of a fund's latest annual or semiannual report, which is available upon request.

FTSE All-World ex-US Small-Cap Index Fund Admiral Shares

February 7,
20191 to
October 31,
For a Share Outstanding Throughout the Period	2019

Net Asset Value, Beginning of Period	$25.00

Investment Operations

Net Investment Income2	.572

Net Realized and Unrealized Gain (Loss) on
Investments	.935

Total from Investment Operations	1.507

Distributions

Dividends from Net Investment Income	(.347)

Distributions from Realized Capital Gains	—

Total Distributions	(.347)

Net Asset Value, End of Period	$26.16

Total Return3	6.08%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$981

Ratio of Total Expenses to Average Net Assets	0.16%4

Ratio of Net Investment Income to Average
Net Assets	3.07%4

Portfolio Turnover Rate5	17%6

1Inception.

2Calculated based on average shares outstanding.

3Total return does not include account service fees that may have applied in the period shown.

4Annualized.

5Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

6Reflects the Fund's portfolio turnover for the fiscal year ended October 31, 2019.

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Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to "you" in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Admiral Shares

To open and maintain an account. $3,000. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

To add to an existing account. Generally $1.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

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Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard— 2284).

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. See Share Price.

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For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.

Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler's checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a

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history of frequent trading or because the purchase may negatively affect a fund's operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. See Share Price.

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions to Institutional Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares of the Fund, provided that your account meets all Institutional Shares' eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.

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Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm.

Vanguard Brokerage Services does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.

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How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.

Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. See Share Price.

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

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•Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

•Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see "Potentially disruptive redemptions" and "Emergency circumstances."

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

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Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard's policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

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Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation- Protected Securities Index Fund) limits an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

•Purchases of shares with reinvested dividend or capital gains distributions.

•Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

•Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, and Vanguard Digital AdvisorTM.

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•Redemptions of shares to pay fund or account fees.

•Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).

•Transfers and reregistrations of shares within the same fund.

•Purchases of shares by asset transfer or direct rollover.

•Conversions of shares from one share class to another in the same fund.

•Checkwriting redemptions.

•Section 529 college savings plans.

•Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent- trading limitations do not apply to:

•Purchases of shares with participant payroll or employer contributions or loan repayments.

•Purchases of shares with reinvested dividend or capital gains distributions.

•Distributions, loans, and in-service withdrawals from a plan.

•Redemptions of shares as part of a plan termination or at the direction of the plan.

•Transactions executed through the Vanguard Managed Account Program.

•Redemptions of shares to pay fund or account fees.

•Share or asset transfers or rollovers.

•Reregistrations of shares.

•Conversions of shares from one share class to another in the same fund.

•Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

*The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 30-day policy

32

previously described, prohibiting a client's purchases of fund shares, and/or revoking the client's exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary's clients. Intermediaries also may monitor their clients' trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent- trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department by telephone or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under "Account Maintenance." You can revoke your electronic consent at any time

33

through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard's automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

•Authorization to act on the account (as the account owner or by legal documentation or other means).

•Account registration and address.

•Fund name and account number, if applicable.

•Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions:

•Are provided by the person(s) authorized in accordance with Vanguard's policies and procedures to access the account and request transactions.

•Include the fund name and account number.

•Include the amount of the transaction (stated in dollars, shares, or percentage). Written instructions also must generally be provided on a Vanguard form and include:

•Signature(s) and date from the authorized person(s).

•Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)

•Any supporting documentation that may be required.

Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

34

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.

Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state's abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state's abandoned property law, subject to potential federal or state withholding taxes.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a

35

commission on purchases of mutual fund shares made through a financial intermediary.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard may charge a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from fund accounts subject to the fee once per calendar year.

If you elect to receive your statements and other materials electronically (i.e., by e-delivery), the account service fee will not be charged, so long as your election remains in effect. You can make your e-delivery election on vanguard.com.

Beginning on January 1, 2021, you may elect to receive paper copies of shareholder reports free of charge as noted on the cover of this prospectus.

Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.

36

Account Restrictions

Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

37

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard FTSE All-World ex-US Small-Cap Index Fund twice a year, in June and December. These reports include overviews of the financial markets and provide the following specific Fund information:

•Performance assessments and comparisons with industry benchmarks.

•Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

•If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

38

•If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

•Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan's recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

39

Contacting Vanguard

Web

Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone

Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week

Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)

For fund and service information For literature requests

Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)

Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)

For information and services for participants in employer- sponsored plans

Institutional Division	For information and services for large institutional investors
888-809-8102

Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies

Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

40

Additional Information

			Vanguard
	Inception	Newspaper	Fund	CUSIP
	Date	Abbreviation	Number	Number

FTSE All-World ex-US Small-Cap Index Fund

Admiral Shares	2/07/2019	AWxUSSCAdml	2284	922042593

London Stock Exchange Group companies include FTSE International Limited ("FTSE"), Frank Russell Company ("Russell"), MTS Next Limited ("MTS"), and FTSE TMX Global Debt Capital Markets Inc. ("FTSE TMX"). All rights reserved. "FTSE®", "Russell®", "MTS®", "FTSE TMX®" and "FTSE Russell" and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under licence. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies' index values and the use of their indexes to create financial products require a licence with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

41

Glossary of Investment Terms

Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation.

Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer's securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

FTSE Global Small Cap ex US Fair Value Index. An index that measures returns of the FTSE Global Small Cap ex US Index, adjusted to reflect price changes for index securities in markets that have closed prior to the close of the U.S. stock market. Fair value prices and foreign exchange rates as of 4 p.m., Eastern time, are used in the calculation. The FTSE Global Small Cap ex US Fair Value Index uses tax rates based on the withholding tax rates applicable to dividends received by a regulated investment company (mutual fund) domiciled in the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track— rather than outperform—a specified market benchmark, or "index."

42

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund's board of trustees and renegotiation with the lender syndicate on an annual basis.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

43

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P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard FTSE All-World ex-US Small-Cap Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group

Investor Information Department P.O. Box 2600

Valley Forge, PA 19482-2600

Telephone: 800-662-7447; Text telephone for people

with hearing impairment: 800-749-7273

If you are a participant in an employer-sponsored plan: The Vanguard Group

Participant Services P.O. Box 2900

Valley Forge, PA 19482-2900

Telephone: 800-523-1188; Text telephone for people

with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department

Telephone: 800-662-2739; Text telephone for people

with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

Reports and other information about the Fund are available in the EDGAR database on the SEC's website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.

Fund's Investment Company Act file number: 811-05972

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

P 2284 022020

Vanguard FTSE All-World ex-US Index Fund

Prospectus

February 27, 2020

Admiral™ Shares

Vanguard FTSE All-World ex-US Index Fund Admiral Shares (VFWAX)

See the inside front cover for important information about access to your fund's annual and semiannual shareholder reports.

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2019.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund's annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Fund Summary	1	Investing With Vanguard	22
Investing in Index Funds	7	Purchasing Shares	22

More on the Fund	8	Converting Shares	25

The Fund and Vanguard	15	Redeeming Shares	26

Investment Advisor	15	Exchanging Shares	30

Dividends, Capital Gains, and Taxes	16	Frequent-Trading Limitations	30

Share Price	19	Other Rules You Should Know	32

Financial Highlights	21	Fund and Account Updates	36

		Employer-Sponsored Plans	37

		Contacting Vanguard	39

		Additional Information	40

		Glossary of Investment Terms	41

Fund Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets outside of the United States.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None

Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Account Service Fee (for certain fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.09%

12b-1 Distribution Fee	None

Other Expenses	0.02%

Total Annual Fund Operating Expenses	0.11%

1

Example

The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$11	$35	$62	$141

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the FTSE All-World ex US Index, a float-adjusted, market- capitalization-weighted index designed to measure equity market performance of international markets, excluding the United States. As of October 31, 2019, the Index included 3,333 stocks of companies located in 48 markets, including both developed and emerging markets. As of October 31, 2019, the largest markets covered in the Index were Japan, the United Kingdom, China, and France (which made up approximately 17%, 11%, 8%, and 7%, respectively, of the Index's market capitalization). The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

2

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

•Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

•Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

•Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

3

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Admiral Shares compare with those of the Fund's target index and a comparative index, which have investment characteristics similar to those of the Fund. Returns for the FTSE Indexes shown are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard FTSE All-World ex-US Index Fund Admiral Shares

	2012	2013	2014	2015	2016	2017	2018	2019
60%

40%	18.52	14.49				27.22		21.55
20%					4.77

0%

-20%			-4.05	-4.65
							-13.95

-40%
-60%

During the periods shown in the bar chart, the highest return for a calendar quarter was 11.86% (quarter ended March 31, 2012), and the lowest return for a quarter was –11.71% (quarter ended September 30, 2015).

4

Average Annual Total Returns for Periods Ended December 31, 2019

			Since
			Inception
			(Sep. 27,
	1 Year	5 Years	2011)

Vanguard FTSE All-World ex-US Index Fund Admiral Shares

Return Before Taxes	21.55%	5.86%	7.07%

Return After Taxes on Distributions	20.62	5.11	6.27

Return After Taxes on Distributions and Sale of Fund Shares	13.34	4.47	5.55

Comparative Indexes
(reflect no deduction for fees or expenses)

FTSE All-World ex US Index	21.81%	5.83%	7.12%

FTSE All-World ex US Fair Value Index	21.63	—	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

5

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Christine D. Franquin, Principal of Vanguard. She has co-managed the Fund since 2016.

Justin E. Hales, CFA, CFP, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Admiral Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer- sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. One cannot invest directly in an index.

The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. Generally, the index sponsor does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the target index or its related data. Errors made by the index sponsor may occur from time to time and may not be identified by the index sponsor for a period of time or at all. Vanguard does not provide any warranty or guarantee against such errors. Therefore, the gains, losses, or costs associated with the index sponsor's errors will generally be borne by the index fund and its shareholders.

An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them. The ability of an index fund to match its performance to that of its target index can also be impacted by, among other things, the timing and size of cash flows and the size of the fund. Market disruptions and regulatory restrictions could also have an adverse effect on a fund's ability to adjust its exposure to the required levels in order to track the index.

Index funds typically have the following characteristics:

•Variety of investments. Index funds generally invest in the securities of a variety of companies and industries.

•Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

•Low cost. Index funds are generally inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity— and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.

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More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund's Admiral Shares. A separate prospectus offers the Fund's Institutional Shares and Institutional Plus Shares, which are generally for investors who invest a minimum of $5 million and $100 million, respectively. In addition, the Fund issues ETF Shares (an exchange-traded class of shares), which are also offered through a separate prospectus.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses;

as a result, their investment returns will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard FTSE All-World ex-US Index Fund Admiral Shares' expense ratio would be 0.11%, or $1.10 per $1,000 of average net assets. The average expense ratio for international stock funds in 2018 was 1.29%, or $12.90 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

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Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days' notice to shareholders.

Market Exposure

The Fund invests mainly in common stocks of companies located in developed and emerging markets around the world, excluding the United States. In seeking to track its target index, the Fund invests in stocks that are predominantly large-cap and, to a lesser extent, mid- and small-cap. Historically, small- and mid-cap stocks have been more volatile in price than—and at times have performed quite differently from—large- cap stocks. The stock prices of small and mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.

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Plain Talk About International Investing

U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar accounting, auditing, legal, tax, and financial reporting standards and practices as U.S. companies and the U.S. government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

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The Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

Security Selection

The Fund attempts to track the investment performance of a benchmark index consisting of common stocks of companies located in developed and emerging markets around the world, excluding the United States. The companies in which the Fund invests will be within the capitalization range of the companies included in the FTSE All-World ex US Index ($258 million to $460 billion as of October 31, 2019). In the future, the Index's market capitalization range may be higher or lower, and the Fund's investments may track a different index. Such changes may occur at any time and without notice to Fund shareholders.

Indexing Strategy. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Depositary receipts. The Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in the component securities. However, the Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts (also sold as participatory notes) of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets in one country but represent shares of issuers domiciled in another country. Generally, the Fund will hold depositary receipts only when the advisor believes that the Fund would benefit from holding the depositary receipt, rather than the underlying component security. For example, the Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or if government regulators place restrictions on the free flow of capital or currency. The Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund's portfolio.

The FTSE All-World ex US Index. The FTSE All-World ex US Index is maintained by FTSE Group (FTSE), a widely known global index provider.

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Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

The Fund may invest, to a limited extent, in equity futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative, in order to maintain the same currency exposure as its target index. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, would not prevent the Fund's securities from falling in value as a result of risks other than unfavorable currency exchange movements. The Fund may use these contracts to gain currency exposure when investing in equity futures and to settle trades in a foreign currency.

Cash Management

The Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund's holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see "Potentially disruptive redemptions" under Redeeming Shares in the Investing With Vanguard section.

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Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor's transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see "Emergency circumstances" under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange- traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation- Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short- term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs

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associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

•Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund's operation or performance.

•Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

•Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange- traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund's return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

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The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds' marketing costs.

Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of October 31, 2019, Vanguard served as advisor for approximately $4.7 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended October 31, 2019, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.

Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.

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For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.

The managers primarily responsible for the day-to-day management of the Fund are:

Christine D. Franquin, Principal of Vanguard. She has managed investment portfolios since joining Vanguard in 2000 and has co-managed the Fund since 2016. Education: B.A., Universitaire Faculteiten Sint-Ignatuis Antwerpen, Belgium; J.D., University of Liege, Belgium; M.S., Clark University.

Justin E. Hales, CFA, CFP, Portfolio Manager at Vanguard. He has been with Vanguard since 2004, has worked in investment management since 2006, has managed investment portfolios since 2014, and has co-managed the Fund since 2016. Education: B.A., University of Maryland.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

From time to time, the Fund may pay out higher-than-expected distributions. As an index fund, the Fund must adjust its holdings to reflect changes in its target index. In some cases, such changes may force an index fund to sell securities that have appreciated in value, thereby realizing a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, a substantial change in the market capitalization of the issuer, or the movement of a country from emerging market to developed market status.

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Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

•Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

•Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

•Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding- period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on "qualified dividend income,"if any, distributed by the Fund.

•Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

•Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

•A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

•Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

•Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on "net investment income." Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

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Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund's distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

•Provide your correct taxpayer identification number.

•Certify that the taxpayer identification number is correct.

•Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any

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investments in Vanguard U.S. funds. Foreign investors should visit the non-U.S. investors page on our website at vanguard.com for information on Vanguard's non- U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

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A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

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Financial Highlights

Financial highlights information is intended to help you understand a fund's performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund's most recent annual report to shareholders. You may obtain a free copy of a fund's latest annual or semiannual report, which is available upon request.

FTSE All-World ex-US Index Fund Admiral Shares

				Year Ended October 31,
For a Share Outstanding Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$29.70	$33.35	$27.72	$28.23	$30.57

Investment Operations

Net Investment Income	1.0101	.9691	.8551	.811	.832

Net Realized and Unrealized Gain (Loss) on
Investments	2.289	(3.682)	5.625	(.532)	(2.346)
Total from Investment Operations	3.299	(2.713)	6.480	.279	(1.514)

Distributions

Dividends from Net Investment Income	(.939)	(.937)	(.850)	(.789)	(.826)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.939)	(.937)	(.850)	(.789)	(.826)

Net Asset Value, End of Period	$32.06	$29.70	$33.35	$27.72	$28.23

Total Return2	11.38%	–8.37%	23.75%	1.13%	–5.05%
Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$6,717	$5,458	$5,304	$3,635	$3,163

Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.13%

Ratio of Net Investment Income to Average
Net Assets	3.29%	2.89%	2.82%	3.01%	2.83%

Portfolio Turnover Rate3	4%	6%	4%	5%	3%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

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Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to "you" in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Admiral Shares

To open and maintain an account. $3,000. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

To add to an existing account. Generally $1.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

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Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—570).

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. See Share Price.

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For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.

Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler's checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a

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history of frequent trading or because the purchase may negatively affect a fund's operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. See Share Price.

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions to Institutional Shares or Institutional Plus Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares or Institutional Plus Shares of the Fund, provided that your account meets all eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares or Institutional Plus Shares will not be automatically converted.

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Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm.

Vanguard Brokerage Services does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.

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How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.

Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. See Share Price.

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

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•Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

•Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see "Potentially disruptive redemptions" and "Emergency circumstances."

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

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Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard's policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

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Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation- Protected Securities Index Fund) limits an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

•Purchases of shares with reinvested dividend or capital gains distributions.

•Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

•Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, and Vanguard Digital AdvisorTM.

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•Redemptions of shares to pay fund or account fees.

•Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).

•Transfers and reregistrations of shares within the same fund.

•Purchases of shares by asset transfer or direct rollover.

•Conversions of shares from one share class to another in the same fund.

•Checkwriting redemptions.

•Section 529 college savings plans.

•Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent- trading limitations do not apply to:

•Purchases of shares with participant payroll or employer contributions or loan repayments.

•Purchases of shares with reinvested dividend or capital gains distributions.

•Distributions, loans, and in-service withdrawals from a plan.

•Redemptions of shares as part of a plan termination or at the direction of the plan.

•Transactions executed through the Vanguard Managed Account Program.

•Redemptions of shares to pay fund or account fees.

•Share or asset transfers or rollovers.

•Reregistrations of shares.

•Conversions of shares from one share class to another in the same fund.

•Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

*The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 30-day policy

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previously described, prohibiting a client's purchases of fund shares, and/or revoking the client's exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary's clients. Intermediaries also may monitor their clients' trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent- trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department by telephone or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under "Account Maintenance." You can revoke your electronic consent at any time

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through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard's automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

•Authorization to act on the account (as the account owner or by legal documentation or other means).

•Account registration and address.

•Fund name and account number, if applicable.

•Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions:

•Are provided by the person(s) authorized in accordance with Vanguard's policies and procedures to access the account and request transactions.

•Include the fund name and account number.

•Include the amount of the transaction (stated in dollars, shares, or percentage). Written instructions also must generally be provided on a Vanguard form and include:

•Signature(s) and date from the authorized person(s).

•Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)

•Any supporting documentation that may be required.

Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

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Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.

Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state's abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state's abandoned property law, subject to potential federal or state withholding taxes.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide

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you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard may charge a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from fund accounts subject to the fee once per calendar year.

If you elect to receive your statements and other materials electronically (i.e., by e-delivery), the account service fee will not be charged, so long as your election remains in effect. You can make your e-delivery election on vanguard.com.

Beginning on January 1, 2021, you may elect to receive paper copies of shareholder reports free of charge as noted on the cover of this prospectus.

Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.

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Account Restrictions

Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

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Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard FTSE All-World ex-US Index Fund twice a year, in June and December. These reports include overviews of the financial markets and provide the following specific Fund information:

•Performance assessments and comparisons with industry benchmarks.

•Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

•If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

37

•If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

•Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan's recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

38

Contacting Vanguard

Web

Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone

Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week

Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)

For fund and service information For literature requests

Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)

Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)

For information and services for participants in employer- sponsored plans

Institutional Division	For information and services for large institutional investors
888-809-8102

Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies

Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

39

Additional Information

	Inception	Newspaper	Vanguard Fund	CUSIP
	Date	Abbreviation	Number	Number

FTSE All-World ex-US Index Fund

Admiral Shares	9/27/2011	FTAlWldInAdml	570	921937736

CFA® is a registered trademark owned by CFA Institute.

London Stock Exchange Group companies include FTSE International Limited ("FTSE"), Frank Russell Company ("Russell"), MTS Next Limited ("MTS"), and FTSE TMX Global Debt Capital Markets Inc. ("FTSE TMX"). All rights reserved. "FTSE®", "Russell®", "MTS®", "FTSE TMX®" and "FTSE Russell" and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under licence. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies' index values and the use of their indexes to create financial products require a licence with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

40

Glossary of Investment Terms

Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation.

Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

FTSE All-World ex US Fair Value Index. An index that measures returns of the FTSE All-World ex US Index, adjusted to reflect price changes for index securities in markets that have closed prior to the close of the U.S. stock market. Fair value prices and foreign exchange rates as of 4 p.m., Eastern time, are used in the calculation. The FTSE All-World ex US Fair Value Index uses tax rates based on the withholding tax rates applicable to dividends received by a regulated investment company (mutual fund) domiciled in the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track— rather than outperform—a specified market benchmark, or "index."

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund's board of trustees and renegotiation with the lender syndicate on an annual basis.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.

41

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard FTSE All-World ex-US Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group

Investor Information Department P.O. Box 2600

Valley Forge, PA 19482-2600

Telephone: 800-662-7447; Text telephone for people

with hearing impairment: 800-749-7273

If you are a participant in an employer-sponsored plan: The Vanguard Group

Participant Services P.O. Box 2900

Valley Forge, PA 19482-2900

Telephone: 800-523-1188; Text telephone for people

with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department

Telephone: 800-662-2739; Text telephone for people

with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

Reports and other information about the Fund are available in the EDGAR database on the SEC's website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.

Fund's Investment Company Act file number: 811-05972

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

P 770 022020

Vanguard FTSE All-World ex-US ETF Prospectus

February 27, 2020

Exchange-traded fund shares that are not individually redeemable and are listed on NYSE Arca

Vanguard FTSE All-World ex-US Index Fund ETF Shares (VEU)

See the inside front cover for important information about access to your fund's annual and semiannual shareholder reports.

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2019.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund's annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Vanguard ETF Summary	1	More on the Fund and ETF Shares	9
Investing in Vanguard ETF Shares	6	The Fund and Vanguard	18

Investing in Index Funds	8	Investment Advisor	18

		Dividends, Capital Gains, and Taxes	19

		Share Price and Market Price	21

		Additional Information	23

		Financial Highlights	24

		Glossary of Investment Terms	26

ETF Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets outside of the United States.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)

Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)

Transaction Fee on Conversion to ETF Shares	None through Vanguard
(Broker fees vary)

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.06%
12b-1 Distribution Fee	None

Other Expenses	0.02%

Total Annual Fund Operating Expenses	0.08%

Example

The following example is intended to help you compare the cost of investing in the Fund's ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to sell your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$8	$26	$45	$103

1

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the FTSE All-World ex US Index, a float-adjusted, market- capitalization-weighted index designed to measure equity market performance of international markets, excluding the United States. As of October 31, 2019, the Index included 3,333 stocks of companies located in 48 markets, including both developed and emerging markets. As of October 31, 2019, the largest markets covered in the Index were Japan, the United Kingdom, China, and France (which made up approximately 17%, 11%, 8%, and 7%, respectively, of the Index's market capitalization). The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

•Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund

2

may invest a large portion of its assets in securities of companies located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

•Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

•Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

•The Fund's ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

•Although the Fund's ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

•Trading of the Fund's ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund's ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index and a comparative index, which have investment characteristics similar to those of the Fund. Returns for the FTSE Indexes

3

shown are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard FTSE All-World ex-US Index Fund ETF Shares

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
60%

40%			18.55	14.50				27.24		21.63
20%	11.85						4.79
0%

-20%					-4.05	-4.67
		-14.25							-13.97

-40%
-60%

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.74% (quarter ended September 30, 2010), and the lowest return for a quarter was –21.20% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Vanguard FTSE All-World ex-US Index Fund ETF Shares
Based on NAV

Return Before Taxes	21.63%	5.87%	5.21%

Return After Taxes on Distributions	20.69	5.12	4.52

Return After Taxes on Distributions and Sale of Fund Shares	13.39	4.48	4.06

Based on Market Price

Return Before Taxes	21.92	5.90	5.19

Comparative Indexes
(reflect no deduction for fees or expenses)

FTSE All-World ex US Index	21.81%	5.83%	5.29%

FTSE All-World ex US Fair Value Index	21.63	—	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time

4

of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Christine D. Franquin, Principal of Vanguard. She has co-managed the Fund since 2016.

Justin E. Hales, CFA, CFP, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), typically in exchange for baskets of securities.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer- sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

Investing in Vanguard ETF® Shares

What Are Vanguard ETF Shares?

Vanguard ETF Shares are an exchange-traded class of shares issued by certain Vanguard funds. ETF Shares represent an interest in the portfolio of stocks or bonds held by the issuing fund. This prospectus describes Vanguard FTSE All-World ex-US ETF, a class of shares issued by Vanguard FTSE All-World ex-US Index Fund. In addition to ETF Shares, the Fund offers three conventional (not exchange-traded) classes of shares. This prospectus, however, relates only to ETF Shares.

How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?

Conventional mutual fund shares can be directly purchased from and redeemed with the issuing fund for cash at the net asset value (NAV), typically calculated once a day. ETF Shares, by contrast, cannot be purchased directly from or redeemed directly with the issuing fund by an individual investor. Rather, ETF Shares can only be purchased or redeemed directly from the issuing fund by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), usually in exchange for baskets of securities and not for cash (although some funds issue and redeem Creation Units in exchange for cash or a combination of cash and securities).

An organized secondary trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Individual investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that are subject to change throughout the day based on the supply of and demand for ETF Shares, changes in the prices of the fund's portfolio holdings, and other factors.

The market price of a fund's ETF Shares typically will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of market disruption or extreme market volatility, the difference may become significant.

6

How Do I Buy and Sell Vanguard ETF Shares?

ETF Shares of the Fund are listed for trading on NYSE Arca. You can buy and sell ETF Shares on the secondary market in the same way you buy and sell any other exchange-traded security—through a broker. Your broker may charge a commission to execute a transaction. You will also incur the cost of the "bid-ask spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. Because secondary-market transactions occur at market prices, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares and receive more or less than NAV when you sell those shares. In times of severe market disruption, the bid-ask spread and premiums/discounts can increase significantly. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.

Your ownership of ETF Shares will be shown on the records of the broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for ensuring that you receive income and capital gains distributions, as well as shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

7

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. One cannot invest directly in an index.

The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. Generally, the index sponsor does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the target index or its related data. Errors made by the index sponsor may occur from time to time and may not be identified by the index sponsor for a period of time or at all. Vanguard does not provide any warranty or guarantee against such errors. Therefore, the gains, losses, or costs associated with the index sponsor's errors will generally be borne by the index fund and its shareholders.

An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them. The ability of an index fund to match its performance to that of its target index can also be impacted by, among other things, the timing and size of cash flows and the size of the fund. Market disruptions and regulatory restrictions could also have an adverse effect on a fund's ability to adjust its exposure to the required levels in order to track the index.

Index funds typically have the following characteristics:

•Variety of investments. Index funds generally invest in the securities of a variety of companies and industries.

•Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

•Low cost. Index funds are generally inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity— and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.

8

More on the Fund and ETF Shares

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund's ETF Shares, an exchange-traded class of shares. A separate prospectus offers the Fund's AdmiralTM Shares, which generally have an investment minimum of $3,000. Another prospectus offers the Fund's Institutional Shares and Institutional Plus Shares, which are generally for investors who invest a minimum of $5 million and $100 million, respectively.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.

A Note to Investors

Vanguard ETF Shares can be purchased directly from the issuing Fund only by certain authorized broker-dealers in exchange for a basket of securities (or, in some cases, for cash or a combination of cash and securities). Individual investors generally will not be able to purchase ETF Shares directly from the Fund. Instead, these investors will purchase ETF Shares on the secondary market through a broker.

Plain Talk About Fund Expenses

All funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard FTSE All-World ex-US Index Fund ETF Shares' expense ratio would be 0.08%, or $0.80 per $1,000 of average net assets. The average expense ratio for international stock funds in 2018 was 1.29%, or $12.90 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the fund industry).

9

Plain Talk About Costs of Investing

Costs are an important consideration in choosing an ETF. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days' notice to shareholders.

Market Exposure

The Fund invests mainly in common stocks of companies located in developed and emerging markets around the world, excluding the United States. In seeking to track its target index, the Fund invests in stocks that are predominantly large-cap and, to a lesser extent, mid- and small-cap. Historically, small- and mid-cap stocks have been more volatile in price than—and at times have performed quite differently from—large- cap stocks. The stock prices of small and mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.

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Plain Talk About International Investing

U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar accounting, auditing, legal, tax, and financial reporting standards and practices as U.S. companies and the U.S. government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

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The Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

Security Selection

The Fund attempts to track the investment performance of a benchmark index consisting of common stocks of companies located in developed and emerging markets around the world, excluding the United States. The companies in which the Fund invests will be within the capitalization range of the companies included in the FTSE All-World ex US Index ($258 million to $460 billion as of October 31, 2019). In the future, the Index's market capitalization range may be higher or lower, and the Fund's investments may track a different index. Such changes may occur at any time and without notice to Fund shareholders.

Indexing Strategy. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Depositary receipts. The Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in the component securities. However, the Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts (also sold as participatory notes) of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets in one country but represent shares of issuers domiciled in another country. Generally, the Fund will hold depositary receipts only when the advisor believes that the Fund would benefit from holding the depositary receipt, rather than the underlying component security. For example, the Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or if government regulators place restrictions on the free flow of capital or currency. The Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund's portfolio.

The FTSE All-World ex US Index. The FTSE All-World ex US Index is maintained by FTSE Group (FTSE), a widely known global index provider.

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Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

The Fund may invest, to a limited extent, in equity futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative, in order to maintain the same currency exposure as its target index. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, would not prevent the Fund's securities from falling in value as a result of risks other than unfavorable currency exchange movements. The Fund may use these contracts to gain currency exposure when investing in equity futures and to settle trades in a foreign currency.

Cash Management

The Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.

Methods Used to Meet Redemption Requests

Redemptions of ETF Shares are typically met through a combination of cash and securities held by the Fund; see "How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?" If cash is used to meet redemptions, the Fund typically obtains such cash through positive cash flows or the sale of Fund holdings consistent with the Fund's investment objective and strategy. Please consult the Fund's Statement of Additional Information for further information on redemptions of ETF Shares.

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Under certain circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange- traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Special Risks of Exchange-Traded Shares

ETF Shares are not individually redeemable. They can be redeemed with the issuing Fund at NAV only by certain authorized broker-dealers and only in large blocks known as Creation Units. Consequently, if you want to liquidate some or all of your ETF Shares, you must sell them on the secondary market at prevailing market prices.

The market price of ETF Shares may differ from NAV. Although it is expected that the market price of an ETF Share typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares. These discounts and premiums are likely to be greatest during times of market disruption or extreme market volatility.

Vanguard's website at vanguard.com shows the previous day's closing NAV and closing market price for the Fund's ETF Shares. The website also discloses, in the Premium/Discount Analysis section of the ETF Shares' Price & Performance page, how frequently the Fund's ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

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An active trading market may not exist. Although Vanguard ETF Shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained. Although this could happen at any time, it is more likely to occur during times of severe market disruption. If you attempt to sell your ETF Shares when an active trading market is not functioning, you may have to sell at a significant discount to NAV. In extreme cases, you may not be able to sell your shares at all.

Trading may be halted. Trading of Vanguard ETF Shares on an exchange may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of ETF Shares may also be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

Conversion Privilege

Owners of conventional shares issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

You must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® or with any other brokerage firm. To initiate a conversion of conventional shares to ETF Shares, please contact your broker.

Vanguard Brokerage Services does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege.

Converting conventional shares to ETF Shares is generally accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer,

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Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective NAVs of the two share classes.

Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares can be converted. For example, if you owned 300.25 conventional shares, and this was equivalent in value to 90.75 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares with a value equal to 0.75 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.75 ETF Shares or (2) redeem the 2.481 conventional shares for cash at NAV and deliver that cash to your account. If your broker chose to redeem your conventional shares, you would realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services, all conventional shares for which you request conversion will be converted to ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will not be taxable.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund to ETF Shares:

•The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class to which the shares will be converted.

•Until the conversion process is complete, you will remain fully invested in a fund's conventional shares, and your investment will increase or decrease in value in tandem with the NAV of those shares.

•The conversion transaction is nontaxable except, if applicable, to the very limited extent previously described.

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A precautionary note to investment companies: Vanguard ETF Shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940. Vanguard has obtained an SEC exemptive order that allows registered investment companies to invest in the issuing funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including the requirement to enter into a participation agreement with Vanguard.

Frequent Trading and Market-Timing

Unlike frequent trading of a Vanguard fund's conventional (i.e., not exchange-traded) classes of shares, frequent trading of ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund, they do not harm the fund or its shareholders. Certain broker-dealers are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades typically are effected in kind (i.e., for securities and not for cash), or are assessed a transaction fee when effected in cash, they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent trading. For these reasons, the board of trustees of each fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.

Portfolio Holdings

Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange- traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund's return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

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The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds' marketing costs.

Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of October 31, 2019, Vanguard served as advisor for approximately $4.7 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended October 31, 2019, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.

Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.

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For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.

The managers primarily responsible for the day-to-day management of the Fund are:

Christine D. Franquin, Principal of Vanguard. She has managed investment portfolios since joining Vanguard in 2000 and has co-managed the Fund since 2016. Education: B.A., Universitaire Faculteiten Sint-Ignatuis Antwerpen, Belgium; J.D., University of Liege, Belgium; M.S., Clark University.

Justin E. Hales, CFA, CFP, Portfolio Manager at Vanguard. He has been with Vanguard since 2004, has worked in investment management since 2006, has managed investment portfolios since 2014, and has co-managed the Fund since 2016. Education: B.A., University of Maryland.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

From time to time, the Fund may pay out higher-than-expected distributions. As an index fund, the Fund must adjust its holdings to reflect changes in its target index. In some cases, such changes may force an index fund to sell securities that have appreciated in value, thereby realizing a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, a substantial change in the market capitalization of the issuer, or the movement of a country from emerging market to developed market status.

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Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Reinvestment of Distributions

In order to reinvest dividend and capital gains distributions, investors in the Fund's ETF Shares must hold their shares at a broker that offers a reinvestment service. This can be the broker's own service or a service made available by a third party, such as the broker's outside clearing firm or the DTC. If a reinvestment service is available, distributions of income and capital gains can automatically be reinvested in additional whole and fractional ETF Shares of the Fund. If a reinvestment service is not available, investors will receive their distributions in cash. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

As with all exchange-traded funds, reinvestment of dividend and capital gains distributions in additional ETF Shares will occur four business days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of the Fund's shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund's income, gains, and losses.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

•Distributions are taxable to you whether or not you reinvest these amounts in additional ETF Shares.

•Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

•Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding- period requirements with respect to your ETF Shares, you may be eligible for reduced tax rates on "qualified dividend income,"if any, distributed by the Fund.

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•Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned ETF Shares.

•Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

•A sale of ETF Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on "net investment income." Net investment income takes into account distributions paid by the Fund and capital gains from any sale of ETF Shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale of ETF Shares, may be subject to state and local income taxes.

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Share Price and Market Price

Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund's assets may be

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affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Remember: If you buy or sell ETF Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your ETF Shares in Creation Unit blocks (an option available only to certain authorized broker-dealers) or if you convert your conventional fund shares to ETF Shares.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

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Vanguard's website will show the previous day's closing NAV and closing market price for the Fund's ETF Shares.

Additional Information

		Vanguard	CUSIP
	Inception Date	Fund Number	Number

FTSE All-World ex-US Index Fund

ETF Shares	3/2/2007	991	922042775

Certain affiliates of the Fund and the advisor may purchase and resell ETF Shares pursuant to the prospectus.

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Financial Highlights

Financial highlights information is intended to help you understand a fund's performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund's most recent annual report to shareholders. You may obtain a free copy of a fund's latest annual or semiannual report, which is available upon request.

FTSE All-World ex-US Index Fund ETF Shares

			Year Ended October 31,
For a Share Outstanding Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$47.79	$53.65	$44.60	$45.41	$49.17

Investment Operations

Net Investment Income	1.6291	1.5571	1.3791	1.304	1.335

Net Realized and Unrealized Gain (Loss) on
Investments	3.692	(5.911)	9.038	(.846)	(3.769)
Total from Investment Operations	5.321	(4.354)	10.417	.458	(2.434)

Distributions

Dividends from Net Investment Income	(1.531)	(1.506)	(1.367)	(1.268)	(1.326)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(1.531)	(1.506)	(1.367)	(1.268)	(1.326)

Net Asset Value, End of Period	$51.58	$47.79	$53.65	$44.60	$45.41

Total Return	11.42%	–8.37%	23.73%	1.17%	–5.05%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$24,652	$21,348	$21,640	$13,983	$13,525

Ratio of Total Expenses to Average Net Assets	0.08%	0.09%	0.11%	0.11%	0.13%

Ratio of Net Investment Income to
Average Net Assets	3.30%	2.91%	2.82%	3.01%	2.83%

Portfolio Turnover Rate2	4%	6%	4%	5%	3%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

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CFA® is a registered trademark owned by CFA Institute.

London Stock Exchange Group companies include FTSE International Limited ("FTSE"), Frank Russell Company ("Russell"), MTS Next Limited ("MTS"), and FTSE TMX Global Debt Capital Markets Inc. ("FTSE TMX"). All rights reserved. "FTSE®", "Russell®", "MTS®", "FTSE TMX®" and "FTSE Russell" and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under licence. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies' index values and the use of their indexes to create financial products require a licence with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

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Glossary of Investment Terms

Authorized Participant. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the issuing fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund's Distributor.

Bid-Ask Spread. The difference between the price a dealer is willing to pay for a security (the bid price) and the somewhat higher price at which the dealer is willing to sell the same security (the ask price).

Capital Gains Distributions. Payments to fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation.

Creation Unit. A large block of a specified number of ETF Shares. Certain broker- dealers known as "Authorized Participants" may purchase and redeem ETF Shares from the issuing fund in Creation Unit size blocks.

Dividend Distributions. Payments to fund shareholders of income from interest or dividends generated by a fund's investments.

Ex-Dividend Date. The date when a distribution of dividends and/or capital gains is deducted from the share price of a mutual fund, ETF, or stock. On the ex-dividend date, the share price drops by the amount of the distribution per share (plus or minus any market activity).

Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

FTSE All-World ex US Fair Value Index. An index that measures returns of the FTSE All-World ex US Index, adjusted to reflect price changes for index securities in markets that have closed prior to the close of the U.S. stock market. Fair value prices and foreign exchange rates as of 4 p.m., Eastern time, are used in the calculation. The FTSE All-World ex US Fair Value Index uses tax rates based on the withholding tax rates applicable to dividends received by a regulated investment company (mutual fund) domiciled in the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a fund attempts to track—rather than outperform—a specified market benchmark, or "index."

26

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund's board of trustees and renegotiation with the lender syndicate on an annual basis.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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Institutional Division

P.O. Box 2900

Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard FTSE All-World ex-US ETF, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund's ETF Shares and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about Vanguard ETF Shares, please visit vanguard.com or contact us as follows:

The Vanguard Group

Institutional Investor Information

P.O. Box 2900

Valley Forge, PA 19482-2900

Telephone: 866-499-8473

Information Provided by the Securities and Exchange Commission (SEC)

Reports and other information about the Fund are available in the EDGAR database on the SEC's website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.

Fund's Investment Company Act file number: 811-05972

© 2020 The Vanguard Group, Inc. All rights reserved.

U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

Vanguard Marketing Corporation, Distributor.

P 991 022020

Vanguard FTSE All-World ex-US Index Fund

Prospectus

February 27, 2020

Institutional Shares & Institutional Plus Shares

Vanguard FTSE All-World ex-US Index Fund Institutional Shares (VFWSX) Vanguard FTSE All-World ex-US Index Fund Institutional Plus Shares (VFWPX)

See the inside front cover for important information about access to your fund's annual and semiannual shareholder reports.

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2019.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund's annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Fund Summary	1	Investing With Vanguard	23
Investing in Index Funds	7	Purchasing Shares	23

More on the Fund	8	Converting Shares	26

The Fund and Vanguard	15	Redeeming Shares	27

Investment Advisor	15	Exchanging Shares	31

Dividends, Capital Gains, and Taxes	16	Frequent-Trading Limitations	31

Share Price	19	Other Rules You Should Know	33

Financial Highlights	21	Fund and Account Updates	37

		Employer-Sponsored Plans	38

		Contacting Vanguard	39

		Additional Information	40

		Glossary of Investment Terms	41

Fund Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets outside of the United States.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares or Institutional Plus Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

	Institutional	Institutional Plus
	Shares	Shares

Sales Charge (Load) Imposed on Purchases	None	None

Purchase Fee	None	None

Sales Charge (Load) Imposed on Reinvested Dividends	None	None

Redemption Fee	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Institutional Plus
	Shares	Shares

Management Fees	0.07%	0.05%

12b-1 Distribution Fee	None	None

Other Expenses	0.01%	0.01%

Total Annual Fund Operating Expenses	0.08%	0.06%

1

Examples

The following examples are intended to help you compare the cost of investing in the Fund's Institutional Shares or Institutional Plus Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$8	$26	$45	$103

Institutional Plus Shares	$6	$19	$34	$77

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the FTSE All-World ex US Index, a float-adjusted, market- capitalization-weighted index designed to measure equity market performance of international markets, excluding the United States. As of October 31, 2019, the Index included 3,333 stocks of companies located in 48 markets, including both developed and emerging markets. As of October 31, 2019, the largest markets covered in the Index were Japan, the United Kingdom, China, and France (which made up approximately 17%, 11%, 8%, and 7%, respectively, of the Index's market capitalization). The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

2

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

•Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

•Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

•Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

3

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and a comparative index, which have investment characteristics similar to those of the Fund. Returns for the FTSE Indexes shown are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard FTSE All-World ex-US Index Fund Institutional Shares

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
60%

40%			18.57	14.52				27.26		21.60
20%	11.93						4.77
0%

-20%					-4.03	-4.64
		-14.21							-13.94

-40%
-60%

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.78% (quarter ended September 30, 2010), and the lowest return for a quarter was –21.20% (quarter ended September 30, 2011).

4

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Vanguard FTSE All-World ex-US Index Fund Institutional Shares

Return Before Taxes	21.60%	5.88%	5.23%

Return After Taxes on Distributions	20.66	5.12	4.54

Return After Taxes on Distributions and Sale of Fund Shares	13.38	4.48	4.08

Comparative Indexes
(reflect no deduction for fees or expenses)

FTSE All-World ex US Index	21.81%	5.83%	5.29%

FTSE All-World ex US Fair Value Index	21.63	—	—

			Since
			Inception
			(Dec. 16,
	1 Year	5 Years	2010)

Vanguard FTSE All-World ex-US Index Fund Institutional Plus Shares

Return Before Taxes	21.63%	5.90%	4.76%

Comparative Indexes
(reflect no deduction for fees or expenses)

FTSE All-World ex US Index	21.81%	5.83%	4.86%

FTSE All-World ex US Fair Value Index	21.63	—	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax- deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

5

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Christine D. Franquin, Principal of Vanguard. She has co-managed the Fund since 2016.

Justin E. Hales, CFA, CFP, Portfolio Manager at Vanguard. He has co-managed the Fund since 2016.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Institutional Shares or Institutional Plus Shares is

$5 million or $100 million, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer- sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

6

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. One cannot invest directly in an index.

The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. Generally, the index sponsor does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the target index or its related data. Errors made by the index sponsor may occur from time to time and may not be identified by the index sponsor for a period of time or at all. Vanguard does not provide any warranty or guarantee against such errors. Therefore, the gains, losses, or costs associated with the index sponsor's errors will generally be borne by the index fund and its shareholders.

An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them. The ability of an index fund to match its performance to that of its target index can also be impacted by, among other things, the timing and size of cash flows and the size of the fund. Market disruptions and regulatory restrictions could also have an adverse effect on a fund's ability to adjust its exposure to the required levels in order to track the index.

Index funds typically have the following characteristics:

•Variety of investments. Index funds generally invest in the securities of a variety of companies and industries.

•Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

•Low cost. Index funds are generally inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity— and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.

7

More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund's Institutional Shares and Institutional Plus Shares, which are generally for investors who invest a minimum of $5 million and $100 million, respectively. A separate prospectus offers the Fund's Admiral™ Shares, which generally have an investment minimum of $3,000. In addition, the Fund issues ETF Shares (an exchange-traded class of shares), which are also offered through a separate prospectus.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard FTSE All-World ex-US Index Fund's expense ratios would be as follows: for Institutional Shares, 0.08%, or $0.80 per $1,000 of average net assets; for Institutional Plus Shares, 0.06%, or $0.60 per $1,000 of average net assets. The average expense ratio for international stock funds in 2018 was 1.29%, or $12.90 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

8

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days' notice to shareholders.

Market Exposure

The Fund invests mainly in common stocks of companies located in developed and emerging markets around the world, excluding the United States. In seeking to track its target index, the Fund invests in stocks that are predominantly large-cap and, to a lesser extent, mid- and small-cap. Historically, small- and mid-cap stocks have been more volatile in price than—and at times have performed quite differently from—large- cap stocks. The stock prices of small and mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.

9

Plain Talk About International Investing

U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar accounting, auditing, legal, tax, and financial reporting standards and practices as U.S. companies and the U.S. government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

10

The Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

Security Selection

The Fund attempts to track the investment performance of a benchmark index consisting of common stocks of companies located in developed and emerging markets around the world, excluding the United States. The companies in which the Fund invests will be within the capitalization range of the companies included in the FTSE All-World ex US Index ($258 million to $460 billion as of October 31, 2019). In the future, the Index's market capitalization range may be higher or lower, and the Fund's investments may track a different index. Such changes may occur at any time and without notice to Fund shareholders.

Indexing Strategy. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Depositary receipts. The Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in the component securities. However, the Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts (also sold as participatory notes) of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets in one country but represent shares of issuers domiciled in another country. Generally, the Fund will hold depositary receipts only when the advisor believes that the Fund would benefit from holding the depositary receipt, rather than the underlying component security. For example, the Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or if government regulators place restrictions on the free flow of capital or currency. The Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund's portfolio.

The FTSE All-World ex US Index. The FTSE All-World ex US Index is maintained by FTSE Group (FTSE), a widely known global index provider.

11

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

The Fund may invest, to a limited extent, in equity futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative, in order to maintain the same currency exposure as its target index. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, would not prevent the Fund's securities from falling in value as a result of risks other than unfavorable currency exchange movements. The Fund may use these contracts to gain currency exposure when investing in equity futures and to settle trades in a foreign currency.

Cash Management

The Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund's holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see "Potentially disruptive redemptions" under Redeeming Shares in the Investing With Vanguard section.

12

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor's transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see "Emergency circumstances" under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange- traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation- Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short- term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs

13

associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

•Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund's operation or performance.

•Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

•Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange- traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund's return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

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The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds' marketing costs.

Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of October 31, 2019, Vanguard served as advisor for approximately $4.7 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended October 31, 2019, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.

Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.

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For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.

The managers primarily responsible for the day-to-day management of the Fund are:

Christine D. Franquin, Principal of Vanguard. She has managed investment portfolios since joining Vanguard in 2000 and has co-managed the Fund since 2016. Education: B.A., Universitaire Faculteiten Sint-Ignatuis Antwerpen, Belgium; J.D., University of Liege, Belgium; M.S., Clark University.

Justin E. Hales, CFA, CFP, Portfolio Manager at Vanguard. He has been with Vanguard since 2004, has worked in investment management since 2006, has managed investment portfolios since 2014, and has co-managed the Fund since 2016. Education: B.A., University of Maryland.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

From time to time, the Fund may pay out higher-than-expected distributions. As an index fund, the Fund must adjust its holdings to reflect changes in its target index. In some cases, such changes may force an index fund to sell securities that have appreciated in value, thereby realizing a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, a substantial change in the market capitalization of the issuer, or the movement of a country from emerging market to developed market status.

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Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

•Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

•Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

•Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding- period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on "qualified dividend income,"if any, distributed by the Fund.

•Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

•Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

•A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

•Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

•Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on "net investment income." Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

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Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund's distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

•Provide your correct taxpayer identification number.

•Certify that the taxpayer identification number is correct.

•Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any

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investments in Vanguard U.S. funds. Foreign investors should visit the non-U.S. investors page on our website at vanguard.com for information on Vanguard's non- U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

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A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

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Financial Highlights

Financial highlights information is intended to help you understand a fund's performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund's most recent annual report to shareholders. You may obtain a free copy of a fund's latest annual or semiannual report, which is available upon request.

FTSE All-World ex-US Index Fund Institutional Shares

			Year Ended October 31,
For a Share Outstanding Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$94.16	$105.72	$87.88	$89.48	$96.89

Investment Operations

Net Investment Income	3.2241	3.0461	2.7031	2.577	2.651

Net Realized and Unrealized Gain (Loss)
on Investments	7.271	(11.621)	17.838	(1.669)	(7.429)

Total from Investment Operations	10.495	(8.575)	20.541	.908	(4.778)

Distributions

Dividends from Net Investment Income	(3.015)	(2.985)	(2.701)	(2.508)	(2.632)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(3.015)	(2.985)	(2.701)	(2.508)	(2.632)

Net Asset Value, End of Period	$101.64	$94.16	$105.72	$87.88	$89.48

Total Return	11.42%	–8.35%	23.74%	1.15%	–5.03%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$4,991	$4,719	$5,532	$4,424	$4,501

Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.10%	0.10%	0.11%

Ratio of Net Investment Income to Average
Net Assets	3.31%	2.92%	2.83%	3.02%	2.85%

Portfolio Turnover Rate2	4%	6%	4%	5%	3%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

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FTSE All-World ex-US Index Fund Institutional Plus Shares

Year Ended October 31,

For a Share Outstanding Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$99.71	$111.96	$93.06	$94.75	$102.60

Investment Operations

Net Investment Income	3.4031	3.3361	2.8631	2.754	2.829

Net Realized and Unrealized Gain (Loss)
on Investments	7.725	(12.397)	18.928	(1.767)	(7.869)
Total from Investment Operations	11.128	(9.061)	21.791	.987	(5.040)

Distributions

Dividends from Net Investment Income	(3.208)	(3.189)	(2.891)	(2.677)	(2.810)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(3.208)	(3.189)	(2.891)	(2.677)	(2.810)

Net Asset Value, End of Period	$107.63	$99.71	$111.96	$93.06	$94.75

Total Return	11.43%	–8.33%	23.79%	1.18%	–5.01%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$2,793	$2,588	$2,731	$2,222	$2,628

Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.07%	0.07%	0.09%

Ratio of Net Investment Income to Average
Net Assets	3.30%	2.94%	2.86%	3.05%	2.87%

Portfolio Turnover Rate2	4%	6%	4%	5%	3%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

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Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to "you" in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Institutional Shares and Institutional Plus Shares

To open and maintain an account. Institutional Shares—$5 million; Institutional Plus Shares—$100 million. If you request Institutional Shares or Institutional Plus Shares when you open a new account but the investment amount does not meet the account minimum for the requested share class, your investment will be placed in another share class of the Fund, as appropriate.

Certain Vanguard institutional clients may meet the minimum investment amount by aggregating separate accounts within the same Fund. This aggregation policy does not apply to financial intermediaries.

Vanguard may charge additional recordkeeping fees for institutional clients whose accounts are recordkept by Vanguard. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your account.

To add to an existing account. Generally $1.

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How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.

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Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. See Share Price.

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler's checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including,

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but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund's operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. See Share Price.

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions to Institutional Shares or Institutional Plus Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares or Institutional Plus Shares of the Fund, provided that your account meets all eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares or Institutional Plus Shares will not be automatically converted.

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Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm.

Vanguard Brokerage Services does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.

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How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.

Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. See Share Price.

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

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•Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

•Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see "Potentially disruptive redemptions" and "Emergency circumstances."

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

29

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard's policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

30

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation- Protected Securities Index Fund) limits an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

•Purchases of shares with reinvested dividend or capital gains distributions.

•Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

•Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, and Vanguard Digital AdvisorTM.

31

•Redemptions of shares to pay fund or account fees.

•Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).

•Transfers and reregistrations of shares within the same fund.

•Purchases of shares by asset transfer or direct rollover.

•Conversions of shares from one share class to another in the same fund.

•Checkwriting redemptions.

•Section 529 college savings plans.

•Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent- trading limitations do not apply to:

•Purchases of shares with participant payroll or employer contributions or loan repayments.

•Purchases of shares with reinvested dividend or capital gains distributions.

•Distributions, loans, and in-service withdrawals from a plan.

•Redemptions of shares as part of a plan termination or at the direction of the plan.

•Transactions executed through the Vanguard Managed Account Program.

•Redemptions of shares to pay fund or account fees.

•Share or asset transfers or rollovers.

•Reregistrations of shares.

•Conversions of shares from one share class to another in the same fund.

•Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

*The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 30-day policy

32

previously described, prohibiting a client's purchases of fund shares, and/or revoking the client's exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary's clients. Intermediaries also may monitor their clients' trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent- trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department by telephone or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under "Account Maintenance." You can revoke your electronic consent at any time

33

through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard's automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

•Authorization to act on the account (as the account owner or by legal documentation or other means).

•Account registration and address.

•Fund name and account number, if applicable.

•Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions:

•Are provided by the person(s) authorized in accordance with Vanguard's policies and procedures to access the account and request transactions.

•Include the fund name and account number.

•Include the amount of the transaction (stated in dollars, shares, or percentage). Written instructions also must generally be provided on a Vanguard form and include:

•Signature(s) and date from the authorized person(s).

•Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)

•Any supporting documentation that may be required.

Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

34

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.

Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state's abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state's abandoned property law, subject to potential federal or state withholding taxes.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a

35

commission on purchases of mutual fund shares made through a financial intermediary.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Low-Balance Accounts

The Fund reserves the right to convert an investor's Institutional Shares or Institutional Plus Shares to another share class, as appropriate, if the investor's fund account balance falls below the account minimum for any reason, including market fluctuation. Any such conversion will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.

Account Restrictions

Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.

36

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard FTSE All-World ex-US Index Fund twice a year, in June and December.

37

These reports include overviews of the financial markets and provide the following specific Fund information:

•Performance assessments and comparisons with industry benchmarks.

•Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

•If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

•If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

•Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan's recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

38

Contacting Vanguard

Web

Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone

Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week

Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)

For fund and service information For literature requests

Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)

Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)

For information and services for participants in employer- sponsored plans

Institutional Division	For information and services for large institutional investors
888-809-8102

Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies

Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

39

Additional Information

		Newspaper	Vanguard
	Inception Date	Abbreviation	Fund Number CUSIP Number

FTSE All-World ex-US Index Fund

Institutional Shares	4/30/2007	FTAlWldIst	881	922042783

Institutional Plus Shares	12/16/2010	FTAlWdInPl	1866	922042635

CFA® is a registered trademark owned by CFA Institute.

London Stock Exchange Group companies include FTSE International Limited ("FTSE"), Frank Russell Company ("Russell"), MTS Next Limited ("MTS"), and FTSE TMX Global Debt Capital Markets Inc. ("FTSE TMX"). All rights reserved. "FTSE®", "Russell®", "MTS®", "FTSE TMX®" and "FTSE Russell" and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under licence. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies' index values and the use of their indexes to create financial products require a licence with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

40

Glossary of Investment Terms

Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation.

Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

FTSE All-World ex US Fair Value Index. An index that measures returns of the FTSE All-World ex US Index, adjusted to reflect price changes for index securities in markets that have closed prior to the close of the U.S. stock market. Fair value prices and foreign exchange rates as of 4 p.m., Eastern time, are used in the calculation. The FTSE All-World ex US Fair Value Index uses tax rates based on the withholding tax rates applicable to dividends received by a regulated investment company (mutual fund) domiciled in the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track— rather than outperform—a specified market benchmark, or "index."

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund's board of trustees and renegotiation with the lender syndicate on an annual basis.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.

Securities. Stocks, bonds, money market instruments, and other investments.

41

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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Institutional Division

P.O. Box 2900

Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard FTSE All-World ex-US Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group

Investor Information Department P.O. Box 2900

Valley Forge, PA 19482-2900

Telephone: 800-662-7447; Text telephone for people

with hearing impairment: 800-749-7273

If you are a client of Vanguard's Institutional Division: The Vanguard Group

Institutional Investor Information Department P.O. Box 2900

Valley Forge, PA 19482-2900

Telephone: 888-809-8102; Text telephone for people

with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department

Telephone: 800-662-2739; Text telephone for people

with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

Reports and other information about the Fund are available in the EDGAR database on the SEC's website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.

Fund's Investment Company Act file number: 811-05972

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

I 881 022020

Vanguard Global ex-U.S. Real Estate Index Fund Prospectus

February 27, 2020

Admiral™ Shares

Vanguard Global ex-U.S. Real Estate Index Fund Admiral Shares (VGRLX)

See the inside front cover for important information about access to your fund's annual and semiannual shareholder reports.

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2019.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund's annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Fund Summary	1	Investing With Vanguard	22
Investing in Index Funds	6	Purchasing Shares	22

More on the Fund	7	Converting Shares	25

The Fund and Vanguard	15	Redeeming Shares	27

Investment Advisor	15	Exchanging Shares	31

Dividends, Capital Gains, and Taxes	16	Frequent-Trading Limitations	32

Share Price	19	Other Rules You Should Know	34

Financial Highlights	21	Fund and Account Updates	37

		Employer-Sponsored Plans	39

		Contacting Vanguard	40

		Additional Information	41

		Glossary of Investment Terms	42

Fund Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of international real estate stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	0.25%

Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	0.25%

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.10%
12b-1 Distribution Fee	None

Other Expenses	0.02%

Total Annual Fund Operating Expenses	0.12%

Examples

The following examples are intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. The first example assumes that the shares provide a return of 5% each year, that total annual fund operating expenses remain as stated in the preceding table, and that you were to redeem your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$92	$124	$219

1

You would pay the following expenses if you did not redeem your shares (the difference being that the Fund's 0.25% redemption fee would not apply to any of the following periods, as it would to those in the preceding example):

1 Year	3 Years	5 Years	10 Years
$37	$64	$93	$178

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the S&P Global ex-U.S. Property Index, a float-adjusted, market- capitalization-weighted index that measures the equity market performance of international real estate stocks in both developed and emerging markets. The Index is composed of stocks of publicly traded equity real estate investment trusts (known as REITs) and certain real estate management and development companies (REMDs). The Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Industry concentration risk, which is the chance that real estate stocks will decline because of adverse developments affecting the real estate industry and real property values. Because the Fund concentrates its assets in real estate stocks, industry concentration risk is high. The real estate industry can be adversely affected by, among other things, the value of securities of issuers in the real estate industry, including REITs and REMDs, and changes in real estate values and rental income, property taxes, interest rates, and demographics.

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•Investment style risk, which is the chance that returns from real estate securities— which frequently are small- or mid-capitalization stocks—will trail returns from global stock markets. Historically, real estate securities have performed quite differently from the global stock markets.

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. The Fund's target index may, at times, become focused in stocks of a limited number of companies, which could cause the Fund to underperform the global stock markets.

•Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

•Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

•Derivatives risk. The Fund may invest in derivatives, which may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares (including annual fund operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. If applicable shareholder fees were reflected, returns would be less than those shown in the bar chart. The table shows how the average annual total returns of the Admiral Shares (including annual fund operating expenses and any applicable shareholder fees) compare with those of the Fund's target index, which has investment characteristics similar to those of the Fund. The Fund's Signal Shares were renamed Admiral Shares on October 16, 2013. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will

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perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Global ex-U.S. Real Estate Index Fund Admiral Shares

2012		2013	2014	2015	2016	2017	2018	2019
60%	41.67

40%
						26.50		21.27

20%
		3.33	2.70		1.73

0%

				-1.33
-20%							-9.48

-40%

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.69% (quarter ended March 31, 2012), and the lowest return for a quarter was –8.07% (quarter ended December 31, 2016).

Average Annual Total Returns for Periods Ended December 31, 2019

			Since
			Inception
			(Feb. 10,
	1 Year	5 Years	2011)

Vanguard Global ex-U.S. Real Estate Index Fund Admiral Shares

Return Before Taxes	20.69%	6.77%	6.67%

Return After Taxes on Distributions	17.38	4.96	5.01

Return After Taxes on Distributions and Sale of Fund Shares	12.48	4.54	4.60

S&P Global ex-U.S. Property Index
(reflects no deduction for fees, expenses, or taxes)	21.17%	6.38%	6.41%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

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Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Justin E. Hales, CFA, CFP, Portfolio Manager at Vanguard. He has co-managed the Fund since 2015.

Michael Perre, Principal of Vanguard. He has co-managed the Fund since 2015.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Admiral Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. One cannot invest directly in an index.

The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. Generally, the index sponsor does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the target index or its related data. Errors made by the index sponsor may occur from time to time and may not be identified by the index sponsor for a period of time or at all. Vanguard does not provide any warranty or guarantee against such errors. Therefore, the gains, losses, or costs associated with the index sponsor's errors will generally be borne by the index fund and its shareholders.

An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them. The ability of an index fund to match its performance to that of its target index can also be impacted by, among other things, the timing and size of cash flows and the size of the fund. Market disruptions and regulatory restrictions could also have an adverse effect on a fund's ability to adjust its exposure to the required levels in order to track the index.

Index funds typically have the following characteristics:

•Variety of investments. Index funds generally invest in the securities of a variety of companies and industries.

•Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

•Low cost. Index funds are generally inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity— and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.

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More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund's Admiral Shares. A separate prospectus offers the Fund's Institutional Shares, which are generally for investors who invest a minimum of $5 million. In addition, the Fund issues ETF Shares (an exchange-traded class of shares), which are also offered through a separate prospectus.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Global ex-U.S. Real Estate Index Fund Admiral Shares' expense ratio would be 0.12%, or $1.20 per $1,000 of average net assets. The average expense ratio for international real estate funds in 2018 was 1.26%, or $12.60 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

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Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days' notice to shareholders.

Market Exposure

The Fund invests in stocks of publicly traded international equity real estate investment trusts and real estate management and development companies in both developed and emerging markets.

Plain Talk About REITs and REMDs

Rather than directly owning properties—which can be costly and difficult to convert into cash when needed—some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties. REITs also offer the potential for higher income than an investment in common stocks would provide. As with any investment in real estate, however, a REIT's performance depends on specific factors, such as the company's ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.

Real estate management and development companies (REMDs) include companies engaged in real estate development, management, and rental and/or direct investment in physical property.

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The Fund is subject to industry concentration risk, which is the chance that real estate stocks will decline because of adverse developments affecting the real estate industry and real property values. Because the Fund concentrates its assets in real estate stocks, industry concentration risk is high.

The Fund is subject to investment style risk, which is the chance that returns from real estate securities—which frequently are small- or mid-capitalization stocks—will trail returns from global stock markets. Historically, real estate securities have performed quite differently from the global stock markets.

Because of its emphasis on real estate stocks, the Fund's performance may at times be linked to the ups and downs of the real estate market. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of a country as well as different regions, and the strength of specific industries that rent properties. Ultimately, the performance of an individual REIT or REMD company depends on the types and locations of the properties it owns and on how well it manages those properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. In addition, many real estate issuers, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect the issuer's operations and market value in periods of rising interest rates.

Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company's outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. Securities in the S&P Global ex-U.S. Property Index span the capitalization spectrum, although many REITs and other real estate-related issuers tend to be small to mid-size issuers in relation to the equity markets as a whole.

The stock prices of small and mid-size companies tend to experience greater volatility because, among other things, smaller companies often have fewer customers, financial resources, and products compared to larger firms. Such characteristics can make small and mid-size companies more sensitive to changing economic conditions. The Fund is subject to additional risk because of the concentration of its investments in the real estate sector. This focus on a single sector may result in more risk than that of a more diversified, multisector portfolio.

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The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. The Fund's target index may, at times, become focused in stocks of a limited number of companies, which could cause the Fund to underperform the global stock markets.

The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

Plain Talk About International Investing

U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar accounting, auditing, legal, tax, and financial reporting standards and practices as U.S. companies and the U.S. government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

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Security Selection

The Fund employs an indexing investment approach designed to track the performance of its target index, the S&P Global ex-U.S. Property Index.

The Fund attempts to hold each stock contained in the S&P Global ex-U.S. Property Index in roughly the same proportion as represented in the Index itself. For example, if 5% of the S&P Global ex-U.S. Property Index were made up of a specific real estate security, the Fund would invest approximately the same percentage of its assets in that stock.

The S&P Global ex-U.S. Property Index consists of more than 628 securities in

42 markets. The Index includes companies that derive more than 60% of their revenue from real estate-related activities. Real estate agents, brokers, appraisers, and companies that build residential units for sale to homeowners are excluded from the Index. Developed and emerging markets account for approximately 80% and 20%, respectively, of the Index. Most of the emerging markets exposure (approximately 85% as of October 31, 2019) consists of REMD securities. As of October 31, 2019, the largest markets covered in the Index were Japan, China, Hong Kong, Australia, the United Kingdom, and Germany (which made up approximately 24%, 10%, 10%, 8%, 7%, and 6%, respectively, of the Index's market capitalization). As of October 31, 2019, large-, mid-, and small-cap stocks accounted for approximately 37%, 45%, and 18%, respectively, of the Index.

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

In addition to investing in international real estate securities, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

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Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives—such as exchange- traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange- traded derivatives—such as certain swap agreements—tend to be more specialized or complex and may be more difficult to accurately value.

Cash Management

The Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund's holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see "Potentially disruptive redemptions" under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor's transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see "Emergency circumstances" under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

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Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange- traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Purchase and Redemption Fees

The Fund charges a 0.25% fee on all purchases of its shares, including shares that you purchase by exchange from another Vanguard fund. In addition, the Fund charges a 0.25% fee on redemptions of its shares. The fee applies if you redeem shares by selling or by exchanging to another Vanguard fund or if Vanguard liquidates your Fund account because the balance falls below the account minimum for any reason, including market fluctuation.

Unlike a sales charge or a load paid to a broker or a fund management company, purchase and redemption fees are paid directly to the Fund to offset the costs of buying and selling securities.

See Investing With Vanguard for more information about fees.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation- Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short- term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and

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discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

•Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund's operation or performance.

•Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

•Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange- traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund's return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

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The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds' marketing costs.

Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of October 31, 2019, Vanguard served as advisor for approximately $4.7 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended October 31, 2019, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.

Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.

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For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.

The managers primarily responsible for the day-to-day management of the Fund are:

Justin E. Hales, CFA, CFP, Portfolio Manager at Vanguard. He has been with Vanguard since 2004, has worked in investment management since 2006, has managed investment portfolios since 2014, and has co-managed the Fund since 2015. Education: B.A., University of Maryland.

Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990, has managed investment portfolios since 1999, and has co-managed the Fund since 2015. Education: B.A., Saint Joseph's University; M.B.A., Villanova University.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

Each March, June, September, and December, the Fund pays out to shareholders virtually all of the distributions it receives from its international real estate investments, less expenses. Distributions may include income and short-term or long- term capital gains. The Fund may also realize capital gains on the sale of its international real estate investments. Distributions of these gains, if any, generally are included in the December distribution. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

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Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

•Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

•Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

•Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding- period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on "qualified dividend income,"if any, distributed by the Fund.

•Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

•Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

•A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

•Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

•Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on "net investment income." Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

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Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund's distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

•Provide your correct taxpayer identification number.

•Certify that the taxpayer identification number is correct.

•Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

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Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the non-U.S. investors page on our website at vanguard.com for information on Vanguard's non-U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

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The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

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Financial Highlights

Financial highlights information is intended to help you understand a fund's performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund's most recent annual report to shareholders. You may obtain a free copy of a fund's latest annual or semiannual report, which is available upon request.

Global ex-U.S. Real Estate Index Fund Admiral Shares

Year Ended October 31,

For a Share Outstanding Throughout Each Period	2019	2018	2017		2016		2015
Net Asset Value, Beginning of Period	$32.11	$36.05	$32.33		$32.47		$34.27

Investment Operations

Net Investment Income	1.2361	1.6201	1.141	1	1.058	1	1.090

Net Realized and Unrealized Gain (Loss)
on Investments	4.828	(3.784)	3.844		(.139)		(1.673)

Total from Investment Operations	6.064	(2.164)	4.985		.919		(.583)

Distributions

Dividends from Net Investment Income	(1.334)	(1.776)	(1.265)		(1.059)		(1.217)

Distributions from Realized Capital Gains	—	—	—		—		—

Total Distributions	(1.334)	(1.776)	(1.265)		(1.059)		(1.217)

Net Asset Value, End of Period	$36.84	$32.11	$36.05		$32.33		$32.47

Total Return2	19.46%	–6.43%	16.15%		2.91%		–1.66%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$617	$475	$453		$373		$349

Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.14%		0.15%		0.18%

Ratio of Net Investment Income to
Average Net Assets	3.55%	4.51%	3.44%		3.30%		3.15%

Portfolio Turnover Rate3	7%	7%	6%		7%		12%

1 Calculated based on average shares outstanding.

2 Total returns do not include transaction fees that may have applied in the periods shown.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

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Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to "you" in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Admiral Shares

To open and maintain an account. $3,000. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

To add to an existing account. Generally $1.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

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Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard— 1758).

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. See Share Price.

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For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Purchase Fee

The Fund charges a purchase fee of 0.25% on all share purchases, including shares purchased by exchange from another Vanguard fund. The purchase fee is deducted from the amount of each new purchase and is paid directly to the Fund to offset the cost of buying securities.

Purchase fees will not apply to Vanguard fund account purchases in the following circumstances: (1) purchases of shares through reinvested dividends or capital gains distributions; (2) share transfers, rollovers, or reregistrations within the same fund; (3) conversions of shares from one share class to another in the same fund;

(4)purchases in kind; and (5) share rollovers to an IRA within the same Vanguard fund for plans in which Vanguard serves as a recordkeeper.

Other Purchase Rules You Should Know

Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.

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Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler's checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund's operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. See Share Price.

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For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions to Institutional Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares of the Fund, provided that your account meets all Institutional Shares' eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.

Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm.

Vanguard Brokerage Services does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may

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result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.

Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.

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By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. See Share Price.

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

•Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

•Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

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If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see "Potentially disruptive redemptions" and "Emergency circumstances."

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Redemption Fee

The Fund charges a 0.25% redemption fee. The fee applies if you redeem shares by selling or by exchanging to another Vanguard fund or if Vanguard liquidates your Fund account because the balance falls below the account minimum for any reason, including market fluctuation. The fee is withheld from redemption proceeds and is paid directly to the Fund.

Redemption fees will not apply to Vanguard fund account redemptions in the following circumstances: (1) redemptions of shares to pay fund or account fees; redemptions of shares to revoke an IRA within the period of time set forth in the Vanguard Traditional IRA, SEP-IRA, and Roth IRA Disclosure Statement; redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Vanguard Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans); and redemptions from Section 529 college savings plans; (2) share transfers, rollovers, or reregistrations within the same fund; (3) conversions of shares from one share class to another in the same fund; (4) redemptions in kind; and (5) for a one-year period, share rollovers to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper.*

Also, participants in employer-sponsored defined contribution plans* will not incur redemption fees for the following: exchanges of shares purchased with participant payroll or employer contributions; exchanges of shares purchased with reinvested dividend or capital gains distributions; distributions, loans, and in-service withdrawals

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from a plan; redemptions or transfers of shares as part of a plan termination or at the direction of the plan; and direct rollovers into IRAs.

Participants will incur redemption fees if, after making an exchange, a transfer, or a rollover into a fund with a redemption fee, the participant makes a subsequent exchange out of that fund.

If Vanguard does not serve as recordkeeper for your plan, redemption fees may be applied differently. Please read your recordkeeper's plan materials carefully to learn of any other rules or fees that may apply. Also see Frequent-Trading Limitations— Accounts Held by Intermediaries for information about the assessment of redemption fees by intermediaries.

*The following Vanguard fund accounts will be subject to redemption fees: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard's policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at

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any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

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Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation- Protected Securities Index Fund) limits an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

•Purchases of shares with reinvested dividend or capital gains distributions.

•Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

•Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, and Vanguard Digital AdvisorTM.

•Redemptions of shares to pay fund or account fees.

•Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).

•Transfers and reregistrations of shares within the same fund.

•Purchases of shares by asset transfer or direct rollover.

•Conversions of shares from one share class to another in the same fund.

•Checkwriting redemptions.

•Section 529 college savings plans.

•Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent- trading limitations do not apply to:

•Purchases of shares with participant payroll or employer contributions or loan repayments.

•Purchases of shares with reinvested dividend or capital gains distributions.

32

•Distributions, loans, and in-service withdrawals from a plan.

•Redemptions of shares as part of a plan termination or at the direction of the plan.

•Transactions executed through the Vanguard Managed Account Program.

•Redemptions of shares to pay fund or account fees.

•Share or asset transfers or rollovers.

•Reregistrations of shares.

•Conversions of shares from one share class to another in the same fund.

•Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

*The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 30-day policy previously described, prohibiting a client's purchases of fund shares, and/or revoking the client's exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary's clients. Intermediaries also may monitor their clients' trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent- trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

33

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department by telephone or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under "Account Maintenance." You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard's automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

•Authorization to act on the account (as the account owner or by legal documentation or other means).

•Account registration and address.

•Fund name and account number, if applicable.

•Other information relating to the caller, the account owner, or the account.

34

Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions:

•Are provided by the person(s) authorized in accordance with Vanguard's policies and procedures to access the account and request transactions.

•Include the fund name and account number.

•Include the amount of the transaction (stated in dollars, shares, or percentage). Written instructions also must generally be provided on a Vanguard form and include:

•Signature(s) and date from the authorized person(s).

•Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)

•Any supporting documentation that may be required.

Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.

Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.

35

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state's abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state's abandoned property law, subject to potential federal or state withholding taxes.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor. Shares redeemed in accordance with this policy will be subject to applicable redemption fees.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a

36

shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.

Account Restrictions

Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

37

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Global ex-U.S. Real Estate Index Fund twice a year, in June and December. These reports include overviews of the financial markets and provide the following specific Fund information:

•Performance assessments and comparisons with industry benchmarks.

•Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

38

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

•If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

•If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

•Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan's recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

39

Contacting Vanguard

Web

Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone

Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week

Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)

For fund and service information For literature requests

Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)

Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)

For information and services for participants in employer- sponsored plans

Institutional Division	For information and services for large institutional investors
888-809-8102

Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies

Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

40

Additional Information

	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation	Fund Number	Number

Global ex-U.S. Real Estate
Index Fund

Admiral Shares	2/10/2011	GlobxUSREInxAdm	1758	922042668

CFA® is a registered trademark owned by CFA Institute.

The S&P Global ex-U.S. Property Index (the "Index") is a product of S&P Dow Jones Indices LLC ("SPDJI"), and has been licensed for use by Vanguard. Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); S&P® and S&P

500® are trademarks of S&P and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Vanguard. Vanguard Global ex-U.S. Real Estate Index Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of Vanguard Global ex-U.S. Real Estate Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Global ex-U.S. Real Estate Index Fund particularly or the ability of the S&P Global ex-U.S. Property Index to track general market performance. S&P Dow Jones Indices' only relationship to Vanguard with respect to the S&P Global ex-U.S. Property Index is the licensing of the Index and certain trademarks, service marks, and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P Global ex-U.S. Property Index is determined, composed, and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard Global ex-U.S. Real Estate Index Fund. S&P Dow Jones Indices has no obligation to take the needs of Vanguard or the owners of Vanguard Global ex-U.S. Real Estate Index Fund into consideration in determining, composing or calculating the S&P Global ex-U.S. Property Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Vanguard Global ex-U.S. Real Estate Index Fund or the timing of the issuance or sale of Vanguard Global ex-U.S. Real Estate Index Fund or in the determination or calculation of the equation by which Vanguard Global ex-U.S. Real Estate Index Fund is to be converted into cash, surrendered, or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing, or trading of Vanguard Global ex-U.S. Real Estate Index Fund. There is no assurance that investment products based on the S&P Global ex-U.S. Property Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, AND/OR THE COMPLETENESS OF THE S&P GLOBAL EX-U.S. PROPERTY INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD GLOBAL EX- U.S. REAL ESTATE INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

41

Glossary of Investment Terms

Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock. A security representing ownership rights in a corporation.

Cost Basis. The adjusted cost of an investment, used to determine a capital gain or loss for tax purposes.

Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer's securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track— rather than outperform—a specified market benchmark, or "index."

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund's board of trustees and renegotiation with the lender syndicate on an annual basis.

Liquidity. The degree of a security's marketability (i.e., how quickly the security can be sold at a fair price and converted to cash).

42

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.

Real Estate Investment Trust (REIT). A company that owns and manages a group of properties, mortgages, or both.

Real Estate Management and Development Company (REMD). A company engaged in real estate development, management, and rental and/or direct investment in physical property.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

43

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P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Global ex-U.S. Real Estate Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group

Investor Information Department P.O. Box 2600

Valley Forge, PA 19482-2600

Telephone: 800-662-7447; Text telephone for people

with hearing impairment: 800-749-7273

If you are a participant in an employer-sponsored plan: The Vanguard Group

Participant Services P.O. Box 2900

Valley Forge, PA 19482-2900

Telephone: 800-523-1188; Text telephone for people

with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department

Telephone: 800-662-2739; Text telephone for people

with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

Reports and other information about the Fund are available in the EDGAR database on the SEC's website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.

Fund's Investment Company Act file number: 811-05972

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

P 738 022020

Vanguard Global ex-U.S. Real Estate ETF Prospectus

February 27, 2020

Exchange-traded fund shares that are not individually redeemable and are listed on Nasdaq

Vanguard Global ex-U.S. Real Estate Index Fund ETF Shares (VNQI)

See the inside front cover for important information about access to your fund's annual and semiannual shareholder reports.

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2019.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund's annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Vanguard ETF Summary	1	More on the Fund and ETF Shares	10
Investing in Vanguard ETF Shares	7	The Fund and Vanguard	19

Investing in Index Funds	9	Investment Advisor	20

		Dividends, Capital Gains, and Taxes	21

		Share Price and Market Price	23

		Additional Information	24

		Financial Highlights	25

		Glossary of Investment Terms	27

ETF Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of international real estate stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)

Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)

Transaction Fee on Conversion to ETF Shares	None through Vanguard
(Broker fees vary)

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.10%
12b-1 Distribution Fee	None

Other Expenses	0.02%

Total Annual Fund Operating Expenses	0.12%

1

Example

The following example is intended to help you compare the cost of investing in the Fund's ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to sell your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$12	$39	$68	$154

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the S&P Global ex-U.S. Property Index, a float-adjusted, market- capitalization-weighted index that measures the equity market performance of international real estate stocks in both developed and emerging markets. The Index is composed of stocks of publicly traded equity real estate investment trusts (known as REITs) and certain real estate management and development companies (REMDs). The Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

2

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Industry concentration risk, which is the chance that real estate stocks will decline because of adverse developments affecting the real estate industry and real property values. Because the Fund concentrates its assets in real estate stocks, industry concentration risk is high. The real estate industry can be adversely affected by, among other things, the value of securities of issuers in the real estate industry, including REITs and REMDs, and changes in real estate values and rental income, property taxes, interest rates, and demographics.

•Investment style risk, which is the chance that returns from real estate securities— which frequently are small- or mid-capitalization stocks—will trail returns from global stock markets. Historically, real estate securities have performed quite differently from the global stock markets.

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. The Fund's target index may, at times, become focused in stocks of a limited number of companies, which could cause the Fund to underperform the global stock markets.

•Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

•Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

•Derivatives risk. The Fund may invest in derivatives, which may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

3

Because ETF Shares are traded on an exchange, they are subject to additional risks:

•The Fund's ETF Shares are listed for trading on Nasdaq and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

•Although the Fund's ETF Shares are listed for trading on Nasdaq, it is possible that an active trading market may not be maintained.

•Trading of the Fund's ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund's ETF Shares may also be halted if (1) the shares are delisted from Nasdaq without first being listed on another exchange or (2) Nasdaq officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

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Annual Total Returns — Vanguard Global ex-U.S. Real Estate Index Fund ETF Shares

	2011	2012	2013	2014	2015	2016	2017	2018	2019
60%		41.59

40%
							26.52		21.26

20%
			3.34	2.64		1.76

0%

					-1.33
-20%								-9.48
	-16.56

-40%

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.69% (quarter ended March 31, 2012), and the lowest return for a quarter was –20.01% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2019

			Since
			Inception
			(Nov. 1,
	1 Year	5 Years	2010)

Vanguard Global ex-U.S. Real Estate Index Fund ETF Shares
Based on NAV

Return Before Taxes	21.26%	6.87%	6.45%

Return After Taxes on Distributions	17.94	5.06	4.82

Return After Taxes on Distributions and Sale of Fund Shares	12.82	4.62	4.43

Based on Market Price

Return Before Taxes	21.66	6.94	6.43

S&P Global ex-U.S. Property Index
(reflects no deduction for fees, expenses, or taxes)	21.17%	6.38%	6.13%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

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Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Justin E. Hales, CFA, CFP, Portfolio Manager at Vanguard. He has co-managed the Fund since 2015.

Michael Perre, Principal of Vanguard. He has co-managed the Fund since 2015.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), typically in exchange for baskets of securities.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer- sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Investing in Vanguard ETF® Shares

What Are Vanguard ETF Shares?

Vanguard ETF Shares are an exchange-traded class of shares issued by certain Vanguard funds. ETF Shares represent an interest in the portfolio of stocks or bonds held by the issuing fund. This prospectus describes Vanguard Global ex-U.S. Real Estate ETF, a class of shares issued by Vanguard Global ex-U.S. Real Estate Index Fund. In addition to ETF Shares, the Fund offers two conventional (not exchange- traded) classes of shares. This prospectus, however, relates only to ETF Shares.

How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?

Conventional mutual fund shares can be directly purchased from and redeemed with the issuing fund for cash at the net asset value (NAV), typically calculated once a day. ETF Shares, by contrast, cannot be purchased directly from or redeemed directly with the issuing fund by an individual investor. Rather, ETF Shares can only be purchased or redeemed directly from the issuing fund by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), usually in exchange for baskets of securities and not for cash (although some funds issue and redeem Creation Units in exchange for cash or a combination of cash and securities).

An organized secondary trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Individual investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that are subject to change throughout the day based on the supply of and demand for ETF Shares, changes in the prices of the fund's portfolio holdings, and other factors.

The market price of a fund's ETF Shares typically will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of market disruption or extreme market volatility, the difference may become significant.

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How Do I Buy and Sell Vanguard ETF Shares?

ETF Shares of the Fund are listed for trading on Nasdaq. You can buy and sell ETF Shares on the secondary market in the same way you buy and sell any other exchange- traded security—through a broker. Your broker may charge a commission to execute a transaction. You will also incur the cost of the "bid-ask spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. Because secondary-market transactions occur at market prices, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares and receive more or less than NAV when you sell those shares. In times of severe market disruption, the bid-ask spread and premiums/discounts can increase significantly. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.

Your ownership of ETF Shares will be shown on the records of the broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for ensuring that you receive income and capital gains distributions, as well as shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

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Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. One cannot invest directly in an index.

The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. Generally, the index sponsor does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the target index or its related data. Errors made by the index sponsor may occur from time to time and may not be identified by the index sponsor for a period of time or at all. Vanguard does not provide any warranty or guarantee against such errors. Therefore, the gains, losses, or costs associated with the index sponsor's errors will generally be borne by the index fund and its shareholders.

An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them. The ability of an index fund to match its performance to that of its target index can also be impacted by, among other things, the timing and size of cash flows and the size of the fund. Market disruptions and regulatory restrictions could also have an adverse effect on a fund's ability to adjust its exposure to the required levels in order to track the index.

Index funds typically have the following characteristics:

•Variety of investments. Index funds generally invest in the securities of a variety of companies and industries.

•Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

•Low cost. Index funds are generally inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity— and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.

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More on the Fund and ETF Shares

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund's ETF Shares, an exchange-traded class of shares. A separate prospectus offers the Fund's AdmiralTM Shares, which generally have an investment minimum of $3,000. In addition, another prospectus offers the Fund's Institutional Shares, which are generally for investors who invest a minimum of

$5 million.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.

A Note to Investors

Vanguard ETF Shares can be purchased directly from the issuing Fund only by certain authorized broker-dealers in exchange for a basket of securities (or, in some cases, for cash or a combination of cash and securities). Individual investors generally will not be able to purchase ETF Shares directly from the Fund. Instead, these investors will purchase ETF Shares on the secondary market through a broker.

Plain Talk About Fund Expenses

All funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Global ex-U.S. Real Estate Index Fund ETF Shares' expense ratio would be 0.12%, or $1.20 per $1,000 of average net assets. The average expense ratio for international real estate funds in 2018 was 1.26%, or $12.60 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the fund industry).

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Plain Talk About Costs of Investing

Costs are an important consideration in choosing an ETF. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days' notice to shareholders.

Market Exposure

The Fund invests in stocks of publicly traded international equity real estate investment trusts and real estate management and development companies in both developed and emerging markets.

Plain Talk About REITs and REMDs

Rather than directly owning properties—which can be costly and difficult to convert into cash when needed—some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties. REITs also offer the potential for higher income than an investment in common stocks would provide. As with any investment in real estate, however, a REIT's performance depends on specific factors, such as the company's ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.

Real estate management and development companies (REMDs) include companies engaged in real estate development, management, and rental and/or direct investment in physical property.

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The Fund is subject to industry concentration risk, which is the chance that real estate stocks will decline because of adverse developments affecting the real estate industry and real property values. Because the Fund concentrates its assets in real estate stocks, industry concentration risk is high.

The Fund is subject to investment style risk, which is the chance that returns from real estate securities—which frequently are small- or mid-capitalization stocks—will trail returns from global stock markets. Historically, real estate securities have performed quite differently from the global stock markets.

Because of its emphasis on real estate stocks, the Fund's performance may at times be linked to the ups and downs of the real estate market. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of a country as well as different regions, and the strength of specific industries that rent properties. Ultimately, the performance of an individual REIT or REMD company depends on the types and locations of the properties it owns and on how well it manages those properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. In addition, many real estate issuers, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect the issuer's operations and market value in periods of rising interest rates.

Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company's outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. Securities in the S&P Global ex-U.S. Property Index span the capitalization spectrum, although many REITs and other real estate-related issuers tend to be small to mid-size issuers in relation to the equity markets as a whole.

The stock prices of small and mid-size companies tend to experience greater volatility because, among other things, smaller companies often have fewer customers, financial resources, and products compared to larger firms. Such characteristics can make small and mid-size companies more sensitive to changing economic conditions. The Fund is subject to additional risk because of the concentration of its investments in the real estate sector. This focus on a single sector may result in more risk than that of a more diversified, multisector portfolio.

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The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. The Fund's target index may, at times, become focused in stocks of a limited number of companies, which could cause the Fund to underperform the global stock markets.

The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

Plain Talk About International Investing

U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar accounting, auditing, legal, tax, and financial reporting standards and practices as U.S. companies and the U.S. government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

Security Selection

The Fund employs an indexing investment approach designed to track the performance of its target index, the S&P Global ex-U.S. Property Index.

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The Fund attempts to hold each stock contained in the S&P Global ex-U.S. Property Index in roughly the same proportion as represented in the Index itself. For example, if 5% of the S&P Global ex-U.S. Property Index were made up of a specific real estate security, the Fund would invest approximately the same percentage of its assets in that stock.

The S&P Global ex-U.S. Property Index consists of more than 628 securities in

42 markets. The Index includes companies that derive more than 60% of their revenue from real estate-related activities. Real estate agents, brokers, appraisers, and companies that build residential units for sale to homeowners are excluded from the Index. Developed and emerging markets account for approximately 80% and 20%, respectively, of the Index. Most of the emerging markets exposure (approximately 85% as of October 31, 2019) consists of REMD securities. As of October 31, 2019, the largest markets covered in the Index were Japan, China, Hong Kong, Australia, the United Kingdom, and Germany (which made up approximately 24%, 10%, 10%, 8%, 7%, and 6%, respectively, of the Index's market capitalization). As of October 31, 2019, large-, mid-, and small-cap stocks accounted for approximately 37%, 45%, and 18%, respectively, of the Index.

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

In addition to investing in international real estate securities, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

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Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives—such as exchange- traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange- traded derivatives—such as certain swap agreements—tend to be more specialized or complex and may be more difficult to accurately value.

Cash Management

The Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.

Methods Used to Meet Redemption Requests

Redemptions of ETF Shares are typically met through a combination of cash and securities held by the Fund; see "How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?" If cash is used to meet redemptions, the Fund typically obtains such cash through positive cash flows or the sale of Fund holdings consistent with the Fund's investment objective and strategy. Please consult the Fund's Statement of Additional Information for further information on redemptions of ETF Shares.

Under certain circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange- traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

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Special Risks of Exchange-Traded Shares

ETF Shares are not individually redeemable. They can be redeemed with the issuing Fund at NAV only by certain authorized broker-dealers and only in large blocks known as Creation Units. Consequently, if you want to liquidate some or all of your ETF Shares, you must sell them on the secondary market at prevailing market prices.

The market price of ETF Shares may differ from NAV. Although it is expected that the market price of an ETF Share typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares. These discounts and premiums are likely to be greatest during times of market disruption or extreme market volatility.

Vanguard's website at vanguard.com shows the previous day's closing NAV and closing market price for the Fund's ETF Shares. The website also discloses, in the Premium/Discount Analysis section of the ETF Shares' Price & Performance page, how frequently the Fund's ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

An active trading market may not exist. Although Vanguard ETF Shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained. Although this could happen at any time, it is more likely to occur during times of severe market disruption. If you attempt to sell your ETF Shares when an active trading market is not functioning, you may have to sell at a significant discount to NAV. In extreme cases, you may not be able to sell your shares at all.

Trading may be halted. Trading of Vanguard ETF Shares on an exchange may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of ETF Shares may also be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

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Conversion Privilege

Owners of conventional shares issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

You must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® or with any other brokerage firm. To initiate a conversion of conventional shares to ETF Shares, please contact your broker.

Vanguard Brokerage Services does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege.

Converting conventional shares to ETF Shares is generally accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective NAVs of the two share classes.

Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares can be converted. For example, if you owned 300.25 conventional shares, and this was equivalent in value to 90.75 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares with a value equal to 0.75 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.75 ETF Shares or (2) redeem the 2.481 conventional shares for cash at NAV and deliver

17

that cash to your account. If your broker chose to redeem your conventional shares, you would realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services, all conventional shares for which you request conversion will be converted to ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will not be taxable.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund to ETF Shares:

•The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class to which the shares will be converted.

•Until the conversion process is complete, you will remain fully invested in a fund's conventional shares, and your investment will increase or decrease in value in tandem with the NAV of those shares.

•The conversion transaction is nontaxable except, if applicable, to the very limited extent previously described.

A precautionary note to investment companies: Vanguard ETF Shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940. Vanguard has obtained an SEC exemptive order that allows registered investment companies to invest in the issuing funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including the requirement to enter into a participation agreement with Vanguard.

Frequent Trading and Market-Timing

Unlike frequent trading of a Vanguard fund's conventional (i.e., not exchange-traded) classes of shares, frequent trading of ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund, they do not harm the fund or its shareholders. Certain broker-dealers are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades typically are effected in kind (i.e., for securities and not for

18

cash), or are assessed a transaction fee when effected in cash, they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent trading. For these reasons, the board of trustees of each fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.

Portfolio Holdings

Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange- traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund's return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds' marketing costs.

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Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of October 31, 2019, Vanguard served as advisor for approximately $4.7 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended October 31, 2019, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.

Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.

For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.

The managers primarily responsible for the day-to-day management of the Fund are:

Justin E. Hales, CFA, CFP, Portfolio Manager at Vanguard. He has been with Vanguard since 2004, has worked in investment management since 2006, has managed investment portfolios since 2014, and has co-managed the Fund since 2015. Education: B.A., University of Maryland.

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Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990, has managed investment portfolios since 1999, and has co-managed the Fund since 2015. Education: B.A., Saint Joseph's University; M.B.A., Villanova University.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

Each March, June, September, and December, the Fund pays out to shareholders virtually all of the distributions it receives from its international real estate investments, less expenses. Distributions may include income and short-term or long- term capital gains. The Fund may also realize capital gains on the sale of its international real estate investments. Distributions of these gains, if any, generally are included in the December distribution. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Reinvestment of Distributions

In order to reinvest dividend and capital gains distributions, investors in the Fund's ETF Shares must hold their shares at a broker that offers a reinvestment service. This can be the broker's own service or a service made available by a third party, such as the broker's outside clearing firm or the DTC. If a reinvestment service is available, distributions of income and capital gains can automatically be reinvested in additional whole and fractional ETF Shares of the Fund. If a reinvestment service is not available, investors will receive their distributions in cash. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

21

As with all exchange-traded funds, reinvestment of dividend and capital gains distributions in additional ETF Shares will occur four business days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of the Fund's shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund's income, gains, and losses.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

•Distributions are taxable to you whether or not you reinvest these amounts in additional ETF Shares.

•Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

•Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding- period requirements with respect to your ETF Shares, you may be eligible for reduced tax rates on "qualified dividend income,"if any, distributed by the Fund.

•Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned ETF Shares.

•Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

•A sale of ETF Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on "net investment income." Net investment income takes into account distributions paid by the Fund and capital gains from any sale of ETF Shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale of ETF Shares, may be subject to state and local income taxes.

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

22

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Share Price and Market Price

Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Remember: If you buy or sell ETF Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your ETF Shares in Creation Unit blocks (an option available only to certain authorized broker-dealers) or if you convert your conventional fund shares to ETF Shares.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

23

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard's website will show the previous day's closing NAV and closing market price for the Fund's ETF Shares.

Additional Information

	Inception	Vanguard	CUSIP
	Date	Fund Number	Number

Global ex-U.S. Real Estate Index Fund

ETF Shares	11/1/2010	3358	922042676

Certain affiliates of the Fund and the advisor may purchase and resell ETF Shares pursuant to the prospectus.

24

Financial Highlights

Financial highlights information is intended to help you understand a fund's performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund's most recent annual report to shareholders. You may obtain a free copy of a fund's latest annual or semiannual report, which is available upon request.

Global ex-U.S. Real Estate Index Fund ETF Shares

Year Ended October 31,

For a Share Outstanding Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$52.99	$59.49	$53.35	$53.58	$56.54

Investment Operations

Net Investment Income	2.0331	2.6721	1.9001	1.7521	1.802

Net Realized and Unrealized Gain (Loss)
on Investments	7.969	(6.240)	6.325	(.241)	(2.747)

Total from Investment Operations	10.002	(3.568)	8.225	1.511	(.945)

Distributions

Dividends from Net Investment Income	(2.202)	(2.932)	(2.085)	(1.741)	(2.015)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(2.202)	(2.932)	(2.085)	(1.741)	(2.015)

Net Asset Value, End of Period	$60.79	$52.99	$59.49	$53.35	$53.58

Total Return	19.47%	–6.42%	16.13%	2.92%	–1.66%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$5,945	$5,270	$5,122	$3,616	$3,111

Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.14%	0.15%	0.18%

Ratio of Net Investment Income to
Average Net Assets	3.54%	4.51%	3.44%	3.30%	3.15%

Portfolio Turnover Rate2	7%	7%	6%	7%	12%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

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CFA® is a registered trademark owned by CFA Institute.

The S&P Global ex-U.S. Property Index (the "Index") is a product of S&P Dow Jones Indices LLC ("SPDJI"), and has been licensed for use by Vanguard. Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); S&P® and S&P

500® are trademarks of S&P and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Vanguard. Vanguard Global ex-U.S. Real Estate ETF is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of Vanguard Global ex-U.S. Real Estate ETF or any member of the public regarding the advisability of investing in securities generally or in Vanguard Global ex-U.S. Real Estate ETF particularly or the ability of the S&P Global ex-U.S. Property Index to track general market performance. S&P Dow Jones Indices' only relationship to Vanguard with respect to the S&P Global ex-U.S. Property Index is the licensing of the Index and certain trademarks, service marks, and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P Global ex- U.S. Property Index is determined, composed, and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard Global ex-U.S. Real Estate ETF. S&P Dow Jones Indices has no obligation to take the needs of Vanguard or the owners of Vanguard Global ex-U.S. Real Estate ETF into consideration in determining, composing or calculating the S&P Global ex-U.S. Property Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Vanguard Global ex-U.S. Real Estate ETF or the timing of the issuance or sale of Vanguard Global ex-U.S. Real Estate ETF or in the determination or calculation of the equation by which Vanguard Global ex-U.S. Real Estate ETF is to be converted into cash, surrendered, or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing, or trading of Vanguard Global ex-U.S. Real Estate ETF. There is no assurance that investment products based on the S&P Global ex-U.S. Property Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, AND/OR THE COMPLETENESS OF THE S&P GLOBAL EX-U.S. PROPERTY INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD GLOBAL EX- U.S. REAL ESTATE ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

26

Glossary of Investment Terms

Authorized Participant. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the issuing fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund's Distributor.

Bid-Ask Spread. The difference between the price a dealer is willing to pay for a security (the bid price) and the somewhat higher price at which the dealer is willing to sell the same security (the ask price).

Capital Gains Distributions. Payments to fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock. A security representing ownership rights in a corporation.

Cost Basis. The adjusted cost of an investment, used to determine a capital gain or loss for tax purposes.

Creation Unit. A large block of a specified number of ETF Shares. Certain broker- dealers known as "Authorized Participants" may purchase and redeem ETF Shares from the issuing fund in Creation Unit size blocks.

Dividend Distributions. Payments to fund shareholders of income from interest or dividends generated by a fund's investments.

Ex-Dividend Date. The date when a distribution of dividends and/or capital gains is deducted from the share price of a mutual fund, ETF, or stock. On the ex-dividend date, the share price drops by the amount of the distribution per share (plus or minus any market activity).

Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer's securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

27

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a fund attempts to track—rather than outperform—a specified market benchmark, or "index."

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund's board of trustees and renegotiation with the lender syndicate on an annual basis.

Liquidity. The degree of a security's marketability (i.e., how quickly the security can be sold at a fair price and converted to cash).

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.

Real Estate Investment Trust (REIT). A company that owns and manages a group of properties, mortgages, or both.

Real Estate Management and Development Company (REMD). A company engaged in real estate development, management, and rental and/or direct investment in physical property.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

28

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Institutional Division

P.O. Box 2900

Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Global ex-U.S. Real Estate ETF, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund's ETF Shares and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about Vanguard ETF Shares, please visit vanguard.com or contact us as follows:

The Vanguard Group

Institutional Investor Information

P.O. Box 2900

Valley Forge, PA 19482-2900

Telephone: 866-499-8473

Information Provided by the Securities and Exchange Commission (SEC)

Reports and other information about the Fund are available in the EDGAR database on the SEC's website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.

Fund's Investment Company Act file number: 811-05972

© 2020 The Vanguard Group, Inc. All rights reserved.

U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

Vanguard Marketing Corporation, Distributor.

P 3358 022020

Vanguard Global ex-U.S. Real Estate Index Fund Prospectus

February 27, 2020

Institutional Shares

Vanguard Global ex-U.S. Real Estate Index Fund Institutional Shares (VGRNX)

See the inside front cover for important information about access to your fund's annual and semiannual shareholder reports.

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2019.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund's annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Fund Summary	1	Investing With Vanguard	22
Investing in Index Funds	6	Purchasing Shares	22

More on the Fund	7	Converting Shares	25

The Fund and Vanguard	15	Redeeming Shares	27

Investment Advisor	15	Exchanging Shares	31

Dividends, Capital Gains, and Taxes	16	Frequent-Trading Limitations	32

Share Price	19	Other Rules You Should Know	34

Financial Highlights	21	Fund and Account Updates	37

		Employer-Sponsored Plans	39

		Contacting Vanguard	40

		Additional Information	41

		Glossary of Investment Terms	42

Fund Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of international real estate stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	0.25%

Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	0.25%

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.09%
12b-1 Distribution Fee	None

Other Expenses	0.02%

Total Annual Fund Operating Expenses	0.11%

1

Examples

The following examples are intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. The first example assumes that the shares provide a return of 5% each year, that total annual fund operating expenses remain as stated in the preceding table, and that you were to redeem your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$62	$89	$119	$206

You would pay the following expenses if you did not redeem your shares (the difference being that the Fund's 0.25% redemption fee would not apply to any of the following periods, as it would to those in the preceding example):

1 Year	3 Years	5 Years	10 Years
$36	$60	$87	$166

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the S&P Global ex-U.S. Property Index, a float-adjusted, market- capitalization-weighted index that measures the equity market performance of international real estate stocks in both developed and emerging markets. The Index is composed of stocks of publicly traded equity real estate investment trusts (known as REITs) and certain real estate management and development companies (REMDs). The Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

2

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Industry concentration risk, which is the chance that real estate stocks will decline because of adverse developments affecting the real estate industry and real property values. Because the Fund concentrates its assets in real estate stocks, industry concentration risk is high. The real estate industry can be adversely affected by, among other things, the value of securities of issuers in the real estate industry, including REITs and REMDs, and changes in real estate values and rental income, property taxes, interest rates, and demographics.

•Investment style risk, which is the chance that returns from real estate securities— which frequently are small- or mid-capitalization stocks—will trail returns from global stock markets. Historically, real estate securities have performed quite differently from the global stock markets.

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. The Fund's target index may, at times, become focused in stocks of a limited number of companies, which could cause the Fund to underperform the global stock markets.

•Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

•Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

•Derivatives risk. The Fund may invest in derivatives, which may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

3

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares (including annual fund operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. If applicable shareholder fees were reflected, returns would be less than those shown in the bar chart. The table shows how the average annual total returns of the Institutional Shares (including annual fund operating expenses and any applicable shareholder fees) compare with those of the Fund's target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Global ex-U.S. Real Estate Index Fund Institutional Shares

2012		2013	2014	2015	2016	2017	2018	2019
60%	41.73

40%
						26.52		21.27

20%
		3.38	2.70		1.76

0%

				-1.30
-20%							-9.47

-40%

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.71% (quarter ended March 31, 2012), and the lowest return for a quarter was –8.07% (quarter ended December 31, 2016).

Average Annual Total Returns for Periods Ended December 31, 2019

			Since
			Inception
			(Apr. 19,
	1 Year	5 Years	2011)

Vanguard Global ex-U.S. Real Estate Index Fund Institutional Shares

Return Before Taxes	20.69%	6.79%	6.55%

Return After Taxes on Distributions	17.37	4.97	4.84

Return After Taxes on Distributions and Sale of Fund Shares	12.48	4.55	4.47

S&P Global ex-U.S. Property Index
(reflects no deduction for fees, expenses, or taxes)	21.17%	6.38%	6.30%

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Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Justin E. Hales, CFA, CFP, Portfolio Manager at Vanguard. He has co-managed the Fund since 2015.

Michael Perre, Principal of Vanguard. He has co-managed the Fund since 2015.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Institutional Shares is $5 million. The minimum investment amount required to add to an existing Fund account is generally $1. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer- sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. One cannot invest directly in an index.

The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. Generally, the index sponsor does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the target index or its related data. Errors made by the index sponsor may occur from time to time and may not be identified by the index sponsor for a period of time or at all. Vanguard does not provide any warranty or guarantee against such errors. Therefore, the gains, losses, or costs associated with the index sponsor's errors will generally be borne by the index fund and its shareholders.

An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them. The ability of an index fund to match its performance to that of its target index can also be impacted by, among other things, the timing and size of cash flows and the size of the fund. Market disruptions and regulatory restrictions could also have an adverse effect on a fund's ability to adjust its exposure to the required levels in order to track the index.

Index funds typically have the following characteristics:

•Variety of investments. Index funds generally invest in the securities of a variety of companies and industries.

•Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

•Low cost. Index funds are generally inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity— and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.

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More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund's Institutional Shares, which are generally for investors who invest a minimum of $5 million. A separate prospectus offers the Fund's Admiral™ Shares, which generally have an investment minimum of $3,000. In addition, the Fund issues ETF Shares (an exchange-traded class of shares), which are also offered through a separate prospectus.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Global ex-U.S. Real Estate Index Fund Institutional Shares' expense ratio would be 0.11%, or $1.10 per $1,000 of average net assets. The average expense ratio for international real estate funds in 2018 was 1.26%, or $12.60 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

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Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days' notice to shareholders.

Market Exposure

The Fund invests in stocks of publicly traded international equity real estate investment trusts and real estate management and development companies in both developed and emerging markets.

Plain Talk About REITs and REMDs

Rather than directly owning properties—which can be costly and difficult to convert into cash when needed—some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties. REITs also offer the potential for higher income than an investment in common stocks would provide. As with any investment in real estate, however, a REIT's performance depends on specific factors, such as the company's ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.

Real estate management and development companies (REMDs) include companies engaged in real estate development, management, and rental and/or direct investment in physical property.

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The Fund is subject to industry concentration risk, which is the chance that real estate stocks will decline because of adverse developments affecting the real estate industry and real property values. Because the Fund concentrates its assets in real estate stocks, industry concentration risk is high.

The Fund is subject to investment style risk, which is the chance that returns from real estate securities—which frequently are small- or mid-capitalization stocks—will trail returns from global stock markets. Historically, real estate securities have performed quite differently from the global stock markets.

Because of its emphasis on real estate stocks, the Fund's performance may at times be linked to the ups and downs of the real estate market. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of a country as well as different regions, and the strength of specific industries that rent properties. Ultimately, the performance of an individual REIT or REMD company depends on the types and locations of the properties it owns and on how well it manages those properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. In addition, many real estate issuers, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect the issuer's operations and market value in periods of rising interest rates.

Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company's outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. Securities in the S&P Global ex-U.S. Property Index span the capitalization spectrum, although many REITs and other real estate-related issuers tend to be small to mid-size issuers in relation to the equity markets as a whole.

The stock prices of small and mid-size companies tend to experience greater volatility because, among other things, smaller companies often have fewer customers, financial resources, and products compared to larger firms. Such characteristics can make small and mid-size companies more sensitive to changing economic conditions. The Fund is subject to additional risk because of the concentration of its investments in the real estate sector. This focus on a single sector may result in more risk than that of a more diversified, multisector portfolio.

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The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. The Fund's target index may, at times, become focused in stocks of a limited number of companies, which could cause the Fund to underperform the global stock markets.

The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

Plain Talk About International Investing

U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar accounting, auditing, legal, tax, and financial reporting standards and practices as U.S. companies and the U.S. government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

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Security Selection

The Fund employs an indexing investment approach designed to track the performance of its target index, the S&P Global ex-U.S. Property Index.

The Fund attempts to hold each stock contained in the S&P Global ex-U.S. Property Index in roughly the same proportion as represented in the Index itself. For example, if 5% of the S&P Global ex-U.S. Property Index were made up of a specific real estate security, the Fund would invest approximately the same percentage of its assets in that stock.

The S&P Global ex-U.S. Property Index consists of more than 628 securities in

42 markets. The Index includes companies that derive more than 60% of their revenue from real estate-related activities. Real estate agents, brokers, appraisers, and companies that build residential units for sale to homeowners are excluded from the Index. Developed and emerging markets account for approximately 80% and 20%, respectively, of the Index. Most of the emerging markets exposure (approximately 85% as of October 31, 2019) consists of REMD securities. As of October 31, 2019, the largest markets covered in the Index were Japan, China, Hong Kong, Australia, the United Kingdom, and Germany (which made up approximately 24%, 10%, 10%, 8%, 7%, and 6%, respectively, of the Index's market capitalization). As of October 31, 2019, large-, mid-, and small-cap stocks accounted for approximately 37%, 45%, and 18%, respectively, of the Index.

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

In addition to investing in international real estate securities, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

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Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives—such as exchange- traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange- traded derivatives—such as certain swap agreements—tend to be more specialized or complex and may be more difficult to accurately value.

Cash Management

The Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund's holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see "Potentially disruptive redemptions" under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor's transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see "Emergency circumstances" under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

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Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange- traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Purchase and Redemption Fees

The Fund charges a 0.25% fee on all purchases of its shares, including shares that you purchase by exchange from another Vanguard fund. In addition, the Fund charges a 0.25% fee on redemptions of its shares, including shares that you redeem by selling or by exchanging to another Vanguard fund.

Unlike a sales charge or a load paid to a broker or a fund management company, purchase and redemption fees are paid directly to the Fund to offset the costs of buying and selling securities.

See Investing With Vanguard for more information about fees.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation- Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short- term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because

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frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

•Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund's operation or performance.

•Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

•Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange- traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund's return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

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The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds' marketing costs.

Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of October 31, 2019, Vanguard served as advisor for approximately $4.7 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended October 31, 2019, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.

Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.

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For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.

The managers primarily responsible for the day-to-day management of the Fund are:

Justin E. Hales, CFA, CFP, Portfolio Manager at Vanguard. He has been with Vanguard since 2004, has worked in investment management since 2006, has managed investment portfolios since 2014, and has co-managed the Fund since 2015. Education: B.A., University of Maryland.

Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990, has managed investment portfolios since 1999, and has co-managed the Fund since 2015. Education: B.A., Saint Joseph's University; M.B.A., Villanova University.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

Each March, June, September, and December, the Fund pays out to shareholders virtually all of the distributions it receives from its international real estate investments, less expenses. Distributions may include income and short-term or long- term capital gains. The Fund may also realize capital gains on the sale of its international real estate investments. Distributions of these gains, if any, generally are included in the December distribution. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

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Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

•Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

•Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

•Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding- period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on "qualified dividend income,"if any, distributed by the Fund.

•Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

•Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

•A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

•Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

•Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

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Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on "net investment income." Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund's distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

•Provide your correct taxpayer identification number.

•Certify that the taxpayer identification number is correct.

•Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

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Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the non-U.S. investors page on our website at vanguard.com for information on Vanguard's non-U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the

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shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

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Financial Highlights

Financial highlights information is intended to help you understand a fund's performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund's most recent annual report to shareholders. You may obtain a free copy of a fund's latest annual or semiannual report, which is available upon request.

Global ex-U.S. Real Estate Index Fund Institutional Shares

			Year Ended October 31,
For a Share Outstanding Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$106.98	$120.11	$107.71	$108.17	$114.14

Investment Operations

Net Investment Income	4.1431	5.5431	3.8891	3.5591	3.657

Net Realized and Unrealized Gain (Loss)
on Investments	16.064	(12.740)	12.741	(.483)	(5.541)

Total from Investment Operations	20.207	(7.197)	16.630	3.076	(1.884)

Distributions

Dividends from Net Investment Income	(4.457)	(5.933)	(4.230)	(3.536)	(4.086)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(4.457)	(5.933)	(4.230)	(3.536)	(4.086)

Net Asset Value, End of Period	$122.73	$106.98	$120.11	$107.71	$108.17

Total Return2	19.46%	–6.42%	16.17%	2.93%	–1.61%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$232	$115	$156	$165	$167

Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.12%	0.13%	0.16%

Ratio of Net Investment Income to
Average Net Assets	3.57%	4.52%	3.46%	3.32%	3.17%

Portfolio Turnover Rate3	7%	7%	6%	7%	12%

1 Calculated based on average shares outstanding.

2 Total returns do not include transaction fees that may have applied in the periods shown.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

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Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to "you" in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Institutional Shares

To open and maintain an account. $5 million. If you request Institutional Shares when you open a new account but the investment amount does not meet the account minimum for Institutional Shares, your investment will be placed in another share class of the Fund, as appropriate.

Certain Vanguard institutional clients may meet the minimum investment amount by aggregating separate accounts within the same Fund. This aggregation policy does not apply to financial intermediaries.

Vanguard may charge additional recordkeeping fees for institutional clients whose accounts are recordkept by Vanguard. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your account.

To add to an existing account. Generally $1.

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How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard— 1858).

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.

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Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. See Share Price.

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Purchase Fee

The Fund charges a purchase fee of 0.25% on all share purchases, including shares purchased by exchange from another Vanguard fund. The purchase fee is deducted from the amount of each new purchase and is paid directly to the Fund to offset the cost of buying securities.

Purchase fees will not apply to Vanguard fund account purchases in the following circumstances: (1) purchases of shares through reinvested dividends or capital gains distributions; (2) share transfers, rollovers, or reregistrations within the same fund;

(3)conversions of shares from one share class to another in the same fund;

(4)purchases in kind; and (5) share rollovers to an IRA within the same Vanguard fund for plans in which Vanguard serves as a recordkeeper.

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Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler's checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund's operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. See Share Price.

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For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions to Institutional Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares of the Fund, provided that your account meets all Institutional Shares' eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.

Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm.

Vanguard Brokerage Services does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

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Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.

Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Flagship Select clients;

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accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. See Share Price.

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

•Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

•Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption

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request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see "Potentially disruptive redemptions" and "Emergency circumstances."

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Redemption Fee

The Fund charges a 0.25% redemption fee. The fee applies if you redeem shares by selling or by exchanging to another Vanguard fund. The fee is withheld from redemption proceeds and is paid directly to the Fund.

Redemption fees will not apply to Vanguard fund account redemptions in the following circumstances: (1) redemptions of shares to pay fund or account fees; redemptions of shares to revoke an IRA within the period of time set forth in the Vanguard Traditional IRA, SEP-IRA, and Roth IRA Disclosure Statement; redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Vanguard Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans); and redemptions from Section 529 college savings plans; (2) share transfers, rollovers, or reregistrations within the same fund; (3) conversions of shares from one share class to another in the same fund; (4) redemptions in kind; and (5) for a one-year period, share rollovers to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper.*

Also, participants in employer-sponsored defined contribution plans* will not incur redemption fees for the following: exchanges of shares purchased with participant payroll or employer contributions; exchanges of shares purchased with reinvested dividend or capital gains distributions; distributions, loans, and in-service withdrawals

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from a plan; redemptions or transfers of shares as part of a plan termination or at the direction of the plan; and direct rollovers into IRAs.

Participants will incur redemption fees if, after making an exchange, a transfer, or a rollover into a fund with a redemption fee, the participant makes a subsequent exchange out of that fund.

If Vanguard does not serve as recordkeeper for your plan, redemption fees may be applied differently. Please read your recordkeeper's plan materials carefully to learn of any other rules or fees that may apply. Also see Frequent-Trading Limitations— Accounts Held by Intermediaries for information about the assessment of redemption fees by intermediaries.

*The following Vanguard fund accounts will be subject to redemption fees: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard's policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at

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any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

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Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation- Protected Securities Index Fund) limits an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

•Purchases of shares with reinvested dividend or capital gains distributions.

•Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

•Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, and Vanguard Digital AdvisorTM.

•Redemptions of shares to pay fund or account fees.

•Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).

•Transfers and reregistrations of shares within the same fund.

•Purchases of shares by asset transfer or direct rollover.

•Conversions of shares from one share class to another in the same fund.

•Checkwriting redemptions.

•Section 529 college savings plans.

•Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent- trading limitations do not apply to:

•Purchases of shares with participant payroll or employer contributions or loan repayments.

•Purchases of shares with reinvested dividend or capital gains distributions.

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•Distributions, loans, and in-service withdrawals from a plan.

•Redemptions of shares as part of a plan termination or at the direction of the plan.

•Transactions executed through the Vanguard Managed Account Program.

•Redemptions of shares to pay fund or account fees.

•Share or asset transfers or rollovers.

•Reregistrations of shares.

•Conversions of shares from one share class to another in the same fund.

•Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

*The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 30-day policy previously described, prohibiting a client's purchases of fund shares, and/or revoking the client's exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary's clients. Intermediaries also may monitor their clients' trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent- trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

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Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department by telephone or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under "Account Maintenance." You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard's automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

•Authorization to act on the account (as the account owner or by legal documentation or other means).

•Account registration and address.

•Fund name and account number, if applicable.

•Other information relating to the caller, the account owner, or the account.

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Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions:

•Are provided by the person(s) authorized in accordance with Vanguard's policies and procedures to access the account and request transactions.

•Include the fund name and account number.

•Include the amount of the transaction (stated in dollars, shares, or percentage). Written instructions also must generally be provided on a Vanguard form and include:

•Signature(s) and date from the authorized person(s).

•Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)

•Any supporting documentation that may be required.

Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.

Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.

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Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state's abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state's abandoned property law, subject to potential federal or state withholding taxes.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Low-Balance Accounts

The Fund reserves the right to convert an investor's Institutional Shares to another share class, as appropriate, if the fund account balance falls below the account minimum for any reason, including market fluctuation. Any such conversion will be preceded by written notice to the investor. No redemption fee will be imposed on share class conversions.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These

36

actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.

Account Restrictions

Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

37

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Global ex-U.S. Real Estate Index Fund twice a year, in June and December. These reports include overviews of the financial markets and provide the following specific Fund information:

•Performance assessments and comparisons with industry benchmarks.

•Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

38

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

•If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

•If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

•Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan's recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

39

Contacting Vanguard

Web

Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone

Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week

Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)

For fund and service information For literature requests

Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)

Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)

For information and services for participants in employer- sponsored plans

Institutional Division	For information and services for large institutional investors
888-809-8102

Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies

Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

40

Additional Information

	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation	Fund Number	Number

Global ex-U.S. Real Estate
Index Fund

Institutional Shares	4/19/2011	GlobxUSREInxInst	1858	922042684

CFA® is a registered trademark owned by CFA Institute.

The S&P Global ex-U.S. Property Index (the "Index") is a product of S&P Dow Jones Indices LLC ("SPDJI"), and has been licensed for use by Vanguard. Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); S&P® and S&P

500® are trademarks of S&P and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Vanguard. Vanguard Global ex-U.S. Real Estate Index Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of Vanguard Global ex-U.S. Real Estate Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Global ex-U.S. Real Estate Index Fund particularly or the ability of the S&P Global ex-U.S. Property Index to track general market performance. S&P Dow Jones Indices' only relationship to Vanguard with respect to the S&P Global ex-U.S. Property Index is the licensing of the Index and certain trademarks, service marks, and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P Global ex-U.S. Property Index is determined, composed, and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard Global ex-U.S. Real Estate Index Fund. S&P Dow Jones Indices has no obligation to take the needs of Vanguard or the owners of Vanguard Global ex-U.S. Real Estate Index Fund into consideration in determining, composing or calculating the S&P Global ex-U.S. Property Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Vanguard Global ex-U.S. Real Estate Index Fund or the timing of the issuance or sale of Vanguard Global ex-U.S. Real Estate Index Fund or in the determination or calculation of the equation by which Vanguard Global ex-U.S. Real Estate Index Fund is to be converted into cash, surrendered, or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing, or trading of Vanguard Global ex-U.S. Real Estate Index Fund. There is no assurance that investment products based on the S&P Global ex-U.S. Property Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, AND/OR THE COMPLETENESS OF THE S&P GLOBAL EX-U.S. PROPERTY INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD GLOBAL EX- U.S. REAL ESTATE INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

41

Glossary of Investment Terms

Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock. A security representing ownership rights in a corporation.

Cost Basis. The adjusted cost of an investment, used to determine a capital gain or loss for tax purposes.

Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer's securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track— rather than outperform—a specified market benchmark, or "index."

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund's board of trustees and renegotiation with the lender syndicate on an annual basis.

Liquidity. The degree of a security's marketability (i.e., how quickly the security can be sold at a fair price and converted to cash).

42

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.

Real Estate Investment Trust (REIT). A company that owns and manages a group of properties, mortgages, or both.

Real Estate Management and Development Company (REMD). A company engaged in real estate development, management, and rental and/or direct investment in physical property.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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Institutional Division

P.O. Box 2900

Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Global ex-U.S. Real Estate Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group

Investor Information Department P.O. Box 2900

Valley Forge, PA 19482-2900

Telephone: 800-662-7447; Text telephone for people

with hearing impairment: 800-749-7273

If you are a client of Vanguard's Institutional Division: The Vanguard Group

Institutional Investor Information Department P.O. Box 2900

Valley Forge, PA 19482-2900

Telephone: 888-809-8102; Text telephone for people

with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department

Telephone: 800-662-2739; Text telephone for people

with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

Reports and other information about the Fund are available in the EDGAR database on the SEC's website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.

Fund's Investment Company Act file number: 811-05972

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

I 1858 022020

Vanguard Total World Stock ETF Prospectus

February 27, 2020

Exchange-traded fund shares that are not individually redeemable and are listed on NYSE Arca

Vanguard Total World Stock Index Fund ETF Shares (VT)

See the inside front cover for important information about access to your fund's annual and semiannual shareholder reports.

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2019.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund's annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Vanguard ETF Summary	1	More on the Fund and ETF Shares	10
Investing in Vanguard ETF Shares	7	The Fund and Vanguard	19

Investing in Index Funds	9	Investment Advisor	19

		Dividends, Capital Gains, and Taxes	20

		Share Price and Market Price	22

		Additional Information	24

		Financial Highlights	25

		Glossary of Investment Terms	27

ETF Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)

Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)

Transaction Fee on Conversion to ETF Shares	None through Vanguard
(Broker fees vary)

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.07%
12b-1 Distribution Fee	None

Other Expenses	0.01%

Total Annual Fund Operating Expenses	0.08%

Example

The following example is intended to help you compare the cost of investing in the Fund's ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to sell your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$8	$26	$45	$103

1

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the FTSE Global All Cap Index, a float-adjusted, market-capitalization-weighted index designed to measure the market performance of large-, mid-, and small-capitalization stocks of companies located around the world. As of October 31, 2019, the Index included 8,936 stocks of companies located in 49 markets, including both developed and emerging markets. As of October 31, 2019, the largest markets covered in the Index were the United States, Japan, and the United Kingdom (which made up approximately 55%, 8%, and 5%, respectively, of the Index's market capitalization). The Fund attempts to sample the target index by investing all, or substantially all, of its assets in common stocks in the Index and by holding a representative sample of securities that resembles the full Index in terms of key risk factors and other characteristics. These factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

2

•Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

•Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

•Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

•Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund's target index. Index sampling risk for the Fund is expected to be low.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

•The Fund's ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

•Although the Fund's ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

•Trading of the Fund's ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund's ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

3

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index and other comparative indexes, which have investment characteristics similar to those of the Fund. The Spliced Total World Stock Index reflects the performance of the FTSE All-World Index through December 18, 2011, and the FTSE Global All Cap Index thereafter. Returns for the FTSE Indexes shown are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Total World Stock Index Fund ETF Shares

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
60%

40%	13.05		17.33	22.98				24.19		26.80
20%					3.97		8.77
0%
-20%		-7.71				-1.88			-9.67

-40%
-60%

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.07% (quarter ended September 30, 2010), and the lowest return for a quarter was –18.17% (quarter ended September 30, 2011).

4

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Vanguard Total World Stock Index Fund ETF Shares
Based on NAV

Return Before Taxes	26.80%	8.71%	9.04%

Return After Taxes on Distributions	25.97	8.06	8.48

Return After Taxes on Distributions and Sale of Fund Shares	16.24	6.74	7.29

Based on Market Price

Return Before Taxes	26.93	8.72	9.02

Comparative Indexes
(reflect no deduction for fees or expenses)

FTSE Global All Cap Index	26.91%	8.74%	—

FTSE All-World Index	27.04	8.86	9.16

Spliced Total World Stock Index	26.91	8.74	9.12

FTSE Global All Cap Fair Value Index	26.82	—	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Christine D. Franquin, Principal of Vanguard. She has managed the Fund since 2013 (co-managed since 2016).

Scott E. Geiger, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2017.

5

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), typically in exchange for baskets of securities.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer- sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

6

Investing in Vanguard ETF® Shares

What Are Vanguard ETF Shares?

Vanguard ETF Shares are an exchange-traded class of shares issued by certain Vanguard funds. ETF Shares represent an interest in the portfolio of stocks or bonds held by the issuing fund. This prospectus describes Vanguard Total World Stock ETF, a class of shares issued by Vanguard Total World Stock Index Fund. In addition to ETF Shares, the Fund offers two conventional (not exchange-traded) classes of shares. This prospectus, however, relates only to ETF Shares.

How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?

Conventional mutual fund shares can be directly purchased from and redeemed with the issuing fund for cash at the net asset value (NAV), typically calculated once a day. ETF Shares, by contrast, cannot be purchased directly from or redeemed directly with the issuing fund by an individual investor. Rather, ETF Shares can only be purchased or redeemed directly from the issuing fund by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), usually in exchange for baskets of securities and not for cash (although some funds issue and redeem Creation Units in exchange for cash or a combination of cash and securities).

An organized secondary trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Individual investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that are subject to change throughout the day based on the supply of and demand for ETF Shares, changes in the prices of the fund's portfolio holdings, and other factors.

The market price of a fund's ETF Shares typically will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of market disruption or extreme market volatility, the difference may become significant.

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How Do I Buy and Sell Vanguard ETF Shares?

ETF Shares of the Fund are listed for trading on NYSE Arca. You can buy and sell ETF Shares on the secondary market in the same way you buy and sell any other exchange-traded security—through a broker. Your broker may charge a commission to execute a transaction. You will also incur the cost of the "bid-ask spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. Because secondary-market transactions occur at market prices, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares and receive more or less than NAV when you sell those shares. In times of severe market disruption, the bid-ask spread and premiums/ discounts can increase significantly. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.

Your ownership of ETF Shares will be shown on the records of the broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for ensuring that you receive income and capital gains distributions, as well as shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

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Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. One cannot invest directly in an index.

The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. Generally, the index sponsor does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the target index or its related data. Errors made by the index sponsor may occur from time to time and may not be identified by the index sponsor for a period of time or at all. Vanguard does not provide any warranty or guarantee against such errors. Therefore, the gains, losses, or costs associated with the index sponsor's errors will generally be borne by the index fund and its shareholders.

An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them. The ability of an index fund to match its performance to that of its target index can also be impacted by, among other things, the timing and size of cash flows and the size of the fund. Market disruptions and regulatory restrictions could also have an adverse effect on a fund's ability to adjust its exposure to the required levels in order to track the index.

Index funds typically have the following characteristics:

•Variety of investments. Index funds generally invest in the securities of a variety of companies and industries.

•Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

•Low cost. Index funds are generally inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity— and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.

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More on the Fund and ETF Shares

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund's ETF Shares, an exchange-traded class of shares. A separate prospectus offers the Fund's AdmiralTM Shares, which generally have an investment minimum of $3,000. Another prospectus offers the Fund's Institutional Shares, which are generally for investors who invest a minimum of $5 million.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.

A Note to Investors

Vanguard ETF Shares can be purchased directly from the issuing Fund only by certain authorized broker-dealers in exchange for a basket of securities (or, in some cases, for cash or a combination of cash and securities). Individual investors generally will not be able to purchase ETF Shares directly from the Fund. Instead, these investors will purchase ETF Shares on the secondary market through a broker.

Plain Talk About Fund Expenses

All funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Total World Stock Index Fund ETF Shares' expense ratio would be 0.08%, or $0.80 per $1,000 of average net assets. The average expense ratio for global funds in 2018 was 1.11%, or $11.10 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the fund industry).

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Plain Talk About Costs of Investing

Costs are an important consideration in choosing an ETF. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days' notice to shareholders.

Market Exposure

The Fund seeks to track the investment performance of the FTSE Global All Cap Index, a benchmark index consisting of common stocks of large-, mid-, and small-capitalization companies located around the world. As of October 31, 2019, the Index included 8,936 stocks of companies located in 49 markets, including both developed and emerging markets. As of October 31, 2019, the largest markets covered in the Index were the United States, Japan, and the United Kingdom (which made up approximately 55%, 8%, and 5%, respectively, of the Index's market capitalization).

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Plain Talk About International Investing

U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar accounting, auditing, legal, tax, and financial reporting standards and practices as U.S. companies and the U.S. government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

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The Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

Security Selection

The Fund uses a sampling method of indexing, meaning that the Fund's advisor, using computer programs, selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. These factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund's target index. Index sampling risk for the Fund is expected to be low.

The FTSE Global All Cap Index. The FTSE Global All Cap Index is maintained by FTSE Group (FTSE), a widely known global index provider.

Depositary receipts. The Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in the component securities. However, the Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts (also sold as participatory notes) of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets in one country but represent shares of issuers domiciled in another country. Generally, the Fund will hold depositary receipts only when the advisor believes that the Fund would benefit from holding the depositary receipt, rather than the underlying component security. For example, the Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or if government regulators place restrictions on the free flow of capital or currency. The Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund's portfolio.

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Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

The Fund may invest, to a limited extent, in equity futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative, in order to maintain the same currency exposure as its target index. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, would not prevent the Fund's securities from falling in value as a result of risks other than unfavorable currency exchange movements. The Fund may use these contracts to gain currency exposure when investing in equity futures and to settle trades in a foreign currency.

Cash Management

The Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.

Methods Used to Meet Redemption Requests

Redemptions of ETF Shares are typically met through a combination of cash and securities held by the Fund; see "How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?" If cash is used to meet redemptions, the Fund typically obtains such cash through positive cash flows or the sale of Fund holdings consistent with the Fund's investment objective and strategy. Please consult the Fund's Statement of Additional Information for further information on redemptions of ETF Shares.

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Under certain circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange- traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Special Risks of Exchange-Traded Shares

ETF Shares are not individually redeemable. They can be redeemed with the issuing Fund at NAV only by certain authorized broker-dealers and only in large blocks known as Creation Units. Consequently, if you want to liquidate some or all of your ETF Shares, you must sell them on the secondary market at prevailing market prices.

The market price of ETF Shares may differ from NAV. Although it is expected that the market price of an ETF Share typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares. These discounts and premiums are likely to be greatest during times of market disruption or extreme market volatility.

Vanguard's website at vanguard.com shows the previous day's closing NAV and closing market price for the Fund's ETF Shares. The website also discloses, in the Premium/Discount Analysis section of the ETF Shares' Price & Performance page, how frequently the Fund's ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

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An active trading market may not exist. Although Vanguard ETF Shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained. Although this could happen at any time, it is more likely to occur during times of severe market disruption. If you attempt to sell your ETF Shares when an active trading market is not functioning, you may have to sell at a significant discount to NAV. In extreme cases, you may not be able to sell your shares at all.

Trading may be halted. Trading of Vanguard ETF Shares on an exchange may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of ETF Shares may also be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

Conversion Privilege

Owners of conventional shares issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

You must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® or with any other brokerage firm. To initiate a conversion of conventional shares to ETF Shares, please contact your broker.

Vanguard Brokerage Services does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege.

Converting conventional shares to ETF Shares is generally accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer,

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Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective NAVs of the two share classes.

Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares can be converted. For example, if you owned 300.25 conventional shares, and this was equivalent in value to 90.75 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares with a value equal to 0.75 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.75 ETF Shares or (2) redeem the 2.481 conventional shares for cash at NAV and deliver that cash to your account. If your broker chose to redeem your conventional shares, you would realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services, all conventional shares for which you request conversion will be converted to ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will not be taxable.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund to ETF Shares:

•The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class to which the shares will be converted.

•Until the conversion process is complete, you will remain fully invested in a fund's conventional shares, and your investment will increase or decrease in value in tandem with the NAV of those shares.

•The conversion transaction is nontaxable except, if applicable, to the very limited extent previously described.

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A precautionary note to investment companies: Vanguard ETF Shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940. Vanguard has obtained an SEC exemptive order that allows registered investment companies to invest in the issuing funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including the requirement to enter into a participation agreement with Vanguard.

Frequent Trading and Market-Timing

Unlike frequent trading of a Vanguard fund's conventional (i.e., not exchange-traded) classes of shares, frequent trading of ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund, they do not harm the fund or its shareholders. Certain broker-dealers are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades typically are effected in kind (i.e., for securities and not for cash), or are assessed a transaction fee when effected in cash, they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent trading. For these reasons, the board of trustees of each fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.

Portfolio Holdings

Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange- traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund's return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

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The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds' marketing costs.

Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of October 31, 2019, Vanguard served as advisor for approximately $4.7 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended October 31, 2019, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.

Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.

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For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.

The managers primarily responsible for the day-to-day management of the Fund are:

Christine D. Franquin, Principal of Vanguard. She has managed investment portfolios since joining Vanguard in 2000 and has managed the Fund since 2013 (co-managed since 2016). Education: B.A., Universitaire Faculteiten Sint-Ignatius Antwerpen, Belgium; J.D., University of Liege, Belgium; M.S., Clark University.

Scott E. Geiger, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 2006, has worked in investment management since 2008, has managed investment portfolios since 2013, and has co-managed the Fund since 2017. Education: B.S., Millersville University.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

From time to time, the Fund may pay out higher-than-expected distributions. As an index fund, the Fund must adjust its holdings to reflect changes in its target index. In some cases, such changes may force an index fund to sell securities that have appreciated in value, thereby realizing a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, a substantial change in the market capitalization of the issuer, or the movement of a country from emerging market to developed market status.

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Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Reinvestment of Distributions

In order to reinvest dividend and capital gains distributions, investors in the Fund's ETF Shares must hold their shares at a broker that offers a reinvestment service. This can be the broker's own service or a service made available by a third party, such as the broker's outside clearing firm or the DTC. If a reinvestment service is available, distributions of income and capital gains can automatically be reinvested in additional whole and fractional ETF Shares of the Fund. If a reinvestment service is not available, investors will receive their distributions in cash. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

As with all exchange-traded funds, reinvestment of dividend and capital gains distributions in additional ETF Shares will occur four business days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of the Fund's shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund's income, gains, and losses.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

•Distributions are taxable to you whether or not you reinvest these amounts in additional ETF Shares.

•Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

•Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding- period requirements with respect to your ETF Shares, you may be eligible for reduced tax rates on "qualified dividend income,"if any, distributed by the Fund.

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•Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned ETF Shares.

•Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

•A sale of ETF Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on "net investment income." Net investment income takes into account distributions paid by the Fund and capital gains from any sale of ETF Shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale of ETF Shares, may be subject to state and local income taxes.

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Share Price and Market Price

Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund's assets may be

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affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Remember: If you buy or sell ETF Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your ETF Shares in Creation Unit blocks (an option available only to certain authorized broker-dealers) or if you convert your conventional fund shares to ETF Shares.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

23

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard's website will show the previous day's closing NAV and closing market price for the Fund's ETF Shares.

Additional Information

	Inception	Vanguard	CUSIP
	Date	Fund Number	Number

Total World Stock Index Fund

ETF Shares	6/24/2008	3141	922042742

Certain affiliates of the Fund and the advisor may purchase and resell ETF Shares pursuant to the prospectus.

24

Financial Highlights

Financial highlights information is intended to help you understand a fund's performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund's most recent annual report to shareholders. You may obtain a free copy of a fund's latest annual or semiannual report, which is available upon request.

Total World Stock Index Fund ETF Shares

					Year Ended October 31,
For a Share Outstanding Throughout Each Period	2019		2018		2017		2016	2015

Net Asset Value, Beginning of Period	$69.96		$72.13		$59.62		$59.34	$60.89

Investment Operations

Net Investment Income	1.801	1	1.732	1	1.512	1	1.443	1.436

Net Realized and Unrealized Gain (Loss) on
Investments	6.825		(2.241)		12.528		.204	(1.562)
Total from Investment Operations	8.626		(.509)		14.040		1.647	(.126)

Distributions

Dividends from Net Investment Income	(1.756)		(1.661)		(1.530)		(1.367)	(1.424)

Distributions from Realized Capital Gains	—		—		—		—	—

Total Distributions	(1.756)		(1.661)		(1.530)		(1.367)	(1.424)

Net Asset Value, End of Period	$76.83		$69.96		$72.13		$59.62	$59.34

Total Return	12.60%		–0.82%		23.82%		2.89%	–0.23%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$12,122		$11,372		$9,755		$6,112	$5,008

Ratio of Total Expenses to Average Net Assets	0.08%		0.09%		0.10%		0.11%	0.14%

Ratio of Net Investment Income to Average
Net Assets	2.48%		2.32%		2.28%		2.50%	2.42%

Portfolio Turnover Rate2	7%		9%		10%		15%	7%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

25

CFA® is a registered trademark owned by CFA Institute.

London Stock Exchange Group companies include FTSE International Limited ("FTSE"), Frank Russell Company ("Russell"), MTS Next Limited ("MTS"), and FTSE TMX Global Debt Capital Markets Inc. ("FTSE TMX"). All rights reserved. "FTSE®", "Russell®", "MTS®", "FTSE TMX®" and "FTSE Russell" and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under licence. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies' index values and the use of their indexes to create financial products require a licence with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

26

Glossary of Investment Terms

Authorized Participant. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the issuing fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund's Distributor.

Bid-Ask Spread. The difference between the price a dealer is willing to pay for a security (the bid price) and the somewhat higher price at which the dealer is willing to sell the same security (the ask price).

Capital Gains Distributions. Payments to fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation.

Creation Unit. A large block of a specified number of ETF Shares. Certain broker- dealers known as "Authorized Participants" may purchase and redeem ETF Shares from the issuing fund in Creation Unit size blocks.

Dividend Distributions. Payments to fund shareholders of income from interest or dividends generated by a fund's investments.

Ex-Dividend Date. The date when a distribution of dividends and/or capital gains is deducted from the share price of a mutual fund, ETF, or stock. On the ex-dividend date, the share price drops by the amount of the distribution per share (plus or minus any market activity).

Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer's securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

FTSE All-World Index. An index that tracks large- and mid-capitalization stocks in countries around the world, including both developed and emerging markets.

27

FTSE Global All Cap Fair Value Index. An index that measures returns of the FTSE Global All Cap Index, adjusted to reflect price changes for index securities in markets that have closed prior to the close of the U.S. stock market. Fair value prices and foreign exchange rates as of 4 p.m., Eastern time, are used in the calculation. The FTSE Global All Cap Fair Value Index uses tax rates based on the withholding tax rates applicable to dividends received by a regulated investment company (mutual fund) domiciled in the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a fund attempts to track—rather than outperform—a specified market benchmark, or "index."

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund's board of trustees and renegotiation with the lender syndicate on an annual basis.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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Institutional Division

P.O. Box 2900

Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Total World Stock ETF, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund's ETF Shares and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about Vanguard ETF Shares, please visit vanguard.com or contact us as follows:

The Vanguard Group

Institutional Investor Information

P.O. Box 2900

Valley Forge, PA 19482-2900

Telephone: 866-499-8473

Information Provided by the Securities and Exchange Commission (SEC)

Reports and other information about the Fund are available in the EDGAR database on the SEC's website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.

Fund's Investment Company Act file number: 811-05972

© 2020 The Vanguard Group, Inc. All rights reserved.

U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

Vanguard Marketing Corporation, Distributor.

P 3141 022020

Vanguard Total World Stock Index Fund Prospectus

February 27, 2020

Institutional Shares

Vanguard Total World Stock Index Fund Institutional Shares (VTWIX)

See the inside front cover for important information about access to your fund's annual and semiannual shareholder reports.

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2019.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund's annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Fund Summary	1	Investing With Vanguard	21
Investing in Index Funds	6	Purchasing Shares	21

More on the Fund	7	Converting Shares	24

The Fund and Vanguard	14	Redeeming Shares	26

Investment Advisor	14	Exchanging Shares	29

Dividends, Capital Gains, and Taxes	15	Frequent-Trading Limitations	30

Share Price	18	Other Rules You Should Know	32

Financial Highlights	20	Fund and Account Updates	35

		Employer-Sponsored Plans	37

		Contacting Vanguard	38

		Additional Information	39

		Glossary of Investment Terms	40

Fund Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None

Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.07%
12b-1 Distribution Fee	None

Other Expenses	0.01%

Total Annual Fund Operating Expenses	0.08%

Example

The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$8	$26	$45	$103

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the FTSE Global All Cap Index, a float-adjusted, market-capitalization-weighted index designed to measure the market performance of large-, mid-, and small-capitalization stocks of companies located around the world. As of October 31, 2019, the Index included 8,936 stocks of companies located in 49 markets, including both developed and emerging markets. As of October 31, 2019, the largest markets covered in the Index were the United States, Japan, and the United Kingdom (which made up approximately 55%, 8%, and 5%, respectively, of the Index's market capitalization). The Fund attempts to sample the target index by investing all, or substantially all, of its assets in common stocks in the Index and by holding a representative sample of securities that resembles the full Index in terms of key risk factors and other characteristics. These factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

2

•Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

•Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

•Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

•Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund's target index. Index sampling risk for the Fund is expected to be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund's target index and other comparative indexes, which have investment characteristics similar to those of the Fund. The Spliced Total World Stock Index reflects the performance of the FTSE All-World Index through December 18, 2011, and the FTSE Global All Cap Index thereafter. Returns for the FTSE Indexes shown are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

3

Annual Total Returns — Vanguard Total World Stock Index Fund Institutional Shares

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
60%

40%	13.08		17.35	23.00				24.20		26.78
20%					4.00		8.77
0%
-20%		-7.71				-1.87			-9.66

-40%
-60%

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.05% (quarter ended September 30, 2010), and the lowest return for a quarter was –18.17% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Vanguard Total World Stock Index Fund Institutional Shares

Return Before Taxes	26.78%	8.71%	9.05%

Return After Taxes on Distributions	25.96	8.06	8.49

Return After Taxes on Distributions and Sale of Fund Shares	16.23	6.74	7.30

Comparative Indexes
(reflect no deduction for fees or expenses)

FTSE Global All Cap Index	26.91%	8.74%	—

FTSE All-World Index	27.04	8.86	9.16

Spliced Total World Stock Index	26.91	8.74	9.12

FTSE Global All Cap Fair Value Index	26.82	—	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

4

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Christine D. Franquin, Principal of Vanguard. She has managed the Fund since 2013 (co-managed since 2016).

Scott E. Geiger, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2017.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Institutional Shares is $5 million. The minimum investment amount required to add to an existing Fund account is generally $1. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer- sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. One cannot invest directly in an index.

The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. Generally, the index sponsor does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the target index or its related data. Errors made by the index sponsor may occur from time to time and may not be identified by the index sponsor for a period of time or at all. Vanguard does not provide any warranty or guarantee against such errors. Therefore, the gains, losses, or costs associated with the index sponsor's errors will generally be borne by the index fund and its shareholders.

An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them. The ability of an index fund to match its performance to that of its target index can also be impacted by, among other things, the timing and size of cash flows and the size of the fund. Market disruptions and regulatory restrictions could also have an adverse effect on a fund's ability to adjust its exposure to the required levels in order to track the index.

Index funds typically have the following characteristics:

•Variety of investments. Index funds generally invest in the securities of a variety of companies and industries.

•Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

•Low cost. Index funds are generally inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity— and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.

6

More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund's Institutional Shares, which are generally for investors who invest a minimum of $5 million. A separate prospectus offers the Fund's AdmiralTM Shares, which generally have an investment minimum of $3,000. In addition, the Fund issues ETF Shares (an exchange-traded class of shares), which are also offered through a separate prospectus.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Total World Stock Index Fund Institutional Shares' expense ratio would be 0.08%, or $0.80 per $1,000 of average net assets. The average expense ratio for global funds in 2018 was 1.11%, or $11.10 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

7

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days' notice to shareholders.

Market Exposure

The Fund seeks to track the investment performance of the FTSE Global All Cap Index, a benchmark index consisting of common stocks of large-, mid-, and small-capitalization companies located around the world. As of October 31, 2019, the Index included 8,936 stocks of companies located in 49 markets, including both developed and emerging markets. As of October 31, 2019, the largest markets covered in the Index were the United States, Japan, and the United Kingdom (which made up approximately 55%, 8%, and 5%, respectively, of the Index's market capitalization).

8

Plain Talk About International Investing

U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar accounting, auditing, legal, tax, and financial reporting standards and practices as U.S. companies and the U.S. government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

The Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

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Security Selection

The Fund uses a sampling method of indexing, meaning that the Fund's advisor, using computer programs, selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. These factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund's target index. Index sampling risk for the Fund is expected to be low.

The FTSE Global All Cap Index. The FTSE Global All Cap Index is maintained by FTSE Group (FTSE), a widely known global index provider.

Depositary receipts. The Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in the component securities. However, the Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts (also sold as participatory notes) of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets in one country but represent shares of issuers domiciled in another country. Generally, the Fund will hold depositary receipts only when the advisor believes that the Fund would benefit from holding the depositary receipt, rather than the underlying component security. For example, the Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or if government regulators place restrictions on the free flow of capital or currency. The Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund's portfolio.

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

The Fund may invest, to a limited extent, in equity futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate.

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Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative, in order to maintain the same currency exposure as its target index. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, would not prevent the Fund's securities from falling in value as a result of risks other than unfavorable currency exchange movements. The Fund may use these contracts to gain currency exposure when investing in equity futures and to settle trades in a foreign currency.

Cash Management

The Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund's holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see "Potentially disruptive redemptions" under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor's transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see "Emergency circumstances" under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

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Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange- traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation- Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short- term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

•Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund's operation or performance.

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•Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

•Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange- traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund's return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

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The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds' marketing costs.

Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of October 31, 2019, Vanguard served as advisor for approximately $4.7 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended October 31, 2019, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.

Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.

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For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.

The managers primarily responsible for the day-to-day management of the Fund are:

Christine D. Franquin, Principal of Vanguard. She has managed investment portfolios since joining Vanguard in 2000 and has managed the Fund since 2013 (co-managed since 2016). Education: B.A., Universitaire Faculteiten Sint-Ignatius Antwerpen, Belgium; J.D., University of Liege, Belgium; M.S., Clark University.

Scott E. Geiger, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 2006, has worked in investment management since 2008, has managed investment portfolios since 2013, and has co-managed the Fund since 2017. Education: B.S., Millersville University.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

From time to time, the Fund may pay out higher-than-expected distributions. As an index fund, the Fund must adjust its holdings to reflect changes in its target index. In some cases, such changes may force an index fund to sell securities that have appreciated in value, thereby realizing a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, a substantial change in the market capitalization of the issuer, or the movement of a country from emerging market to developed market status.

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Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

•Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

•Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

•Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding- period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on "qualified dividend income,"if any, distributed by the Fund.

•Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

•Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

•A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

•Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

•Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on "net investment income." Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

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Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund's distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

•Provide your correct taxpayer identification number.

•Certify that the taxpayer identification number is correct.

•Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

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Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the non-U.S. investors page on our website at vanguard.com for information on Vanguard's non- U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

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The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

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Financial Highlights

Financial highlights information is intended to help you understand a fund's performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund's most recent annual report to shareholders. You may obtain a free copy of a fund's latest annual or semiannual report, which is available upon request.

Total World Stock Index Fund Institutional Shares

					Year Ended October 31,
For a Share Outstanding Throughout Each Period	2019		2018		2017		2016	2015

Net Asset Value, Beginning of Period	$142.87		$147.32		$121.75		$121.18	$124.35

Investment Operations

Net Investment Income	3.702	1	3.531	1	3.112	1	2.956	2.945

Net Realized and Unrealized Gain (Loss) on
Investments	13.907		(4.578)		25.594		.414	(3.189)
Total from Investment Operations	17.609		(1.047)		28.706		3.370	(.244)

Distributions

Dividends from Net Investment Income	(3.589)		(3.403)		(3.136)		(2.800)	(2.926)

Distributions from Realized Capital Gains	—		—		—		—	—

Total Distributions	(3.589)		(3.403)		(3.136)		(2.800)	(2.926)

Net Asset Value, End of Period	$156.89		$142.87		$147.32		$121.75	$121.18

Total Return	12.57%		–0.82%		23.86%		2.88%	–0.22%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$2,924		$2,570		$2,529		$1,617	$1,828

Ratio of Total Expenses to Average Net Assets	0.08%		0.08%		0.09%		0.10%	0.13%

Ratio of Net Investment Income to Average
Net Assets	2.49%		2.33%		2.29%		2.51%	2.43%

Portfolio Turnover Rate2	7%		9%		10%		15%	7%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

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Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to "you" in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Institutional Shares

To open and maintain an account. $5 million. If you request Institutional Shares when you open a new account but the investment amount does not meet the account minimum for Institutional Shares, your investment will be placed in another share class of the fund, as appropriate.

Certain Vanguard institutional clients may meet the minimum investment amount by aggregating separate accounts within the same Fund. This aggregation policy does not apply to financial intermediaries.

Vanguard may charge additional recordkeeping fees for institutional clients whose accounts are recordkept by Vanguard. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your account.

To add to an existing account. Generally $1.

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How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—826).

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.

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Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. See Share Price.

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler's checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

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Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund's operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. See Share Price.

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

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Conversions to Institutional Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares of the Fund, provided that your account meets all Institutional Shares' eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.

Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm.

Vanguard Brokerage Services does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

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Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.

Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

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By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. See Share Price.

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

•Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

•Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we

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may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see "Potentially disruptive redemptions" and "Emergency circumstances."

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard's policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.

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Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

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Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation- Protected Securities Index Fund) limits an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

•Purchases of shares with reinvested dividend or capital gains distributions.

•Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

•Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, and Vanguard Digital AdvisorTM.

•Redemptions of shares to pay fund or account fees.

•Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).

•Transfers and reregistrations of shares within the same fund.

•Purchases of shares by asset transfer or direct rollover.

•Conversions of shares from one share class to another in the same fund.

•Checkwriting redemptions.

•Section 529 college savings plans.

•Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent- trading limitations do not apply to:

•Purchases of shares with participant payroll or employer contributions or loan repayments.

•Purchases of shares with reinvested dividend or capital gains distributions.

•Distributions, loans, and in-service withdrawals from a plan.

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•Redemptions of shares as part of a plan termination or at the direction of the plan.

•Transactions executed through the Vanguard Managed Account Program.

•Redemptions of shares to pay fund or account fees.

•Share or asset transfers or rollovers.

•Reregistrations of shares.

•Conversions of shares from one share class to another in the same fund.

•Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

*The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 30-day policy previously described, prohibiting a client's purchases of fund shares, and/or revoking the client's exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary's clients. Intermediaries also may monitor their clients' trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent- trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

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Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department by telephone or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under "Account Maintenance." You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard's automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

•Authorization to act on the account (as the account owner or by legal documentation or other means).

•Account registration and address.

•Fund name and account number, if applicable.

•Other information relating to the caller, the account owner, or the account.

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Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions:

•Are provided by the person(s) authorized in accordance with Vanguard's policies and procedures to access the account and request transactions.

•Include the fund name and account number.

•Include the amount of the transaction (stated in dollars, shares, or percentage). Written instructions also must generally be provided on a Vanguard form and include:

•Signature(s) and date from the authorized person(s).

•Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)

•Any supporting documentation that may be required.

Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.

Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.

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Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state's abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state's abandoned property law, subject to potential federal or state withholding taxes.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Low-Balance Accounts

The Fund reserves the right to convert an investor's Institutional Shares to another share class, as appropriate, if the fund account balance falls below the account minimum for any reason, including market fluctuation. Any such conversion will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These

34

actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.

Account Restrictions

Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

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Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Total World Stock Index Fund twice a year, in June and December. These reports include overviews of the financial markets and provide the following specific Fund information:

•Performance assessments and comparisons with industry benchmarks.

•Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

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Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

•If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

•If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

•Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan's recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

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Contacting Vanguard

Web

Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone

Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week

Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)

For fund and service information For literature requests

Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)

Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)

For information and services for participants in employer- sponsored plans

Institutional Division	For information and services for large institutional investors
888-809-8102

Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies

Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

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Additional Information

	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation	Fund Number	Number

Total World Stock Index Fund

Institutional Shares	10/9/2008	TtlWrldIxInst	826	922042759

CFA® is a registered trademark owned by CFA Institute.

London Stock Exchange Group companies include FTSE International Limited ("FTSE"), Frank Russell Company ("Russell"), MTS Next Limited ("MTS"), and FTSE TMX Global Debt Capital Markets Inc. ("FTSE TMX"). All rights reserved. "FTSE®", "Russell®", "MTS®", "FTSE TMX®" and "FTSE Russell" and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under licence. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies' index values and the use of their indexes to create financial products require a licence with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

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Glossary of Investment Terms

Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation.

Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer's securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

FTSE All-World Index. An index that tracks large- and mid-capitalization stocks in countries around the world, including both developed and emerging markets.

FTSE Global All Cap Fair Value Index. An index that measures returns of the FTSE Global All Cap Index, adjusted to reflect price changes for index securities in markets that have closed prior to the close of the U.S. stock market. Fair value prices and foreign exchange rates as of 4 p.m., Eastern time, are used in the calculation. The FTSE Global All Cap Fair Value Index uses tax rates based on the withholding tax rates applicable to dividends received by a regulated investment company (mutual fund) domiciled in the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track— rather than outperform—a specified market benchmark, or "index."

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Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund's board of trustees and renegotiation with the lender syndicate on an annual basis.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

Institutional Division

P.O. Box 2900

Valley Forge, PA 19482-2900

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For More Information

If you would like more information about Vanguard Total World Stock Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group

Investor Information Department P.O. Box 2900

Valley Forge, PA 19482-2900

Telephone: 800-662-7447; Text telephone for people

with hearing impairment: 800-749-7273

If you are a client of Vanguard's Institutional Division: The Vanguard Group

Institutional Investor Information Department P.O. Box 2900

Valley Forge, PA 19482-2900

Telephone: 888-809-8102; Text telephone for people

with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department

Telephone: 800-662-2739; Text telephone for people

with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

Reports and other information about the Fund are available in the EDGAR database on the SEC's website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.

Fund's Investment Company Act file number: 811-05972

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

I 826 022020

Vanguard Total World Stock Index Fund Prospectus

February 27, 2020

Admiral™ Shares

Vanguard Total World Stock Index Fund Admiral Shares (VTWAX)

See the inside front cover for important information about access to your fund's annual and semiannual shareholder reports.

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2019.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund's annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Fund Summary	1	Investing With Vanguard	21
Investing in Index Funds	6	Purchasing Shares	21

More on the Fund	7	Converting Shares	24

The Fund and Vanguard	14	Redeeming Shares	25

Investment Advisor	14	Exchanging Shares	29

Dividends, Capital Gains, and Taxes	15	Frequent-Trading Limitations	29

Share Price	18	Other Rules You Should Know	31

Financial Highlights	20	Fund and Account Updates	35

		Employer-Sponsored Plans	37

		Contacting Vanguard	38

		Additional Information	38

		Glossary of Investment Terms	40

Fund Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None

Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Account Service Fee (for certain fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.09%

12b-1 Distribution Fee	None

Other Expenses	0.01%

Total Annual Fund Operating Expenses	0.10%

Example

The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the FTSE Global All Cap Index, a float-adjusted, market-capitalization-weighted index designed to measure the market performance of large-, mid-, and small-capitalization stocks of companies located around the world. As of October 31, 2019, the Index included 8,936 stocks of companies located in 49 markets, including both developed and emerging markets. As of October 31, 2019, the largest markets covered in the Index were the United States, Japan, and the United Kingdom (which made up approximately 55%, 8%, and 5%, respectively, of the Index's market capitalization). The Fund attempts to sample the target index by investing all, or substantially all, of its assets in common stocks in the Index and by holding a representative sample of securities that resembles the full Index in terms of key risk factors and other characteristics. These factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

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•Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

•Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

•Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

•Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund's target index. Index sampling risk for the Fund is expected to be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund's Admiral Shares have not been in operation long enough to report a full calendar-year return. The information presented in the bar chart and table reflects the performance of the Fund's ETF Shares, which are offered through a separate prospectus. Performance of the Fund's Admiral Shares would be substantially similar to that of the ETF Shares because both share classes constitute an investment in the same portfolio of securities; therefore, their returns generally should differ only to the extent that the expenses of the two share classes differ. The bar chart shows how the performance of the Fund's ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index and other comparative indexes, which have investment characteristics similar to those of the Fund. The Spliced Total World Stock Index reflects the performance of the FTSE All-World Index through December 18, 2011, and the FTSE Global All Cap Index thereafter. Returns for the FTSE Indexes shown are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. Keep in mind that the Fund's past performance (before and

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after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Total World Stock Index Fund ETF Shares

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
60%

40%	13.05		17.33	22.98				24.19		26.80
20%					3.97		8.77
0%
-20%		-7.71				-1.88			-9.67

-40%
-60%

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.07% (quarter ended September 30, 2010), and the lowest return for a quarter was –18.17% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Vanguard Total World Stock Index Fund ETF Shares
Based on NAV

Return Before Taxes	26.80%	8.71%	9.04%

Return After Taxes on Distributions	25.97	8.06	8.48

Return After Taxes on Distributions and Sale of Fund Shares	16.24	6.74	7.29

Based on Market Price

Return Before Taxes	26.93	8.72	9.02

Comparative Indexes
(reflect no deduction for fees or expenses)

FTSE Global All Cap Index	26.91%	8.74%	—

FTSE All-World Index	27.04	8.86	9.16

Spliced Total World Stock Index	26.91	8.74	9.12

FTSE Global All Cap Fair Value Index	26.82	—	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local

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income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Christine D. Franquin, Principal of Vanguard. She has managed the Fund since 2013 (co-managed since 2016).

Scott E. Geiger, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2017.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Admiral Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer- sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. One cannot invest directly in an index.

The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. Generally, the index sponsor does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the target index or its related data. Errors made by the index sponsor may occur from time to time and may not be identified by the index sponsor for a period of time or at all. Vanguard does not provide any warranty or guarantee against such errors. Therefore, the gains, losses, or costs associated with the index sponsor's errors will generally be borne by the index fund and its shareholders.

An index fund seeks to hold all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them. The ability of an index fund to match its performance to that of its target index can also be impacted by, among other things, the timing and size of cash flows and the size of the fund. Market disruptions and regulatory restrictions could also have an adverse effect on a fund's ability to adjust its exposure to the required levels in order to track the index.

Index funds typically have the following characteristics:

•Variety of investments. Index funds generally invest in the securities of a variety of companies and industries.

•Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

•Low cost. Index funds are generally inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity— and thus brokerage commissions and other transaction costs—to a minimum compared with actively managed funds.

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More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund's Admiral Shares. A separate prospectus offers the Fund's Institutional Shares, which are generally for investors who invest a minimum of $5 million. In addition, the Fund issues ETF Shares (an exchange-traded class of shares), which are also offered through a separate prospectus.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Total World Stock Index Fund Admiral Shares' expense ratio would be 0.10%, or $1.00 per $1,000 of average net assets. The average expense ratio for global funds in 2018 was 1.11%, or $11.10 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

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Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days' notice to shareholders.

Market Exposure

The Fund seeks to track the investment performance of the FTSE Global All Cap Index, a benchmark index consisting of common stocks of large-, mid-, and small-capitalization companies located around the world. As of October 31, 2019, the Index included 8,936 stocks of companies located in 49 markets, including both developed and emerging markets. As of October 31, 2019, the largest markets covered in the Index were the United States, Japan, and the United Kingdom (which made up approximately 55%, 8%, and 5%, respectively, of the Index's market capitalization).

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Plain Talk About International Investing

U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar accounting, auditing, legal, tax, and financial reporting standards and practices as U.S. companies and the U.S. government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Fund's target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

The Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

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Security Selection

The Fund uses a sampling method of indexing, meaning that the Fund's advisor, using computer programs, selects from the target index a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. These factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.

The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund's target index. Index sampling risk for the Fund is expected to be low.

The FTSE Global All Cap Index. The FTSE Global All Cap Index is maintained by FTSE Group (FTSE), a widely known global index provider.

Depositary receipts. The Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in the component securities. However, the Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts (also sold as participatory notes) of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets in one country but represent shares of issuers domiciled in another country. Generally, the Fund will hold depositary receipts only when the advisor believes that the Fund would benefit from holding the depositary receipt, rather than the underlying component security. For example, the Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or if government regulators place restrictions on the free flow of capital or currency. The Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund's portfolio.

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

The Fund may invest, to a limited extent, in equity futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset

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(such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative, in order to maintain the same currency exposure as its target index. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, would not prevent the Fund's securities from falling in value as a result of risks other than unfavorable currency exchange movements. The Fund may use these contracts to gain currency exposure when investing in equity futures and to settle trades in a foreign currency.

Cash Management

The Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund's holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see "Potentially disruptive redemptions" under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor's transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see "Emergency circumstances" under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund

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lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange- traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation- Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short- term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will

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be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

•Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund's operation or performance.

•Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

•Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange- traded) shares or to changes in the composition of its target index. The Financial Highlights section of this prospectus shows the turnover rate for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund's return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

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The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds' marketing costs.

Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of October 31, 2019, Vanguard served as advisor for approximately $4.7 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended October 31, 2019, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.

Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.

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For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.

The managers primarily responsible for the day-to-day management of the Fund are:

Christine D. Franquin, Principal of Vanguard. She has managed investment portfolios since joining Vanguard in 2000 and has managed the Fund since 2013 (co-managed since 2016). Education: B.A., Universitaire Faculteiten Sint-Ignatius Antwerpen, Belgium; J.D., University of Liege, Belgium; M.S., Clark University.

Scott E. Geiger, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 2006, has worked in investment management since 2008, has managed investment portfolios since 2013, and has co-managed the Fund since 2017. Education: B.S., Millersville University.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

From time to time, the Fund may pay out higher-than-expected distributions. As an index fund, the Fund must adjust its holdings to reflect changes in its target index. In some cases, such changes may force an index fund to sell securities that have appreciated in value, thereby realizing a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, a substantial change in the market capitalization of the issuer, or the movement of a country from emerging market to developed market status.

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Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

•Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

•Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

•Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding- period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on "qualified dividend income,"if any, distributed by the Fund.

•Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

•Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

•A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

•Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

•Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on "net investment income." Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

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Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund's distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

•Provide your correct taxpayer identification number.

•Certify that the taxpayer identification number is correct.

•Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

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Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the non-U.S. investors page on our website at vanguard.com for information on Vanguard's non-U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. Each share class offered by the Fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

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The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

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Financial Highlights

Financial highlights information is intended to help you understand a fund's performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund's most recent annual report to shareholders. You may obtain a free copy of a fund's latest annual or semiannual report, which is available upon request.

Total World Stock Index Fund Admiral Shares

	February 7, 20191 to
For a Share Outstanding Throughout the Period	October 31, 2019

Net Asset Value, Beginning of Period	$25.00

Investment Operations

Net Investment Income2	.488

Net Realized and Unrealized Gain (Loss) on
Investments	2.173

Total from Investment Operations	2.661

Distributions

Dividends from Net Investment Income	(.441 )

Distributions from Realized Capital Gains	—

Total Distributions	(.441 )

Net Asset Value, End of Period	$27.22

Total Return3	10.73%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$2,181

Ratio of Total Expenses to Average Net Assets	0.10%	4

Ratio of Net Investment Income to Average
Net Assets	2.53%	4
Portfolio Turnover Rate5	7%	6

1Inception.

2Calculated based on average shares outstanding.

3Total return does not include account service fees that may have applied in the period shown.

4Annualized.

5Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

6Reflects the Fund's portfolio turnover for the fiscal year ended October 31, 2019.

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Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to "you" in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Admiral Shares

To open and maintain an account. $3,000. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

To add to an existing account. Generally $1.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

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Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard— 5028).

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. See Share Price.

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For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.

Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler's checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a

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history of frequent trading or because the purchase may negatively affect a fund's operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. See Share Price.

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions to Institutional Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares of the Fund, provided that your account meets all Institutional Shares' eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.

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Conversions to ETF Shares

Owners of conventional shares (i.e., not exchange-traded shares) issued by the Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm.

Vanguard Brokerage Services does not impose a fee on conversions from conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.

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How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.

Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. See Share Price.

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

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•Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

•Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see "Potentially disruptive redemptions" and "Emergency circumstances."

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

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Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard's policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

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Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation- Protected Securities Index Fund) limits an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

•Purchases of shares with reinvested dividend or capital gains distributions.

•Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

•Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, and Vanguard Digital AdvisorTM.

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•Redemptions of shares to pay fund or account fees.

•Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).

•Transfers and reregistrations of shares within the same fund.

•Purchases of shares by asset transfer or direct rollover.

•Conversions of shares from one share class to another in the same fund.

•Checkwriting redemptions.

•Section 529 college savings plans.

•Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent- trading limitations do not apply to:

•Purchases of shares with participant payroll or employer contributions or loan repayments.

•Purchases of shares with reinvested dividend or capital gains distributions.

•Distributions, loans, and in-service withdrawals from a plan.

•Redemptions of shares as part of a plan termination or at the direction of the plan.

•Transactions executed through the Vanguard Managed Account Program.

•Redemptions of shares to pay fund or account fees.

•Share or asset transfers or rollovers.

•Reregistrations of shares.

•Conversions of shares from one share class to another in the same fund.

•Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

*The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

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Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 30-day policy previously described, prohibiting a client's purchases of fund shares, and/or revoking the client's exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary's clients. Intermediaries also may monitor their clients' trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent- trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department by telephone or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically.

31

If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under "Account Maintenance." You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard's automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

•Authorization to act on the account (as the account owner or by legal documentation or other means).

•Account registration and address.

•Fund name and account number, if applicable.

•Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions:

•Are provided by the person(s) authorized in accordance with Vanguard's policies and procedures to access the account and request transactions.

•Include the fund name and account number.

•Include the amount of the transaction (stated in dollars, shares, or percentage). Written instructions also must generally be provided on a Vanguard form and include:

•Signature(s) and date from the authorized person(s).

•Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)

•Any supporting documentation that may be required.

Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

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Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.

Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state's abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state's abandoned property law, subject to potential federal or state withholding taxes.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.

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Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard may charge a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from fund accounts subject to the fee once per calendar year.

If you elect to receive your statements and other materials electronically (i.e., by e-delivery), the account service fee will not be charged, so long as your election remains in effect. You can make your e-delivery election on vanguard.com.

Beginning on January 1, 2021, you may elect to receive paper copies of shareholder reports free of charge as noted on the cover of this prospectus.

Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a

34

shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.

Account Restrictions

Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

35

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Total World Stock Index Fund twice a year, in June and December. These reports include overviews of the financial markets and provide the following specific Fund information:

•Performance assessments and comparisons with industry benchmarks.

•Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

36

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

•If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

•If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

•Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan's recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

37

Contacting Vanguard

Web

Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone

Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week

Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)

For fund and service information For literature requests

Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)

Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)

For information and services for participants in employer- sponsored plans

Institutional Division	For information and services for large institutional investors
888-809-8102

Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies

Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

Additional Information
	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation	Fund Number	Number

Total World Stock Index Fund

Admiral Shares	2/07/2019	TtlWldIxAdml	5028	922042619

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CFA® is a registered trademark owned by CFA Institute.

London Stock Exchange Group companies include FTSE International Limited ("FTSE"), Frank Russell Company ("Russell"), MTS Next Limited ("MTS"), and FTSE TMX Global Debt Capital Markets Inc. ("FTSE TMX"). All rights reserved. "FTSE®", "Russell®", "MTS®", "FTSE TMX®" and "FTSE Russell" and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under licence. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies' index values and the use of their indexes to create financial products require a licence with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

39

Glossary of Investment Terms

Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation.

Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer's securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

FTSE All-World Index. An index that tracks large- and mid-capitalization stocks in countries around the world, including both developed and emerging markets.

FTSE Global All Cap Fair Value Index. An index that measures returns of the FTSE Global All Cap Index, adjusted to reflect price changes for index securities in markets that have closed prior to the close of the U.S. stock market. Fair value prices and foreign exchange rates as of 4 p.m., Eastern time, are used in the calculation. The FTSE Global All Cap Fair Value Index uses tax rates based on the withholding tax rates applicable to dividends received by a regulated investment company (mutual fund) domiciled in the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track— rather than outperform—a specified market benchmark, or "index."

40

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund's board of trustees and renegotiation with the lender syndicate on an annual basis.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Total World Stock Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group

Investor Information Department P.O. Box 2600

Valley Forge, PA 19482-2600

Telephone: 800-662-7447; Text telephone for people

with hearing impairment: 800-749-7273

If you are a participant in an employer-sponsored plan: The Vanguard Group

Participant Services P.O. Box 2900

Valley Forge, PA 19482-2900

Telephone: 800-523-1188; Text telephone for people

with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department

Telephone: 800-662-2739; Text telephone for people

with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

Reports and other information about the Fund are available in the EDGAR database on the SEC's website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.

Fund's Investment Company Act file number: 811-05972

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

P 5028 022020

PART B

VANGUARD® INTERNATIONAL EQUITY INDEX FUNDS

STATEMENT OF ADDITIONAL INFORMATION

February 27, 2020

This Statement of Additional Information is not a prospectus but should be read in conjunction with a Fund's current prospectus (dated February 27, 2020). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Fund's financial statements as hereby incorporated by reference, please contact The Vanguard Group, Inc. (Vanguard).

Phone: Investor Information Department at 800-662-7447

Online: vanguard.com

TABLE OF CONTENTS

Description of the Trust ...................................................................................................................	B-1
Fundamental Policies .......................................................................................................................	B-4
Investment Strategies, Risks, and Nonfundamental Policies ...........................................................	B-5
Share Price .....................................................................................................................................	B-23
Purchase and Redemption of Shares..............................................................................................	B-23
Management of the Funds..............................................................................................................	B-25
Investment Advisory and Other Services .......................................................................................	B-42
Portfolio Transactions ....................................................................................................................	B-47
Proxy Voting ...................................................................................................................................	B-49
Information About the ETF Share Class ........................................................................................	B-49
Financial Statements......................................................................................................................	B-88
Appendix A.....................................................................................................................................	B-89

DESCRIPTION OF THE TRUST

Vanguard International Equity Index Funds (the Trust) currently offers the following funds and share classes (identified by ticker symbol):

Share Classes1
Fund2				Institutional
	Investor	Admiral	Institutional	Plus	ETF
Vanguard European Stock Index Fund3	VEURX	VEUSX	VESIX	VEUPX	VGK

Vanguard Pacific Stock Index Fund4	VPACX	VPADX	VPKIX	—	VPL
Vanguard Emerging Markets Stock Index Fund5	VEIEX	VEMAX	VEMIX	VEMRX	VWO
Vanguard FTSE All-World ex-US Index Fund	—	VFWAX	VFWSX	VFWPX	VEU

Vanguard Total World Stock Index Fund	—	VTWAX	VTWIX	—	VT
Vanguard FTSE All-World ex-US Small-Cap Index Fund	—	VFSAX	VFSNX	—	VSS
Vanguard Global ex-U.S. Real Estate Index Fund	—	VGRLX	VGRNX	—	VNQI

1 Individually, a class; collectively, the classes.

2 Individually, a Fund; collectively, the Funds.

3 The ETF Share class is known as Vanguard FTSE Europe ETF.

4 The ETF Share class is known as Vanguard FTSE Pacific ETF.

5 The ETF Share class is known as Vanguard FTSE Emerging Markets ETF.

The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

Organization

The Trust was organized as a Maryland corporation in 1989, and was reorganized as a Delaware statutory trust in 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard International Equity Index Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. All Funds within the Trust are classified as diversified within the meaning of the 1940 Act.

Service Providers

Custodian. Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286 (for the European Stock Index, Pacific Stock Index, FTSE All-World ex-US Index, and FTSE All-World ex-US Small-Cap Index Funds); JPMorgan Chase Bank, 383 Madison Avenue, New York, NY 10179 (for the Emerging Markets Stock Index Fund); and State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (for the Total World Stock Index and Global ex-U.S. Real Estate Index Funds) serve as the Funds' custodians. The custodians are responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.

Transfer and Dividend-Paying Agent. The Funds' transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.

Characteristics of the Funds' Shares

Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund's shares, other than those described in the Fund's current prospectus and elsewhere in this Statement of Additional Information. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund's debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.

Dividend Rights. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan approved by the Fund's board of trustees.

Voting Rights. Shareholders are entitled to vote on a matter if (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class;

(2)the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets, to change any fundamental policy of a Fund (please see Fundamental Policies), and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote by the shareholders.

Liquidation Rights. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

Preemptive Rights. There are no preemptive rights associated with the Funds' shares.

Conversion Rights. Fund shareholders may convert their shares to another class of shares of the same Fund upon the satisfaction of any then-applicable eligibility requirements, as described in the Fund's current prospectus. ETF Shares cannot be converted into conventional shares of a fund by a shareholder. For additional information about the conversion rights applicable to ETF Shares, please see Information About the ETF Share Class.

Redemption Provisions. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

Sinking Fund Provisions. The Funds have no sinking fund provisions.

Calls or Assessment. Each Fund's shares, when issued, are fully paid and non-assessable.

Tax Status of the Funds

Each Fund expects to qualify each year for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements relating to the source of its income and the diversification of its assets. If a Fund fails to meet these requirements in any taxable year, the Fund will, in some cases, be able to cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, and/or disposing of certain assets. If the Fund is ineligible to or otherwise does not cure such failure for any year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

Dividends received and distributed by each Fund on shares of stock of domestic corporations (excluding Real Estate Investment Trusts (REITs)) and certain foreign corporations generally may be eligible to be reported by the Fund, and treated by individual shareholders, as "qualified dividend income" taxed at long-term capital gain rates instead of at higher ordinary income tax rates. Individuals must satisfy holding period and other requirements in order to be eligible for such treatment. Also, distributions attributable to income earned on a Fund's securities lending transactions, including substitute dividend payments received by a Fund with respect to a security out on loan, will not be eligible for treatment as qualified dividend income.

Taxable ordinary dividends received and distributed by each Fund on its REIT holdings may be eligible to be reported by a Fund, and treated by individual shareholders, as "qualified REIT dividends" that are eligible for a 20% deduction on its federal income tax returns. Individuals must satisfy holding period and other requirements in order to be eligible for this deduction. A Fund's ability to pass-through this deduction to Fund shareholders is based on preliminary IRS guidance and is subject to change. Shareholders should consult their own tax professionals concerning their eligibility for this deduction.

Dividends received and distributed by each Fund on shares of stock of domestic corporations (excluding REITs) may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Also, distributions attributable to income earned on a Fund's securities lending transactions, including substitute dividend payments received by a Fund with respect to a security out on loan, will not be eligible for the dividends-received deduction.

Each Fund may declare a capital gain dividend consisting of the excess (if any) of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforwards of the Fund. For Fund fiscal years beginning on or after December 22, 2010, capital losses may be carried forward indefinitely and retain their character as either short-term or long-term. Under prior law, net capital losses could be carried forward for eight tax years and were treated as short-term capital losses. A Fund is required to use capital losses arising in fiscal years beginning on or after December 22, 2010, before using capital losses arising in fiscal years beginning prior to December 22, 2010.

FUNDAMENTAL POLICIES

Each Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy or (2) more than 50% of the Fund's net assets.

Borrowing. Each Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Commodities. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Diversification. For Vanguard European Stock Index, Pacific Stock Index, and Emerging Markets Stock Index Funds, with respect to 75% of its total assets, each Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities. Additionally, each Fund will limit the aggregate value of holdings of a single issuer (other than U.S. government securities, as defined in the IRC) to a maximum of 25% of the Fund's total assets as of the end of each quarter of the taxable year.

For Vanguard FTSE All-World ex-US Index, Total World Stock Index, FTSE All-World ex-US Small-Cap Index, and Global ex- U.S. Real Estate Index Funds: Each Fund may not change its classification as a "management company" or its subclassifications as an "open-end company" and as a "diversified company," as each such term is defined in the 1940 Act.

Industry Concentration. Each Fund (other than Vanguard Global ex-U.S. Real Estate Index Fund) will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries, except as may be necessary to approximate the composition of its target index. Vanguard Global ex-U.S. Real Estate Index Fund will concentrate its investments in the securities of issuers whose principal business activities are in the real estate industry.

Loans. Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Real Estate. Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate.

Senior Securities. Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Underwriting. Each Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.

Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see Investment Strategies, Risks, and Nonfundamental Policies.

None of these policies prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See Management of the Funds for more information.

INVESTMENT STRATEGIES, RISKS, AND NONFUNDAMENTAL POLICIES

Some of the investment strategies and policies described on the following pages and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment strategies and policies.

The following investment strategies, risks, and policies supplement each Fund's investment strategies, risks, and policies set forth in the prospectus. With respect to the different investments discussed as follows, a Fund may acquire such investments to the extent consistent with its investment strategies and policies.

Borrowing. A fund's ability to borrow money is limited by its investment policies and limitations; by the 1940 Act; and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets (at the time of borrowing) made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased with the proceeds of such borrowing. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales "against-the-box"); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and participating in other similar trading practices. (Additional discussion about a number of these transactions can be found on the following pages.) A borrowing transaction will not be considered to constitute the issuance, by a fund, of a "senior security," as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position; segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction; or otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or to fulfill other obligations.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation's capital structure, convertible securities are senior to common stock but are usually subordinated to senior debt obligations of the issuer.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible debt security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar debt security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and they are generally subject to a high degree of credit risk.

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertible securities may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity- linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by a fund is subject to such redemption option and is called for redemption, the fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.

Cybersecurity Risks. The increased use of technology to conduct business could subject a fund and its third-party service providers (including, but not limited to, investment advisors, transfer agents, and custodians) to risks associated with cybersecurity. In general, a cybersecurity incident can occur as a result of a deliberate attack designed to gain unauthorized access to digital systems. If the attack is successful, an unauthorized person or persons could misappropriate assets or sensitive information, corrupt data, or cause operational disruption. A cybersecurity incident could also occur unintentionally if, for example, an authorized person inadvertently released proprietary or confidential information. Vanguard has developed robust technological safeguards and business continuity plans to prevent, or reduce the impact of, potential cybersecurity incidents. Additionally, Vanguard has a process for assessing the information security and/or cybersecurity programs implemented by a fund's third-party service providers, which helps minimize the risk of potential incidents that could impact a Vanguard fund or its shareholders. Despite these measures, a cybersecurity incident still has the potential to disrupt business operations, which could negatively impact a fund and/ or its shareholders. Some examples of negative impacts that could occur as a result of a cybersecurity incident include, but are not limited to, the following: a fund may be unable to calculate its net asset value (NAV), a fund's shareholders may be unable to transact business, a fund may be unable to process transactions, or a fund may be unable to safeguard its data or the personal information of its shareholders.

Depositary Receipts. Depositary receipts (also sold as participatory notes) are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution, and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and they are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of nonobjection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of noncash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Derivatives. A derivative is a financial instrument that has a value based on—or "derived from"—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, certain forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and certain other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, may be privately negotiated and entered into in the over-the-counter market (OTC Derivatives) or may be cleared through a clearinghouse (Cleared Derivatives) and traded on an exchange or swap execution facility. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act), certain swap agreements, such as certain standardized credit default and interest rate swap agreements, must be cleared through a clearinghouse and traded on an exchange or swap execution facility. This could result in an increase in the overall costs of such transactions. While the intent of derivatives regulatory reform is to mitigate risks associated with derivatives markets, the new regulations could, among other things, increase liquidity and decrease pricing for more standardized products while decreasing liquidity and increasing pricing for less standardized products. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities or assets on which the derivatives are based.

Derivatives may be used for a variety of purposes, including—but not limited to—hedging, managing risk, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, and seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments. Some investors may use derivatives primarily for speculative purposes while other uses of derivatives may not constitute speculation. There is no assurance that any derivatives strategy used by a fund's advisor will succeed. The other parties to a fund's OTC Derivatives contracts (usually referred to as "counterparties") will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such OTC Derivatives may qualify as securities or investments under such laws. A fund's advisors, however, will monitor and adjust, as appropriate, the fund's credit risk exposure to OTC Derivative counterparties.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

When a fund enters into a Cleared Derivative, an initial margin deposit with a Futures Commission Merchant (FCM) is required. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a Cleared Derivative over a fixed period. If the value of the fund's Cleared Derivatives declines, the fund will be required to make additional "variation margin" payments to the FCM to settle the change in value. If the value of the fund's Cleared Derivatives increases, the FCM will be required to make additional "variation margin" payments to the fund to settle the change in value. This process is known as "marking-to-market" and is calculated on a daily basis.

For OTC Derivatives, a fund is subject to the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with certain OTC Derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because certain derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a "senior security," as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives (in particular, OTC Derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Each Fund intends to comply with Rule 4.5 under the Commodity Exchange Act (CEA), under which a mutual fund may be excluded from the definition of the term Commodity Pool Operator (CPO) if the fund meets certain conditions such as limiting its investments in certain CEA-regulated instruments (e.g., futures, options, or swaps) and complying with certain marketing restrictions. Accordingly, Vanguard is not subject to registration or regulation as a CPO with respect to each Fund under the CEA. A Fund will only enter into futures contracts and futures options that are traded on a U.S. or foreign exchange, board of trade, or similar entity or that are quoted on an automated quotation system.

Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs). Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

An investment in an ETF generally presents the same principal risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF's shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; and (3) trading of an ETF's shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of an ETF's shares may also be halted if the shares are delisted from the exchange without first being listed on another exchange or if the listing exchange's officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described under the heading "Other Investment Companies."

Vanguard ETF®* Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard funds. A fund's investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading "Other Investment Companies," except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.

* U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

Foreign Securities. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company's principal operations are conducted from the United States or when the company's equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter (OTC) markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there are risks that could result in a loss to the fund, including, but not limited to, the risk that a fund's trade details could be incorrectly or fraudulently entered at the time of a transaction. Securities of foreign issuers are generally more volatile and less liquid than securities of comparable U.S. issuers, and foreign investments may be effected through structures that may be complex or confusing. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. The risk that securities traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities, is also heightened. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Additionally, economic or other sanctions imposed on the United States by a foreign country, or imposed on a foreign country or issuer by the United States, could impair a fund's ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities. Sanctions could also affect the value and/or liquidity of a foreign security.

Although an advisor will endeavor to achieve the most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions and other transaction costs are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a fund that invests primarily in foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Additionally, bankruptcy laws vary by jurisdiction and cash deposits may be subject to a custodian's creditors. Certain foreign governments levy withholding or other taxes against dividend and interest income from, capital gains on the sale of, or transactions in foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the nonrecovered portion of foreign withholding taxes will reduce the income received from such securities.

The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and it tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading "Foreign Securities—Foreign Currency Transactions," a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred from converting between various currencies in order to purchase and sell foreign securities, as well as by currency restrictions, exchange control regulations, currency devaluations, and political and economic developments.

Foreign Securities—China A-shares Risk. China A-shares (A-shares) are shares of mainland Chinese companies that are traded locally on the Shanghai and Shenzhen stock exchanges. In order to invest in A-shares, a foreign investor must have access to an investment quota through a Qualified Foreign Institutional Investor (QFII) or a Renminbi QFII (RQFII) license holder. A-shares are also available through the China Stock Connect Program, subject to separate quota limitations. The developing state of the investment and banking systems of the People's Republic of China (China, or the PRC) subjects the settlement, clearing, and registration of securities transactions to heightened risks. Additionally, there are foreign ownership limitations that may result in limitations on investment or the return of profits if a fund purchases and sells shares of an issuer in which it owns 5% or more of the shares issued within a six-month period. It is unclear if the 5% ownership will be determined by aggregating the holdings of a fund with affiliated funds.

Due to these restrictions, it is possible that the A-shares quota available to a fund as a foreign investor may not be sufficient to meet the fund's investment needs. In this situation, a fund may seek an alternative method of economic exposure, such as by purchasing other classes of securities or depositary receipts or by utilizing derivatives. Any of these options could increase a fund's index sampling risk (for index funds) or investment cost. Additionally, investing in A- shares generally increases emerging markets risk due in part to government and issuer market controls and the developing settlement and legal systems.

Investing in China A-shares through a QFII/RQFII quota. The QFII/RQFII programs permit foreign institutional investors, including fund managers, to apply for licenses as well as an investment quota. Individual funds are not currently eligible to apply for quota. The QFII/RQFII policies and rules are unique and evolving, and there may be uncertainty regarding their implementation. Such policies and rules are also subject to change and interpretation by PRC authorities. Any of the above could have potential adverse effects on a fund, including on a retroactive basis.

The RQFII program is only available to foreign investors from designated countries. Therefore, the Vanguard funds may invest under the RQFII quota of a Vanguard affiliate registered in a designated country. Shares purchased through the RQFII program are generally subject to fewer restrictions, particularly on repatriation and trading, than shares purchased through the QFII program. There is no guarantee that the PRC authorities will grant additional quota sufficient to meet a fund's or asset manager's investment needs.

The PRC requires QFIIs/RQFIIs to directly contract with a PRC custodian in addition to a fund's global custodian. The PRC custodian is required to perform certain regulatory and reporting obligations. If these reporting obligations are not met, PRC authorities may impose a fine or other sanctions, including the loss of quota or the QFII/RQFII license, which would have a negative impact on a fund investing in China A-shares and could result in increased fund expenses.

Investing in China A-shares through Stock Connect. The China Stock Connect Program (Stock Connect) is a mutual market access program designed to, among other things, enable foreign investment in the PRC via brokers in Hong Kong. A QFII/RQFII license is not required to trade via Stock Connect. There are significant risks inherent in investing in A-shares through Stock Connect. Specifically, trading can be affected by a number of issues. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a U.S. trading day, a fund may not be able to dispose of its shares in a timely manner, which could adversely affect the fund's performance. Trading through Stock Connect may require pre-delivery or pre-validation of cash or securities to or by a broker. If the cash or securities are not in the broker's possession before the market opens on the day of selling, the sell order will be rejected. This requirement may limit a fund's ability to dispose of its A-shares purchased through Stock Connect in a timely manner.

Additionally, Stock Connect is subject to daily quota limitations on purchases into the PRC. Once the daily quota is reached, orders to purchase additional A-shares through Stock Connect will be rejected. In addition, a fund's purchase of A-shares through Stock Connect may only be subsequently sold through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and the fund's shares will be registered in its custodian's name on the Hong Kong Central Clearing and Settlement System. This may limit an advisor's ability to effectively manage a fund's holdings, including the potential enforcement of equity owner rights.

Foreign Securities—Emerging Market Risk. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets and possible arbitrary and unpredictable enforcement of securities regulations and other laws; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency-hedging techniques in certain emerging market countries; generally smaller, less seasoned, or newly organized companies; differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; difficulty in obtaining and/or enforcing a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Custodial expenses and other investment-related costs are often more expensive in emerging market countries, which can reduce a fund's income from investments in securities or debt instruments of emerging market country issuers.

Foreign Securities—Foreign Currency Transactions. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. In an index fund, the intent is to maintain exposure to foreign currencies to the same extent that the fund's assets are held in securities denominated in those currencies. A fund may enter into foreign currency contracts when it trades foreign stocks in order to avoid any gain or loss on the currency during the settlement period. A fund also may enter into foreign currency transactions to provide the appropriate currency exposure to offset an amount related to an open futures contract. A fund will not speculate in foreign currency exchange.

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives.

Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance, by a fund, of a "senior security," as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or to take advantage of a more liquid or more efficient market for the tracking currency. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these assets are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Forecasting the movement of the currency market is extremely difficult. Whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Foreign Securities—Foreign Investment Companies. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described under the heading "Other Investment Companies."

Foreign Securities—Russian Market Risk. There are significant risks inherent in investing in Russian securities. The underdeveloped state of Russia's banking system subjects the settlement, clearing, and registration of securities transactions to significant risks. In March of 2013, the National Settlement Depository (NSD) began acting as a central depository for the majority of Russian equity securities; the NSD is now recognized as the Central Securities Depository in Russia.

For Russian issuers with fewer than 50 shareholders, ownership records are maintained only by registrars who are under contract with the issuers and are currently not settled with the NSD. Although a Russian sub-custodian will maintain copies of the registrar's records (Share Extracts) on its premises, such Share Extracts are not recorded with the NSD and may not be legally sufficient to establish ownership of securities. The registrars may not be independent from the issuer, are not necessarily subject to effective state supervision, and may not be licensed with any governmental entity. A fund will endeavor to ensure by itself or through a custodian or other agent that the fund's interest continues to be appropriately recorded for Russian issuers with fewer than 50 shareholders by inspecting the share register and by obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability, and the possibility exists that a subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or may improperly dilute its interest. In addition, although applicable Russian regulations impose liability on registrars for losses resulting from their errors, a fund may find it difficult to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash-settled futures contracts, the cash settlement amount is equal to the difference between the final settlement or market price for the relevant commodity on the last trading day of the contract and the price for the relevant commodity agreed upon at the outset of the contract. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. If the value of the fund's position declines, the fund will be required to make additional "variation margin" payments to the FCM to settle the change in value. If the value of the fund's position increases, the FCM will be required to make additional "variation margin" payments to the fund to settle the change in value. This process is known as "marking-to-market" and is calculated on a daily basis. A futures transaction will not be considered to constitute the issuance, by a fund, of a "senior security," as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."

An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a "senior security," as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."

Futures Contracts and Options on Futures Contracts—Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day, and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. U.S. Treasury futures are generally not subject to such daily limits.

A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

A fund could lose margin payments it has deposited with its FCM if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Interfund Borrowing and Lending. The SEC has granted an exemption permitting registered open-end Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction, (2) no fund may lend money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan, and (3) a fund's interfund loans to any one fund shall not exceed 5% of the lending fund's net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investing for Control. Each Vanguard fund invests in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, a Vanguard fund does not seek to acquire, individually or collectively with any other Vanguard fund, enough of a company's outstanding voting stock to have control over management decisions. A Vanguard fund does not invest for the purpose of controlling a company's management.

Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call option) or to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve credit risk to the counterparty, whereas for exchange-traded, centrally cleared options, credit risk is mutualized through the involvement of the applicable clearing house.

The buyer (or holder) of an option is said to be "long" the option, while the seller (or writer) of an option is said to be "short" the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price, which is the predetermined price at which the option may be exercised. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a "senior security," as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."

If a trading market, in particular options, were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

OTC Swap Agreements. An over-the-counter (OTC) swap agreement, which is a type of derivative, is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

Examples of OTC swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, excess return swaps, and total return swaps. Most OTC swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under an OTC swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. OTC swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

An OTC option on an OTC swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of OTC swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. OTC swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of an OTC swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

OTC swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If an OTC swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, OTC swap transactions may be subject to a fund's limitation on investments in illiquid securities.

OTC swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive or inexpensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the OTC swap agreement.

Because certain OTC swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain OTC swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged OTC swap transaction will not be considered to constitute the issuance, by a fund, of a "senior security," as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."

Like most other investments, OTC swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing OTC swap positions for the fund. If the advisor attempts to use an OTC swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the OTC swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving OTC swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many OTC swaps are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

The use of an OTC swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

Other Investment Companies. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund may invest up to 10% of its assets in shares of investment companies generally and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions, for example, for funds that invest in other funds within the same group of investment companies. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but they also may indirectly bear similar expenses of the underlying investment companies. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund's net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund's expense ratio as "Acquired Fund Fees and Expenses." The expense ratio of a fund that holds a BDC will thus overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a fund's financial statements, which provide a clearer picture of a fund's actual operating expenses. Shareholders would also be exposed to the risks associated not only with the investments of the fund but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

A fund may be limited to purchasing a particular share class of other investment companies (underlying funds). In certain cases, an investor may be able to purchase lower-cost shares of such underlying funds separately, and therefore be able to construct, and maintain over time, a similar portfolio of investments while incurring lower overall expenses.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or noncumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. In addition, preferred stock may be subject to more abrupt or erratic price movements than common stock or debt securities because preferred stock may trade with less frequency and in more limited volume.

Real Estate Investment Trusts (REITs). An equity REIT owns real estate properties directly and generates income from rental and lease payments. Equity REITs also have the potential to generate capital gains as properties are sold at a profit. A mortgage REIT makes construction, development, and long-term mortgage loans to commercial real estate developers and earns interest income on these loans. A hybrid REIT holds both properties and mortgages. To avoid taxation at the corporate level, REITs must distribute most of their earnings to shareholders.

Investments in REITs are subject to many of the same risks as direct investments in real estate. In general, real estate values can be affected by a variety of factors, including, but not limited to, supply and demand for properties, general or local economic conditions, and the strength of specific industries that rent properties. Ultimately, a REIT's performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, regulatory limitations on rents, fluctuations in rental income, variations in market rental rates, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws.

The value of a REIT may also be affected by changes in interest rates. Rising interest rates generally increase the cost of financing for real estate projects, which could cause the value of an equity REIT to decline. During periods of declining interest rates, mortgagors may elect to prepay mortgages held by mortgage REITs, which could lower or diminish the yield on the REIT. REITs are also subject to heavy cash-flow dependency, default by borrowers, and changes in tax and regulatory requirements. In addition, a REIT may fail to meet the requirements for qualification and taxation as a REIT under the IRC and/or fail to maintain exemption from the 1940 Act.

Reliance on Service Providers, Data Providers, and Other Technology. Vanguard funds rely upon the performance of service providers to execute several key functions, which may include functions integral to a fund's operations. Failure by any service provider to carry out its obligations to a fund could disrupt the business of the fund and could have an adverse effect on the fund's performance. A fund's service providers' reliance on certain technology or information vendors (e.g., trading systems, investment analysis tools, benchmark analytics, and tax and accounting tools) could also adversely affect a fund and its shareholders. For example, a fund's investment advisor may use models and/or data to screen potential investments for the fund. When models or data prove to be incorrect or incomplete, any decisions made in reliance upon such models or data expose a fund to potential risks.

Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a debt security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a bank, a broker, or a dealer and simultaneously agrees to resell such security to the seller at an agreed- upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.

The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control, and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Restricted and Illiquid Securities. Illiquid securities are investments that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The SEC generally limits aggregate holdings of illiquid securities by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) certain loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) private equity investments, (7) commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and (8) securities whose disposition is restricted under the federal securities laws. Illiquid securities may include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security held by a fund, it may be treated as a liquid security in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. Although a fund's advisor monitors the liquidity of restricted securities, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security; the availability of qualified institutional buyers, brokers, and dealers that trade in the security; and the availability of information about the security's issuer.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. In addition to the risk of such a loss, fees charged to the fund may exceed the return the fund earns from investing the proceeds received from the reverse repurchase agreement transaction. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by a fund, of a "senior security," as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor. If the buyer in a reverse repurchase agreement becomes insolvent or files for bankruptcy, a fund's use of proceeds from the sale may be restricted while the other party or its trustee or receiver determines if it will honor the fund's right to repurchase the securities. If the fund is unable to recover the securities it sold in a reverse repurchase agreement, it would realize a loss equal to the difference between the value of the securities and the payment it received for them.

Securities Lending. A fund may lend its securities to financial institutions (typically brokers, dealers, and banks) to generate income for the fund. There are certain risks associated with lending securities, including counterparty, credit, market, regulatory, and operational risks. The advisor considers the creditworthiness of the borrower, among other factors, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for certain types of foreign securities, as well as certain types of borrowers that are subject to global regulatory regimes. If a fund is not able to recover the securities lent, the fund may sell the collateral and purchase a replacement security in the market. Collateral investments are subject to market appreciation or depreciation. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Currently, a fund invests cash collateral into Vanguard Market Liquidity Fund, an affiliated money market fund that invests in high-quality, short-term money market instruments.

The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks to market" on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest-bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by a fund will comply with any other applicable regulatory requirements. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect to which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A fund bears the risk that there may be a delay in the return of the securities, which may impair the fund's ability to vote on such a matter. See Tax Status of the Funds for information about certain tax consequences related to a fund's securities lending activities.

Pursuant to Vanguard's securities lending policy, Vanguard's fixed income and money market funds are not permitted to, and do not, lend their investment securities.

Tax Matters—Federal Tax Discussion. Discussion herein of U.S. federal income tax matters summarizes some of the important, generally applicable U.S. federal tax considerations relevant to investment in a fund based on the IRC, U.S. Treasury regulations, and other applicable authorities. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. Each Fund has not requested and will not request an advance ruling from the Internal Revenue Service (IRS) as to the U.S. federal income tax matters discussed in this Statement of Additional Information. In some cases, a fund's tax position may be uncertain under current tax law and an adverse determination or future guidance by the IRS with respect to such a position could adversely affect the fund and its shareholders, including the fund's ability to continue to qualify as a regulated investment company or to continue to pursue its current investment strategy. A shareholder should consult his or her tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.

Tax Matters—Federal Tax Treatment of Derivatives, Hedging, and Related Transactions. A fund's transactions in derivative instruments (including, but not limited to, options, futures, forward contracts, and swap agreements), as well as any of the fund's hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules that accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Tax Matters—Federal Tax Treatment of Futures Contracts. For federal income tax purposes, a fund generally must recognize, as of the end of each taxable year, any net unrealized gains and losses on certain futures contracts, as well as any gains and losses actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments, and shareholders will be advised on the nature of the distributions.

Tax Matters—Federal Tax Treatment of Non-U.S. Currency Transactions. Special rules generally govern the federal income tax treatment of a fund's transactions in the following: non-U.S. currencies; non-U.S. currency-denominated debt obligations; and certain non-U.S. currency options, futures contracts, forward contracts, and similar instruments. Accordingly, if a fund engages in these types of transactions it may have ordinary income or loss to the extent that such income or loss results from fluctuations in the value of the non-U.S. currency concerned. Such ordinary income could accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any ordinary loss so created will generally reduce ordinary income distributions and, in some cases, could require the recharacterization of prior ordinary income distributions. Net ordinary losses cannot be carried forward by the fund to offset income or gains realized in subsequent taxable years.

Any gain or loss attributable to the non-U.S. currency component of a transaction engaged in by a fund that is not subject to these special currency rules (such as foreign equity investments other than certain preferred stocks) will generally be treated as a capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

To the extent a fund engages in non-U.S. currency hedging, the fund may elect or be required to apply other rules that could affect the character, timing, or amount of the fund's gains and losses. For more information, see "Tax Matters— Federal Tax Treatment of Derivatives, Hedging, and Related Transactions."

Tax Matters—Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through to shareholders the ability to deduct or, if they meet certain holding period requirements, take a credit for foreign taxes paid by the fund. Similarly, if at the close of each quarter of a fund's taxable year, at least 50% of its total assets consist of interests in other regulated investment companies, the fund is permitted to elect to pass through to its shareholders the foreign income taxes paid by the fund in connection with foreign securities held directly by the fund or held by a regulated investment company in which the fund invests that has elected to pass through such taxes to shareholders.

Tax Matters—Passive Foreign Investment Companies. Each Fund may invest in passive foreign investment companies (PFICs). A foreign company is generally a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of an interest in a PFIC will be deemed ordinary income regardless of how long the Fund held it. Also, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned in respect to PFIC interests, whether or not such amounts are distributed to shareholders. To avoid such tax and interest, a Fund may elect to "mark to market" its PFIC interests, that is, to treat such interests as sold on the last day of the Fund's fiscal year, and to recognize any unrealized gains (or losses, to the extent of previously recognized gains) as ordinary income each year. Distributions from the Fund that are attributable to income or gains earned in respect to PFIC interests are characterized as ordinary income.

Tax Matters—Real Estate Mortgage Investment Conduits. If a fund invests directly or indirectly, including through a REIT or other pass-through entity, in residual interests in real estate mortgage investment conduits (REMICs) or equity interests in taxable mortgage pools (TMPs), a portion of the fund's income that is attributable to a residual interest in a REMIC or an equity interest in a TMP (such portion referred to in the IRC as an "excess inclusion") will be subject to U.S. federal income tax in all events—including potentially at the fund level—under a notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued but may apply retroactively. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a registered investment company will be allocated to shareholders of the registered investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (2) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity, which otherwise might not be required, to file a tax return and pay tax on such income; and (3) in the case of a non-U.S. investor, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the IRC. As a result, a fund investing in such interests may not be suitable for charitable remainder trusts. See "Tax Matters—Tax-Exempt Investors."

Tax Matters—Tax Considerations for Non-U.S. Investors. U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments made by non-U.S. investors in Vanguard funds. Certain properly reported distributions of qualifying interest income or short-term capital gain made by a fund to its non-U.S. investors are exempt from U.S. withholding taxes, provided the investors furnish valid tax documentation (i.e., IRS Form W-8) certifying as to their non-U.S. status.

A fund is permitted, but is not required, to report any of its distributions as eligible for such relief, and some distributions (e.g., distributions of interest a fund receives from non-U.S. issuers) are not eligible for this relief. For some funds, Vanguard has chosen to report qualifying distributions and apply the withholding exemption to those distributions when made to non-U.S. shareholders who invest directly with Vanguard. For other funds, Vanguard may choose not to apply the withholding exemption to qualifying fund distributions made to direct shareholders, but may provide the reporting to such shareholders. In these cases, a shareholder may be able to reclaim such withholding tax directly from the IRS.

If shareholders hold fund shares (including ETF shares) through a broker or intermediary, their broker or intermediary may apply this relief to properly reported qualifying distributions made to shareholders with respect to those shares. If a shareholder's broker or intermediary instead collects withholding tax where the fund has provided the proper reporting, the shareholder may be able to reclaim such withholding tax from the IRS. Please consult your broker or intermediary regarding the application of these rules.

This relief does not apply to any withholding required under the Foreign Account Tax Compliance Act (FATCA), which generally requires a fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on fund distributions. Please consult your tax advisor for more information about these rules.

Tax Matters—Tax-Exempt Investors. Income of a fund that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the fund. Notwithstanding this "blocking" effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt- financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a fund recognizes "excess inclusion income" derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. See "Tax Matters—Real Estate Mortgage Investment Conduits."

In addition, special tax consequences apply to charitable remainder trusts that invest in a fund that invests directly or indirectly in residual interests in REMICs or equity interests in TMPs. Charitable remainder trusts and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.

Time Deposits. Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and, to a lesser extent, income risk, market risk, and liquidity risk). Additionally, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, time deposits of such issuers will undergo the same type of credit analysis as domestic issuers in which a Vanguard fund invests and will have at least the same financial strength as the domestic issuers approved for the fund.

Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when- issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a "senior security," as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."

Regulatory restrictions in India. Shares of Vanguard Emerging Markets Stock Index, FTSE All-World ex-US Index, FTSE All-World ex-US Small-Cap Index, Global ex-U.S. Real Estate Index, and Total World Stock Index Funds have not been, and will not be, registered under the laws of India and are not intended to benefit from any laws in India promulgated for the protection of shareholders. Due to regulatory requirements in India, shares of the Funds shall not be knowingly offered to (directly or indirectly) or sold or delivered to (within India); transferred to or purchased by; or held by, for, on the account of, or for the benefit of (i) a "person resident in India" (as defined under applicable Indian law), (ii) an "overseas corporate body" or a "person of Indian origin" (as defined under applicable Indian law), or (iii) any other entity or person disqualified or otherwise prohibited from accessing the Indian securities market under applicable laws, as may be amended from time to time. Investors, prior to purchasing shares of the Funds, must satisfy themselves regarding compliance with these requirements.

SHARE PRICE

Multiple-class funds do not have a single share price. Rather, each class has a share price, called its net asset value, or NAV, that is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, each Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. NAV per share is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund's assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

The NYSE typically observes the following holidays: New Year's Day; Martin Luther King, Jr., Day; Presidents' Day (Washington's Birthday); Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares (Other than ETF Shares)

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus.

The Funds (other than Vanguard Global ex-U.S. Real Estate Index Fund) do not charge purchase fees. The Global ex-U.S. Real Estate Index Fund charges a 0.25% purchase fee. The purchase fee is paid to the Fund to reimburse it for the transaction costs incurred from purchasing securities. The fee is deducted from all purchases, including shares purchased by exchange from other Vanguard funds. Information regarding the application of purchase fees is described more fully in the Fund's prospectus.

Exchange of Securities for Shares of a Fund. Shares of a Fund may be purchased "in kind" (i.e., in exchange for securities, rather than for cash) at the discretion of the Fund's portfolio manager. Such securities must not be restricted as to transfer and must have a value that is readily ascertainable. Securities accepted by the Fund will be valued, as set forth in the Fund's prospectus, as of the time of the next determination of NAV after such acceptance. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes, depending upon the cost of the securities tendered, would be realized by the investor upon the exchange. Investors interested in purchasing fund shares in kind should contact Vanguard.

Redemption of Shares (Other than ETF Shares)

The redemption price of shares of each Fund is the NAV per share next determined after the redemption request is received in good order, as defined in the Fund's prospectus.

Each Fund can postpone payment of redemption proceeds for up to seven calendar days. In addition, each Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days (1) during any period that the NYSE is closed or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; or (3) for such other periods as the SEC may permit.

The Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period.

If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the Fund's board of trustees. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

The Funds (other than Vanguard Global ex-U.S. Real Estate Index Fund) do not charge redemption fees. There is a 0.25% redemption fee charged for redemptions from the Global ex-U.S. Real Estate Index Fund. The redemption fee is paid to the Fund to reimburse it for the transaction costs incurred from liquidating securities in order to meet fund redemptions. Information regarding the application of redemption fees is described more fully in the Fund's prospectus. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds.

Vanguard processes purchase and redemption requests through a pooled account. Pending investment direction or distribution of redemption proceeds, the assets in the pooled account are invested and any earnings (the "float") are allocated proportionately among the Vanguard funds in order to offset fund expenses. Other than the float, Vanguard treats assets held in the pooled account as the assets of each shareholder making such purchase or redemption request.

Right to Change Policies

Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.

Account Restrictions

Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency;

(2)redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.

Investing With Vanguard Through Other Firms

Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). The Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the NAV per share next determined after the order is received by the Authorized Agent.

MANAGEMENT OF THE FUNDS

Vanguard

Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each fund is a series of a Delaware statutory trust. The funds obtain virtually all of their corporate management, administrative, and distribution services through the trusts' jointly owned subsidiary, Vanguard. Vanguard may contract with certain third- party service providers to assist Vanguard in providing certain administrative and/or accounting services with respect to the funds, subject to Vanguard's oversight. Vanguard also provides investment advisory services to certain Vanguard funds. All of these services are provided at Vanguard's total cost of operations pursuant to the Fifth Amended and Restated Funds' Service Agreement (the Agreement).

Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund (other than a fund of funds) pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodial fees.

The funds' officers are also employees of Vanguard.

Vanguard, Vanguard Marketing Corporation (VMC), the funds, and the funds' advisors have adopted codes of ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The codes of ethics permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the codes of ethics require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds.

Vanguard was established and operates under the Agreement. The Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its net assets in Vanguard. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital.

As of October 31, 2019, each Fund had contributed capital to Vanguard as follows:

	Capital	Percentage of	Percent of
Vanguard Fund	Contribution	Fund's Average	Vanguard Funds'
	to Vanguard	Net Assets	Contribution

European Stock Index Fund	$856,000	Less than 0.01%	0.34%

Pacific Stock Index Fund	309,000	Less than 0.01	0.12

Emerging Markets Stock Index Fund	3,927,000	Less than 0.01	1.57

FTSE All-World ex-US Index Fund	1,781,000	Less than 0.01	0.71

Total World Stock Index Fund	793,000	Less than 0.01	0.32

FTSE All-World ex-US Small-Cap Index Fund	299,000	Less than 0.01	0.12

Global ex-U.S. Real Estate Index Fund	306,000	Less than 0.01	0.12

Management. Corporate management and administrative services include (1) executive staff, (2) accounting and financial, (3) legal and regulatory, (4) shareholder account maintenance, (5) monitoring and control of custodian relationships, (6) shareholder reporting, and (7) review and evaluation of advisory and other services provided to the funds by third parties.

Distribution. Vanguard Marketing Corporation, 100 Vanguard Boulevard, Malvern, PA 19355, a wholly owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds' shares. VMC offers shares of each fund for sale on a continuous basis and will use all reasonable efforts in connection with the distribution of shares of the funds. VMC performs marketing and distribution activities in accordance with the conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds' trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund's continued participation in the joint arrangement.

To ensure that each fund's participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC's marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses are allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund's aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard and that no fund shall incur annual marketing and distribution expenses in excess of 0.20% of its average month-end net assets. Each fund's contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.

VMC's principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities of an administrative nature that VMC undertakes on behalf of the funds may include, but are not limited to:

⬛Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy.

⬛Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy.

⬛Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy.

⬛Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services.

⬛Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process.

⬛Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services® who maintain qualifying investments in the funds.

VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC's cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC's arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant.

VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC does make fixed dollar payments to financial service providers when sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations. VMC also makes fixed dollar payments to financial service providers for data regarding funds, such as statistical information regarding sales of fund shares. In addition, VMC makes one-time fixed dollar payments for setup expenses associated with financial service providers' use of Vanguard's model portfolios comprised of funds.

In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives) (1) promotional items of nominal value that display Vanguard's logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.

VMC policy prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC's marketing and distribution activities are primarily intended to result in the sale of the funds' shares, and as such, its activities, including shared marketing and distribution activities and fixed dollar payments as described above, may influence applicable financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities, relationships, or payments may influence a financial service provider's (or its representatives') decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.

The following table describes the expenses of Vanguard and VMC that are incurred by the Funds. Amounts captioned "Management and Administrative Expenses" include a Fund's allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the Vanguard funds. Amounts captioned "Marketing and Distribution Expenses" include a Fund's allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.

As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended October 31, 2017, 2018, and 2019, and are presented as a percentage of each Fund's average month-end net assets.

Annual Shared Fund Operating Expenses

(Shared Expenses Deducted From Fund Assets)

Vanguard Fund	2017	2018	2019
European Stock Index Fund
Management and Administrative Expenses	0.08%	0.07%	0.08%
Marketing and Distribution Expenses	0.01	0.01	Less than 0.01

Pacific Stock Index Fund
Management and Administrative Expenses	0.08%	0.07%	0.07%
Marketing and Distribution Expenses	0.01	Less than 0.01	Less than 0.01

Emerging Markets Stock Index Fund
Management and Administrative Expenses	0.07%	0.09%	0.08%
Marketing and Distribution Expenses	0.01	Less than 0.01	Less than 0.01

FTSE All-World ex-US Index Fund
Management and Administrative Expenses	0.08%	0.07%	0.07%
Marketing and Distribution Expenses	Less than 0.01	Less than 0.01	Less than 0.01

Total World Stock Index Fund
Management and Administrative Expenses	0.08%	0.08%	0.07%
Marketing and Distribution Expenses	0.01	0.01	0.01

FTSE All-World ex-US Small-Cap Index Fund
Management and Administrative Expenses	0.09%	0.09%	0.09%
Marketing and Distribution Expenses	0.01	0.01	0.01

Global ex-U.S. Real Estate Index Fund
Management and Administrative Expenses	0.09%	0.09%	0.10%
Marketing and Distribution Expenses	0.01	0.01	Less than 0.01

Officers and Trustees

Each Vanguard fund is governed by the board of trustees of its trust and a single set of officers. Consistent with the board's corporate governance principles, the trustees believe that their primary responsibility is oversight of the management of each fund for the benefit of its shareholders, not day-to-day management. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, regulatory compliance, performance, and costs; nominate and select new trustees; and elect fund officers. Vanguard manages the day-to-day operations of the funds under the direction of the board of trustees.

The trustees play an active role, as a full board and at the committee level, in overseeing risk management for the funds. The trustees delegate the day-to-day risk management of the funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund financial services. These groups provide the trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The trustees also oversee risk management for the funds through regular interactions with the funds' internal and external auditors.

The full board participates in the funds' risk oversight, in part, through the Vanguard funds' compliance program, which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; communications and disclosure; reporting and accounting; oversight of service providers; fund governance; and codes of ethics, insider trading controls, and protection of nonpublic information. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals and business personnel who participate on a daily basis in risk management on behalf of the funds. The funds' chief compliance officer regularly provides reports to the board in writing and in person.

The audit committee of the board, which is composed of F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis, each of whom is an independent trustee, oversees management of financial risks and controls. The audit committee serves as the channel of communication between the independent auditors of the funds and the board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Vanguard's head of internal audit reports directly to the audit committee and provides reports to the committee in writing and in person on a regular basis. Although the audit committee is responsible for overseeing the management of financial risks, the entire board is regularly informed of these risks through committee reports.

All of the trustees bring to each fund's board a wealth of executive leadership experience derived from their service as executives (in many cases chief executive officers), board members, and leaders of diverse public operating companies, academic institutions, and other organizations. In determining whether an individual is qualified to serve as a trustee of the funds, the board considers a wide variety of information about the trustee, and multiple factors contribute to the board's decision. Each trustee is determined to have the experience, skills, and attributes necessary to serve the funds and their shareholders because each trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the board. The board also considers the individual experience of each trustee and determines that the trustee's professional experience, education, and background contribute to the diversity of perspectives on the board. The business acumen, experience, and objective thinking of the trustees are considered invaluable assets for Vanguard management and, ultimately, the Vanguard funds' shareholders. The specific roles and experience of each board member that factor into this determination are presented on the following pages. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

			Principal Occupation(s)	Number of
		Vanguard	During the Past Five Years,	Vanguard Funds
	Position(s)	Funds' Trustee/	Outside Directorships,	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer

Interested Trustee1
Mortimer J. Buckley	Chairman of the	January 2018	Chairman of the board (2019–present) of Vanguard and	213
(1969)	Board, Chief		of each of the investment companies served by
	Executive Officer,		Vanguard; chief executive officer (2018–present) of
	and President		Vanguard; chief executive officer, president, and
trustee (2018–present) of each of the investment
companies served by Vanguard; president and director
(2017–present) of Vanguard; and president (2018–
present) of Vanguard Marketing Corporation. Chief
investment officer (2013–2017), managing director
(2002–2017), head of the Retail Investor Group (2006–
2012), and chief information officer (2001–2006) of
Vanguard. Chairman of the board (2011–2017) and
trustee (2009–2017) of the Children's Hospital of
Philadelphia; and trustee (2018–present) and vice chair
(2019–present) of The Shipley School.

1 Mr. Buckley is considered an "interested person" as defined in the 1940 Act because he is an officer of the Trust.

Independent Trustees
Emerson U. Fullwood	Trustee	January 2008	Executive chief staff and marketing officer for North	213
(1948)			America and corporate vice president (retired 2008) of
			Xerox Corporation (document management products

and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann	Trustee	June 2006
(1949)
F. Joseph Loughrey	Trustee	October 2009
(1949)

President (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

President and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

213

213

			Principal Occupation(s)	Number of
		Vanguard	During the Past Five Years,	Vanguard Funds
	Position(s)	Funds' Trustee/	Outside Directorships,	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer

Mark Loughridge	Lead Independent	March 2012	Senior vice president and chief financial officer (retired	213
(1953)	Trustee		2013) of IBM (information technology services).
			Fiduciary member of IBM's Retirement Plan
			Committee (2004–2013), senior vice president and
			general manager (2002–2004) of IBM Global
			Financing, vice president and controller (1998–2002) of
			IBM, and a variety of other prior management roles at
			IBM. Member of the Council on Chicago Booth.
Scott C. Malpass	Trustee	March 2012	Chief investment officer (1989–present) and vice	213
(1962)			president (1996–present) of the University of Notre
			Dame. Assistant professor of finance at the Mendoza
			College of Business, University of Notre Dame, and
			member of the Notre Dame 403(b) Investment
			Committee. Member of the board of TIFF Advisory
			Services, Inc. Member of the board of Catholic
			Investment Services, Inc. (investment advisors) and
			the board of superintendence of the Institute for the
			Works of Religion.
Deanna Mulligan	Trustee	January 2018	Chief executive officer (2011–present) of The Guardian	213
(1963)			Life Insurance Company of America. President (2010–
			2019), chief operating officer (2010–2011), and
			executive vice president (2008–2010) of Individual Life
			and Disability of The Guardian Life Insurance Company
			of America. Member of the board of The Guardian Life
			Insurance Company of America, the American Council
			of Life Insurers, and the Economic Club of New York.
			Trustee of the Partnership for New York City (business
			leadership), the Chief Executives for Corporate
			Purpose, the New York-Presbyterian Hospital, Catalyst,
			and the Bruce Museum (arts and science). Member of
			the Advisory Council for the Stanford Graduate School
			of Business.
André F. Perold	Trustee	December 2004	George Gund Professor of Finance and Banking,	213
(1952)			Emeritus at the Harvard Business School (retired
			2011). Chief investment officer and co-managing
			partner of HighVista Strategies LLC (private
			investment firm). Board of Advisors and investment
			committee member of the Museum of Fine Arts
			Boston. Board member (2018–present) of RIT Capital
			Partners (investment firm); investment committee
			member of Partners Health Care System.
Sarah Bloom Raskin	Trustee	January 2018	Deputy secretary (2014–2017) of the United States	213
(1961)			Department of the Treasury. Governor (2010–2014) of
			the Federal Reserve Board. Commissioner (2007–

2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow

(2017–present) of Duke University; trustee (2017– present) of Amherst College; and trustee (2019– present) of Folger Shakespeare Library.

			Principal Occupation(s)	Number of
		Vanguard	During the Past Five Years,	Vanguard Funds
	Position(s)	Funds' Trustee/	Outside Directorships,	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer

Peter F. Volanakis	Trustee	July 2009	President and chief operating officer (retired 2010) of	213
(1955)			Corning Incorporated (communications equipment)
			and director of Corning Incorporated (2000–2010) and
			Dow Corning (2001–2010). Director (2012) of SPX
			Corporation (multi-industry manufacturing). Overseer
			of the Amos Tuck School of Business Administration,
			Dartmouth College (2001–2013). Chairman of the
			board of trustees of Colby-Sawyer College. Member of
			the board of Hypertherm Inc. (industrial cutting
			systems, software, and consumables).

Executive Officers
John Bendl	Chief Financial	October 2019	Principal of Vanguard. Chief financial officer (2019–	213
(1970)	Officer		present) of each of the investment companies served
			by Vanguard. Chief accounting officer, treasurer, and
			controller of Vanguard (2017–present). Partner (2003–
			2016) at KPMG (audit, tax, and advisory services).
Glenn Booraem	Investment	February 2001	Principal of Vanguard. Investment stewardship officer	213
(1967)	Stewardship		(2017–present), treasurer (2015–2017), controller
	Officer		(2010–2015), and assistant controller (2001–2010) of
			each of the investment companies served by
			Vanguard.
Christine M. Buchanan	Treasurer	November 2017	Principal of Vanguard. Treasurer (2017–present) of each	213
(1970)			of the investment companies served by Vanguard.
			Partner (2005–2017) at KPMG (audit, tax, and advisory
			services).
David Cermak	Finance Director	October 2019	Principal of Vanguard. Finance director (2019–present)	213
(1960)			of each of the investment companies served by
			Vanguard. Managing director and head (2017–present)
			of Vanguard Investments Singapore. Managing
			director and head (2017–2019) of Vanguard
			Investments Hong Kong. Representative director and
			head (2014–2017) of Vanguard Investments Japan.
Thomas J. Higgins	Finance Director	July 1998	Principal of Vanguard. Finance director (2019–present),	213
(1957)			chief financial officer (2008–2019), and treasurer
			(1998–2008) of each of the investment companies
			served by Vanguard.
Peter Mahoney	Controller	May 2015
(1974)
Anne E. Robinson	Secretary	September 2016
(1970)

Principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008– 2014) at Vanguard.

General counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

213

			Principal Occupation(s)	Number of
		Vanguard	During the Past Five Years,	Vanguard Funds
	Position(s)	Funds' Trustee/	Outside Directorships,	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer

Michael Rollings	Finance Director	February 2017	Finance director (2017–present) and treasurer (2017) of	213
(1963)			each of the investment companies served by
Vanguard. Managing director (2016–present) of
Vanguard. Chief financial officer (2016–present) of
Vanguard. Director (2016–present) of Vanguard
Marketing Corporation. Executive vice president and
chief financial officer (2006–2016) of MassMutual
Financial Group.
John E. Schadl	Chief Compliance	March 2019	Principal of Vanguard. Chief compliance officer (2019–	213
(1972)	Officer		present) of Vanguard and of each of the investment
companies served by Vanguard. Assistant vice
president (2019–present) of Vanguard Marketing
Corporation.

All but one of the trustees are independent. The independent trustees designate a lead independent trustee. The lead independent trustee is a spokesperson and principal point of contact for the independent trustees and is responsible for coordinating the activities of the independent trustees, including calling regular executive sessions of the independent trustees; developing the agenda of each meeting together with the chairman; and chairing the meetings of the independent trustees. The lead independent trustee also chairs the meetings of the audit, compensation, and nominating committees. The board also has two investment committees, which consist of independent trustees and the sole interested trustee.

The independent trustees appoint the chairman of the board. The roles of chairman of the board and chief executive officer currently are held by the same person; as a result, the chairman of the board is an "interested" trustee. The independent trustees generally believe that the Vanguard funds' chief executive officer is best qualified to serve as chairman and that fund shareholders benefit from this leadership structure through accountability and strong day-to-day leadership.

Board Committees: The Trust's board has the following committees:

⬛Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund. The following independent trustees serve as members of the committee: Mr. Loughrey, Mr. Loughridge, Ms. Raskin, and Mr. Volanakis. The committee held six meetings during the Trust's fiscal year ended October 31, 2019.

⬛Compensation Committee: This committee oversees the compensation programs established by each fund for the benefit of its trustees. All independent trustees serve as members of the committee. The committee did not hold any meetings during the Trust's fiscal year ended October 31, 2019.

⬛Investment Committees: These committees assist the board in its oversight of investment advisors to the funds and in the review and evaluation of materials relating to the board's consideration of investment advisory agreements with the funds. Each trustee serves on one of two investment committees. Each investment committee held four meetings during the Trust's fiscal year ended October 31, 2019.

⬛Nominating Committee: This committee nominates candidates for election to the board of trustees of each fund. The committee also has the authority to recommend the removal of any trustee. All independent trustees serve as members of the committee. The committee held two meetings during the Trust's fiscal year ended October 31, 2019.

The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Loughridge, chairman of the committee.

Trustee Compensation

The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees' compensation. Vanguard funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

⬛The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

⬛The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

⬛Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

"Interested" Trustee. Mr. Buckley serves as trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.

Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement and the total amount of compensation paid to each trustee by all Vanguard funds.

VANGUARD INTERNATIONAL EQUITY INDEX FUNDS

TRUSTEES' COMPENSATION TABLE

		Pension or Retirement	Accrued Annual	Total Compensation
	Aggregate	Benefits Accrued	Retirement	From All Vanguard
	Compensation	as Part of the	Benefit at	Funds Paid
Trustee	From the Funds1	Funds' Expenses1	January 1, 20202	to Trustees3

F. William McNabb III4	—	—	—	—
Mortimer J. Buckley	—	—	—	—
Emerson U. Fullwood	$7,209	—	—	$287,500
Amy Gutmann	7,209	—	—	287,500
JoAnn Heffernan Heisen4	1,285	$187	$9,329	—
F. Joseph Loughrey	7,711	—	—	307,500
Mark Loughridge	8,966	—	—	357,500
Scott C. Malpass	7,209	—	—	287,500
Deanna Mulligan	7,209	—	—	287,500
André F. Perold	7,209	—	—	287,500
Sarah Bloom Raskin	7,711	—	—	307,500
Peter F. Volanakis	7,711	—	—	307,500

1The amounts shown in this column are based on the Trust's fiscal year ended October 31, 2019. Each Fund within the Trust is responsible for a proportionate share of these amounts.

2Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

3The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 213 Vanguard funds for the 2019 calendar year.

4Mr. McNabb and Ms. Heisen retired from service effective December 31, 2018.

Ownership of Fund Shares

All current trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2019.

		Dollar Range of Fund	Aggregate Dollar Range of
		Shares Owned	Vanguard Fund Shares
Vanguard Fund	Trustee	by Trustee	Owned by Trustee

European Stock Index Fund

Pacific Stock Index Fund

Emerging Markets Stock Index Fund

Mortimer J. Buckley	Over $100,000	Over $100,000
Emerson U. Fullwood	—	Over $100,000
Amy Gutmann	—	Over $100,000
F. Joseph Loughrey	—	Over $100,000
Mark Loughridge	Over $100,000	Over $100,000
Scott C. Malpass	Over $100,000	Over $100,000
Deanna Mulligan	—	Over $100,000
André F. Perold	—	Over $100,000
Sarah Bloom Raskin	—	Over $100,000
Peter F. Volanakis	—	Over $100,000
Mortimer J. Buckley	—	Over $100,000
Emerson U. Fullwood	—	Over $100,000
Amy Gutmann	—	Over $100,000
F. Joseph Loughrey	—	Over $100,000
Mark Loughridge	Over $100,000	Over $100,000
Scott C. Malpass	—	Over $100,000
Deanna Mulligan	—	Over $100,000
André F. Perold	—	Over $100,000
Sarah Bloom Raskin	—	Over $100,000
Peter F. Volanakis	$50,001–$100,000	Over $100,000
Mortimer J. Buckley	Over $100,000	Over $100,000
Emerson U. Fullwood	$10,001–$50,000	Over $100,000
Amy Gutmann	—	Over $100,000
F. Joseph Loughrey	—	Over $100,000
Mark Loughridge	Over $100,000	Over $100,000
Scott C. Malpass	Over $100,000	Over $100,000
Deanna Mulligan	$10,001–$50,000	Over $100,000
André F. Perold	—	Over $100,000
Sarah Bloom Raskin	—	Over $100,000
Peter F. Volanakis	Over $100,000	Over $100,000

		Dollar Range of Fund	Aggregate Dollar Range of
		Shares Owned	Vanguard Fund Shares
Vanguard Fund	Trustee	by Trustee	Owned by Trustee

FTSE All-World ex-US Index Fund	Mortimer J. Buckley	Over $100,000	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	Over $100,000	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
Total World Stock Index Fund	Mortimer J. Buckley	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
FTSE All-World ex-US Small-Cap Index Fund	Mortimer J. Buckley	Over $100,000	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
Global ex-U.S. Real Estate Index Fund	Mortimer J. Buckley	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

As of January 31, 2020, the trustees and officers of the funds owned, in the aggregate, less than 1% of each class of each fund's outstanding shares.

As of January 31, 2020, the following owned of record 5% or more of the outstanding shares of each class (other than ETF Shares):

Vanguard European Stock Index Fund—Investor Shares: Johns Hopkins University 403(B) Plan, Baltimore, MD (19.41%), Ascensus Trust Company, FBO Vanguard House Account Frontier Pro 222222, Fargo, ND (7.87%), Langan Engineering and Environmental Services Salary Plan and Trust, Parsippany, NJ (6.46%), The National Education Association 401(K)

Retirement Savings Plan, Washington, DC (6.42%), Brightsphere Inc. Profit Sharing and 401(K) Plan, Boston, MA (5.32%), University of Minnesota Optional Retirement Plan, Minneapolis, MN (5.20%); Vanguard European Stock Index Fund— Admiral Shares: Charles Schwab & Co., Inc., San Francisco, CA (5.73%); Vanguard European Stock Index Fund— Institutional Shares: National Financial Services LLC, Jersey City, NJ (20.93%), Park National Bank, Newark, OH (7.52%), JNL Series Trust, Chicago, IL (5.70%), Vanguard Charitable Program, European Stock Index Select Pool #818, Southeastern, PA (5.65%); Vanguard European Stock Index Fund—Institutional Plus Shares: Arthur Williams, Duluth, GA (100%); Vanguard Pacific Stock Index Fund—Investor Shares: Johns Hopkins University 403(B) Plan, Baltimore, MD (23.72%), C.V. Starr & Co., Inc., Incentive Savings Plan, New York, NY (9.36%), Ascensus Trust Company, FBO Vanguard House Account Frontier Pro 222222, Fargo, ND (8.14%), Shartsis Friese LLP Profit Sharing/ 401(K) Plan, San Francisco, CA (6.68%), The National Education Association 401(K) Retirement Savings Plan, Washington, DC (6.22%); Vanguard Pacific Stock Index Fund—Institutional Shares: Park National Bank, Newark, OH (13.53%), JNL Series Trust, Chicago, IL (7.40%), UMB Bank NA, FBO Planmember, Carpinteria, CA (5.86%), Mac & Co., Pittsburgh, PA (5.05%); Vanguard Emerging Markets Stock Index Fund—Investor Shares: Vanguard Managed Payout Fund, Valley Forge, PA (38.22%), Ascensus Trust Company, FBO Vanguard House Account Frontier Pro 222222, Fargo, ND (14.41%), Johns Hopkins University 403(B) Plan, Baltimore, MD (6.22%); Vanguard Emerging Markets Stock Index Fund—Admiral Shares: Charles Schwab & Co., Inc., San Francisco, CA (7.27%), National Financial Services LLC, Jersey City, NJ (7.07%); Vanguard Emerging Markets Stock Index Fund—Institutional Shares: National Financial Services LLC, Jersey City, NJ (12.28%), TIAA, FSB, St. Louis, MO (9.55%), Charles Schwab & Co., Inc., San Francisco, CA (8.91%); Vanguard Emerging Markets Stock Index Fund— Institutional Plus Shares: Autoridade Monetaria De Macau, Macau, China (16.17%), State of Utah Educational Savings Plan, Salt Lake City, UT (11.51%), Mac & Co., Pittsburgh, PA (6.90%), TIAA, FSB, St. Louis, MO (6.53%), Northern Trust Co., FBO Accenture-DV, Chicago, IL (6.52%), Pershing LLC, Jersey City, NJ (6.05%), Google LLC 401(k) Savings Plan, Mountain View, CA (5.62%), Fidelity Investments Institutional Operations Co., Inc., Covington, KY (5.11%); Vanguard FTSE All-World ex-US Index Fund—Admiral Shares: Charles Schwab & Co., Inc., San Francisco, CA (10.68%), National Financial Services LLC, Jersey City, NJ (10.05%); Vanguard FTSE All-World ex-US Index Fund—Institutional Shares: National Financial Services LLC, Jersey City, NJ (12.60%), Charles Schwab & Co., Inc., San Francisco, CA (6.29%), Fidelity Investments Institutional Operations Co., Inc., Covington, KY (5.54%); Vanguard FTSE All-World ex-US Index Fund—Institutional Plus Shares: JPMorgan Chase Bank N.A., The Travelers Pension Trust, Saint Paul, MN (13.83%), Leidos, Inc. Retirement Plan, Reston, VA (11.04%), Driscoll Children's Hospital, Corpus Christi, TX (10.37%), Great-West Trust Company LLC, Baylor Scott & White Health Retirement, Greenwood Village, CO (7.62%), Driscoll Endowment Fund, Corpus Christi, TX (7.56%), Anheuser-Busch 401(k) Savings and Retirement Plan, St. Louis, MO (6.91%), The Davis Family Foundation, Hanover, MD (5.57%), Texas Association of Counties, Austin, TX (5.13%), National Financial Services LLC, Jersey City, NJ (5.04%); Vanguard FTSE All-World ex-US Small-Cap Index Fund—Admiral Shares: Charles Schwab & Co., Inc., San Francisco, CA (8.92%), Capinco C/O US Bank NA, Milwaukee, WI (5.21%); Vanguard FTSE All-World ex-US Small-Cap Index Fund—Institutional Shares: Wells Fargo Bank NA, FBO Port Authority of NY/NJ PFM, Minneapolis, MN (21.47%), Swiss Vorsorgestiftung Fur Das Cockpitpersonal II Geschaftsstelle, Glattbrugg, Switzerland (18.98%), Charles Schwab & Co., Inc., San Francisco, CA (16.51%), Wells Fargo Bank NA, FBO BPA-CGS Decommissioning Trust Fund 13256600, Minneapolis, MN (12.66%), National Financial Services LLC, Jersey City, NJ (10.14%); Vanguard Total World Stock Index Fund—Admiral Shares: Charles Schwab & Co., Inc., San Francisco, CA (15.46%), National Financial Services LLC, Jersey City, NJ (7.16%); Vanguard Total World Stock Index Fund—Institutional Shares: National Financial Services LLC, Jersey City, NJ (18.02%), John Templeton Foundation, Conshohocken, PA (7.13%), Charles Schwab & Co., Inc., San Francisco, CA (5.92%); Vanguard Global ex-U.S. Real Estate Index Fund—Admial Shares: Charles Schwab & Co., Inc., San Francisco, CA (6.09%); Vanguard Global ex-U.S. Real Estate Index Fund—Institutional Shares: Hershey Trust Company, FBO Milton Hershey School Trust, Hershey, PA (51.64%), Northern Trust Co., FBO The Salvation Army, Chicago, IL (21.79%), Washington Suburban Sanitary Commission Employees Retirement Plan, Laurel, MD (9.82%).

Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (DTC) participants, as of January 31, 2020, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding ETF Shares of a Fund were as follows:

Vanguard FTSE All-World ex-US Index Fund—ETF Shares: Charles Schwab & Co., Inc., (14.23%), National Financial Services LLC, (8.9%), Edward D. Jones & Co., (7.71%), Northern Trust Co., (6.77%), Morgan Stanley DW Inc., (6.45%), Vanguard Marketing Corporation, (6.09%), TD Ameritrade Clearing, Inc., (6.08%); Vanguard FTSE All-World ex-US Small- Cap Index Fund—ETF Shares: Edward D. Jones & Co., (16.79%), Charles Schwab & Co., Inc., (15.99%), National Financial Services LLC, (12.61%), Vanguard Marketing Corporation, (10.31%), TD Ameritrade Clearing, Inc., (10.12%), Pershing LLC, (7.66%); Vanguard Emerging Markets Stock Index Fund— ETF Shares: Charles Schwab & Co., Inc., (10.81%), National Financial Services LLC, (7.78%), Northern Trust Co., (6.15%), The Bank of New York Mellon, (6.00%), Pershing LLC, (5.87%), TD Ameritrade Clearing, Inc., (5.13%); Vanguard European Stock Index Fund—ETF Shares: Morgan Stanley DW Inc., (12.10%), National Financial Services LLC, (10.46%), Charles Schwab & Co., Inc., (10.23%), Citibank, N.A.,(9.57%), JP Morgan Chase Bank NA, (5.04%); Vanguard Pacific Stock Index Fund—ETF Shares: Charles Schwab & Co., Inc., (15.60%), National Financial Services LLC, (13.29%), Citibank, N.A.,(8.50%), Vanguard Marketing Corporation, (6.82%), The Bank of New York Mellon, (6.28%), Morgan Stanley DW Inc., (5.11%); Vanguard Global ex-U.S. Real Estate Index Fund—ETF Shares: Charles Schwab & Co., Inc., (32.54%), JP Morgan Chase Bank NA, (9.21%), National Financial Services LLC, (9.03%), Pershing LLC, (7.49%), Vanguard Marketing Corporation, (5.20%); Vanguard Total World Stock Index Fund—ETF Shares: Charles Schwab & Co., Inc., (11.92%), National Financial Services LLC, (9.87%), Vanguard Marketing Corporation, (7.45%), Citibank, N.A.,(5.77%), JP Morgan Chase Bank NA, (5.51%), The Bank of New York Mellon, (5.35%), Northern Trust Co., (5.35%).

A shareholder who owns more than 25% of a Fund's voting shares may be considered a controlling person. As of January 31, 2020, Charles Schwab & Co., Inc., owned 28.29% of the voting shares of Vanguard Global ex-U.S. Real Estate Index Fund.

Portfolio Holdings Disclosure Policies and Procedures

Introduction

Vanguard and the boards of trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.

The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the chief compliance officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

Online Disclosure of Ten Largest Stock Holdings

Each actively managed Vanguard fund generally will seek to disclose the fund's ten largest stock portfolio holdings and the percentage of the fund's total assets that each of these holdings represents as of the end of the most recent calendar quarter (quarter-end ten largest stock holdings with weightings) online at vanguard.com, in the "Portfolio" section of the fund's Portfolio & Management page, 15 calendar days after the end of the calendar quarter. Each Vanguard index fund generally will seek to disclose the fund's ten largest stock portfolio holdings and the percentage of the fund's total assets that each of these holdings represents as of the end of the most recent month (month-end ten largest stock holdings with weightings) online at vanguard.com, in the "Portfolio" section of the fund's Portfolio & Management page, 15 calendar days after the end of the month. In addition, Vanguard funds generally will seek to disclose the fund's ten largest stock portfolio holdings and the aggregate percentage of the fund's total assets (and, for balanced funds, the aggregate percentage of the fund's equity securities) that these holdings represent as of the end of the most recent month (month- end ten largest stock holdings) online at vanguard.com, in the "Portfolio" section of the fund's Portfolio & Management page, 10 business days after the end of the month. Together, the quarter-end and month-end ten largest stock holdings are referred to as the ten largest stock holdings. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

Online Disclosure of Complete Portfolio Holdings

Each actively managed Vanguard fund, unless otherwise stated, generally will seek to disclose the fund's complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the "Portfolio" section of the fund's Portfolio & Management page, 30 calendar days after the end of the calendar quarter. Each Vanguard fund relying on exemptive relief from the Securities and Exchange Commission (SEC) permitting the operation of actively- managed ETFs generally will seek to disclose complete portfolio holdings, including other investment positions, at the beginning of each business day. These portfolio holdings, including other investment positions, will be disclosed online at vanguard.com in the "Portfolio" section of the fund's Portfolio & Management page. In accordance with Rule 2a-7 under the 1940 Act, each of the Vanguard money market funds will disclose the fund's complete portfolio holdings as of the last business day of the prior month online at vanguard.com, in the "Portfolio" section of the fund's Portfolio & Management page, no later than the fifth business day of the current month. The complete portfolio holdings information for money market funds will remain available online for at least six months after the initial posting. Vanguard Market Neutral Fund and Vanguard Alternative Strategies Fund generally will seek to disclose the Fund's complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the "Portfolio" section of the Fund's Portfolio & Management page, 60 calendar days after the end of the calendar quarter. Each Vanguard index fund generally will seek to disclose the fund's complete portfolio holdings as of the end of the most recent month online at vanguard.com, in the "Portfolio" section of the fund's Portfolio & Management page, 15 calendar days after the end of the month. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard will review complete portfolio holdings before disclosure is made and, except with respect to the complete portfolio holdings of the Vanguard money market funds, may withhold any portion of the fund's complete portfolio holdings from disclosure when deemed to be in the best interests of the fund after consultation with a Vanguard fund's investment advisor.

Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions

Vanguard, for legitimate business purposes, may disclose complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations; financial printers; proxy voting service providers; pricing information vendors; issuers of guaranteed investment contracts for stable value portfolios; third parties that deliver analytical, statistical, or consulting services; and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review Department or Legal and Compliance Division. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.

Currently, Vanguard discloses complete portfolio holdings to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation; Advisor Software, Inc.; Alcom Printing Group Inc.; Apple Press, L.C.; Bloomberg L.P.; Brilliant Graphics, Inc.; Broadridge Financial Solutions, Inc.; Brown Brothers Harriman & Co.; Canon Business Process Services; Charles River Systems, Inc.; FactSet Research Systems Inc.; Innovation Printing & Communications; Institutional Shareholder Services, Inc.; Intelligencer Printing Company; Investment Technology Group, Inc.; Lipper, Inc.; Markit WSO Corporation; McMunn Associates Inc.; Reuters America Inc.; R.R. Donnelley, Inc.; State Street Bank and Trust Company; and Trade Informatics LLC.

Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Currently, Vanguard discloses complete portfolio holdings to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in each fund's Statement of Additional Information.

Disclosure of Portfolio Holdings to Broker-Dealers in the Normal Course of Managing a Fund's Assets

An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the fund's portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds.

Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Disclosure of Nonmaterial Information

The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the end of the most recent calendar quarter (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, VMC, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may, at their sole discretion, deny any request for information made by any person, and may do so for any reason or for no reason. Approved Vanguard Representatives include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

Disclosure of Portfolio Holdings, Including Other Investment Positions, in Accordance with SEC Exemptive Orders

Vanguard's Fund Financial Services unit may disclose to the National Securities Clearing Corporation (NSCC), Authorized Participants, and other market makers the daily portfolio composition files (PCFs) that identify a basket of specified securities that may overlap with the actual or expected portfolio holdings of the Vanguard funds that offer a class of shares known as Vanguard ETF Shares (ETF Funds). Each Vanguard fund relying on exemptive relief from the SEC permitting the operation of actively-managed ETFs generally will seek to disclose complete portfolio holdings, including other investment positions, at the beginning of each business day. These portfolio holdings, including other investment positions, will be disclosed online at vanguard.com in the "Portfolio" section of the fund's Portfolio & Management page. The disclosure of PCFs and portfolio holdings, including other investment positions, will be in accordance with the terms and conditions of related exemptive orders (Vanguard ETF Exemptive Orders) issued by the SEC, as described in this section.

Unlike the conventional classes of shares issued by ETF Funds, the ETF Shares are listed for trading on a national securities exchange. Each ETF Fund issues and redeems ETF Shares in large blocks, known as "Creation Units." To purchase or redeem a Creation Unit, an investor must be an "Authorized Participant" or the investor must purchase or redeem through a broker-dealer that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a "Participant Agreement" with VMC. Each ETF Fund issues Creation Units in exchange for a "portfolio deposit" consisting of a basket of specified securities (Deposit Securities) and a cash payment (Balancing Amount). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of specified securities together with a Balancing Amount.

In connection with the creation and redemption process, and in accordance with the terms and conditions of the Vanguard ETF Exemptive Orders, Vanguard makes available to the NSCC (a clearing agency registered with the SEC and affiliated with the DTC), for dissemination to NSCC participants on each business day prior to the opening of trading on the listing exchange, a PCF containing a list of the names and the required number of shares of each Deposit Security for each ETF Fund. In addition, the listing exchange disseminates (1) continuously throughout the trading day, through the facilities of the Consolidated Tape Association, the market value of an ETF Share; and (2) every 15 seconds throughout the trading day, a calculation of the estimated NAV of an ETF Share (expected to be accurate to within a few basis points). Comparing these two figures allows an investor to determine whether, and to what extent, ETF Shares are selling at a premium or at a discount to NAV. ETF Shares are listed on the exchange and traded on the secondary market in the same manner as other equity securities. The price of ETF Shares trading on the secondary market is based on a current bid/offer market.

In addition to making PCFs available to the NSCC, as previously described, Vanguard's Fund Financial Services unit may disclose the PCF for any ETF Fund to any person, or online at vanguard.com to all categories of persons, if

(1)such disclosure serves a legitimate business purpose and (2) such disclosure does not constitute material nonpublic information. Vanguard's Fund Financial Services unit must make a good faith determination whether the PCF for any ETF Fund constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases the PCF for any ETF Fund would be immaterial and would not convey any advantage to the recipient in making an investment decision concerning the ETF Fund, if sufficient time has passed between the date of the PCF and the date on which the PCF is disclosed. Vanguard's Fund Financial Services unit may, at its sole discretion, determine whether to deny any request for the PCF for any ETF Fund made by any person, and may do so for any reason or for no reason. Disclosure of a PCF must be authorized by a Vanguard fund officer or a Principal in Vanguard's Fund Financial Services unit.

Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes

Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Vanguard's Fund Financial Services unit, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review Department or Legal and Compliance Division.

Disclosure of Portfolio Holdings as Required by Applicable Law

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, VMC, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Prohibitions on Disclosure of Portfolio Holdings

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard's management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

Prohibitions on Receipt of Compensation or Other Consideration

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person or entity from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

INVESTMENT ADVISORY AND OTHER SERVICES

The Funds receive all investment advisory services from Vanguard, through its Equity Index Group. These services are provided by an experienced advisory staff employed directly by Vanguard. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.

During the fiscal years ended October 31, 2017, 2018, and 2019, the Funds incurred the following approximate advisory expenses:

Vanguard Fund	2017	2018	2019

European Stock Index Fund	$2,661,000	$3,152,000	$2,746,000
Pacific Stock Index Fund	1,503,000	1,190,000	999,000

Emerging Markets Stock Index Fund	5,356,000	5,151,000	4,899,000
FTSE All-World ex-US Index Fund	3,122,000	3,597,000	3,468,000
Total World Stock Index Fund	2,305,000	2,412,000	2,499,000

FTSE All-World ex-US Small-Cap Index Fund	967,000	940,000	957,000
Global ex-U.S. Real Estate Index Fund	1,057,000	991,000	958,000

1. Other Accounts Managed

The following table provides information relating to the other accounts managed by the portfolio managers of the Funds as of the fiscal year ended October 31, 2019 (unless otherwise noted):

					Total assets in
				No. of accounts with	accounts with
		No. of		performance-based	performance-based
Portfolio Manager		accounts	Total assets	fees	fees

Christine Franquin	Registered investment	11	$593B	0	$0
	companies1,2,3

	Other pooled investment	1	$10.8B	0	$0
	vehicles

	Other accounts	1	$8.5B	0	$0

Scott E. Geiger	Registered investment	2	$17.7B	0	$0
	companies3

	Other pooled investment	0	$0	0	$0
	vehicles

	Other accounts	0	$0	0	$0

Justin E. Hales	Registered investment	5	$68B	0	$0
	companies1,2,4

	Other pooled investment	0	$0	0	$0
	vehicles

	Other accounts	0	$0	0	$0

Jeffrey D. Miller	Registered investment	9	$107B	0	$0
	companies5,6,7

	Other pooled investment	3	$8.2B	0	$0
	vehicles

	Other accounts	0	$0	0	$0

Michael Perre	Registered investment	8	$625B	0	$0
	companies4,5,6,7

	Other pooled investment	0	$0	0	$0
	vehicles

	Other accounts	1	$8B	0	$0

1 Includes Vanguard European Stock Index Fund which held assets of $18.7 billion as of October 31, 2019.

2 Includes Vanguard FTSE All-World ex-US Index Fund which held assets of $39 billion as of October 31, 2019.

3 Includes Vanguard Total World Stock Index Fund which held assets of $17.2 billion as of October 31, 2019.

4 Includes Vanguard Global ex-U.S. Real Estate Index Fund which held assets of $6.8 billion as of October 31, 2019.

5 Includes Vanguard FTSE All-World ex-US Small-Cap Index Fund which held assets of $6.6 billion as of October 31, 2019. 6 Includes Vanguard Pacific Stock Index Fund which held assets of $6.7 billion as of October 31, 2019.

7 Includes Vanguard Emerging Markets Stock Index Fund which held assets of $87 billion as of October 31, 2019.

2. Material Conflicts of Interest

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these accounts may include separate accounts, collective trusts, and offshore funds. Managing multiple funds or accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes, and oversight by trustees and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

3. Description of Compensation

All Vanguard portfolio managers are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of October 31, 2019, a Vanguard portfolio manager's compensation generally consists of base salary, bonus, and payments under Vanguard's long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.

In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Vanguard's Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or in response to a market adjustment of the position.

A portfolio manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the fund's investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the amount of assets held in any individual fund's portfolio. For each Fund, the performance factor depends on how closely the portfolio manager tracks the Fund's benchmark index over a one-year period. Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives previously described. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard's long-term incentive compensation plan based on their years of service, job level, and if applicable, management responsibilities. Each year, Vanguard's independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard's operating efficiencies in providing services to the Vanguard funds.

4. Ownership of Securities

As of October 31, 2019, Mr. Miller owned shares of Vanguard Emerging Markets Stock Index Fund within the $1–$10,000 range; Mr. Geiger owned shares of Vanguard Total World Stock Index Fund within the $1–$10,000 range; and Mr. Perre owned shares of Vanguard Global ex-U.S. Real Estate Index Fund within the $50,001–$100,000 range and shares of Vanguard Emerging Markets Stock Index Fund within the $100,001–$500,000 range. As of October 31, 2019, none of the other named portfolio managers owned any shares of the Funds they managed.

Duration and Termination of Investment Advisory Agreement

Vanguard provides investment advisory services to the Funds pursuant to the terms of the Fifth Amended and Restated Funds' Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.

Securities Lending

The following table describes the securities lending activities of each Fund during the fiscal year ended October 31, 2019:

Vanguard Fund	Securities Lending Activities
European Stock Index Fund
Gross income from securities lending activities	$15,368,305
Fees paid to securities lending agent from a revenue split	$720,053
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral
reinvestment vehicle) that are not included in the revenue split	$13,109
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$3,718,095
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$4,451,257
Net income from securities lending activities	$10,917,048

Pacific Stock Index Fund
Gross income from securities lending activities	$5,729,172
Fees paid to securities lending agent from a revenue split	$340,376
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral
reinvestment vehicle) that are not included in the revenue split	$6,145
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$697,308
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$1,043,829
Net income from securities lending activities	$4,685,343

Emerging Markets Stock Index Fund

Gross income from securities lending activities

Fees paid to securities lending agent from a revenue split

Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split

Administrative fees not included in revenue split

Indemnification fee not included in revenue split

Rebate (paid to borrower)

Other fees not included in revenue split (specify)

Aggregate fees/compensation for securities lending activities

Net income from securities lending activities

$43,921,251 $2,049,836

$49,444 $141,363 $0 $6,967,278 $0 $9,207,921

$34,713,330

Vanguard Fund	Securities Lending Activities
FTSE All-World ex-US Index Fund
Gross income from securities lending activities	$21,452,936
Fees paid to securities lending agent from a revenue split	$924,335
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral
reinvestment vehicle) that are not included in the revenue split	$23,858
Administrative fees not included in revenue split	$14,946
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$6,143,108
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$7,106,247
Net income from securities lending activities	$14,346,689

Total World Stock Index Fund
Gross income from securities lending activities	$6,527,141
Fees paid to securities lending agent from a revenue split	$316,590
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral
reinvestment vehicle) that are not included in the revenue split	$6,435
Administrative fees not included in revenue split	$8,151
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$1,185,618
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$1,516,794
Net income from securities lending activities	$5,010,347

FTSE All-World ex-US Small-Cap Index Fund
Gross income from securities lending activities	$22,379,841
Fees paid to securities lending agent from a revenue split	$1,309,675
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral
reinvestment vehicle) that are not included in the revenue split	$19,052
Administrative fees not included in revenue split	$8,761
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$2,499,617
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$3,837,105
Net income from securities lending activities	$18,542,736

Global ex-U.S. Real Estate Index Fund

Gross income from securities lending activities

Fees paid to securities lending agent from a revenue split

Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split

Administrative fees not included in revenue split

Indemnification fee not included in revenue split

Rebate (paid to borrower)

Other fees not included in revenue split (specify)

Aggregate fees/compensation for securities lending activities

Net income from securities lending activities

$4,905,430 $212,100

$6,276 $2 $0

$1,525,490 $0 $1,743,868

$3,161,562

The services provided by Brown Brothers Harriman & Co. and Vanguard, each acting separately as securities lending agents for certain Vanguard funds, include coordinating the selection of securities to be loaned to approved borrowers; negotiating the terms of the loan; monitoring the value of the securities loaned and corresponding collateral, marking to market daily; coordinating the investment of cash collateral in the funds' approved cash collateral reinvestment vehicle; monitoring dividends and coordinating material proxy votes relating to loaned securities; and transferring, recalling, and arranging the return of loaned securities to the funds upon termination of the loan.

PORTFOLIO TRANSACTIONS

The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide "best execution." Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer's services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer's execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.

During the fiscal years ended October 31, 2017, 2018, and 2019, the Funds paid the following approximate amounts in brokerage commissions. Brokerage commissions paid by a fund may be substantially different from year to year for multiple reasons, such as cash flows or changes to the stocks that make up a fund's target index.

Vanguard Fund	2017	2018	2019

European Stock Index Fund	$310,000	$542,000	$223,000

Pacific Stock Index Fund	122,000	135,000	128,000

Emerging Markets Stock Index Fund	7,829,000	7,579,000	8,829,000

FTSE All-World ex-US Index Fund	1,076,000	1,642,000	1,470,000

Total World Stock Index Fund	458,000	549,000	557,000

FTSE All-World ex-US Small-Cap Index Fund	391,000	612,000	539,000

Global ex-U.S. Real Estate Index Fund	259,000	353,000	343,000

Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of a Fund and one or more of the advisor's other clients and are considered for purchase or sale at or about the same time, then transactions in such securities may be aggregated by the advisor, and the purchased securities or sale proceeds may be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.

The ability of Vanguard and external advisors to purchase or dispose of certain fund investments, or to exercise rights on behalf of a Fund, may be restricted or impaired because of limitations imposed by law, regulation, or by certain regulators or issuers. As a result, Vanguard and external advisors on behalf of a Fund may be required to limit purchases, sell existing investments, or otherwise limit the exercise of shareholder rights by the Fund, including voting rights. These ownership restrictions and limitations can impact a Fund's performance. For index funds, this impact generally takes the form of tracking error, which can arise when a fund is not able to acquire its desired amount of a security. For actively managed funds, this impact can result, for example, in missed investment opportunities otherwise desired by a fund's investment advisor. If a Fund is required to limit its investment in a particular issuer, then the Fund may seek to obtain regulatory or corporate consents or ownership waivers. Other options a Fund may pursue include seeking to obtain economic exposure to that issuer through alternative means, such as through a derivative, which may be more costly than owning securities of the issuer directly, or through investment in a wholly-owned subsidiary.

As of October 31, 2019, each Fund held securities of its "regular brokers or dealers," as that term is defined in Rule 10b-1 of the 1940 Act, as follows:

Vanguard Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings

European Stock Index Fund	Barclays Capital Inc.	$69,014,000
	Credit Suisse Securities (USA) LLC	57,478,000
	Societe Generale	40,447,000
Pacific Stock Index Fund	Instinet LLC	23,005,000
	Macquarie Securities Inc.	26,974,000
Emerging Markets Stock Index Fund	BANCO ITAU S/A	882,648,000
	Banco Santander Cent Hispano SA	144,980,000
FTSE All-World ex-US Index Fund	BANCO ITAU S/A	104,123,000
	Barclays Capital Inc.	65,969,000
	Credit Suisse Securities (USA) LLC	54,753,000
	HSBC Securities (USA) Inc.	270,130,000
	Instinet LLC	41,208,000
	UBS Financial Services Inc.	71,438,000
FTSE All-World ex-US Small-Cap Index Fund	Instinet LLC	2,668,000
Total World Stock Index Fund	Barclays Capital Inc.	11,710,000
	Credit Suisse Securities (USA) LLC	9,657,000
	Goldman, Sachs & Co.	21,897,000
	HSBC Securities (USA) Inc.	48,409,000
	Instinet LLC	7,537,000
	J.P. Morgan Securities Inc.	126,275,000
	Merrill Lynch, Pierce, Fenner & Smith Inc.	83,360,000
	Morgan Stanley	17,322,000
	RBC Capital Markets	37,011,000
	UBS Securities LLC	12,789,000
	Wells Fargo Securities, LLC	65,007,000
Global ex-U.S. Real Estate Index Fund	Instinet LLC	68,042,000

PROXY VOTING

I. Proxy Voting Policies

Each Vanguard fund advised by Vanguard retains the authority to vote proxies received with respect to the shares of equity securities held in a portfolio advised by Vanguard. The Board of Trustees of the Vanguard-advised funds (the Board) has adopted proxy voting procedures and guidelines to govern proxy voting for each portfolio retaining proxy voting authority, which are summarized in Appendix A.

Vanguard has entered into agreements with various state, federal, and non-U.S. regulators and with certain issuers that limit the amount of shares that the funds may vote at their discretion for particular securities. For these securities, the funds are able to vote a limited portion of the shares at their discretion. Any additional shares generally are voted in the same proportion as votes cast by the issuer's entire shareholder base (i.e., mirror voted), or the fund is not permitted to vote such shares. Further, the Board has adopted policies that will result in certain funds mirror voting a higher proportion of the shares they own in a regulated issuer in order to permit certain other funds (generally advised by managers not affiliated with Vanguard) to mirror vote none, or a lower proportion of, their shares in such regulated issuer.

II. Securities Lending

There may be occasions when Vanguard needs to restrict lending of and/or recall securities that are out on loan in order to vote the full position at a shareholder meeting. For the funds managed by Vanguard, Vanguard has processes to monitor securities on loan and to evaluate any circumstances that may require it to restrict and/or attempt to recall the security based on the criteria set forth in Appendix A.

To obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30, log on to vanguard.com or visit the SEC's website at www.sec.gov.

INFORMATION ABOUT THE ETF SHARE CLASS

Each Fund (collectively, the ETF Funds) offers and issues an exchange-traded class of shares called ETF Shares. Each Fund issues and redeems ETF Shares in large blocks, known as "Creation Units."

To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must transact through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation, the Funds' Distributor (the Distributor). For a current list of Authorized Participants, contact the Distributor.

Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. As with any stock traded on an exchange through a broker, purchases and sales of ETF Shares will be subject to usual and customary brokerage commissions.

Each ETF Fund issues Creation Units in kind in exchange for a basket of securities that are part of—or soon to be part of— its target index (Deposit Securities). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of securities that are part of the Fund's portfolio holdings (Redemption Securities). The Deposit Securities and Redemption Securities may include American Depository Receipts (ADRs). As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully on the following pages. Each ETF Fund reserves the right to issue Creation Units for cash, rather than in kind. As of the date of this Statement of Additional Information, cash purchases and redemptions will be required for securities traded in Brazil, Chile, China, Colombia, Egypt, India, Kuwait, Malaysia, Pakistan, Peru, Qatar, Russia, Saudi Arabia, South Korea, Taiwan, and UAE.

Exchange Listing and Trading

The ETF Shares have been approved for listing on a national securities exchange and will trade on the exchange at market prices that may differ from net asset value (NAV). There can be no assurance that, in the future, ETF Shares will continue to meet all of the exchange's listing requirements. The exchange will institute procedures to delist a Fund's ETF

Shares if the Fund's ETF Shares do not continuously comply with the exchange's listing rules. The exchange will also delist a Fund's ETF Shares upon termination of the ETF Share class.

The exchange disseminates, through the facilities of the Consolidated Tape Association, an updated "indicative optimized portfolio value" (IOPV) for each ETF Fund as calculated by an information provider. The ETF Funds are not involved with or responsible for the calculation or dissemination of the IOPVs, and they make no warranty as to the accuracy of the IOPVs. An IOPV for each Fund's ETF Shares is disseminated every 15 seconds during regular exchange trading hours. An IOPV has a securities value component and a cash component. The securities values included in an IOPV are based on the real-time market prices of the Deposit Securities for a Fund's ETF Shares. The IOPV is designed as an estimate of an ETF Fund's NAV at a particular point in time, but it is only an estimate and should not be viewed as the actual NAV, which is calculated once each day.

Conversions and Exchanges

Owners of conventional shares (i.e., not exchange-traded shares) issued by an ETF Fund may convert those shares to ETF Shares of equivalent value of the same Fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, an investor must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm. To initiate a conversion of conventional shares to ETF Shares, an investor must contact his or her broker.

Vanguard Brokerage Services does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege.

Converting conventional shares to ETF Shares is generally accomplished as follows. First, after the broker notifies Vanguard of an investor's request to convert, Vanguard will transfer conventional shares from the investor's account with Vanguard to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect the broker, not the investor, as the owner of the shares. Next, the broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective NAVs of the two share classes. The ETF Fund's transfer agent will reflect ownership of all ETF Shares in the name of the DTC. The DTC will keep track of which ETF Shares belong to the broker, and the broker, in turn, will keep track of which ETF Shares belong to its customers.

Because the DTC is unable to handle fractional shares, only whole shares can be converted. For example, if the investor owned 300.25 conventional shares, and this was equivalent in value to 90.75 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares with a value equal to 0.75 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. The broker then could either (1) take certain internal actions necessary to credit the investor's account with 0.75 ETF Shares or (2) redeem the 2.481 conventional shares for cash at NAV and deliver that cash to the investor's account. If the broker chose to redeem the conventional shares, the investor would realize a gain or loss on the redemption that must be reported on his or her tax return (unless the shares are held in an IRA or other tax-deferred account). An investor should consult his or her broker for information on how the broker will handle the conversion process, including whether the broker will impose a fee to process a conversion.

The conversion process works differently for investors who opt to hold ETF Shares through an account at Vanguard Brokerage Services. Investors who convert their conventional shares to ETF Shares through Vanguard Brokerage Services will have all conventional shares for which they request conversion converted to the equivalent dollar value of ETF Shares. Because no fractional shares will have to be sold, the transaction will not be taxable.

Here are some important points to keep in mind when converting conventional shares of an ETF Fund to ETF Shares:

⬛The conversion process can take anywhere from several days to several weeks, depending on the broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when an ETF Fund declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class to which the shares will be converted.

⬛During the conversion process, an investor will remain fully invested in the Fund's conventional shares, and the investment will increase or decrease in value in tandem with the NAV of those shares.

⬛The conversion transaction is nontaxable except, if applicable, to the very limited extent previously described.

⬛During the conversion process, an investor will be able to liquidate all or part of an investment by instructing Vanguard or the broker (depending on whether the shares are held in the investor's account or the broker's omnibus account) to redeem the conventional shares. After the conversion process is complete, an investor will be able to liquidate all or part of an investment by instructing the broker to sell the ETF Shares.

Book Entry Only System

ETF Shares issued by the Funds are registered in the name of the DTC or its nominee, Cede & Co., and are deposited with, or on behalf of, the DTC. The DTC is a limited-purpose trust company that was created to hold securities of its participants (DTC Participants) and to facilitate the clearance and settlement of transactions among them through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. The DTC is a subsidiary of the Depository Trust and Clearing Corporation (DTCC), which is owned by certain participants of the DTCC's subsidiaries, including the DTC. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (Indirect Participants).

Beneficial ownership of ETF Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in ETF Shares (owners of such beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from, or through, the DTC Participant a written confirmation relating to their purchase of ETF Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities. Such laws may impair the ability of certain investors to acquire beneficial interests in ETF Shares.

Each ETF Fund recognizes the DTC or its nominee as the record owner of all ETF Shares for all purposes. Beneficial Owners of ETF Shares are not entitled to have ETF Shares registered in their names and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of the DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests to exercise any rights of a holder of ETF Shares. Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. The DTC will make available to each ETF Fund, upon request and for a fee, a listing of the ETF Shares of the Fund held by each DTC Participant. The ETF Fund shall obtain from each DTC Participant the number of Beneficial Owners holding ETF Shares, directly or indirectly, through the DTC Participant. The ETF Fund shall provide each DTC Participant with copies of such notice, statement, or other communication, in form, in number, and at such place as the DTC Participant may reasonably request, in order that these communications may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the ETF Fund shall pay to each DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, subject to applicable statutory and regulatory requirements.

Share distributions shall be made to the DTC or its nominee as the registered holder of all ETF Shares. The DTC or its nominee, upon receipt of any such distributions, shall immediately credit the DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in ETF Shares of the appropriate Fund as shown on the records of the DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of ETF Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The ETF Funds have no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners; for payments made on account of beneficial ownership interests in such ETF Shares; for maintenance, supervision, or review of any records relating to such beneficial ownership interests; or for any other aspect of the relationship between the DTC and DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

The DTC may determine to discontinue providing its service with respect to ETF Shares at any time by giving reasonable notice to the ETF Funds and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the ETF Funds shall take action either to find a replacement for the DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of ETF Shares, unless the ETF Funds make other arrangements with respect thereto satisfactory to the exchange.

Purchase and Issuance of ETF Shares in Creation Units

Except for conversions to ETF Shares from conventional shares, the ETF Funds issue and sell ETF Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt of an order in proper form on any business day. The ETF Funds do not issue fractional Creation Units.

A business day is any day on which the NYSE is open for business. As of the date of this Statement of Additional Information, the NYSE observes the following U.S. holidays: New Year's Day; Martin Luther King, Jr., Day; Presidents' Day (Washington's Birthday); Good Friday; Memorial Day (observed); Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

Fund Deposit. The consideration for purchase of a Creation Unit from an ETF Fund generally consists of the in-kind deposit of a designated portfolio of securities (Deposit Securities) and an amount of cash (Cash Component) consisting of a purchase balancing amount and a transaction fee (both described in the following paragraphs). Together, the Deposit Securities and the Cash Component constitute the fund deposit.

The purchase balancing amount is an amount equal to the difference between the NAV of a Creation Unit and the market value of the Deposit Securities (Deposit Amount). It ensures that the NAV of a fund deposit (not including the transaction fee) is identical to the NAV of the Creation Unit it is used to purchase. If the purchase balancing amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to the ETF Fund in cash. If the purchase balancing amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by the ETF Fund to the purchaser in cash (except as offset by the transaction fee).

Vanguard, through the National Securities Clearing Corporation (NSCC), makes available after the close of each business day a list of the names and the number of shares of each Deposit Security to be included in the next business day's fund deposit for each ETF Fund (subject to possible amendment or correction). In the case of Vanguard Emerging Markets Stock Index Fund, which requires that creation orders transmitted via certain modes of communication be placed during specified hours on the day before the trade date (T-1), Vanguard makes available prior to Closing Time (defined below) on T-1, through its proprietary portal system, a list of the names and the number of shares of each Deposit Security to be included in the fund deposit for use on the trade date (subject to possible amendment or correction). Each ETF Fund reserves the right to accept a nonconforming fund deposit.

The identity and number of shares of the Deposit Securities required for a fund deposit may change from one day to another to reflect rebalancing adjustments and corporate actions or to respond to adjustments to the weighting or composition of the component securities of the relevant target index.

In addition, each ETF Fund reserves the right to permit or require the substitution of an amount of cash—referred to as "cash in lieu"—to be added to the Cash Component to replace any Deposit Security. This might occur, for example, if a Deposit Security is not available in sufficient quantity for delivery, is not eligible for transfer through the applicable clearance and settlement system, or is not eligible for trading by an Authorized Participant or the investor for which an Authorized Participant is acting. Trading costs incurred by the ETF Fund in connection with the purchase of Deposit Securities with cash-in-lieu amounts will be an expense of the ETF Fund. However, Vanguard may adjust the transaction fee to protect existing shareholders from this expense.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate ETF Fund, and the ETF Fund's determination shall be final and binding.

Procedures for Purchasing Creation Units. An order to purchase a Creation Unit of each ETF Fund other than Vanguard Emerging Markets Stock Index Fund, and an order to purchase a Creation Unit of Vanguard Emerging Markets Stock Index Fund transmitted via U.S. mail or overnight delivery service, must be submitted in proper form to the Distributor; such order must be received by the Distributor prior to the closing time of regular trading on the NYSE (Closing Time) (ordinarily 4 p.m., Eastern time) to receive that business day's NAV. An order to purchase a Creation Unit of Vanguard Emerging Markets Stock Index Fund transmitted via portal, fax, email, or telephone must be submitted in proper form to the Distributor; such order must be received by the Distributor within a ninety-minute window after Closing Time on the preceding business day (ordinarily between 4 p.m. and 5:30 p.m., Eastern time) to receive the NAV on a particular business day. Each ETF Fund reserves the absolute right to reject a purchase order (see discussion below under the heading "Rejection of Purchase Orders"). The date on which an order to purchase (or redeem) Creation Units is placed is referred to as the transmittal date. Authorized Participants must transmit purchase orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.

The Distributor shall inform the ETF Fund's custodian of the order. The custodian will then inform the appropriate foreign subcustodians. Each subcustodian shall maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the relevant Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or cash-in-lieu amount), with any appropriate adjustments as advised by Vanguard. Deposit Securities must be delivered to an account maintained at the applicable local subcustodians.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the ETF Fund, immediately available or same-day funds estimated by the ETF Fund to be sufficient to pay the Cash Component. Any excess funds will be returned following settlement of the issue of the Creation Unit.

Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase order by Closing Time, or an earlier cut-off time in the case of an ETF Fund that has established such a time, even if the problem is the responsibility of one of those parties (e.g., the Distributor's phone or email systems were not operating properly).

If you are not an Authorized Participant, you must place your purchase order in an acceptable form with an Authorized Participant. The Authorized Participant may request that you make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash when required).

An order to purchase Creation Units is deemed received on the transmittal date if (1) such order is received by the Distributor prior to Closing Time on such transmittal date, or an earlier cut-off time in the case of an ETF Fund that has established such a time and (2) all other procedures set forth in the Participant Agreement are properly followed.

Except as provided herein, a Creation Unit will not be issued until the transfer of good title to an ETF Fund of the Deposit Securities and the payment of the Cash Component have been completed. When each subcustodian has confirmed to the custodian that the required securities included in the fund deposit have been delivered to the account of the relevant subcustodian, and the Cash Component has been delivered to the custodian, the Distributor shall be notified of such delivery, and the ETF Fund will issue and cause the delivery of the Creation Unit.

If a fund deposit is incomplete on the second business day after the trade date (the trade date, known as "T," is the date on which the trade actually takes place; two business days after the trade date is known as "T+2") because of the failed delivery of one or more of the Deposit Securities, an ETF Fund shall be entitled to cancel the purchase order.

Alternatively, an ETF Fund may issue Creation Units in reliance on the Authorized Participant's undertaking to deliver the missing Deposit Securities at a later date. Such undertaking shall be secured by the delivery and maintenance of cash collateral in an amount determined by the ETF Fund in accordance with the terms of the Participant Agreement.

Rejection of Purchase Orders. Each ETF Fund reserves the absolute right to reject a purchase order. By way of example, and not limitation, an ETF Fund will reject a purchase order if:

⬛The order is not in proper form.

⬛The Deposit Securities delivered are not the same (in name or amount) as the published basket.

⬛Acceptance of the Deposit Securities would have certain adverse tax consequences to the ETF Fund.

⬛Acceptance of the fund deposit would, in the opinion of counsel, be unlawful.

⬛Acceptance of the fund deposit would otherwise, at the discretion of the ETF Fund or Vanguard, have an adverse effect on the Fund or any of its shareholders.

⬛Circumstances outside the control of the ETF Fund, the Trust, the transfer agent, the custodian, the subcustodian(s), the Distributor, and Vanguard make it for all practical purposes impossible to process the order. Examples include, but are not limited to, natural disasters, public service disruptions, or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties as well as the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events.

If a purchase order is rejected, the Distributor shall notify the Authorized Participant that submitted the order. The ETF Funds, the Trust, the transfer agent, the custodian, the subcustodian(s), the Distributor, and Vanguard are under no duty, however, to give notification of any defects or irregularities in the delivery of a fund deposit, nor shall any of them incur any liability for the failure to give any such notification.

Transaction Fee on Purchases of Creation Units. Each ETF Fund may impose a transaction fee (payable to the Fund) to compensate the Fund for costs associated with the issuance of Creation Units. The amount of the fee, which may be changed by each ETF Fund from time to time at its sole discretion, is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard's proprietary portal system. When an ETF Fund permits (or requires) a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser may be assessed an additional variable charge on the cash-in-lieu portion of the investment. The amount of this charge will be disclosed to investors before they place their orders. The amount will be determined by the ETF Fund at its sole discretion. The maximum transaction fees on purchases of Creation Units, including any additional charges as described, shall be 2% of the value of the Creation Units.

Each ETF Fund reserves the right to not impose a transaction fee or to vary the amount of the transaction fee imposed, up to the maximum amount listed above. To the extent a creation transaction fee is not charged or does not cover the costs associated with the issuance of the Creation Units, certain costs may be borne by the Fund.

Redemption of ETF Shares in Creation Units

To be eligible to place a redemption order, you must be an Authorized Participant. Investors that are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to redeem a Creation Unit.

ETF Shares may be redeemed only in Creation Units. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of ETF Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Redemption requests received on a business day in good order will receive the NAV next determined after the request is made.

Unless cash redemptions are available or specified for an ETF Fund, an investor tendering a Creation Unit generally will receive redemption proceeds consisting of (1) a basket of Redemption Securities; plus (2) a redemption balancing amount in cash equal to the difference between (x) the NAV of the Creation Unit being redeemed, as next determined after receipt of a request in proper form, and (y) the value of the Redemption Securities; less (3) a transaction fee. If the Redemption Securities have a value greater than the NAV of a Creation Unit, the redeeming investor will pay the redemption balancing amount in cash to the ETF Fund, rather than receive such amount from the Fund.

Vanguard, through the NSCC, makes available after the close of each business day a list of the names and the number of shares of each Redemption Security to be included in the next business day's redemption basket for each ETF Fund (subject to possible amendment or correction). In the case of Vanguard Emerging Markets Stock Index Fund, which requires that redemption orders transmitted via certain modes of communication be placed during specified hours on T-1, Vanguard makes available prior to Closing Time on T-1, through its proprietary portal system, a list of the names and the number of shares of each Redemption Security to be included in the redemption basket for use on the trade date (subject to possible amendment or correction). The basket of Redemption Securities provided to an investor redeeming a Creation Unit may not be identical to the basket of Deposit Securities required of an investor purchasing a Creation Unit. If an ETF Fund and a redeeming investor mutually agree, the Fund may provide the investor with a basket of Redemption Securities that differs from the composition of the redemption basket published through the NSCC.

Each ETF Fund reserves the right to deliver cash in lieu of any Redemption Security for the same reason it might accept cash in lieu of a Deposit Security, as previously discussed, or if the ETF Fund could not lawfully deliver the security or could not do so without first registering such security under federal or state law.

Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a redemption order by Closing Time, or an earlier cut-off time in the case of an ETF Fund that has established such a time, even if the problem is the responsibility of one of those parties (e.g., the Distributor's phone or email systems were not operating properly).

Transaction Fee on Redemptions of Creation Units. Each ETF Fund may impose a transaction fee (payable to the Fund) to compensate the Fund for costs associated with the redemption of Creation Units. The amount of the fee, which may be changed by each ETF Fund from time to time at its sole discretion, is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard's proprietary portal system. When an ETF Fund permits (or requires) a redeeming investor to receive cash in lieu of one or more Redemption Securities, the investor may be assessed an additional variable charge on the cash-in-lieu portion of the redemption. The amount of this charge will be disclosed to investors before they place their orders. The amount will vary as determined by the ETF Fund at its sole discretion. The maximum transaction fee on redemptions of Creation Units, including any additional charges as described, shall be 2% of the value of the Creation Units.

Each ETF Fund reserves the right to not impose a transaction fee or to vary the amount of the transaction fee imposed, up to the maximum amount listed above. To the extent a redemption transaction fee is not charged or does not cover the costs associated with the redemption of the Creation Units, certain costs may be borne by the Fund.

Placement of Redemption Orders. An order to redeem a Creation Unit of each ETF Fund other than Vanguard Emerging Markets Stock Index Fund and an order to redeem a Creation Unit of Vanguard Emerging Markets Stock Index Fund transmitted via U.S. mail or overnight delivery service must be submitted in proper form to the Distributor; such order must be received by the Distributor prior to Closing Time to receive that business day's NAV. An order to redeem a Creation Unit of Vanguard Emerging Markets Stock Index Fund transmitted via portal, fax, email, or telephone must be submitted in proper form to the Distributor; such order must be received by the Distributor within a ninety-minute window after Closing Time on the preceding business day (ordinarily between 4 p.m. and 5:30 p.m., Eastern time) to receive the NAV on a particular business day. Authorized Participants must transmit redemption orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.

An order to redeem a Creation Unit is deemed received on the transmittal date if (1) such order is received by the Distributor before Closing Time on such transmittal date or an earlier cut-off time in the case of an ETF Fund that has established such a time and (2) all other procedures set forth in the Participant Agreement are properly followed.

If on T+2 an Authorized Participant has failed to deliver all of the Vanguard ETF Shares it is seeking to redeem, an ETF Fund shall be entitled to cancel the redemption order. Alternatively, the ETF Fund may deliver to the Authorized Participant the full complement of Redemption Securities and cash in reliance on the Authorized Participant's undertaking to deliver the missing ETF Shares at a later date. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of cash collateral in accordance with collateral procedures that are part of the Participant Agreement. In all cases the ETF Fund shall be entitled to charge the Authorized Participant for any costs (including investment losses, attorney's fees, and interest) incurred by the ETF Fund as a result of the late delivery or failure to deliver.

Each ETF Fund reserves the right, at its sole discretion, to require or permit a redeeming investor to receive the redemption proceeds in cash. In such cases, the investor would receive a cash payment equal to the NAV of its ETF

Shares based on the NAV of those shares next determined after the redemption request is received in proper form (minus a transaction fee, including a charge for cash redemptions, as previously discussed).

If an Authorized Participant, or a redeeming investor acting through an Authorized Participant, is subject to a legal restriction with respect to a particular security included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the security.

Each ETF Fund generally will deliver redemption proceeds within two business days. Because of the schedule of holidays in certain markets, however, the delivery of in-kind redemption proceeds may take longer than two business days. For each market relating to the ETF Fund, the markets and dates where more than seven days would be needed to deliver redemption proceeds are identified under the heading ETF Shares: Foreign Market Information. The ETF Fund will deliver redemption proceeds within the number of days stated under ETF Shares: Foreign Market Information.

In connection with taking delivery of shares of Redemption Securities upon redemption of a Creation Unit, an Authorized Participant, or a Beneficial Owner redeeming through an Authorized Participant, must maintain appropriate security arrangements with a qualified broker-dealer, bank, or other custody provider in each jurisdiction in which any of the Redemption Securities are customarily traded, to which account such Deposit Securities will be delivered.

If appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdictions, as required in the preceding paragraph, are not in place, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdictions, the ETF Fund may at its discretion effect the redemption in cash. In such case, the investor will receive a cash payment equal to the NAV of the redeemed shares, based on the NAV next calculated after receipt of the redemption request in proper form (minus a transaction fee and an additional variable charge for cash redemptions specified previously, to offset the ETF Fund's transaction costs associated with the disposition of Redemption Securities of the ETF Fund). Redemptions of Creation Units will be subject to compliance with applicable United States federal and state securities laws and the ETF Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the ETF Fund could not lawfully deliver specific Redemption Securities or could not do so without first registering such securities under federal or state law.

If cash redemptions are permitted or required by an ETF Fund, proceeds will be paid to the Authorized Participant as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed under ETF Shares: Foreign Market Information hereto where more than seven calendar days may be needed).

To the extent contemplated by an Authorized Participant's agreement with the Distributor, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the Creation Unit to be redeemed to the ETF Fund prior to Closing Time on the business day of submission of such redemption request, the Distributor may nonetheless accept the redemption in reliance on the undertaking by the Authorized Participant to deliver the missing ETF Shares as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value at least equal to 103% of the value of the missing ETF Shares in accordance with the ETF Fund's then-effective procedures. In all cases the Fund shall be entitled to charge the redeeming investor for any costs (including investment losses, attorney's fees, and interest) sustained by the ETF Fund as a result of the late delivery or failure to deliver.

Because the Redemption Securities of an ETF Fund may trade on the relevant exchange(s) on days that the exchange is closed, stockholders may not be able to redeem their shares of the ETF Fund, or to purchase or sell ETF Shares on the exchange, on days when the NAVs of the ETF Funds could be significantly affected by events in the relevant foreign markets.

Suspension of Redemption Rights. The right of redemption may be suspended or the date of payment postponed with respect to an ETF Fund (1) for any period during which the NYSE or listing exchange is closed (other than customary weekend and holiday closings), (2) for any period during which trading on the NYSE or listing exchange is suspended or restricted, (3) for any period during which an emergency exists as a result of which disposal of the Fund's portfolio securities or determination of its NAV is not reasonably practicable, or (4) in such other circumstances as the SEC permits.

Precautionary Notes

A precautionary note to ETF investors: The DTC or its nominee will be the registered owner of all outstanding ETF Shares. Your ownership of ETF Shares will be shown on the records of the DTC and the DTC Participant broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

You should also be aware that investments in ETF Shares may be subject to certain risks relating to having large shareholders. To the extent that a large number of the Fund's ETF Shares are held by a large shareholder (e.g., an institutional investor, an investment advisor or an affiliate of an investment advisor, an authorized participant, a lead market maker, or another entity), a large redemption by such a shareholder could result in an increase in the ETF's expense ratio, cause the ETF to incur higher transaction costs, cause the ETF to fail to comply with applicable listing standards of the listing exchange upon which it is listed, lead to the realization of taxable capital gains, or cause the remaining shareholders to receive distributions representing a disproportionate share of the ETF's ordinary income and long-term capital gains. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material upward or downward effect on the market price of the ETF Shares.

A precautionary note to purchasers of Creation Units: You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing fund.

Because new ETF Shares may be issued on an ongoing basis, a "distribution" of ETF Shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in your being deemed a participant in the distribution in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933 (the 1933 Act). For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing fund, break them down into the constituent ETF Shares, and sell those shares directly to customers or if you choose to couple the creation of a supply of new ETF Shares with an active selling effort involving solicitation of secondary market demand for ETF Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary- market transactions), and thus dealing with ETF Shares as part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act.

A precautionary note to shareholders redeeming Creation Units: An Authorized Participant that is not a "qualified institutional buyer" as defined in Rule 144A under the 1933 Act will not be able to receive, as part of the redemption basket, restricted securities eligible for resale under Rule 144A.

A precautionary note to investment companies: Vanguard ETF Shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940. Vanguard has obtained an SEC exemptive order that allows registered investment companies to invest in the issuing funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including the requirement to enter into a participation agreement with Vanguard.

ETF Shares: Foreign Market Information

The security settlement cycles and local market holiday schedules in foreign markets, as well as unscheduled foreign market closings, may result in the delivery of redemption proceeds (either in kind or in cash) more than seven days after receipt of a redemption request in proper form. Below are the dates of regular holidays affecting the relevant markets in which the ETF Funds invest and the dates on which, if a redemption request is submitted, the settlement period in a given market will exceed seven days. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays," the elimination of existing holidays, or changes in local securities delivery practices could affect the information set forth herein at some time in the future.

Regular Holidays. The calendar year 2020 local market holidays are as follows:

Market	Date

Argentina	01/01/2020

Argentina	02/24/2020

Argentina	02/25/2020

Argentina	03/23/2020

Argentina	03/24/2020

Argentina	04/02/2020

Argentina	04/09/2020

Argentina	04/10/2020

Argentina	05/01/2020

Argentina	05/25/2020

Argentina	06/15/2020

Argentina	07/09/2020

Argentina	07/10/2020

Argentina	08/17/2020

Argentina	10/12/2020

Argentina	11/06/2020

Argentina	11/23/2020

Argentina	12/07/2020

Argentina	12/08/2020

Argentina	12/24/2020

Argentina	12/25/2020

Argentina	12/31/2020

Australia	01/01/2020

Australia	01/27/2020

Australia	04/10/2020

Australia	04/13/2020

Australia	06/08/2020

Australia	12/24/2020

Australia	12/25/2020

Australia	12/28/2020

Australia	12/31/2020

Austria	01/01/2020

Austria	04/10/2020

Austria	04/13/2020

Austria	05/01/2020

Austria	06/01/2020

Austria	10/26/2020

Austria	12/24/2020

Austria	12/25/2020

Austria	12/31/2020

Bahrain	01/01/2020

Bahrain	05/03/2020

Bahrain	05/24/2020

Bahrain	05/25/2020

Bahrain	05/26/2020

Bahrain	08/02/2020

Bahrain	08/03/2020

Bahrain	08/20/2020

Bahrain	08/30/2020

Bahrain	08/31/2020

Bahrain	10/29/2020

Bahrain	12/16/2020

Bahrain	12/17/2020

Bangladesh	03/17/2020

Bangladesh	03/26/2020

Bangladesh	04/09/2020

Bangladesh	04/14/2020

Bangladesh	05/06/2020

Bangladesh	05/21/2020

Bangladesh	05/24/2020

Bangladesh	05/25/2020

Bangladesh	05/26/2020

Bangladesh	07/01/2020

Bangladesh	08/02/2020

Bangladesh	08/11/2020

Bangladesh	08/30/2020

Bangladesh	10/26/2020

Bangladesh	12/16/2020

Bangladesh	12/31/2020

Belgium	01/01/2020

Belgium	04/10/2020

Belgium	04/13/2020

Belgium	05/01/2020

Belgium	12/24/2020

Belgium	12/25/2020

Belgium	12/31/2020

Bermuda	01/01/2020

Bermuda	04/10/2020

Bermuda	05/29/2020

Bermuda	06/15/2020

Bermuda	07/30/2020

Bermuda	07/31/2020

Bermuda	09/07/2020

Bermuda	11/11/2020

Bermuda	12/25/2020

Bermuda	12/28/2020

Botswana	01/01/2020

Botswana	01/02/2020

Botswana	04/10/2020

Botswana	04/13/2020

Botswana	05/01/2020

Botswana	05/21/2020

Botswana	07/01/2020

Botswana	07/20/2020

Botswana	07/21/2020

Botswana	09/30/2020

Botswana	10/01/2020

Botswana	12/25/2020

Brazil	01/01/2020

Brazil	02/24/2020

Brazil	02/25/2020

Brazil	04/10/2020

Brazil	04/21/2020

Brazil	05/01/2020

Brazil	06/11/2020

Brazil	07/09/2020

Brazil	09/07/2020

Brazil	10/12/2020

Brazil	11/02/2020

Brazil	11/20/2020

Brazil	12/24/2020

Brazil	12/25/2020

Brazil	12/31/2020

Bulgaria	01/01/2020

Bulgaria	03/03/2020

Bulgaria	04/10/2020

Bulgaria	04/13/2020

Bulgaria	04/17/2020

Bulgaria	04/20/2020

Bulgaria	05/01/2020

Bulgaria	05/06/2020

Bulgaria	05/25/2020

Bulgaria	09/07/2020

Bulgaria	09/22/2020

Bulgaria	12/24/2020

Bulgaria	12/25/2020

Bulgaria	12/28/2020

Canada	01/01/2020

Canada	02/17/2020

Canada	04/10/2020

Canada	05/18/2020

Canada	07/01/2020

Canada	08/03/2020

Canada	09/07/2020

Canada	10/12/2020

Canada	11/11/2020

Canada	12/24/2020

Canada	12/25/2020

Canada	12/28/2020

Chile	01/01/2020

Chile	04/10/2020

Chile	05/01/2020

Chile	05/21/2020

Chile	06/29/2020

Chile	07/16/2020

Chile	09/18/2020

Chile	10/12/2020

Chile	12/08/2020

Chile	12/25/2020

Chile	12/31/2020

China A-Share	01/01/2020

China A-Share	01/24/2020

China A-Share	01/27/2020

China A-Share	01/28/2020

China A-Share	01/29/2020

China A-Share	01/30/2020

China A-Share	01/31/2020

China A-Share	04/06/2020

China A-Share	05/01/2020

China A-Share	05/04/2020

China A-Share	05/05/2020

China A-Share	06/25/2020

China A-Share	06/26/2020

China A-Share	10/01/2020

China A-Share	10/02/2020

China A-Share	10/05/2020

China A-Share	10/06/2020

China A-Share	10/07/2020

China A-Share	10/08/2020

China B-Share	01/01/2020

China B-Share	01/01/2020

China B-Share	01/24/2020

China B-Share	01/24/2020

China B-Share	01/27/2020

China B-Share	01/27/2020

China B-Share	01/28/2020

China B-Share	01/28/2020

China B-Share	01/29/2020

China B-Share	01/29/2020

China B-Share	01/30/2020

China B-Share	01/30/2020

China B-Share	01/31/2020

China B-Share	01/31/2020

China B-Share	04/06/2020

China B-Share	04/06/2020

China B-Share	05/01/2020

China B-Share	05/01/2020

China B-Share	05/04/2020

China B-Share	05/04/2020

China B-Share	05/05/2020

China B-Share	05/05/2020

China B-Share	06/25/2020

China B-Share	06/25/2020

China B-Share	06/26/2020

China B-Share	06/26/2020

China B-Share	10/01/2020

China B-Share	10/01/2020

China B-Share	10/02/2020

China B-Share	10/02/2020

China B-Share	10/05/2020

China B-Share	10/05/2020

China B-Share	10/06/2020

China B-Share	10/06/2020

China B-Share	10/07/2020

China B-Share	10/07/2020

China B-Share	10/08/2020

China B-Share	10/08/2020

China Connect	01/01/2020

China Connect	01/24/2020

China Connect	01/27/2020

China Connect	01/28/2020

China Connect	01/29/2020

China Connect	01/30/2020

China Connect	01/31/2020

China Connect	04/06/2020

China Connect	04/09/2020

China Connect	04/10/2020

China Connect	04/13/2020

China Connect	04/29/2020

China Connect	04/30/2020

China Connect	05/01/2020

China Connect	05/04/2020

China Connect	05/05/2020

China Connect	06/25/2020

China Connect	06/26/2020

China Connect	06/30/2020

China Connect	07/01/2020

China Connect	10/01/2020

China Connect	10/02/2020

China Connect	10/05/2020

China Connect	10/06/2020

China Connect	10/07/2020

China Connect	10/08/2020

China Connect	10/23/2020

China Connect	10/26/2020

China Connect	12/24/2020

China Connect	12/25/2020

Colombia	01/01/2020

Colombia	01/06/2020

Colombia	03/23/2020

Colombia	04/09/2020

Colombia	04/10/2020

Colombia	05/01/2020

Colombia	05/25/2020

Colombia	06/15/2020

Colombia	06/22/2020

Colombia	06/29/2020

Colombia	07/20/2020

Colombia	08/07/2020

Colombia	08/17/2020

Colombia	10/12/2020

Colombia	11/02/2020

Colombia	11/16/2020

Colombia	12/08/2020

Colombia	12/25/2020

Costa Rica	01/01/2020

Costa Rica	04/09/2020

Costa Rica	04/10/2020

Costa Rica	05/01/2020

Costa Rica	09/15/2020

Costa Rica	10/12/2020

Costa Rica	12/25/2020

Croatia	01/01/2020

Croatia	01/06/2020

Croatia	04/10/2020

Croatia	04/13/2020

Croatia	05/01/2020

Croatia	06/11/2020

Croatia	06/22/2020

Croatia	06/25/2020

Croatia	08/05/2020

Croatia	10/08/2020

Croatia	12/24/2020

Croatia	12/25/2020

Croatia	12/31/2020

Cyprus	01/01/2020

Cyprus	01/06/2020

Cyprus	03/02/2020

Cyprus	03/25/2020

Cyprus	04/01/2020

Cyprus	04/10/2020

Cyprus	04/13/2020

Cyprus	04/17/2020

Cyprus	04/20/2020

Cyprus	04/21/2020

Cyprus	05/01/2020

Cyprus	06/08/2020

Cyprus	10/01/2020

Cyprus	10/28/2020

Cyprus	12/24/2020

Cyprus	12/25/2020

Czech Republic	01/01/2020

Czech Republic	04/10/2020

Czech Republic	04/13/2020

Czech Republic	05/01/2020

Czech Republic	05/08/2020

Czech Republic	07/06/2020

Czech Republic	09/28/2020

Czech Republic	10/28/2020

Czech Republic	11/17/2020

Czech Republic	12/24/2020

Czech Republic	12/25/2020

Czech Republic	12/31/2020

Denmark	01/01/2020

Denmark	04/09/2020

Denmark	04/10/2020

Denmark	04/13/2020

Denmark	05/01/2020

Denmark	05/08/2020

Denmark	05/21/2020

Denmark	05/22/2020

Denmark	06/01/2020

Denmark	06/05/2020

Denmark	06/19/2020

Denmark	12/24/2020

Denmark	12/25/2020

Denmark	12/31/2020

Egypt	01/01/2020

Egypt	01/07/2020

Egypt	04/19/2020

Egypt	04/20/2020

Egypt	05/24/2020

Egypt	05/25/2020

Egypt	06/30/2020

Egypt	07/01/2020

Egypt	07/23/2020

Egypt	07/30/2020

Egypt	08/02/2020

Egypt	08/03/2020

Egypt	08/20/2020

Egypt	10/06/2020

Egypt	10/29/2020

Estonia	01/01/2020

Estonia	02/24/2020

Estonia	04/10/2020

Estonia	04/13/2020

Estonia	05/01/2020

Estonia	05/21/2020

Estonia	06/23/2020

Estonia	06/24/2020

Estonia	08/20/2020

Estonia	12/24/2020

Estonia	12/25/2020

Estonia	12/31/2020

Finland	01/01/2020

Finland	01/06/2020

Finland	04/10/2020

Finland	04/13/2020

Finland	05/01/2020

Finland	05/21/2020

Finland	06/19/2020

Finland	12/24/2020

Finland	12/25/2020

Finland	12/31/2020

France	01/01/2020

France	04/10/2020

France	04/13/2020

France	05/01/2020

France	12/24/2020

France	12/25/2020

France	12/31/2020

Germany	01/01/2020

Germany	04/10/2020

Germany	04/13/2020

Germany	05/01/2020

Germany	06/01/2020

Germany	12/24/2020

Germany	12/25/2020

Germany	12/31/2020

Ghana	01/01/2020

Ghana	01/07/2020

Ghana	03/06/2020

Ghana	04/10/2020

Ghana	04/13/2020

Ghana	05/01/2020

Ghana	05/25/2020

Ghana	07/30/2020

Ghana	07/31/2020

Ghana	08/04/2020

Ghana	09/21/2020

Ghana	12/04/2020

Ghana	12/25/2020

Ghana	12/28/2020

Greece	01/01/2020

Greece	01/06/2020

Greece	03/02/2020

Greece	03/25/2020

Greece	04/10/2020

Greece	04/13/2020

Greece	04/17/2020

Greece	04/20/2020

Greece	05/01/2020

Greece	06/08/2020

Greece	10/28/2020

Greece	12/24/2020

Greece	12/25/2020

Hong Kong	01/01/2020

Hong Kong	01/24/2020

Hong Kong	01/27/2020

Hong Kong	01/28/2020

Hong Kong	04/10/2020

Hong Kong	04/13/2020

Hong Kong	04/30/2020

Hong Kong	05/01/2020

Hong Kong	06/25/2020

Hong Kong	07/01/2020

Hong Kong	10/01/2020

Hong Kong	10/02/2020

Hong Kong	10/26/2020

Hong Kong	12/24/2020

Hong Kong	12/25/2020

Hong Kong	12/31/2020

Hungary	01/01/2020

Hungary	04/10/2020

Hungary	04/13/2020

Hungary	05/01/2020

Hungary	06/01/2020

Hungary	08/20/2020

Hungary	08/21/2020

Hungary	10/23/2020

Hungary	12/24/2020

Hungary	12/25/2020

Iceland	01/01/2020

Iceland	04/09/2020

Iceland	04/10/2020

Iceland	04/13/2020

Iceland	04/23/2020

Iceland	05/01/2020

Iceland	05/21/2020

Iceland	06/01/2020

Iceland	06/17/2020

Iceland	08/03/2020

Iceland	12/24/2020

Iceland	12/25/2020

Iceland	12/31/2020

India	02/19/2020

India	02/21/2020

India	03/10/2020

India	03/25/2020

India	04/02/2020

India	04/06/2020

India	04/10/2020

India	04/14/2020

India	05/01/2020

India	05/07/2020

India	05/25/2020

India	10/02/2020

India	10/30/2020

India	11/16/2020

India	11/30/2020

India	12/25/2020

Indonesia	01/01/2020

Indonesia	03/25/2020

Indonesia	04/10/2020

Indonesia	05/01/2020

Indonesia	05/07/2020

Indonesia	05/21/2020

Indonesia	05/22/2020

Indonesia	05/25/2020

Indonesia	05/26/2020

Indonesia	05/27/2020

Indonesia	06/01/2020

Indonesia	07/31/2020

Indonesia	08/17/2020

Indonesia	08/20/2020

Indonesia	10/29/2020

Indonesia	12/24/2020

Indonesia	12/25/2020

Indonesia	12/31/2020

Ireland	01/01/2020

Ireland	04/10/2020

Ireland	04/13/2020

Ireland	05/01/2020

Ireland	05/04/2020

Ireland	06/01/2020

Ireland	12/24/2020

Ireland	12/25/2020

Ireland	12/31/2020

Israel	03/02/2020

Israel	03/10/2020

Israel	04/08/2020

Israel	04/09/2020

Israel	04/12/2020

Israel	04/13/2020

Israel	04/14/2020

Israel	04/15/2020

Israel	04/28/2020

Israel	04/29/2020

Israel	05/28/2020

Israel	07/30/2020

Israel	09/20/2020

Israel	09/27/2020

Israel	09/28/2020

Israel	10/04/2020

Israel	10/05/2020

Israel	10/06/2020

Israel	10/07/2020

Israel	10/08/2020

Italy	01/01/2020

Italy	04/10/2020

Italy	04/13/2020

Italy	05/01/2020

Italy	12/24/2020

Italy	12/25/2020

Italy	12/31/2020

Japan	01/01/2020

Japan	01/02/2020

Japan	01/03/2020

Japan	01/13/2020

Japan	02/11/2020

Japan	02/24/2020

Japan	03/20/2020

Japan	04/29/2020

Japan	05/04/2020

Japan	05/05/2020

Japan	05/06/2020

Japan	07/23/2020

Japan	07/24/2020

Japan	08/10/2020

Japan	09/21/2020

Japan	09/22/2020

Japan	11/03/2020

Japan	11/23/2020

Japan	12/31/2020

Jordan	01/01/2020

Jordan	05/24/2020

Jordan	05/25/2020

Jordan	05/26/2020

Jordan	07/30/2020

Jordan	08/02/2020

Jordan	08/03/2020

Jordan	08/20/2020

Jordan	10/29/2020

Kazakhstan	01/01/2020

Kazakhstan	01/02/2020

Kazakhstan	01/07/2020

Kazakhstan	03/09/2020

Kazakhstan	03/23/2020

Kazakhstan	03/24/2020

Kazakhstan	03/25/2020

Kazakhstan	05/01/2020

Kazakhstan	05/07/2020

Kazakhstan	05/11/2020

Kazakhstan	07/06/2020

Kazakhstan	07/31/2020

Kazakhstan	08/31/2020

Kazakhstan	12/01/2020

Kazakhstan	12/16/2020

Kazakhstan	12/17/2020

Kenya	01/01/2020

Kenya	02/11/2020

Kenya	04/10/2020

Kenya	04/13/2020

Kenya	05/01/2020

Kenya	06/01/2020

Kenya	07/31/2020

Kenya	10/20/2020

Kenya	12/25/2020

Kuwait	01/01/2020

Kuwait	01/12/2020

Kuwait	01/13/2020

Kuwait	02/25/2020

Kuwait	02/26/2020

Kuwait	03/22/2020

Kuwait	05/24/2020

Kuwait	05/25/2020

Kuwait	05/26/2020

Kuwait	07/30/2020

Kuwait	08/02/2020

Kuwait	08/03/2020

Kuwait	08/20/2020

Kuwait	10/29/2020

Latvia	01/01/2020

Latvia	04/10/2020

Latvia	04/13/2020

Latvia	05/01/2020

Latvia	05/04/2020

Latvia	05/21/2020

Latvia	06/22/2020

Latvia	06/23/2020

Latvia	06/24/2020

Latvia	11/18/2020

Latvia	12/24/2020

Latvia	12/25/2020

Latvia	12/31/2020

Lithuania	01/01/2020

Lithuania	03/11/2020

Lithuania	04/10/2020

Lithuania	04/13/2020

Lithuania	05/01/2020

Lithuania	05/21/2020

Lithuania	06/24/2020

Lithuania	07/06/2020

Lithuania	12/24/2020

Lithuania	12/25/2020

Lithuania	12/31/2020

Luxembourg	01/01/2020

Luxembourg	04/10/2020

Luxembourg	04/13/2020

Luxembourg	05/01/2020

Luxembourg	12/25/2020

Luxembourg	12/31/2020

Malawi	01/01/2020

Malawi	01/15/2020

Malawi	03/03/2020

Malawi	04/10/2020

Malawi	04/13/2020

Malawi	05/01/2020

Malawi	05/14/2020

Malawi	05/25/2020

Malawi	07/06/2020

Malawi	10/15/2020

Malawi	12/25/2020

Malawi	12/28/2020

Malaysia	01/01/2020

Malaysia	01/27/2020

Malaysia	05/01/2020

Malaysia	05/07/2020

Malaysia	05/11/2020

Malaysia	05/25/2020

Malaysia	05/26/2020

Malaysia	07/31/2020

Malaysia	08/20/2020

Malaysia	08/31/2020

Malaysia	09/16/2020

Malaysia	10/29/2020

Malaysia	12/25/2020

Mauritius	01/01/2020

Mauritius	01/02/2020

Mauritius	02/21/2020

Mauritius	03/12/2020

Mauritius	03/25/2020

Mauritius	05/01/2020

Mauritius	05/25/2020

Mauritius	11/02/2020

Mauritius	12/25/2020

Mexico	01/01/2020

Mexico	02/03/2020

Mexico	03/16/2020

Mexico	04/09/2020

Mexico	04/10/2020

Mexico	05/01/2020

Mexico	09/16/2020

Mexico	11/02/2020

Mexico	11/16/2020

Mexico	12/25/2020

Morocco	01/01/2020

Morocco	05/01/2020

Morocco	05/25/2020

Morocco	07/30/2020

Morocco	07/31/2020

Morocco	08/14/2020

Morocco	08/20/2020

Morocco	08/21/2020

Morocco	10/29/2020

Morocco	10/30/2020

Morocco	11/06/2020

Morocco	11/18/2020

Namibia	01/01/2020

Namibia	04/10/2020

Namibia	04/13/2020

Namibia	04/27/2020

Namibia	05/01/2020

Namibia	05/04/2020

Namibia	05/21/2020

Namibia	05/25/2020

Namibia	06/16/2020

Namibia	08/10/2020

Namibia	08/26/2020

Namibia	09/24/2020

Namibia	12/10/2020

Namibia	12/16/2020

Namibia	12/25/2020

Netherlands	01/01/2020

Netherlands	04/10/2020

Netherlands	04/13/2020

Netherlands	05/01/2020

Netherlands	12/24/2020

Netherlands	12/25/2020

Netherlands	12/31/2020

New Zealand	01/01/2020

New Zealand	01/02/2020

New Zealand	02/06/2020

New Zealand	04/10/2020

New Zealand	04/13/2020

New Zealand	04/27/2020

New Zealand	06/01/2020

New Zealand	10/26/2020

New Zealand	12/24/2020

New Zealand	12/25/2020

New Zealand	12/28/2020

New Zealand	12/31/2020

Nigeria	01/01/2020

Nigeria	04/10/2020

Nigeria	04/13/2020

Nigeria	05/01/2020

Nigeria	05/25/2020

Nigeria	06/12/2020

Nigeria	07/31/2020

Nigeria	08/03/2020

Nigeria	10/01/2020

Nigeria	10/29/2020

Nigeria	12/25/2020

Norway	01/01/2020

Norway	04/08/2020

Norway	04/09/2020

Norway	04/10/2020

Norway	04/13/2020

Norway	05/01/2020

Norway	05/21/2020

Norway	06/01/2020

Norway	12/24/2020

Norway	12/25/2020

Norway	12/31/2020

Oman	01/12/2020

Oman	01/13/2020

Oman	01/14/2020

Oman	03/22/2020

Oman	05/24/2020

Oman	05/25/2020

Oman	05/26/2020

Oman	05/27/2020

Oman	05/28/2020

Oman	07/23/2020

Oman	07/30/2020

Oman	08/02/2020

Oman	08/03/2020

Oman	08/20/2020

Oman	10/29/2020

Oman	12/02/2020

Oman	12/03/2020

Pakistan	02/05/2020

Pakistan	03/23/2020

Pakistan	05/01/2020

Pakistan	05/22/2020

Pakistan	05/25/2020

Pakistan	05/26/2020

Pakistan	05/27/2020

Pakistan	07/31/2020

Pakistan	08/03/2020

Pakistan	08/14/2020

Pakistan	10/30/2020

Pakistan	12/25/2020

Panama	01/01/2020

Panama	01/09/2020

Panama	02/24/2020

Panama	02/25/2020

Panama	02/26/2020

Panama	04/09/2020

Panama	04/10/2020

Panama	05/01/2020

Panama	11/03/2020

Panama	11/04/2020

Panama	11/05/2020

Panama	11/10/2020

Panama	12/08/2020

Panama	12/25/2020

Panama	12/31/2020

Peru	01/01/2020

Peru	04/09/2020

Peru	04/10/2020

Peru	05/01/2020

Peru	06/29/2020

Peru	07/28/2020

Peru	07/29/2020

Peru	10/08/2020

Peru	12/08/2020

Peru	12/25/2020

Philippines	01/01/2020

Philippines	02/25/2020

Philippines	04/09/2020

Philippines	04/10/2020

Philippines	05/01/2020

Philippines	05/25/2020

Philippines	06/12/2020

Philippines	07/31/2020

Philippines	08/21/2020

Philippines	08/31/2020

Philippines	11/30/2020

Philippines	12/08/2020

Philippines	12/24/2020

Philippines	12/25/2020

Philippines	12/30/2020

Philippines	12/31/2020

Poland	01/01/2020

Poland	01/06/2020

Poland	04/10/2020

Poland	04/13/2020

Poland	05/01/2020

Poland	06/11/2020

Poland	11/11/2020

Poland	12/24/2020

Poland	12/25/2020

Poland	12/31/2020

Portugal	01/01/2020

Portugal	04/10/2020

Portugal	04/13/2020

Portugal	05/01/2020

Portugal	12/24/2020

Portugal	12/25/2020

Portugal	12/31/2020

Qatar	01/01/2020

Qatar	02/11/2020

Qatar	03/01/2020

Qatar	05/25/2020

Qatar	05/26/2020

Qatar	05/27/2020

Qatar	07/30/2020

Qatar	08/02/2020

Qatar	08/03/2020

Qatar	12/17/2020

Romania	01/01/2020

Romania	01/02/2020

Romania	01/24/2020

Romania	04/17/2020

Romania	04/20/2020

Romania	05/01/2020

Romania	06/01/2020

Romania	06/08/2020

Romania	11/30/2020

Romania	12/01/2020

Romania	12/25/2020

Russia	01/01/2020

Russia	01/02/2020

Russia	01/07/2020

Russia	02/24/2020

Russia	03/09/2020

Russia	05/01/2020

Russia	05/04/2020

Russia	05/05/2020

Russia	05/11/2020

Russia	06/12/2020

Russia	11/04/2020

Russia	12/31/2020

Saudi Arabia	05/24/2020

Saudi Arabia	05/25/2020

Saudi Arabia	05/26/2020

Saudi Arabia	05/27/2020

Saudi Arabia	05/28/2020

Saudi Arabia	07/30/2020

Saudi Arabia	08/02/2020

Saudi Arabia	08/03/2020

Saudi Arabia	08/04/2020

Saudi Arabia	08/05/2020

Saudi Arabia	09/23/2020

Serbia	01/01/2020

Serbia	01/02/2020

Serbia	01/07/2020

Serbia	02/17/2020

Serbia	04/17/2020

Serbia	04/20/2020

Serbia	05/01/2020

Serbia	11/11/2020

Singapore	01/01/2020

Singapore	01/27/2020

Singapore	04/10/2020

Singapore	05/01/2020

Singapore	05/07/2020

Singapore	05/25/2020

Singapore	07/31/2020

Singapore	08/10/2020

Singapore	12/25/2020

Slovak Republic	01/01/2020

Slovak Republic	01/06/2020

Slovak Republic	04/10/2020

Slovak Republic	04/13/2020

Slovak Republic	05/01/2020

Slovak Republic	05/08/2020

Slovak Republic	09/01/2020

Slovak Republic	09/15/2020

Slovak Republic	11/17/2020

Slovak Republic	12/24/2020

Slovak Republic	12/25/2020

Slovenia	01/01/2020

Slovenia	01/02/2020

Slovenia	04/10/2020

Slovenia	04/13/2020

Slovenia	04/27/2020

Slovenia	05/01/2020

Slovenia	06/25/2020

Slovenia	12/24/2020

Slovenia	12/25/2020

Slovenia	12/31/2020

South Africa	01/01/2020

South Africa	04/10/2020

South Africa	04/13/2020

South Africa	04/27/2020

South Africa	05/01/2020

South Africa	06/16/2020

South Africa	08/10/2020

South Africa	09/24/2020

South Africa	12/16/2020

South Africa	12/25/2020

South Korea	01/01/2020

South Korea	01/24/2020

South Korea	01/27/2020

South Korea	04/15/2020

South Korea	04/30/2020

South Korea	05/01/2020

South Korea	05/05/2020

South Korea	09/30/2020

South Korea	10/01/2020

South Korea	10/02/2020

South Korea	10/09/2020

South Korea	12/25/2020

South Korea	12/31/2020

Spain	01/01/2020

Spain	04/10/2020

Spain	04/13/2020

Spain	05/01/2020

Spain	12/24/2020

Spain	12/25/2020

Spain	12/31/2020

Sri Lanka	01/01/2020

Sri Lanka	01/10/2020

Sri Lanka	01/15/2020

Sri Lanka	02/04/2020

Sri Lanka	02/21/2020

Sri Lanka	03/09/2020

Sri Lanka	04/07/2020

Sri Lanka	04/10/2020

Sri Lanka	04/13/2020

Sri Lanka	04/14/2020

Sri Lanka	05/01/2020

Sri Lanka	05/07/2020

Sri Lanka	05/08/2020

Sri Lanka	05/25/2020

Sri Lanka	06/05/2020

Sri Lanka	08/03/2020

Sri Lanka	09/01/2020

Sri Lanka	10/01/2020

Sri Lanka	10/30/2020

Sri Lanka	12/25/2020

Sri Lanka	12/29/2020

Sweden	01/01/2020

Sweden	01/06/2020

Sweden	04/09/2020

Sweden	04/10/2020

Sweden	04/13/2020

Sweden	04/30/2020

Sweden	05/01/2020

Sweden	05/20/2020

Sweden	05/21/2020

Sweden	06/19/2020

Sweden	10/30/2020

Sweden	12/24/2020

Sweden	12/25/2020

Sweden	12/31/2020

Switzerland	01/01/2020

Switzerland	01/02/2020

Switzerland	04/10/2020

Switzerland	04/13/2020

Switzerland	05/01/2020

Switzerland	05/21/2020

Switzerland	06/01/2020

Switzerland	12/24/2020

Switzerland	12/25/2020

Switzerland	12/31/2020

Taiwan	01/01/2020

Taiwan	01/21/2020

Taiwan	01/22/2020

Taiwan	01/23/2020

Taiwan	01/24/2020

Taiwan	01/27/2020

Taiwan	01/28/2020

Taiwan	01/29/2020

Taiwan	02/28/2020

Taiwan	04/02/2020

Taiwan	04/03/2020

Taiwan	05/01/2020

Taiwan	06/25/2020

Taiwan	06/26/2020

Taiwan	10/01/2020

Taiwan	10/02/2020

Taiwan	10/09/2020

Tanzania	01/01/2020

Tanzania	04/07/2020

Tanzania	04/10/2020

Tanzania	04/13/2020

Tanzania	05/01/2020

Tanzania	07/07/2020

Tanzania	07/31/2020

Tanzania	10/14/2020

Tanzania	10/29/2020

Tanzania	12/09/2020

Tanzania	12/25/2020

Thailand	01/01/2020

Thailand	02/10/2020

Thailand	04/06/2020

Thailand	04/13/2020

Thailand	04/14/2020

Thailand	04/15/2020

Thailand	05/01/2020

Thailand	05/04/2020

Thailand	05/06/2020

Thailand	06/03/2020

Thailand	07/06/2020

Thailand	07/28/2020

Thailand	08/12/2020

Thailand	10/13/2020

Thailand	10/23/2020

Thailand	12/07/2020

Thailand	12/10/2020

Thailand	12/31/2020

Tunisia	01/01/2020

Tunisia	01/14/2020

Tunisia	03/20/2020

Tunisia	04/09/2020

Tunisia	05/01/2020

Tunisia	05/25/2020

Tunisia	05/26/2020

Tunisia	07/31/2020

Tunisia	08/13/2020

Tunisia	08/31/2020

Tunisia	10/15/2020

Tunisia	10/29/2020

Turkey	01/01/2020

Turkey	04/23/2020

Turkey	05/01/2020

Turkey	05/19/2020

Turkey	05/25/2020

Turkey	05/26/2020

Turkey	07/15/2020

Turkey	07/30/2020

Turkey	07/31/2020

Turkey	08/03/2020

Turkey	10/28/2020

Turkey	10/29/2020

Uganda	01/01/2020

Uganda	04/10/2020

Uganda	04/13/2020

Uganda	05/01/2020

Uganda	06/03/2020

Uganda	06/09/2020

Uganda	07/31/2020

Uganda	10/09/2020

Uganda	12/25/2020

Ukraine	01/01/2020

Ukraine	01/06/2020

Ukraine	01/07/2020

Ukraine	03/09/2020

Ukraine	04/20/2020

Ukraine	05/01/2020

Ukraine	05/11/2020

Ukraine	06/08/2020

Ukraine	06/29/2020

Ukraine	08/24/2020

Ukraine	10/14/2020

Ukraine	12/25/2020

United Arab Emirates	01/01/2020

United Arab Emirates	01/01/2020

United Arab Emirates	01/01/2020

United Arab Emirates	05/24/2020

United Arab Emirates	05/24/2020

United Arab Emirates	05/24/2020

United Arab Emirates	05/25/2020

United Arab Emirates	05/25/2020

United Arab Emirates	05/25/2020

United Arab Emirates	05/26/2020

United Arab Emirates	05/26/2020

United Arab Emirates	05/26/2020

United Arab Emirates	07/30/2020

United Arab Emirates	07/30/2020

United Arab Emirates	07/30/2020

United Arab Emirates	08/02/2020

United Arab Emirates	08/02/2020

United Arab Emirates	08/02/2020

United Arab Emirates	08/19/2020

United Arab Emirates	08/19/2020

United Arab Emirates	08/19/2020

United Arab Emirates	10/28/2020

United Arab Emirates	10/28/2020

United Arab Emirates	10/28/2020

United Arab Emirates	11/30/2020

United Arab Emirates	11/30/2020

United Arab Emirates	11/30/2020

United Arab Emirates	12/02/2020

United Arab Emirates	12/02/2020

United Arab Emirates	12/02/2020

United Arab Emirates	12/03/2020

United Arab Emirates	12/03/2020

United Arab Emirates	12/03/2020

United Kingdom	01/01/2020

United Kingdom	04/10/2020

United Kingdom	04/13/2020

United Kingdom	05/08/2020

United Kingdom	05/25/2020

United Kingdom	08/31/2020

United Kingdom	12/25/2020

United Kingdom	12/28/2020

United States	01/01/2020

United States	01/20/2020

United States	02/17/2020

United States	04/10/2020

United States	05/25/2020

United States	07/03/2020

United States	09/07/2020

United States	10/12/2020

United States	11/11/2020

United States	11/26/2020

United States	11/27/2020

United States	12/24/2020

United States	12/25/2020

Uruguay	01/01/2020

Uruguay	01/06/2020

Uruguay	02/24/2020

Uruguay	02/25/2020

Uruguay	04/09/2020

Uruguay	04/10/2020

Uruguay	05/01/2020

Uruguay	05/18/2020

Uruguay	06/19/2020

Uruguay	08/25/2020

Uruguay	10/12/2020

Uruguay	11/02/2020

Uruguay	12/25/2020

Uruguay	12/31/2020

Vietnam	01/01/2020

Vietnam	01/23/2020

Vietnam	01/24/2020

Vietnam	01/27/2020

Vietnam	01/28/2020

Vietnam	01/29/2020

Vietnam	04/02/2020

Vietnam	04/30/2020

Vietnam	05/01/2020

Vietnam	09/02/2020

WAEMU	01/01/2020

WAEMU	04/13/2020

WAEMU	04/30/2020

WAEMU	05/01/2020

WAEMU	05/20/2020

WAEMU	05/21/2020

WAEMU	06/01/2020

WAEMU	07/31/2020

WAEMU	08/06/2020

WAEMU	08/07/2020

WAEMU	08/14/2020

WAEMU	10/30/2020

WAEMU	12/24/2020

WAEMU	12/25/2020

Zambia	01/01/2020

Zambia	03/09/2020

Zambia	03/12/2020

Zambia	04/10/2020

Zambia	04/13/2020

Zambia	05/01/2020

Zambia	05/25/2020

Zambia	07/06/2020

Zambia	07/07/2020

Zambia	08/03/2020

Zambia	10/19/2020

Zambia	12/25/2020

Zimbabwe	01/01/2020

Zimbabwe	02/21/2020

Zimbabwe	04/10/2020

Zimbabwe	04/13/2020

Zimbabwe	05/01/2020

Zimbabwe	05/25/2020

Zimbabwe	08/10/2020

Zimbabwe	08/11/2020

Zimbabwe	12/22/2020

Zimbabwe	12/25/2020

Redemption. A redemption request submitted on the following dates in the following foreign markets in calendar year 2020 will result in a settlement period that exceeds seven calendar days.

Settlement Period

Argentina	No settlement cycles (>=): T+7

Austria	No settlement cycles (>=): T+7

Belgium	No settlement cycles (>=): T+7

Bermuda	No settlement cycles (>=): T+7

Canada	No settlement cycles (>=): T+7

Chile	No settlement cycles (>=): T+7

China A-Share	No settlement cycles (>=): T+7

Costa Rica	No settlement cycles (>=): T+7

Croatia	No settlement cycles (>=): T+7

Czech Republic	No settlement cycles (>=): T+7

Estonia	No settlement cycles (>=): T+7

Finland	No settlement cycles (>=): T+7

France	No settlement cycles (>=): T+7

Germany	No settlement cycles (>=): T+7

Greece	No settlement cycles (>=): T+7

	Hungary	No settlement cycles (>=): T+7

	India	No settlement cycles (>=): T+7

	Ireland	No settlement cycles (>=): T+7

	Italy	No settlement cycles (>=): T+7

	Luxembourg	No settlement cycles (>=): T+7

	Malaysia	No settlement cycles (>=): T+7

	Mauritius	No settlement cycles (>=): T+7

	Mexico	No settlement cycles (>=): T+7

	Netherlands	No settlement cycles (>=): T+7

	Peru	No settlement cycles (>=): T+7

	Poland	No settlement cycles (>=): T+7

	Portugal	No settlement cycles (>=): T+7

	Romania	No settlement cycles (>=): T+7

	Serbia	No settlement cycles (>=): T+7

	Singapore	No settlement cycles (>=): T+7

	Slovak Republic	No settlement cycles (>=): T+7

	Slovenia	No settlement cycles (>=): T+7

	Spain	No settlement cycles (>=): T+7

	Switzerland	No settlement cycles (>=): T+7

	United Kingdom	No settlement cycles (>=): T+7

	United States	No settlement cycles (>=): T+7

	Uruguay	No settlement cycles (>=): T+7

	Redemption Date	Redemption Settlement Date	Settlement Period

Australia	12/22/2020	12/29/2020	T+7
	12/24/2020	12/30/2020	T+7

Bahrain	05/20/2020	05/27/2020	T+7
	05/21/2020	05/28/2020	T+7

Bangladesh	05/19/2020	05/27/2020	T+8
	05/20/2020	05/28/2020	T+8

Botswana	04/06/2020	04/14/2020	T+8
	04/08/2020	04/16/2020	T+8
	04/09/2020	04/17/2020	T+8
	04/27/2020	05/04/2020	T+7
	04/28/2020	05/05/2020	T+7
	04/29/2020	05/06/2020	T+7
	04/30/2020	05/07/2020	T+7
	05/15/2020	05/22/2020	T+7
	05/18/2020	05/25/2020	T+7
	05/19/2020	05/26/2020	T+7
	05/20/2020	05/27/2020	T+7
	06/25/2020	07/02/2020	T+7
	06/26/2020	07/03/2020	T+7
	06/29/2020	07/06/2020	T+7
	06/30/2020	07/07/2020	T+7
	07/14/2020	07/22/2020	T+8
	07/15/2020	07/23/2020	T+8

	07/16/2020	07/24/2020	T+8
	07/17/2020	07/27/2020	T+10
	09/24/2020	10/02/2020	T+8
	09/25/2020	10/05/2020	T+10
	09/28/2020	10/06/2020	T+8
	09/29/2020	10/07/2020	T+8
	12/21/2020	12/28/2020	T+7
	12/22/2020	12/29/2020	T+7
	12/23/2020	12/30/2020	T+7
	12/24/2020	12/31/2020	T+7

Brazil	02/19/2020	02/26/2020	T+7
	02/20/2020	02/27/2020	T+7
	02/21/2020	02/28/2020	T+7
	12/21/2020	12/28/2020	T+7
	12/22/2020	12/29/2020	T+7
	12/23/2020	12/30/2020	T+7

Bulgaria	12/23/2020	12/30/2020	T+7
	12/22/2020	12/29/2020	T+7

China B-Share	01/21/2020	02/03/2020	T+13
	01/22/2020	02/04/2020	T+13
	01/23/2020	02/05/2020	T+13
	04/28/2020	05/06/2020	T+8
	04/29/2020	05/07/2020	T+8
	04/30/2020	05/08/2020	T+8
	06/22/2020	06/29/2020	T+7
	06/23/2020	06/30/2020	T+7
	06/24/2020	07/01/2020	T+7
	09/28/2020	10/09/2020	T+11
	09/29/2020	10/12/2020	T+13
	09/30/2020	10/13/2020	T+13

China Connect - Northbound	04/03/2020	04/14/2020	T+11
Bonds
	04/07/2020	04/15/2020	T+8
	04/08/2020	04/16/2020	T+8
	04/24/2020	05/06/2020	T+12
	04/27/2020	05/07/2020	T+10
	04/28/2020	05/08/2020	T+10
	06/22/2020	06/29/2020	T+7
	06/23/2020	07/02/2020	T+9
	06/24/2020	07/03/2020	T+9
	06/29/2020	07/06/2020	T+7
	09/28/2020	10/09/2020	T+11
	09/29/2020	10/12/2020	T+13
	09/30/2020	10/13/2020	T+13
	10/20/2020	10/27/2020	T+7
	10/21/2020	10/28/2020	T+7
	10/22/2020	10/29/2020	T+7
	12/21/2020	12/28/2020	T+7
	12/22/2020	12/29/2020	T+7

	12/23/2020	12/30/2020	T+7

Colombia	12/31/2019	01/07/2020	T+7
	04/06/2020	04/13/2020	T+7
	04/07/2020	04/14/2020	T+7
	04/08/2020	04/15/2020	T+7

Cyprus	04/15/2020	04/22/2020	T+7
	04/16/2020	04/23/2020	T+7

Denmark	04/07/2020	04/14/2020	T+7
	04/08/2020	04/15/2020	T+7

Egypt	07/28/2020	08/04/2020	T+7
	07/29/2020	08/05/2020	T+7

Ghana	04/07/2020	04/14/2020	T+7
	04/08/2020	04/15/2020	T+7
	04/09/2020	04/16/2020	T+7
	07/27/2020	08/03/2020	T+7
	07/28/2020	08/05/2020	T+8
	07/29/2020	08/06/2020	T+8
	12/22/2020	12/29/2020	T+7
	12/23/2020	12/30/2020	T+7
	12/24/2020	12/31/2020	T+7

Hong Kong - Equity	01/22/2020	01/29/2020	T+7
	01/23/2020	01/30/2020	T+7

Hong Kong - Corporate/	01/21/2020	01/29/2020	T+8
Government Debt
	01/22/2020	01/30/2020	T+8
	01/23/2020	01/31/2020	T+8
	04/07/2020	04/14/2020	T+7
	04/08/2020	04/15/2020	T+7
	04/09/2020	04/16/2020	T+7
	04/27/2020	05/04/2020	T+7
	04/28/2020	05/05/2020	T+7
	04/29/2020	05/06/2020	T+7
	09/28/2020	10/05/2020	T+7
	09/29/2020	10/06/2020	T+7
	09/30/2020	10/07/2020	T+7
	12/21/2020	12/28/2020	T+7
	12/22/2020	12/29/2020	T+7
	12/23/2020	12/30/2020	T+7
	12/28/2020	01/04/2021	T+7
	12/29/2020	01/05/2021	T+7
	12/30/2020	01/06/2021	T+7

Iceland	04/07/2020	04/14/2020	T+7
	04/08/2020	04/15/2020	T+7

Indonesia - Equity	05/19/2020	05/28/2020	T+9
	05/20/2020	05/29/2020	T+9

Indonesia - Corporate/	05/18/2020	05/28/2020	T+10
Government Debt

	05/19/2020	05/29/2020	T+10
	05/20/2020	06/02/2020	T+13
	08/14/2020	08/21/2020	T+7
	12/21/2020	12/28/2020	T+7
	12/22/2020	12/29/2020	T+7
	12/23/2020	12/30/2020	T+7
	12/28/2020	01/04/2021	T+7
	12/29/2020	01/05/2021	T+7
	12/30/2020	01/06/2021	T+7

Israel	04/06/2020	04/16/2020	T+10
	04/07/2020	04/19/2020	T+12
	09/30/2020	10/11/2020	T+11
	10/01/2020	10/12/2020	T+11

Japan - Equity	12/27/2019	01/06/2020	T+10
	12/30/2019	01/07/2020	T+8
	04/30/2020	05/07/2020	T+7
	05/01/2020	05/08/2020	T+7

Japan - Corporate/Government	04/28/2020	05/07/2020	T+9
Debt
	04/30/2020	05/08/2020	T+8
	05/01/2020	05/11/2020	T+10
	07/20/2020	07/27/2020	T+7
	07/21/2020	07/28/2020	T+7
	07/22/2020	07/29/2020	T+7
	09/16/2020	09/23/2020	T+7
	09/17/2020	09/24/2020	T+7
	09/18/2020	09/25/2020	T+7
	12/28/2020	01/04/2020	T+7
	12/29/2020	01/05/2020	T+7
	12/30/2020	01/06/2020	T+7

Jordan	05/20/2020	05/27/2020	T+7
	05/21/2020	05/28/2020	T+7
	07/28/2020	08/04/2020	T+7
	07/29/2020	08/05/2020	T+7

Kazakhstan	03/18/2020	03/26/2020	T+8
	03/19/2020	03/27/2020	T+8
	03/20/2020	03/30/2020	T+10
	05/05/2020	05/12/2020	T+7
	05/06/2020	05/13/2020	T+7
	12/11/2020	12/18/2020	T+7
	12/14/2020	12/21/2020	T+7
	12/15/2020	12/22/2020	T+7
	12/29/2020	01/05/2021	T+7
	12/30/2020	01/06/2021	T+7
	12/31/2020	01/08/2021	T+8

Kenya	04/07/2020	04/14/2020	T+7
	04/08/2020	04/15/2020	T+7
	04/09/2020	04/16/2020	T+7

Kuwait	01/07/2020	01/14/2020	T+7
	01/08/2020	01/15/2020	T+7
	01/09/2020	01/16/2020	T+7
	02/20/2020	02/27/2020	T+7
	02/23/2020	03/01/2020	T+7
	02/24/2020	03/02/2020	T+7
	05/19/2020	05/27/2020	T+8
	05/20/2020	05/28/2020	T+8
	05/21/2020	05/31/2020	T+10
	07/27/2020	08/04/2020	T+8
	07/28/2020	08/05/2020	T+8
	07/29/2020	08/06/2020	T+8

Latvia	06/18/2020	06/25/2020	T+7
	06/19/2020	06/26/2020	T+7

Lithuania	04/07/2020	04/14/2020	T+7
	04/08/2020	04/15/2020	T+7
	04/09/2020	04/16/2020	T+7
	12/21/2020	12/28/2020	T+7
	12/22/2020	12/29/2020	T+7
	12/23/2020	12/30/2020	T+7

Malawi	04/07/2020	04/14/2020	T+7
	04/08/2020	04/15/2020	T+7
	04/09/2020	04/16/2020	T+7
	12/22/2020	12/29/2020	T+7
	12/23/2020	12/30/2020	T+7
	12/24/2020	12/31/2020	T+7

Morocco	07/27/2020	08/03/2020	T+7
	07/28/2020	08/04/2020	T+7
	07/29/2020	08/05/2020	T+7
	08/17/2020	08/24/2020	T+7
	08/18/2020	08/25/2020	T+7
	08/19/2020	08/26/2020	T+7
	10/26/2020	11/02/2020	T+7
	10/27/2020	11/03/2020	T+7
	10/28/2020	11/04/2020	T+7

Namibia	04/03/2020	04/14/2020	T+11
	04/06/2020	04/15/2020	T+9
	04/07/2020	04/16/2020	T+9
	04/08/2020	04/17/2020	T+9
	04/09/2020	04/20/2020	T+11
	04/24/2020	05/05/2020	T+11
	04/27/2020	05/06/2020	T+9
	04/28/2020	05/07/2020	T+9
	04/29/2020	05/08/2020	T+9
	04/30/2020	05/11/2020	T+11
	05/14/2020	05/22/2020	T+8
	05/15/2020	05/26/2020	T+11
	05/18/2020	05/27/2020	T+9
	05/19/2020	05/28/2020	T+9

	05/20/2020	05/29/2020	T+9
	05/22/2020	06/01/2020	T+10
	08/19/2020	08/27/2020	T+8
	08/20/2020	08/28/2020	T+8
	08/21/2020	08/31/2020	T+10
	08/24/2020	09/01/2020	T+8
	08/25/2020	09/02/2020	T+8
	12/03/2020	12/11/2020	T+8
	12/04/2020	12/14/2020	T+10
	12/07/2020	12/15/2020	T+8
	12/08/2020	12/16/2020	T+8
	12/09/2020	12/17/2020	T+8
	12/18/2020	12/28/2020	T+10
	12/21/2020	12/29/2020	T+8
	12/22/2020	12/30/2020	T+8
	12/23/2020	12/31/2020	T+8
	12/24/2020	01/04/2021	T+11

New Zealand	12/22/2020	12/29/2020	T+7
	12/23/2020	12/30/2020	T+7

Nigeria	04/07/2020	04/14/2020	T+7
	04/08/2020	04/15/2020	T+7
	04/09/2020	04/16/2020	T+7
	07/28/2020	08/04/2020	T+7
	07/29/2020	08/05/2020	T+7
	07/30/2020	08/06/2020	T+7

Norway	04/06/2020	04/14/2020	T+8
	04/07/2020	04/15/2020	T+8

Oman	01/07/2020	01/15/2020	T+8
	01/08/2020	01/16/2020	T+8
	01/09/2020	01/19/2020	T+10
	05/19/2020	05/31/2020	T+12
	05/20/2020	06/01/2020	T+12
	05/21/2020	06/02/2020	T+12
	07/27/2020	08/04/2020	T+8
	07/28/2020	08/05/2020	T+8
	07/29/2020	08/06/2020	T+8
	11/29/2020	12/06/2020	T+7
	11/30/2020	12/07/2020	T+7
	12/01/2020	12/08/2020	T+7

Pakistan	05/20/2020	05/28/2020	T+8
	05/21/2020	05/29/2020	T+8

Panama	02/20/2020	02/27/2020	T+7
	02/21/2020	02/28/2020	T+7
	10/30/2020	11/06/2020	T+7
	11/02/2020	11/09/2020	T+7

Philippines	04/06/2020	04/13/2020	T+7
	04/07/2020	04/14/2020	T+7
	04/08/2020	04/15/2020	T+7
	12/21/2020	12/28/2020	T+7

	12/22/2020	12/29/2020	T+7
	12/23/2020	01/04/2021	T+12
	12/28/2020	01/05/2021	T+8
	12/29/2020	01/06/2021	T+8

Qatar	05/20/2020	05/28/2020	T+8
	05/21/2020	05/31/2020	T+10
	05/24/2020	06/01/2020	T+8
	07/27/2020	08/04/2020	T+8
	07/28/2020	08/05/2020	T+8
	07/29/2020	08/06/2020	T+8

Russia	04/28/2020	05/06/2020	T+8
	04/29/2020	05/07/2020	T+8
	04/30/2020	05/08/2020	T+8
	12/28/2020	01/08/2021	T+11
	12/29/2020	01/11/2021	T+13
	12/30/2020	01/12/2021	T+13

Saudi Arabia	05/20/2020	05/31/2020	T+11
	05/21/2020	06/01/2020	T+11
	07/28/2020	08/06/2020	T+9
	07/29/2020	08/09/2020	T+11

South Africa	04/07/2020	04/14/2020	T+7
	04/08/2020	04/15/2020	T+7
	04/09/2020	04/16/2020	T+7

South Korea	04/29/2020	05/06/2020	T+7
	09/28/2020	10/05/2020	T+7
	09/29/2020	10/06/2020	T+7

Sri Lanka	04/06/2020	04/15/2020	T+9
	04/08/2020	04/16/2020	T+8
	04/09/2020	04/17/2020	T+8
	05/04/2020	05/11/2020	T+7
	05/05/2020	05/12/2020	T+7
	05/06/2020	05/13/2020	T+7
	12/23/2020	12/30/2020	T+7
	12/24/2020	12/31/2020	T+7

Sweden	04/07/2020	04/14/2020	T+7
	04/08/2020	04/15/2020	T+7

Taiwan	01/17/2020	01/30/2020	T+13
	01/20/2020	01/31/2020	T+11

Tanzania	04/06/2020	04/14/2020	T+8
	04/08/2020	04/15/2020	T+7
	04/09/2020	04/16/2020	T+7

Thailand	04/09/2020	04/16/2020	T+7
	04/10/2020	04/17/2020	T+7
	04/30/2020	05/07/2020	T+7

Tunisia	05/20/2020	05/27/2020	T+7
	05/21/2020	05/28/2020	T+7
	05/22/2020	05/29/2020	T+7

Turkey	07/28/2020	08/04/2020	T+7
	07/29/2020	08/05/2020	T+7

Uganda	04/07/2020	04/14/2020	T+7
	04/08/2020	04/15/2020	T+7
	04/09/2020	04/16/2020	T+7

Ukraine	01/02/2020	01/09/2020	T+7
	01/03/2020	01/10/2020	T+7

United Arab Emirates	05/20/2020	05/27/2020	T+7
	05/21/2020	05/28/2020	T+7
	11/29/2020	12/06/2020	T+7

Vietnam	01/21/2020	01/30/2020	T+9
	01/22/2020	01/31/2020	T+9

WAEMU	04/27/2020	05/04/2020	T+7
	04/28/2020	05/05/2020	T+7
	04/29/2020	05/06/2020	T+7
	05/15/2020	05/22/2020	T+7
	05/18/2020	05/25/2020	T+7
	05/19/2020	05/26/2020	T+7
	08/03/2020	08/10/2020	T+7
	08/04/2020	08/11/2020	T+7
	08/05/2020	08/12/2020	T+7
	12/21/2020	12/28/2020	T+7
	12/22/2020	12/29/2020	T+7
	12/23/2020	12/30/2020	T+7

Zambia	03/06/2020	03/13/2020	T+7
	04/07/2020	04/14/2020	T+7
	04/08/2020	04/15/2020	T+7
	04/09/2020	04/16/2020	T+7
	07/01/2020	07/08/2020	T+7
	07/02/2020	07/09/2020	T+7
	07/03/2020	07/10/2020	T+7

Zimbabwe	04/07/2020	04/14/2020	T+7
	04/08/2020	04/15/2020	T+7
	04/09/2020	04/16/2020	T+7
	08/05/2020	08/12/2020	T+7
	08/06/2020	08/13/2020	T+7
	08/07/2020	08/14/2020	T+7
	12/21/2020	12/28/2020	T+7

In 2020, the maximum number of calendar days necessary to satisfy a redemption request would be 13 days.

FINANCIAL STATEMENTS

Each Fund's Financial Statements for the fiscal year ended October 31, 2019, appearing in the Funds' 2019 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

APPENDIX A

Vanguard-Advised Funds Proxy Voting Policy

Each Vanguard fund advised by Vanguard retains authority to vote proxies received with respect to the shares of equity securities held in a portfolio advised by Vanguard. The Board of Trustees (the Board) for the Vanguard-advised funds has adopted proxy voting procedures and guidelines to govern proxy voting for each portfolio retaining proxy voting authority.

The Investment Stewardship Oversight Committee (the Committee), made up primarily of fund officers and subject to the procedures described below, oversees the Vanguard-advised funds' proxy voting. The Committee reports directly to the Board. Vanguard is subject to these procedures and the proxy voting guidelines to the extent that they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the guidelines have also been approved by the Board of Directors of Vanguard.

The voting principles and guidelines adopted by the Board provide a framework for assessing each proposal and seek to ensure that each vote is cast in the best interests of each fund. Under the guidelines, each proposal is evaluated on its merits, based on the particular facts and circumstances as presented. For more information on the funds' proxy voting guidelines, please visit about.vanguard.com/investment-stewardship.

I. Investment Stewardship Team

The Investment Stewardship Team administers the day-to-day operation of the funds' proxy voting process, overseen by the Committee. The Investment Stewardship Team performs the following functions: (1) managing and conducting due diligence of proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Investment Stewardship Team also prepares periodic and special reports to the Board, and proposes amendments to the procedures and guidelines. In addition, at any time, the Board may elect to exercise its discretionary authority to vote proxies.

II. Investment Stewardship Oversight Committee

The Board, including a majority of the independent trustees, appoints the members of the Committee (which is comprised primarily of fund officers). The Committee works with the Investment Stewardship Team to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to exercise its decision-making authority in accordance with the Board's instructions as set forth in the funds' proxy voting procedures and guidelines and subject to the fiduciary standards of good faith, fairness, and Vanguard's Code of Ethics. The Committee may advise the Investment Stewardship Team on how to best apply the Board's instructions as set forth in the guidelines or refer the matter to the Board, which has ultimate decision-making authority for the funds. The Board reviews the procedures and guidelines annually and modifies them from time to time upon the recommendation of the Committee and in consultation with the Investment Stewardship Team.

III. Proxy Voting Principles

Vanguard's investment stewardship activities are grounded in four principles of good governance:

1)Board composition: We believe good governance begins with a great board of directors. Our primary interest is to ensure that the individuals who represent the interests of all shareholders are independent, committed, capable, and appropriately experienced.

2)Oversight of strategy and risk: We believe that boards are responsible for effective oversight of a company's long-term strategy and any relevant and material risks.

3)Executive compensation: We believe that performance-linked compensation (or remuneration) policies and practices are fundamental drivers of sustainable, long-term value.

4)Governance structures: We believe that companies should have in place governance structures to ensure that boards and management serve in the best interests of the shareholders they represent.

IV. Evaluation of Proxies

For ease of reference, the procedures and guidelines often refer to all funds. However, the processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation could result in the funds having a common interest in the matter and, accordingly, each fund casting votes in the same manner. In other cases, however, a fund may vote differently from other funds if doing so is in the best interest of the individual fund.

The guidelines do not permit the Board to delegate voting discretion to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors that should be considered in each voting decision. A fund may refrain from voting some or all of its shares or vote in a particular way if doing so would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, if exercising the vote would result in the imposition of trading or other restrictions, or if a fund (or all Vanguard funds in the aggregate) were to own more than the permissible maximum percentage of a company's stock (as determined by the company's governing documents or by applicable law, regulation, or regulatory agreement).

In evaluating proxy proposals, we consider information from many sources, which could include, but is not limited to, an investment advisor unaffiliated with Vanguard that has investment and proxy voting authority with respect to Vanguard funds that hold shares in the applicable company, the management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. The Investment Stewardship Team does not vote in lockstep with recommendations from proxy advisors when voting on behalf of the Vanguard funds. Data from proxy advisors serve as one of many inputs into our research process.

While serving as a framework, the guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Investment Stewardship Team, under the supervision of the Committee, will evaluate the matter and cast the fund's vote in a manner that is in the fund's best interest, subject to the individual circumstances of the fund.

V. Conflicts of Interest

Vanguard takes seriously its commitment to avoid potential conflicts of interest. Vanguard funds invest in thousands of publicly listed companies worldwide. Those companies may include clients, potential clients, vendors, or competitors. Some companies may employ Vanguard trustees, former Vanguard executives, or family members of Vanguard personnel who have direct involvement in Vanguard's Investment Stewardship program.

Vanguard's approach to mitigating conflicts of interest begins with the funds' proxy voting procedures. The procedures require that voting personnel act as fiduciaries, and must conduct their activities at all times in accordance with the following standards: (i) fund shareholders' interests come first; (ii) conflicts of interest must be avoided; (iii) and compromising situations must be avoided.

We maintain an important separation between Vanguard's Investment Stewardship Team and other groups within Vanguard that are responsible for sales, marketing, client service, and vendor/partner relationships. Proxy voting personnel are required to disclose potential conflicts of interest, and must recuse themselves from all voting decisions and engagement activities in such instances. In certain circumstances, Vanguard may refrain from voting shares of a company, or may engage an independent third-party fiduciary to vote proxies.

Each externally managed fund has adopted the proxy voting guidelines of its advisor(s) and votes in accordance with the external advisors' guidelines and procedures. Each advisor has its own procedures for managing conflicts of interest in the best interests of fund shareholders.

VI. Environmental and Social Proposals

Proposals in this category, initiated primarily by shareholders, typically request that a company enhance its disclosure or amend certain business practices. These resolutions are evaluated in the context of the general corporate governance principle that a company's board has ultimate responsibility for providing effective ongoing oversight of relevant sector- and company-specific risks, including those related to environmental and social matters. Each proposal is evaluated on its merits and supported when there is a logically demonstrable linkage between the specific proposal and long-term shareholder value of the company. Some of the factors considered when evaluating these proposals include the materiality of the issue, the quality of the current disclosures/business practices, and any progress by the company toward the adoption of best practices and/or industry norms.

VII. Voting in Markets Outside the United States

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund's votes will be used, where applicable, to support improvements in governance and disclosure by each fund's portfolio companies. Matters presented by non-U.S. portfolio companies will be evaluated in the foregoing context, as well as in accordance with local market standards and best practices. Votes are cast for each fund in a manner philosophically consistent with the guidelines, taking into account differing practices by market.

In many other markets, voting proxies will result in a fund being prohibited from selling the shares for a period of time due to requirements known as "share-blocking" or reregistration. Generally, the value of voting is unlikely to outweigh the loss of liquidity imposed by these requirements on the funds. In such instances, the funds will generally abstain from voting.

The costs of voting (e.g., custodian fees, vote agency fees) in other markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances in which the issues presented are unlikely to have a material impact on shareholder value.

VIII. Voting Shares of a Company Subject to an Ownership Limitation

Certain companies have provisions in their governing documents or other agreements that restrict stock ownership in excess of a specified limit. Typically, these ownership restrictions are included in the governing documents of real estate investment trusts, but may be included in other companies' governing documents. A company's governing documents normally allow the company to grant a waiver of these ownership limits, which would allow a fund to exceed the stated ownership limit. Sometimes a company will grant a waiver without restriction. From time to time, a company may grant a waiver only if a fund (or funds) agrees to not vote the company's shares in excess of the normal specified limit. In such a circumstance, a fund may refrain from voting shares if owning the shares beyond the company's specified limit is in the best interests of the fund and its shareholders.

In addition, applicable law may require prior regulatory approval to permit ownership of certain regulated issuer's voting securities above certain limits or may impose other restrictions on owners of more than a certain percentage of a regulated issuer's voting shares. The Board has authorized the funds to vote shares above these limits in the same proportion as votes cast by the issuer's entire shareholder base (i.e., mirror vote), or to refrain from voting excess shares. Further, the Board has adopted policies that will result in certain funds mirror voting a higher proportion of the shares they own in a regulated issuer in order to permit certain other funds (generally advised by managers not affiliated with Vanguard) to mirror vote none, or a lower proportion of, their shares in such regulated issuer.

IX. Voting on a Fund's Holdings of Other Vanguard Funds

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

X. Securities Lending

There may be occasions when Vanguard needs to restrict lending of and/or recall securities that are out on loan in order to vote in a shareholder meeting. Vanguard has processes to monitor securities on loan and to evaluate any circumstances that may require us to restrict and/or recall the stock. In making this decision, we consider:

•The subject of the vote and whether, based on our knowledge and experience, we believe the topic is potentially material to the corporate governance and/or long-term performance of the company;

•The Vanguard funds' individual and/or aggregate equity investment in a company, and whether we estimate that voting Vanguard funds' shares would affect the shareholder meeting outcome; and

•The long-term impact to our fund shareholders, evaluating whether we believe the benefits of voting a company's shares would outweigh the benefits of stock lending revenues in a particular instance.

London Stock Exchange Group companies include FTSE International Limited ("FTSE"), Frank Russell Company ("Russell"), MTS Next Limited ("MTS"), and FTSE TMX Global Debt Capital Markets Inc. ("FTSE TMX"). All rights reserved. "FTSE®", "Russell®", "MTS®", "FTSE TMX®" and "FTSE Russell" and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under licence. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies' index values and the use of their indexes to create financial products require a licence with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

SAI 072 022020

PART C

VANGUARD INTERNATIONAL EQUITY INDEX FUNDS

OTHER INFORMATION

Item 28. Exhibits

(a)Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 123 dated February 26, 2019, is hereby incorporated by reference. Amendment to the Amended and Restated Agreement and Declaration of Trust, to be filed by amendment.

(b)By-Laws, Amended and Restated By-Laws, filed with Post-Effective Amendment No. 115 dated February 23, 2018, are hereby incorporated by reference.

(c)Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant's Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (a) above.

(d)Investment Advisory Contracts, The Vanguard Group, Inc., provides investment advisory services to the Funds pursuant to the Fifth Amended and Restated Funds' Service Agreement, refer to Exhibit (h) below.

(e)Underwriting Contracts, not applicable.

(f)Bonus or Profit Sharing Contracts, reference is made to the section entitled "Management of the Funds" in Part B of this Registration Statement.

(g)Custodian Agreements, for Bank of New York Mellon, filed with Post-Effective Amendment No. 123 dated February 26, 2019, is hereby incorporated by reference. For JP Morgan Chase Bank, and State Street Bank and Trust Company, is filed herewith.

(h)Other Material Contracts, Form of Authorized Participant Agreement, filed with Post-Effective Amendment No. 81 dated February 28, 2012, is hereby incorporated by reference. Fifth Amended and Restated Funds' Service Agreement, is filed herewith.

(i)Legal Opinion, not applicable.

(j)Other Opinions, Consent of Independent Registered Public Accounting Firm, is filed herewith.

(k)Omitted Financial Statements, not applicable.

(l)Initial Capital Agreements, not applicable.

(m)Rule 12b-1 Plan, not applicable.

(n)Rule 18f-3 Plan, is filed herewith.

(o)Reserved.

(p)Codes of Ethics, for The Vanguard Group, Inc., filed with Post-Effective Amendment No. 123 dated February 26, 2019, is hereby incorporated by reference.

Item 29. Persons Controlled by or under Common Control with Registrant

None.

Item 30. Indemnification

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities. Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.

Insofar as indemnification for liabilities arising under Securities Act of 1933 (the Securities Act) may be permitted for directors, officers, or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Item 31. Business and Other Connections of Investment Adviser

The Vanguard Group, Inc. (Vanguard), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 31 of officers and directors of Vanguard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801- 11953).

Item 32. Principal Underwriters

(a)Vanguard Marketing Corporation, a wholly owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of over 200 funds.

(b)The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.

Name	Positions and Office with Underwriter	Positions and Office with Funds
Karin A.Risi	Director, Chairman, Principal, and Chief Executive Officer	None
Designee
Scott A. Conking	Director and Principal	None
Christopher D. McIsaac	Director and Principal	None
Thomas M. Rampulla	Director and Principal	None
Michael Rollings	Director and Principal	Finance Director
Caroline Cosby	Director, Principal, General Counsel, and Assistant	None
Secretary
Mortimer J. Buckley	President	Chairman of the Board of Trustees, Chief
Executive Officer, and President
John E. Schadl	Assistant Vice President	Chief Compliance Officer
Beth Morales Singh	Secretary	None
Angela Gravinese	Chief Compliance Officer	None
John T. Marcante	Chief Information Officer	None
Alonzo Ellis	Chief Information Security Officer	None
Salvatore L. Pantalone	Financial and Operations Principal and Treasurer	None
Amy M. Laursen	Financial and Operations Principal	None
Danielle Corey	Annuity and Insurance Officer	None
Jeff Seglem	Annuity and Insurance Officer	None
Matthew Benchener	Principal	None
John Bendl	Principal	Chief Financial Officer
Saundra K. Cusumano	Principal	None
James M. Delaplane Jr.	Principal	None

Name	Positions and Office with Underwriter	Positions and Office with Funds
Andrew Kadjeski	Principal	None
Martha G. King	Principal	None
Michael V. Lucci	Principal	None
Brian P. McCarthy	Principal	None
James M. Norris	Principal	None
Douglas R. Mento	Principal	None
David Petty	Principal	None
Tammy M. Virnig	Principal	None

(c) Not applicable.

Item 33. Location of Accounts and Records

The books, accounts, and other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of the Registrant, 100 Vanguard Boulevard, Malvern PA 19355; the Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant's Custodians, The Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286, JP Morgan Chase Bank, 383 Madison Avenue, New York NY 10179, and State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, and the Registrant's investment advisor at the location identified in this Registration Statement.

Item 34. Management Services

Other than as set forth in the section entitled "Management of the Funds" in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 26th day of February, 2020.

VANGUARD INTERNATIONAL EQUITY INDEX FUNDS

BY:___________/s/ Mortimer J. Buckley*

Mortimer J. Buckley

Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ Mortimer J. Buckley*	Chairman and Chief Executive	February 26, 2020
Officer
Mortimer J. Buckley

/s/ Emerson U. Fullwood*	Trustee	February 26, 2020
Emerson U. Fullwood
/s/ Amy Gutmann*	Trustee	February 26, 2020
Amy Gutmann
/s/ F. Joseph Loughrey*	Trustee	February 26, 2020
F. Joseph Loughrey
/s/ Mark Loughridge*	Trustee	February 26, 2020
Mark Loughridge
/s/ Scott Malpass*	Trustee	February 26, 2020
Scott C. Malpass
/s/ Deanna Mulligan*	Trustee	February 26, 2020
Deanna Mulligan
/s/ André F. Perold*	Trustee	February 26, 2020
André F. Perold
/s/ Sarah Bloom Raskin*	Trustee	February 26, 2020
Sarah Bloom Raskin
/s/ Peter F. Volanakis*	Trustee	February 26, 2020
Peter F. Volanakis
/s/ John Bendl*	Chief Financial Officer	February 26, 2020
John Bendl

*By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 (see File Number 33-32216) and a

Power of Attorney filed on October 30, 2019 (see File Number 811-02554), Incorporated by Reference.

INDEX TO EXHIBITS

Custodian Agreements, JPMorgan Chase . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Ex-99.G

Custodian Agreements, State Street Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Ex-99.G

Other Material Contracts, Fifth Amended and Restated Funds' Service Agreement...…………..Ex.99.H

Other Opinions, Consent of Independent Registered Public Accounting Firm . . . . . . . . . . . . Ex-99.J

Rule 18f-3 Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Ex-99.N